                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-03015

                            OHIO NATIONAL FUND, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



     ONE FINANCIAL WAY, CINCINNATI, OHIO                           45242
--------------------------------------------------------------------------------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

--------------------------------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


Registrant's telephone number, including area code: 513-794-6971


Date of fiscal year end: December 31, 2005


Date of reporting period: June 30, 2005


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS

W E A L T H    B U I L D I N G    O P P O R T U N I T Y

Ohio National
Fund, Inc.


                                     Semi-Annual Report
                                     -----------------------------
                                     JUNE 30, 2005


                                     Ohio National Fund, Inc.




[LOGO] Ohio National
       Financial Services

                            OHIO NATIONAL FUND, INC.

                               TABLE OF CONTENTS

President's Message.........................................    1

Directors and Officers of the Fund..........................    2

The following pages contain Management's Discussion of
  Performance, Portfolio Composition, and Financial Statements
  (Unaudited) for each of the Fund's Portfolios:
  Equity Portfolio..........................................    3
  Money Market Portfolio....................................    9
  Bond Portfolio............................................   14
  Omni Portfolio............................................   22
  International Portfolio...................................   30
  Capital Appreciation Portfolio............................   37
  Discovery Portfolio.......................................   45
  International Small Company Portfolio.....................   52
  Aggressive Growth Portfolio...............................   60
  Small Cap Growth Portfolio................................   68
  Mid Cap Opportunity Portfolio.............................   75
  S&P 500 Index Portfolio...................................   83
  Blue Chip Portfolio.......................................   95
  High Income Bond Portfolio................................  101
  Capital Growth Portfolio..................................  114
  Nasdaq-100 Index Portfolio................................  120
  Bristol Portfolio.........................................  126
  Bryton Growth Portfolio...................................  132
  U.S. Equity Portfolio.....................................  138
  Balanced Portfolio........................................  145
  Covered Call Portfolio....................................  154
Notes to Financial Statements...............................  170
Additional Information......................................  187
Information About Directors and Officers....................  189

                       THIS PAGE INTENTIONALLY LEFT BLANK

President's
Message

                                         [John J. Palmer Photo]
Dear Investor,

The market's fourth quarter 2004 euphoria did not carry over into 2005. Rising oil prices, slower-than-expected economic growth and continued increases in short-term interest rates have all done their part to hold back the stock market during the first half of 2005.

As of June 30, both the Dow Jones Industrial Average and the broader S&P 500 Index were down for the year. However, mid-cap (S&P 400) and small-cap (S&P 600) stocks both rose over the same time period and continued to lead large-cap stocks, just as they had done through the last six months of 2004. Also performing well were value stocks, continuing a trend of outperforming growth stocks.

The second quarter ended on a down note as the Federal Reserve raised its target for overnight bank lending to 3.25 percent and indicated no slowing in its pace of future increases. Despite the continued tightening by the Fed, the yield on the benchmark ten-year Treasury decreased slightly over the course of the past six months. This has created a relatively flat yield curve and carried the risk of inversion if the Fed continues to raise rates without a corresponding increase in long-term rates. This is cause for concern because historically, an inverted yield curve has been a precursor to a downturn in the economy.

The Ohio National Fund

The performance of the Ohio National Fund was mixed for the first six months. Particularly strong showings were made by the Bristol Portfolio, the International Small Company Portfolio, and the Omni Portfolio. All other equity portfolios produced returns close to their benchmarks.

The bond portfolios did well for the last six months. Long-term bonds have followed the ten-year treasury in maintaining low interest yields, gaining ground for investors with capital gains. Whether long-term interest rates remain low depends very much on the bond market's anticipation of future inflation, but it is clear that with the yield curve flattening, the pressure is on.

Looking Ahead

In our last letter we asked several questions of the future and today there is at least some response from business, the consumer and the economy.

- With small chance for further tax cuts or another mortgage refinancing boom, can the economy add enough new jobs to continue the rise in consumer spending?

  Consumer spending is still the bulwark of the economy and new jobs are now the key. The unemployment rate in the United States is down to 5.1 percent (as of 6/30/05) and many forecasters expect this downward trend to continue at a slow but steady pace.

- Will continued high oil prices negatively impact the amount of discretionary income the consumer has available?

  Yes, rising oil prices have hurt the economy by reducing the consumers' discretionary dollars. However, the continued boom in the housing market has created a countertrend wealth effect that has supported continued consumer spending.

- The Federal Reserve has indicated a willingness to continue to raise rates beyond the current 2.25 percent level. How high and how fast will they rise?

  This question is at least partly answered with an increase through the past six months to 3.25 percent. Most experts believe the Fed will continue to increase rates at a slow pace.

- Given that past increases have not affected yields in long-term bonds will there be continued resistance, or will mid- and long-term rates finally begin to rise?
  The bond market has strongly resisted pressure to increase rates on mid-and long-term rates. As discussed above, the yield curve has flattened dramatically as bond investors and the Federal Reserve Board have battled on the future of inflation in this country.

Given what we now know combined with a quick gaze into the crystal ball, the future offers hope for 2005 capital markets. Profit ultimately drives stock price and corporate profits are generally expected by economists to grow by double digits this year. Gross Domestic Product (GDP) is also on the rise with upward revisions in first quarter numbers and positive rates expected for the second quarter as well. While there is much uncertainty -- about oil, about the war in Iraq, about interest rates and about global competition -- what we do know would suggest that this year may be much like 2004, with the capital markets wallowing through the summer and early fall and then hopefully finishing with a sprint in the fourth quarter.

Sincerely,

/s/ JOHN J. PALMER
John J. Palmer, FSA
President

--------------------------------------------------------------------------------

Electronic Delivery of Financial Documents

To receive your variable product documents electronically, please go to www.ohionational.com, click on "access your policy/contract" and follow the instructions. After you have registered for electronic delivery, we will mail you a postcard informing you when your updated documents are available online. On the website, you can also view your current values, change allocations and make transfers.

In order to receive your documents electronically, you must visit our website and consent online to electronic delivery. If you previously registered for electronic delivery other than online, or if you have not visited the website in a while, please logon again. You will be prompted to update your consent.

We urge you to take advantage of this opportunity!

--------------------------------------------------------------------------------

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
Ross Love, Director
James E. Bushman, Director
Joseph A. Campanella, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Marcus L. Collins, Secretary
R. Todd Brockman, Treasurer
Dennis R. Taney, Chief Compliance Officer
Maureen Kiefer-Goldenberg, Compliance Director
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Assistant Secretary
William C. Price, Anti-Money Laundering (AML)
Principal Compliance Officer

The Statement of Additional Information ("SAI") includes additional information about the Fund Directors and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information regarding how the Fund voted proxies relating the Fund securities during the most recent twelve-month period ended June 30, 2005, is available (i) without charge, upon request, by calling 877-781-6392 toll-free and (ii) on the Securities and Exchange Commission's (the "Commission's") website at https://www.sec.gov.

The Fund has filed its Schedules of Investments as of September 30, 2004 and March 31, 2005 with the Commission, as required, on Form N-Q. These filings are available on the Commission's website at https://www.sec.gov. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and will be available on the Commission's website upon the Commission's acceptance of each submission.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way Cincinnati, OH 45242, telephone 513-794-6100.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The Equity Portfolio seeks long-term growth of capital by investing primarily in common stocks or other equity securities.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     6.25%
Five year                                    2.61%
Ten year                                     7.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Equity Portfolio returned (2.26%) versus (0.81%) for the current benchmark, the S&P 500 Index.

The negative 145 basis point performance difference was due to unfavorable sector allocation partially offset by positive stock selection. The Consumer Discretionary sector was the second worst performing sector in the S&P 500 Index. Our absence from the strong Energy sector also took a heavy toll on our relative returns. Although our security selection was negatively impacted by lackluster relative returns of our Industrials, Consumer Discretionary, Consumer Staples, and Financials holdings, we generated strong results in other areas, led by investments in Health Care, Information Technology, Telecommunication, and Utilities. The strengths of our health care holdings during the first half of 2005 were notable both for their breadth and for their consistency. Four of our five investments, UnitedHealth Group, Inc., Aetna, Inc., Health Net, Inc., and McKesson Corp., were among the top contributors to the Portfolio's returns. Outside the Health Care sector, strong performances by Google, Inc., The AES Corp., Nextel Communications, Inc., Kmart, and Sears Holdings Corp. also bolstered Portfolio returns.(1)

Much of the Portfolio's weakness stemmed from the sell-offs in the e-commerce area, with eBay, Inc., Amazon.com, Inc., and IAC/InterActiveCorp posting double digit losses. The sell-off in these securities was particularly intense early in the year, as their December quarter results met but failed to significantly surpass the expectations of cautious investors, who focused on the "blemishes" that included eBay, Inc.'s unexpectedly large investment needs for its Chinese market and PayPal division, Amazon.com, Inc.'s lower than expected gross margin, and supply concerns for IAC/InterActiveCorp's merchant hotel business. It also did not help that the industry faced a number of cyclical headwinds, including higher oil prices which hurt consumer spending, a stronger dollar which dampens overseas revenues and profits, and seasonal weakness in internet usage during the summer. The short-term issues, however, have not fundamentally changed the secular growth potential of the above companies, which we believe still represent some of the best values in the Portfolio.(1)

Business cycle-related concerns took a toll on shares of Tyco International Ltd., International Business Machines, and Time Warner, Inc. The pressure on Tyco International Ltd.'s stock price stemmed from investors' cautious economic outlook and the company's fiscal second quarter that was hurt by lower margins and reduced free cash flow targets. From a long-term perspective, though, we continue to see significant opportunity in the company's efforts to turn around its ADT security business and rejuvenate its health care unit's product pipeline. International Business Machine's recent revenue and earnings miss rocked investors' confidence, as the industry bellwether blamed a reduction of short-term service contracts and longer sales cycles as clients moved cautiously in technology spending. The company resounded with a large scale restructuring effort, announced in early May, to boost efficiency of its European division. Despite the short-term challenges, International Business Machine's analyst day in May showed investors how it is capitalizing on the market's secular shift toward high-value technologies and global integration. Finally, the soft advertising market, buffeted by consumer spending concerns caused by soaring oil prices, also hurt media company Time Warner, Inc.(1)

We believe that the equity market will have total returns of around 10% for the S&P 500 Index. However, equity returns have remained generally flat so far this year, with the S&P 500 Index up only 1.37% in the second quarter and down 0.81% year to date through June. Areas of concern remain pretty much the same: housing, oil, protectionism and the trend of earnings. The amount of ink devoted to the coming bursting of the "housing bubble" is truly remarkable. If and

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

when it finally arrives, no one will be able to say they weren't warned. Our view is that downturns in housing have normally been the result of downturns in the economy, rather than the cause of them. As long as employment and consumer incomes continue to grow at a healthy clip, and mortgage rates stay at, or near, current levels, we believe the likelihood of a meaningful decline in housing is relatively small. We are monitoring development in California and Florida for signs of weakening price trends.

We have been surprised by the persistent strength in oil prices and are coming around to view that it may well be different this time in the sense that high prices are more demand than supply driven this time. That said, we continue to believe that prices are due for a pull back, and are not inclined to initiate new positions at this time.

Protectionism remains a key threat to the equity market in our opinion, and we are monitoring developments in the U.S. Congress, hoping that recent protectionist rhetoric does not become policy reality.

Finally, we continue to watch the trend of corporate earnings for signs of a downturn. Up to this point in the recovery, earnings have beaten expectations fairly consistently. We think the consensus is still a bit pessimistic, but only time will tell. The strength in the dollar, if it persists, may create a bit of a headwind for profits in the latter part of this year.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
6/95                                                                      10000.00                           10000.00
                                                                          10912.00                           11438.00
6/96                                                                      11966.10                           12604.70
                                                                          12915.00                           14078.20
6/97                                                                      14493.20                           16964.20
                                                                          15261.40                           18759.00
6/98                                                                      16608.90                           22081.20
                                                                          16133.90                           24119.30
6/99                                                                      17629.50                           27105.30
                                                                          19339.60                           29195.10
6/00                                                                      18728.50                           29069.60
                                                                          18054.20                           26534.70
6/01                                                                      18852.20                           24756.90
                                                                          16531.50                           23382.90
6/02                                                                      13780.70                           20308.00
                                                                          13433.40                           18218.30
6/03                                                                      16394.10                           20360.80
                                                                          19389.30                           23443.40
6/04                                                                      20054.40                           24249.90
                                                                          21801.20                           25991.00
6/05                                                                      21308.40                           25780.50

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               99.9
Repurchase Agreements
  Less Net Liabilities                           0.1
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                       % of Net Assets
 1.  Nextel Communications, Inc.                   8.2
 2.  UnitedHealth Group, Inc.                      6.8
 3.  Tyco International Ltd.                       5.7
 4.  The AES Corp.                                 4.9
 5.  IAC/InterActiveCorp                           4.8
 6.  Amazon.Com, Inc.                              4.6
 7.  JPMorgan Chase & Co.                          3.9
 8.  Google, Inc.                                  3.6
 9.  Aetna, Inc.                                   3.3
10.  Sears Holdings Corp.                          3.0

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Consumer Discretionary                   27.1
      Financials                               17.2
      Health Care                              16.9
      Information Technology                   13.6
      Telecommunication Services               10.6
      Industrials                               7.7
      Utilities                                 4.9
      Consumer Staples                          1.9
                                    ---------------
                                               99.9
                                    ===============

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 99.9%                 SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 27.1%
INTERNET & CATALOG RETAIL - 12.3%
Amazon.Com, Inc. (a)..............     686,900   $ 22,722,652
eBay, Inc. (a)....................     432,000     14,260,320
IAC/InterActiveCorp (a)...........     992,886     23,878,908
                                                 ------------
                                                   60,861,880
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS -2.9%
Eastman Kodak Co. ................     524,200     14,074,770
                                                 ------------
MEDIA - 6.6%
The DIRECTV Group Inc. (a)........     843,100     13,068,050
Time Warner, Inc. (a).............     592,100      9,893,991
WPP Group PLC (b).................     966,089      9,895,166
                                                 ------------
                                                   32,857,207
                                                 ------------
MULTILINE RETAIL - 3.0%
Sears Holdings Corp. (a)..........     100,200     15,016,974
                                                 ------------
SPECIALTY RETAIL - 2.3%
The Home Depot, Inc. .............     291,200     11,327,680
                                                 ------------
TOTAL CONSUMER DISCRETIONARY......                134,138,511
                                                 ------------
CONSUMER STAPLES - 1.9%
FOOD & STAPLES RETAILING - 1.9%
Albertson's, Inc. ................     437,600      9,049,568
The Kroger Co. (a)................      15,000        285,450
                                                 ------------
TOTAL CONSUMER STAPLES............                  9,335,018
                                                 ------------
FINANCIALS - 17.2%
CONSUMER FINANCE - 2.1%
Capital One Financial Corp. ......     126,900     10,153,269
                                                 ------------
DIVERSIFIED FINANCIAL SERVICES - 6.3%
Citigroup, Inc. ..................     261,600     12,093,768
JPMorgan Chase & Co. .............     544,471     19,230,716
                                                 ------------
                                                   31,324,484
                                                 ------------
INSURANCE - 1.9%
The St. Paul Travelers Companies
  Inc. ...........................     241,900      9,562,307
                                                 ------------
THRIFTS & MORTGAGE FINANCE - 6.9%
Countrywide Financial Corp. ......     342,900     13,239,369
MGIC Investment Corp. ............     198,300     12,933,126
Washington Mutual, Inc. ..........     200,200      8,146,138
                                                 ------------
                                                   34,318,633
                                                 ------------
TOTAL FINANCIALS..................                 85,358,693
                                                 ------------
HEALTH CARE - 16.9%
HEALTH CARE PROVIDERS & SERVICES - 15.4%
Aetna, Inc. ......................     200,500     16,605,410
Health Net, Inc. (a)..............     300,800     11,478,528
McKesson Corp. ...................     322,800     14,458,212
UnitedHealth Group, Inc. .........     647,640     33,767,950
                                                 ------------
                                                   76,310,100
                                                 ------------

                                                     FAIR
COMMON STOCKS - 99.9%                 SHARES        VALUE
-------------------------------------------------------------
PHARMACEUTICALS - 1.5%
Pfizer, Inc. .....................     271,900   $  7,499,002
                                                 ------------
TOTAL HEALTH CARE.................                 83,809,102
                                                 ------------
INDUSTRIALS - 7.7%
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Waste Management, Inc. ...........     339,100      9,610,094
                                                 ------------
INDUSTRIAL CONGLOMERATES - 5.7%
Tyco International Ltd. ..........     973,300     28,420,360
                                                 ------------
TOTAL INDUSTRIALS.................                 38,030,454
                                                 ------------
INFORMATION TECHNOLOGY - 13.6%
COMMUNICATIONS EQUIPMENT - 0.9%
Cisco Systems, Inc. (a)...........     228,700      4,370,457
                                                 ------------
COMPUTERS & PERIPHERALS - 2.4%
International Business Machines
  Corp. ..........................      81,900      6,076,980
Seagate Technology (a)............     336,100      5,898,555
                                                 ------------
                                                   11,975,535
                                                 ------------
INTERNET SOFTWARE & SERVICES - 5.9%
Google, Inc. (a)..................      61,210     18,004,921
Yahoo!, Inc. (a)..................     329,100     11,403,315
                                                 ------------
                                                   29,408,236
                                                 ------------
SOFTWARE - 4.4%
Electronic Arts, Inc. (a).........     231,800     13,122,198
Intuit, Inc. (a)..................     172,300      7,772,453
Symantec Corp. (a)................      30,400        660,896
                                                 ------------
                                                   21,555,547
                                                 ------------
TOTAL INFORMATION TECHNOLOGY......                 67,309,775
                                                 ------------
TELECOMMUNICATION SERVICES - 10.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.4%
Qwest Communications International
  (a).............................   3,253,100     12,069,001
                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES - 8.2%
Nextel Communications, Inc. (a)...   1,259,040     40,679,582
                                                 ------------
TOTAL TELECOMMUNICATION SERVICES..                 52,748,583
                                                 ------------
UTILITIES - 4.9%
MULTI-UTILITIES & UNREGULATED POWER - 4.9%
The AES Corp. (a).................   1,490,400     24,412,752
                                                 ------------
TOTAL UTILITIES...................                 24,412,752
                                                 ------------
TOTAL COMMON STOCKS
 (COST $362,044,865)..............               $495,142,888
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                       FACE          FAIR
REPURCHASE AGREEMENTS - 0.3%          AMOUNT        VALUE
-------------------------------------------------------------
The Goldman Sachs Group, Inc.
  3.370% 07/01/05.................  $1,716,340   $  1,716,340
                                                 ------------
 Repurchase price $1,716,501
 Collateralized by:
  Freddie Mac Gold Mortgage Back
  Pool
  #C01769 5.500% 01/01/35
  Fair Value: $1,759,151
TOTAL REPURCHASE AGREEMENTS (COST
 $1,716,340)......................               $  1,716,340
                                                 ------------
TOTAL INVESTMENTS - 100.2%
  (COST $363,761,205) (C).........               $496,859,228
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.2)%.................                 (1,020,046)
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $495,839,182
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
(a)  Non-Income Producing
(b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $9,895,166 or 2.0% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
     Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
(c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $363,761,205)....................  $496,859,228
  Receivable for fund shares sold..........        10,438
  Dividends and accrued interest
    receivable.............................       341,678
  Prepaid expenses and other assets........           508
                                             ------------
    Total assets...........................   497,211,852
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........       968,516
  Payable for investment management
    services...............................       327,869
  Accrued custody expense..................         8,003
  Accrued professional fees................         8,762
  Accrued accounting fees..................        28,925
  Accrued printing and proxy fees..........        30,159
  Other accrued expenses...................           436
                                             ------------
    Total liabilities......................     1,372,670
                                             ------------
Net assets.................................  $495,839,182
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 18,216,254
  Paid-in capital in excess of par value...   415,880,879
  Accumulated net realized losses on
    investments............................   (71,491,735)
  Net unrealized appreciation on
    investments............................   133,098,023
  Undistributed net investment income......       135,761
                                             ------------
Net assets.................................  $495,839,182
                                             ============
Shares outstanding.........................    18,216,254
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    20,000,000
                                             ============
Net asset value per share..................  $      27.22
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest..................................  $     45,109
  Dividends.................................     2,109,821
                                              ------------
    Total investment income.................     2,154,930
                                              ------------
Expenses:
  Management fees...........................     1,930,655
  Custodian fees............................        37,553
  Directors' fees...........................        14,264
  Professional fees.........................        14,454
  Accounting fees...........................       120,887
  Printing and proxy fees...................        30,197
  Other.....................................         6,966
                                              ------------
    Total expenses..........................     2,154,976
                                              ------------
    Net investment loss.....................           (46)
                                              ------------
Realized/unrealized gains (losses) on
  investments and foreign currency:
  Net realized gains (losses) on:
    Investments.............................     9,646,410
    Foreign currency related transactions...        (4,652)
  Change in unrealized
    appreciation/depreciation on
    investments.............................   (20,917,616)
                                              ------------
    Net realized/unrealized gains (losses)
      on investments........................   (11,275,858)
                                              ------------
    Change in net assets from operations....  $(11,275,904)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment income (loss)..............................    $        (46)      $    370,703
  Realized gains (losses) on investments and foreign
    currency transactions...................................       9,641,758        (11,222,905)
  Change in unrealized appreciation/depreciation on
    investments.............................................     (20,917,616)        66,996,140
                                                                ------------       ------------
    Change in net assets from operations....................     (11,275,904)        56,143,938
                                                                ------------       ------------
Distributions to shareholders:
  Distributions paid from net investment income.............              --           (207,281)
                                                                ------------       ------------
Capital transactions:
  Received from shares sold.................................      24,807,997         66,957,658
  Received from dividends reinvested........................              --            207,281
  Paid for shares redeemed..................................     (19,825,590)       (34,090,525)
                                                                ------------       ------------
    Change in net assets from capital transactions..........       4,982,407         33,074,414
                                                                ------------       ------------
      Change in net assets..................................      (6,293,497)        89,011,071
Net Assets:
  Beginning of period.......................................     502,132,679        413,121,608
                                                                ------------       ------------
  End of period.............................................    $495,839,182       $502,132,679
                                                                ============       ============
  Undistributed net investment income.......................    $    135,761       $    140,459
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2005       ---------------------------------------
                                                                (UNAUDITED)         2004       2003       2002       2001
                                                              ----------------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of period........................       $27.85          $24.78     $17.20     $21.25     $23.28
Investment activities:
  Net investment income.....................................           --            0.02       0.04       0.07       0.06
  Net realized and unrealized gains (losses) on investments
    and foreign currency transactions.......................        (0.63)           3.06       7.58      (4.05)     (2.03)
                                                                   ------          ------     ------     ------     ------
      Total from investment activities......................        (0.63)           3.08       7.62      (3.98)     (1.97)
                                                                   ------          ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................           --           (0.01)     (0.04)     (0.07)     (0.06)
  Return of capital distributions...........................           --              --         --(c)      --         --
                                                                   ------          ------     ------     ------     ------
      Total distributions...................................           --           (0.01)     (0.04)     (0.07)     (0.06)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $27.22          $27.85     $24.78     $17.20     $21.25
                                                                   ======          ======     ======     ======     ======
Total return................................................        (2.26)%(b)      12.44%     44.35%    (18.74)%    (8.43)%
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $495.8          $502.1     $413.1     $263.2     $343.6
  Ratios to average net assets:
    Expenses................................................         0.89%(a)        0.92%      0.94%      0.95%      0.93%
    Net investment income...................................         0.00%(a)        0.09%      0.18%      0.37%      0.29%
  Portfolio turnover rate...................................            9%             10%         6%        32%        20%

--------------------------------------------------------------------------------

(a) Annualized.
(b) Not annualized.
(c) Amount is less than $0.005

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Short-Term Notes (2)                            97.9
Municipal Bonds                                  1.7
Other Net Assets                                 0.4
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1)

                                      % of Net Assets
 1.  General Electric Capital
     Services, Inc. 3.250% 07/25/05               4.8
 2.  Merrill Lynch & Co., Inc. 3.250%
     07/15/05                                     4.8
 3.  Wal-Mart Stores, Inc. 3.220%
     07/22/05                                     4.8
 4.  Procter & Gamble Co. 3.210%
     07/27/05                                     4.8
 5.  HSBC Finance Corp. 3.030%
     07/08/05                                     4.5
 6.  Toyota Motor Credit 2.990%
     07/06/05                                     4.5
 7.  Usaa Capital Corp. 3.060%
     07/01/05                                     4.5
 8.  The Coca-Cola Co. 3.040%
     07/05/05                                     4.5
 9.  The Goldman Sachs Group, Inc.
     3.090% 07/11/05                              4.4
10.  The E.W. Scripps Co. 3.200%
     07/13/05                                     4.4

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Sectors:

                                                                    % of Net Assets
      Financials                                                               33.4
      Consumer Discretionary                                                   27.5
      Consumer Staples                                                         18.2
      Industrials                                                               5.5
      Health Care                                                               4.5
      Materials                                                                 4.4
      Telecommunication Services                                                4.4
                                                                    ---------------
                                                                               97.9
                                                                    ===============

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                       FACE       AMORTIZED
SHORT-TERM NOTES - 97.9%              AMOUNT         COST
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 27.5%
AUTOMOBILES - 5.1%
DaimlerChrysler AG 3.360%
  07/12/05........................  $1,000,000   $    998,973
Toyota Motor Credit 2.990%
  07/06/05........................   7,012,000      7,009,088
                                                 ------------
                                                    8,008,061
                                                 ------------
HOUSEHOLD DURABLES - 4.7%
Fortune Brands Inc.
  3.400% 07/01/05 (a).............   2,500,000      2,500,000
  3.300% 07/07/05.................   4,900,000      4,897,305
                                                 ------------
                                                    7,397,305
                                                 ------------
MEDIA - 12.9%
Gannett Co., Inc. 3.070%
  07/05/05 (a)....................   6,500,000      6,497,783
Knight-Ridder, Inc. 3.330%
  07/08/05 (a)....................   1,000,000        999,352
The E.W. Scripps Co. 3.200%
  07/13/05 (a)....................   7,000,000      6,992,533
Tribune Co. 3.280% 07/20/05 (a)...   5,800,000      5,789,960
                                                 ------------
                                                   20,279,628
                                                 ------------
SPECIALTY RETAIL - 4.8%
The Sherwin Williams Co.
  3.080% 07/07/05 (a).............   4,000,000      3,997,940
  3.160% 07/15/05 (a).............   2,000,000      1,997,542
  3.250% 07/21/05 (a).............   1,500,000      1,497,292
                                                 ------------
                                                    7,492,774
                                                 ------------
TOTAL CONSUMER DISCRETIONARY......                 43,177,768
                                                 ------------
CONSUMER STAPLES - 18.2%
BEVERAGES -- 4.4%
The Coca-Cola Co. 3.040%
  07/05/05........................   7,000,000      6,997,632
                                                 ------------
FOOD & STAPLES RETAILING - 4.8%
Wal-Mart Stores, Inc. 3.220%
  07/22/05 (a)....................   7,500,000      7,485,913
                                                 ------------
FOOD PRODUCTS - 4.2%
Nestle Capital 3.180%
  07/14/05 (a)....................   6,645,000      6,637,369
                                                 ------------
HOUSEHOLD PRODUCTS - 4.8%
Procter & Gamble Co. 3.210%
  07/27/05 (a)....................   7,500,000      7,482,612
                                                 ------------
TOTAL CONSUMER STAPLES............                 28,603,526
                                                 ------------
FINANCIALS - 33.4%
CAPITAL MARKETS - 9.2%
Merrill Lynch & Co., Inc. 3.250%
  07/15/05........................   7,500,000      7,490,521
The Goldman Sachs Group, Inc.
  3.090% 07/11/05.................   7,000,000      6,993,992
                                                 ------------
                                                   14,484,513
                                                 ------------

                                       FACE       AMORTIZED
SHORT-TERM NOTES - 97.9%              AMOUNT         COST
-------------------------------------------------------------
CONSUMER FINANCE - 4.3%
American Express Inc. 3.020%
  07/07/05........................  $6,750,000   $  6,746,602
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 11.0%
Citicorp 3.040% 07/01/05..........   3,339,000      3,339,000
HSBC Finance Corp. 3.030%
  07/08/05........................   7,049,000      7,044,847
Usaa Capital Corp. 3.060%
  07/01/05........................   7,000,000      7,000,000
                                                 ------------
                                                   17,383,847
                                                 ------------
INSURANCE - 8.9%
AIG Funding, Inc. 3.250%
  07/28/05........................   5,068,000      5,055,647
American General Finance Corp.
  3.070% 07/06/05.................   2,000,000      1,999,147
Prudential Funding Corp.
  3.050% 07/05/05.................   3,881,000      3,879,685
  3.240% 07/18/05.................   3,000,000      2,995,410
                                                 ------------
                                                   13,929,889
                                                 ------------
TOTAL FINANCIALS..................                 52,544,851
                                                 ------------
HEALTH CARE - 4.5%
PHARMACEUTICALS - 4.5%
Pfizer, Inc.
  3.200% 07/01/05 (a).............   3,000,000      3,000,000
  3.190% 07/11/05 (a).............   4,070,000      4,066,394
                                                 ------------
TOTAL HEALTH CARE.................                  7,066,394
                                                 ------------
INDUSTRIALS - 5.5%
INDUSTRIAL CONGLOMERATES - 4.8%
General Electric Capital Services,
  Inc. 3.250% 07/25/05............   7,587,000      7,570,561
                                                 ------------
MACHINERY - 0.7%
John Deere Capital 3.120%
  07/06/05 (a)....................   1,000,000        999,567
                                                 ------------
TOTAL INDUSTRIALS.................                  8,570,128
                                                 ------------
MATERIALS - 4.4%
CHEMICALS - 4.4%
E. I. Du Pont de Nemours & Co.
  3.160% 07/19/05.................   7,000,000      6,988,940
                                                 ------------
TOTAL MATERIALS...................                  6,988,940
                                                 ------------
TELECOMMUNICATION SERVICES - 4.4%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 4.4%
BellSouth Corp.
  3.130% 07/08/05 (a).............   1,000,000        999,391
  3.220% 07/12/05 (a).............   6,000,000      5,994,097
                                                 ------------
TOTAL TELECOMMUNICATION SERVICES..                  6,993,488
                                                 ------------
TOTAL SHORT-TERM NOTES
  (COST $153,945,095).............               $153,945,095
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                       FACE       AMORTIZED
MUNICIPAL BONDS - 1.7%                AMOUNT         COST
-------------------------------------------------------------
Alaska Housing Finance Corp.
  3.270% 12/01/32 (b).............  $2,700,000   $  2,700,000
                                                 ------------
TOTAL MUNICIPAL BONDS (COST
  $2,700,000).....................               $  2,700,000
                                                 ------------
TOTAL INVESTMENTS - 99.6%
  (COST $156,645,095) (C).........               $156,645,095
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.4%..............                    598,704
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $157,243,799
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
(a)  Represents a security exempt from registration under Section
     4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers, under Rule 144A. At June 30, 2005, the value of these securities amounted to $66,937,745 or 42.6% of the net assets of the Portfolio. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(b) This bond is a variable rate demand note that is an eligible security under Rule 2a-7. The rate of interest resets every seven days and the bond is eligible to be repurchased by the broker at any time, at par, with a maximum seven day settlement.
(c) Represents cost for Federal income tax and financial reporting purposes. See Note 2 regarding the use of amortized cost for valuation of this Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at amortized
    cost...................................  $156,645,095
  Cash.....................................         1,009
  Receivable for fund shares sold..........       834,293
  Accrued interest receivable..............         6,948
  Prepaid expenses and other assets........            83
                                             ------------
    Total assets...........................   157,487,428
                                             ------------
Liabilities:
  Payable for fund shares redeemed.........       185,656
  Payable for investment management
    services...............................        31,452
  Accrued custody expense..................         2,529
  Accrued professional fees................         5,806
  Accrued accounting fees..................         8,989
  Accrued printing and proxy fees..........         9,108
  Other accrued expenses...................            89
                                             ------------
    Total liabilities......................       243,629
                                             ------------
Net assets.................................  $157,243,799
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 15,724,393
  Paid-in capital in excess of par value...   141,519,851
  Accumulated net realized loss............          (445)
                                             ------------
Net assets.................................  $157,243,799
                                             ============
Shares outstanding.........................    15,724,393
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    30,000,000
                                             ============
Net asset value per share..................  $      10.00
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest...................................  $2,012,582
                                               ----------
Expenses:
  Management fees............................     209,513
  Custodian fees.............................      11,326
  Directors' fees............................       4,472
  Professional fees..........................       7,543
  Accounting fees............................      37,459
  Printing and proxy fees....................       8,574
  Other......................................         385
                                               ----------
    Total expenses...........................     279,272
      Less expenses voluntarily reduced or
         reimbursed by advisor...............     (24,795)
                                               ----------
    Net expenses.............................     254,477
                                               ----------
    Net investment income....................   1,758,105
                                               ----------
    Change in net assets from operations.....  $1,758,105
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     -------------
From investment activities:
Operations:
  Net investment income.....................................    $  1,758,105       $   1,300,925
                                                                ------------       -------------
Distributions to shareholders:
  Distributions paid from net investment income.............      (1,758,232)         (1,300,925)
                                                                ------------       -------------
Capital transactions:
  Received from shares sold.................................      66,540,590         120,054,494
  Received from dividends reinvested........................       1,758,231           1,300,925
  Paid for shares redeemed..................................     (52,026,521)       (109,672,067)
                                                                ------------       -------------
    Change in net assets from capital transactions..........      16,272,300          11,683,352
                                                                ------------       -------------
      Change in net assets..................................      16,272,173          11,683,352
Net Assets:
  Beginning of period.......................................     140,971,626         129,288,274
                                                                ------------       -------------
  End of period.............................................    $157,243,799       $ 140,971,626
                                                                ============       =============
  Undistributed net investment income.......................    $         --       $         127
                                                                ============       =============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2005       ---------------------------------------
                                                                (UNAUDITED)         2004       2003       2002       2001
                                                              ----------------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of period........................       $10.00          $10.00     $10.00     $10.00     $10.00
Investment activities:
  Net investment income.....................................         0.11            0.09       0.07       0.14       0.36
                                                                   ------          ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................        (0.11)          (0.09)     (0.07)     (0.14)     (0.36)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $10.00          $10.00     $10.00     $10.00     $10.00
                                                                   ======          ======     ======     ======     ======
Total return................................................         1.18%(b)        1.01%      0.74%      1.37%      3.78%
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $157.2          $141.0     $129.3     $169.0     $171.1
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by advisor:
      Expenses..............................................         0.34%(a)        0.36%      0.41%      0.40%      0.38%
      Net investment income.................................         2.36%(a)        1.03%      0.74%      1.38%      3.43%
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses..............................................         0.37%(a)        0.40%      0.44%      0.45%      0.42%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     7.30%
Five year                                    7.53%
Ten year                                     6.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2005, the Ohio National Bond Portfolio returned 1.24% versus 1.61% for the current benchmark, the Merrill Lynch U.S. Corporate Bond Index 1-10 Year.

The Bond Portfolio underperformed the Merrill Lynch Index primarily because the Bond Portfolio had an average credit quality of mid-BBB while the Merrill Lynch Index had an average credit quality of A3 during a period when credit spreads widened more for lower quality bonds than for higher quality bonds. During the first half of 2005, the credit spread on the Merrill Lynch Index widened 10 basis points, while BBB credits widened approximately 23 basis points. "Cross-over" credits, which account for 15% of the Bond Portfolio's holdings, widened 88 basis points.(1)

Credit spreads widened for the corporate bond market after General Motors Corp. announced that it would not meet earnings expectations. After General Motors Corp.'s announcement, General Motors Corp., Ford Motor Credit Co. and the auto parts makers traded down to high yield levels. The Bond Portfolio's weighting in the auto sector exceeded the weighting in the Merrill Lynch Index by 0.9%, thus only explaining a portion of the Bond Portfolio's underperformance.(1)

The shape of the yield curve flattened dramatically during the first half of 2005. The yield curve, as represented by 2-year and 10-year Treasuries, flattened by 88 basis points. The 2-year Treasury yield increased by 57 basis points because the Federal Reserve continued its program of tightening credit. Despite Fed tightening, the 10-year Treasury yield declined 31 basis points due to expectations of low inflation, and high oil prices, which would slow economic growth. Performance of the Bond Portfolio benefited from the flattening of the yield curve because the duration of the Bond Portfolio exceeded the duration of the Merrill Lynch Index by 1.1 years at the start of 2005. In general, the Bond Portfolio's longer maturity bonds performed better than its shorter maturity bonds.(1)

Industries that performed well during the first half of 2005 included banks and finance, both of which were underweighted in the Bond Portfolio. The Bond Portfolio was overweighted in paper and forest products and this industry underperformed. Other industries that performed well include electric utilities and real estate, and the Bond Portfolio was overweighted in both. As stated earlier, the industries which performed the worst were automobiles and automobile components, which were slightly overweighted in the Bond Portfolio. Several of the Bond Portfolio's poorest performing investments were auto-related companies, including ArvinMeritor, Inc., Delphi Corp., Ford Motor Credit Co., General Motors Acceptance Corp. and Lear Corp. Other poorly performing investments included Briggs & Stratton Group, Clear Channel Communications, Inc., Liberty Media Corp., Northwest Airlines, Inc. and Rock-Tenn Co. Investments held in the portfolio that performed well came from a variety of industries and included America Movil SA de CV, Axis Capital Holdings Ltd., HCA, Inc., Hutchison Whampoa International Ltd., Liberty Mutual Group, Loews Corp., Mack-Cali Realty LP, May Department Stores Co., Post Apartment Homes LP, Tenaska Georgia Partners LP and Mexico Government International Bond.(1)

We expect the U.S. economy to continue to grow and for the Federal Reserve to tighten credit at least one more time this year. Because of economic growth, large Federal budget deficits and tightening on the part of the Federal Reserve, we expect the Treasury yield curve to rise. Due to the significant tightening in credit spreads that occurred over the past two years, we expect credit spreads to continue to widen further in 2005. Due to widening credit spreads, purchases for the Bond Portfolio will be biased toward higher quality names and holdings of high yield credits will be trimmed. Currently, the duration of the portfolio is 0.4 years longer than the Merrill Lynch Index. The duration of the portfolio will be shortened due to our expectation for higher interest rates. Any lag in price performance for the Bond Portfolio, caused by higher interest rates, would be mitigated by the large yield advantage the Bond Portfolio has over the Merrill Lynch Index.(1)

-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                BOND PORTFOLIO (COMMENCED       MERRILL LYNCH U.S. CORPORATE BOND
                                                               OPERATIONS NOVEMBER 2, 1982)              INDEX 1-10 YEAR
                                                               ----------------------------     ---------------------------------
6/95                                                                     10000.00                           10000.00
                                                                         10624.00                           10620.00
6/96                                                                     10472.10                           10534.50
                                                                         11017.70                           11054.50
6/97                                                                     11394.50                           11415.00
                                                                         12040.50                           12004.90
6/98                                                                     12378.90                           12458.10
                                                                         12668.50                           13002.00
6/99                                                                     12628.00                           12902.30
                                                                         12741.70                           13028.60
6/00                                                                     13085.70                           13351.50
                                                                         13488.70                           14246.10
6/01                                                                     14089.00                           15019.70
                                                                         14623.00                           15733.10
6/02                                                                     15297.10                           16118.60
                                                                         15889.10                           17279.10
6/03                                                                     17288.90                           18448.90
                                                                         17551.70                           18587.30
6/04                                                                     17535.90                           18589.20
                                                                         18586.30                           19369.90
6/05                                                                     18816.80                           19681.90

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Bond Index 1-10 Year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                       % of Net Assets
 1.  Ford Motor Credit Co. 7.250%
     10/25/11                                      1.9
 2.  Monsanto Co. 7.375% 08/15/12                  1.9
 3.  TransAlta Corp. 6.750% 07/15/12               1.8
 4.  DaimlerChysler AG 4.050%
     06/04/08                                      1.2
 5.  Hutchison Whampoa International
     Ltd. 6.250% 01/24/14                          1.1
 6.  Lincoln National Corp. 6.500%
     03/15/08                                      1.1
 7.  International Lease Finance
     Corp. 5.000% 04/15/10                         1.0
 8.  MBNA America Bank NA 4.625%
     08/03/09                                      1.0
 9.  Simon Property Group LP 4.875%
     08/15/10                                      1.0
10.  Sempra Energy 4.750% 05/15/09                 1.0

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Corporate Bonds (3) (4)                         94.5
Foreign Government Bonds (4)                     0.8
Asset Backed Securities (3) (4)                  0.7
Short-Term Notes and
  Other Net Assets                               4.0
                                     ---------------
                                               100.0
                                     ===============

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (Combined):

                                    % of Net Assets
      Financials                               24.8
      Consumer Discretionary                   20.7
      Utilities                                13.1
      Materials                                 9.2
      Industrials                               6.9
      Telecommunication Services                6.7
      Energy                                    5.2
      Information Technology                    3.3
      Consumer Staples                          2.9
      Health Care                               2.4
                                   ----------------
                                               95.2
                                   ================

(4) Bond Credit Quality: (Standard & Poor's Ratings)

                                   % of Total Bonds
      AA                                        3.6
      A                                        13.0
      BBB                                      67.1
      BB                                       15.0
      B                                         1.1
      CCC                                       0.2

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                       FACE          FAIR
CORPORATE BONDS - 94.5%               AMOUNT        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 20.7%
AUTO COMPONENTS - 1.0%
ArvinMeritor, Inc. 8.750%
  03/01/12........................  $  500,000   $    523,750
Delphi Corp. 6.500% 08/15/13......     500,000        373,750
Lear Corp. 5.750% 08/01/14........     375,000        335,785
                                                 ------------
                                                    1,233,285
                                                 ------------
AUTOMOBILES - 3.1%
DaimlerChrysler N.A. Holding Corp.
  4.050% 06/04/08.................   1,500,000      1,478,028
Ford Motor Credit Co. 7.250%
  10/25/11........................   2,500,000      2,408,648
                                                 ------------
                                                    3,886,676
                                                 ------------
HOTELS, RESTAURANTS &
  LEISURE - 4.4%
ARAMARK Services, Inc. 7.000%
  07/15/06........................     750,000        767,161
GTECH Holdings Corp. 4.500%
  12/01/09........................   1,000,000        987,594
Harrah's Operating Co. Inc. 5.500%
  07/01/10........................     750,000        774,872
Marriott International, Inc.
  4.625% 06/15/12.................   1,000,000        991,589
Mirage Resorts, Inc. 6.750%
  02/01/08........................     700,000        726,250
Starwood Hotels & Resorts
  Worldwide, Inc. 6.750%
  11/15/05........................     700,000        707,875
Wendy's International, Inc. 6.350%
  12/15/05........................     500,000        504,713
                                                 ------------
                                                    5,460,054
                                                 ------------
HOUSEHOLD DURABLES - 4.7%
Centex Corp. 5.125% 10/01/13......     500,000        500,958
Lennar Corp. 5.950% 03/01/13......   1,000,000      1,064,361
Newell Rubbermaid, Inc. 4.625%
  12/15/09........................   1,000,000      1,003,158
Pulte Homes, Inc.
  8.125% 03/01/11.................   1,000,000      1,163,798
  7.875% 08/01/11.................   1,000,000      1,161,658
Ryland Group, Inc. 5.375%
  01/15/15........................   1,000,000      1,007,842
                                                 ------------
                                                    5,901,775
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS -0.6%
Eastman Kodak Co. 3.625%
  05/15/08........................     750,000        725,252
                                                 ------------
MEDIA - 4.4%
Clear Channel Communications, Inc.
  5.750% 01/15/13.................   1,000,000        978,579
Comcast Cable Communications
  8.375% 05/01/07.................     500,000        536,606
  8.875% 05/01/17.................     250,000        330,626
Cox Communications, Inc. 6.750%
  03/15/11........................   1,000,000      1,090,144
Liberty Media Corp. 5.700%
  05/15/13........................     750,000        698,655
Rogers Cable, Inc. 7.875%
  05/01/12........................   1,000,000      1,090,000
Time Warner, Inc. 6.875%
  05/01/12........................     750,000        847,484
                                                 ------------
                                                    5,572,094
                                                 ------------

                                       FACE          FAIR
CORPORATE BONDS - 94.5%               AMOUNT        VALUE
-------------------------------------------------------------
MULTILINE RETAIL - 0.6%
May Department Stores Co. 5.750%
  07/15/14........................  $  750,000   $    792,420
                                                 ------------
SPECIALTY RETAIL - 1.9%
AutoZone, Inc. 4.750% 11/15/10....   1,250,000      1,237,701
Staples, Inc. 7.375% 10/01/12.....   1,000,000      1,157,682
                                                 ------------
                                                    2,395,383
                                                 ------------
TOTAL CONSUMER DISCRETIONARY......                 25,966,939
                                                 ------------
CONSUMER STAPLES - 2.9%
FOOD & STAPLES RETAILING - 1.3%
The Kroger Co. 6.200% 06/15/12....   1,000,000      1,077,937
Safeway, Inc. 5.800% 08/15/12.....     500,000        526,325
                                                 ------------
                                                    1,604,262
                                                 ------------
FOOD PRODUCTS - 1.6%
Bunge Ltd. Finance Corp. 5.875%
  05/15/13........................     750,000        805,327
Tyson Foods, Inc. 8.250%
  10/01/11........................   1,000,000      1,187,451
                                                 ------------
                                                    1,992,778
                                                 ------------
TOTAL CONSUMER STAPLES............                  3,597,040
                                                 ------------
ENERGY - 5.2%
OIL & GAS - 5.2%
Atlantic Richfield Co. 8.550%
  03/01/12........................     200,000        246,921
Enterprise Products Operating LP
  4.625% 10/15/09.................   1,000,000        996,485
Kinder Morgan Energy Partners LP
  5.000% 12/15/13.................     750,000        756,402
Marathon Oil Corp. 6.125%
  03/15/12........................     750,000        817,433
Ocean Energy, Inc. 7.250%
  10/01/11........................   1,000,000      1,118,089
Pemex Project Funding Master Trust
  5.750% 12/15/15 (a).............   1,000,000      1,000,500
Valero Energy Corp. 6.875%
  04/15/12........................     750,000        838,298
XTO Energy, Inc. 4.900%
  02/01/14........................     750,000        747,639
                                                 ------------
TOTAL ENERGY......................                  6,521,767
                                                 ------------
FINANCIALS - 24.8%
CAPITAL MARKETS - 2.9%
Amvescap PLC 4.500% 12/15/09......   1,250,000      1,255,704
Jefferies Group, Inc. 7.750%
  03/15/12........................   1,000,000      1,148,515
Morgan Stanley 4.750% 04/01/14....   1,250,000      1,233,637
                                                 ------------
                                                    3,637,856
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                       FACE          FAIR
CORPORATE BONDS - 94.5%               AMOUNT        VALUE
-------------------------------------------------------------
CONSUMER FINANCE - 5.0%
American General Finance Corp.
  4.875% 05/15/10.................  $1,000,000   $  1,010,778
Capital One Bank 5.125%
  02/15/14........................     750,000        760,168
Capital One Financial 4.738%
  05/17/07........................     500,000        503,594
General Motors Acceptance Corp.
  6.125% 08/28/07.................   1,000,000        990,207
  7.250% 03/02/11.................   1,000,000        938,730
Household Finance Corp. 6.375%
  11/27/12........................     750,000        830,725
MBNA America Bank NA 4.625%
  08/03/09........................   1,250,000      1,268,967
                                                 ------------
                                                    6,303,169
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 1.6%
CIT Group, Inc. 5.000% 02/13/14...     750,000        758,861
                                                 ------------
International Lease Finance Corp.
  5.000% 04/15/10.................   1,250,000      1,275,987
                                                 ------------
                                                    2,034,848
                                                 ------------
INSURANCE - 4.5%
Assurant, Inc. 5.625% 02/15/14....     750,000        790,657
Axis Capital Holdings Ltd. 5.750%
  12/01/14........................     500,000        518,751
Liberty Mutual Group 5.750%
  03/15/14 (a)....................     750,000        756,305
Lincoln National Corp. 6.500%
  03/15/08........................   1,250,000      1,333,077
Loews Corp. 5.250% 03/15/16.......     750,000        756,970
Marsh & McLennan Cos. Inc. 3.625%
  02/15/08........................   1,000,000        975,958
StanCorp Financial Group, Inc.
  6.875% 10/01/12.................     500,000        551,843
                                                 ------------
                                                    5,683,561
                                                 ------------
REAL ESTATE - 8.9%
AvalonBay Communities, Inc. 6.625%
  01/15/08........................   1,000,000      1,050,431
Camden Property Trust 4.375%
  01/15/10........................   1,000,000        987,588
Colonial Realty LP 8.050%
  07/15/06........................     900,000        925,898
Developers Diversified Realty
  Corp. 3.875% 01/30/09...........     750,000        729,091
ERP Operating LP 4.750%
  06/15/09........................     750,000        757,402
iStar Financial, Inc. 5.700%
  03/01/14........................   1,000,000      1,014,556
Mack-Cali Realty LP 4.600%
  06/15/13........................     750,000        737,114
Post Apartment Homes LP 5.125%
  10/12/11........................     750,000        770,056
The Rouse Co. 7.200% 09/15/12.....   1,000,000      1,079,147
Simon Property Group LP 4.875%
  08/15/10........................   1,250,000      1,264,509
Spieker Properties, Inc. 7.250%
  05/01/09........................     500,000        547,377
Vornado Realty Trust 4.750%
  12/01/10........................   1,250,000      1,246,986
                                                 ------------
                                                   11,110,155
                                                 ------------

                                       FACE          FAIR
CORPORATE BONDS - 94.5%               AMOUNT        VALUE
-------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 1.9%
Countrywide Home Loans, Inc.
  4.125% 09/15/09.................  $  750,000   $    740,798
Radian Group, Inc. 7.750%
  06/01/11........................   1,000,000      1,156,370
Residential Capital Corp. 6.375%
  06/30/10 (a)....................     500,000        502,936
                                                 ------------
                                                    2,400,104
                                                 ------------
TOTAL FINANCIALS..................                 31,169,693
                                                 ------------
HEALTH CARE - 2.4%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
Hospira, Inc. 4.950% 06/15/09.....   1,000,000      1,019,919
                                                 ------------
HEALTH CARE PROVIDERS &
  SERVICES - 1.6%
HCA, Inc. 5.750% 03/15/14.........     500,000        499,042
Manor Care, Inc. 6.250%
  05/01/13........................     500,000        535,922
Wellpoint, Inc. 4.250% 12/15/09...   1,000,000        996,576
                                                 ------------
                                                    2,031,540
                                                 ------------
TOTAL HEALTH CARE.................                  3,051,459
                                                 ------------
INDUSTRIALS - 6.2%
AEROSPACE & DEFENSE - 0.4%
Boeing Capital Corp. 5.400%
  11/30/09........................     500,000        523,647
                                                 ------------
AIR FREIGHT & LOGISTICS - 0.8%
Ryder System, Inc. 4.625%
  04/01/10........................   1,000,000      1,000,740
                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES - 1.8%
Cendant Corp. 6.875% 08/15/06.....     500,000        514,171
Deluxe Corp. 5.000% 12/15/12......   1,000,000        981,745
R.R. Donnelley & Sons Co. 4.950%
  04/01/14........................     750,000        734,592
                                                 ------------
                                                    2,230,508
                                                 ------------
INDUSTRIAL CONGLOMERATES - 1.5%
Hutchison Whampoa International
  Ltd. 6.250% 01/24/14 (a)........   1,250,000      1,346,417
Tyco International Group SA 6.000%
  11/15/13........................     500,000        544,648
                                                 ------------
                                                    1,891,065
                                                 ------------
MACHINERY - 1.3%
Briggs & Stratton Corp. 8.875%
  03/15/11........................     550,000        631,125
Timken Co. 5.750% 02/15/10........   1,000,000      1,026,542
                                                 ------------
                                                    1,657,667
                                                 ------------
ROAD & RAIL - 0.4%
Union Pacific Corp. 3.625%
  06/01/10........................     500,000        480,982
                                                 ------------
TOTAL INDUSTRIALS.................                  7,784,609
                                                 ------------
INFORMATION TECHNOLOGY - 3.3%
COMPUTERS & PERIPHERALS - 0.9%
NCR Corp. 7.125% 06/15/09.........   1,000,000      1,082,804
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                       FACE          FAIR
CORPORATE BONDS - 94.5%               AMOUNT        VALUE
-------------------------------------------------------------
IT SERVICES - 1.6%
Computer Sciences Corp. 7.375%
  06/15/11........................  $  750,000   $    852,792
Fiserv, Inc. 4.000% 04/15/08......   1,250,000      1,233,293
                                                 ------------
                                                    2,086,085
                                                 ------------
SOFTWARE - 0.8%
Computer Associates International,
  Inc. 4.750% 12/01/09 (a)........   1,000,000        997,797
                                                 ------------
TOTAL INFORMATION TECHNOLOGY......                  4,166,686
                                                 ------------
MATERIALS - 9.2%
CHEMICALS - 3.5%
ICI Wilmington, Inc. 4.375%
  12/01/08........................   1,000,000        993,179
IMC Global, Inc. 6.875%
  07/15/07........................     500,000        508,750
Monsanto Co. 7.375% 08/15/12......   2,000,000      2,343,352
Olin Corp. 9.125% 12/15/11........     500,000        617,986
                                                 ------------
                                                    4,463,267
                                                 ------------
CONTAINERS & PACKAGING - 1.3%
Rock-Tenn Co. 5.625% 03/15/13.....     500,000        452,500
Temple-Inland, Inc. 7.875%
  05/01/12........................   1,000,000      1,153,433
                                                 ------------
                                                    1,605,933
                                                 ------------
METALS & MINING - 0.9%
Teck Cominco Ltd. 7.000%
  09/15/12........................   1,000,000      1,118,258
                                                 ------------
PAPER & FOREST PRODUCTS - 3.5%
Abitibi-Consolidated, Inc. 7.400%
  04/01/18........................   1,000,000        915,000
Domtar, Inc. 7.875% 10/15/11......   1,000,000      1,058,735
International Paper Co. 5.300%
  04/01/15........................     500,000        502,411
Potlatch Corp. 12.500% 12/01/09...   1,000,000      1,247,384
Weyerhaeuser Co. 5.250%
  12/15/09........................     668,000        682,586
                                                 ------------
                                                    4,406,116
                                                 ------------
TOTAL MATERIALS...................                 11,593,574
                                                 ------------
TELECOMMUNICATION SERVICES - 6.7%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 5.2%
AT&T Corp. 9.050% 11/15/11........     500,000        578,750
BellSouth Corp. 4.200% 09/15/09...     750,000        748,051
CenturyTel, Inc. 7.875%
  08/15/12........................   1,000,000      1,143,848
Citizens Communications Co. 7.625%
  08/15/08........................   1,000,000      1,062,500
Deutsche Telekom International
  Finance BV 5.250% 07/22/13......     250,000        259,982
France Telecom 8.000% 03/01/11....   1,000,000      1,161,827
Sprint Capital Corp. 8.375%
  03/15/12........................     500,000        602,204
Telefonos de Mexico SA de CV
  4.750% 01/27/10 (a).............   1,000,000      1,004,160
                                                 ------------
                                                    6,561,322
                                                 ------------

                                       FACE          FAIR
CORPORATE BONDS - 94.5%               AMOUNT        VALUE
-------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 1.5%
America Movil SA de CV 5.750%
  01/15/15........................  $1,000,000   $  1,020,363
AT&T Wireless Services, Inc.
  7.875% 03/01/11.................     750,000        872,638
                                                 ------------
                                                    1,893,001
                                                 ------------
TOTAL TELECOMMUNICATION SERVICES..                  8,454,323
                                                 ------------
UTILITIES - 13.1%
ELECTRIC UTILITIES - 5.5%
CenterPoint Energy Resources Corp.
  5.950% 01/15/14.................     500,000        535,177
IPALCO Enterprises, Inc. 8.625%
  11/14/11........................   1,000,000      1,130,000
Metropolitan Edison Co. 4.875%
  04/01/14........................     750,000        753,975
Pepco Holdings, Inc. 4.000%
  05/15/10........................     750,000        732,581
PSEG Power LLC 5.000% 04/01/14....     750,000        757,932
Scottish Power PLC 4.910%
  03/15/10........................   1,000,000      1,015,539
Tenaska Georgia Partners LP 9.500%
  02/01/30........................     500,000        664,464
TXU Corp.
  4.800% 11/15/09 (a).............     500,000        493,385
  7.480% 01/01/17.................     700,000        779,624
                                                 ------------
                                                    6,862,677
                                                 ------------
GAS UTILITIES - 2.3%
Atmos Energy Corp. 4.000%
  10/15/09........................   1,000,000        979,288
NiSource Finance Corp. 5.400%
  07/15/14........................     750,000        775,120
Southwest Gas Corp. 7.625%
  05/15/12........................   1,000,000      1,151,913
                                                 ------------
                                                    2,906,321
                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER - 5.3%
Avista Corp. 9.750% 06/01/08......     500,000        567,073
Baltimore Gas & Electric Co.
  6.200% 04/08/08.................   1,000,000      1,048,679
Consumers Energy Co. 6.000%
  02/15/14........................     750,000        811,767
Duke Capital LLC 5.500%
  03/01/14........................     750,000        772,924
Sempra Energy 4.750% 05/15/09.....   1,250,000      1,262,344
TransAlta Corp. 6.750% 07/15/12...   2,000,000      2,217,770
                                                 ------------
                                                    6,680,557
                                                 ------------
TOTAL UTILITIES...................                 16,449,555
                                                 ------------
TOTAL CORPORATE BONDS
  (COST $113,973,565).............               $118,755,645
                                                 ------------

                                       FACE          FAIR
FOREIGN GOVERNMENT BONDS - 0.8%       AMOUNT        VALUE
-------------------------------------------------------------
Mexico Government International
  Bond 5.875% 01/15/14............  $1,000,000   $  1,046,000
                                                 ------------
TOTAL FOREIGN GOVERNMENT BONDS
  (COST $1,006,049)...............               $  1,046,000
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                       FACE          FAIR
ASSET BACKED SECURITIES - 0.7%        AMOUNT        VALUE
-------------------------------------------------------------
INDUSTRIALS - 0.7%
AIR FREIGHT & LOGISTICS - 0.5%
FedEx Corp. Series 1998-1, 7.020%
  01/15/16........................  $  551,903   $    610,651
                                                 ------------
AIRLINES - 0.2%
Northwest Airlines, Inc. Series
  1996-1, 8.070% 07/02/16.........     424,555        226,986
                                                 ------------
TOTAL ASSET BACKED SECURITIES
  (COST $993,467).................               $    837,637
                                                 ------------

                                       FACE          FAIR
SHORT-TERM NOTES - 3.5%               AMOUNT        VALUE
-------------------------------------------------------------
Prudential Funding Corp. 3.000%
  07/01/05........................  $4,315,000   $  4,315,000
                                                 ------------
TOTAL SHORT-TERM NOTES
  (COST $4,315,000)...............               $  4,315,000
                                                 ------------
TOTAL INVESTMENTS - 99.5%
  (COST $120,288,081) (B).........               $124,954,282
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.5%..............                    676,472
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $125,630,754
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $6,101,500 or 4.9% of the Portfolio's net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $120,288,081)....................  $124,954,282
  Cash.....................................           701
  Receivable for securities sold...........       342,734
  Receivable for fund shares sold..........            89
  Accrued interest receivable..............     1,818,264
  Prepaid expenses and other assets........            61
                                             ------------
    Total assets...........................   127,116,131
                                             ------------
Liabilities:
  Payable for securities purchased.........     1,249,943
  Payable for fund shares redeemed.........       153,210
  Payable for investment management
    services...............................        59,206
  Accrued custody expense..................         2,023
  Accrued professional fees................         5,473
  Accrued accounting fees..................         9,492
  Accrued printing and proxy fees..........         5,958
  Other accrued expenses...................            72
                                             ------------
    Total liabilities......................     1,485,377
                                             ------------
  Net assets...............................  $125,630,754
                                             ============
Net assets consist of:
    Par value, $1 per share................  $ 10,956,585
    Paid-in capital in excess of par
      value................................   103,520,303
    Accumulated net realized losses on
      investments..........................    (1,580,908)
    Net unrealized appreciation on
      investments..........................     4,666,201
    Undistributed net investment income....     8,068,573
                                             ------------
  Net assets...............................  $125,630,754
                                             ============
Shares outstanding.........................    10,956,585
                                             ============
Authorized Fund shares allocated to
  Portfolio, see footnote 1................    10,000,000
                                             ============

Net asset value per share..................  $      11.47
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest...................................  $ 3,373,309
                                               -----------
Expenses:
  Management fees............................      344,587
  Custodian fees.............................        8,962
  Directors' fees............................        3,550
  Professional fees..........................        6,883
  Accounting fees............................       37,704
  Printing and proxy fees....................        6,918
  Other......................................          285
                                               -----------
    Total expenses...........................      408,889
                                               -----------
    Net investment income....................    2,964,420
                                               -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................      (83,834)
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (1,350,039)
                                               -----------
    Net realized/unrealized gains (losses) on
      investments............................   (1,433,873)
                                               -----------
    Change in net assets from operations.....  $ 1,530,547
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment income.....................................    $  2,964,420       $  5,101,659
  Realized gains (losses) on investments....................         (83,834)         1,250,067
  Change in unrealized appreciation/depreciation on
    investments.............................................      (1,350,039)          (763,523)
                                                                ------------       ------------
    Change in net assets from operations....................       1,530,547          5,588,203
                                                                ------------       ------------
Capital transactions:
  Received from shares sold.................................      14,304,879         29,990,632
  Paid for shares redeemed..................................      (4,608,969)       (11,462,295)
                                                                ------------       ------------
    Change in net assets from capital transactions..........       9,695,910         18,528,337
                                                                ------------       ------------
      Change in net assets..................................      11,226,457         24,116,540
Net Assets:
  Beginning of period.......................................     114,404,297         90,287,757
                                                                ------------       ------------
  End of period.............................................    $125,630,754       $114,404,297
                                                                ============       ============
  Undistributed net investment income.......................    $  8,068,573       $  5,104,153
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2005       ---------------------------------------
                                                               (UNAUDITED)         2004       2003       2002       2001
                                                             ----------------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of period.......................       $11.33          $10.70     $10.25     $10.02     $ 9.84
Investment activities:
  Net investment income....................................         0.27            0.51       0.61       0.61       0.64(d)
  Net realized and unrealized gains (losses) on
    investments............................................        (0.13)           0.12       0.45       0.23       0.17(d)
                                                                  ------          ------     ------     ------     ------
      Total from investment activities.....................         0.14            0.63       1.06       0.84       0.81
                                                                  ------          ------     ------     ------     ------
Distributions:
  Distributions from net investment income.................           --              --      (0.61)     (0.61)     (0.63)
  Return of capital distributions..........................           --              --         --(c)      --         --
                                                                  ------          ------     ------     ------     ------
      Total distributions..................................           --              --      (0.61)     (0.61)     (0.63)
                                                                  ------          ------     ------     ------     ------
Net asset value, end of period.............................       $11.47          $11.33     $10.70     $10.25     $10.02
                                                                  ======          ======     ======     ======     ======
Total return...............................................         1.24%(b)        5.89%     10.46%      8.66%      8.41%
Ratios and supplemental data:
  Net assets at end of period (millions)...................       $125.6          $114.4     $ 90.3     $ 85.4     $ 55.0
  Ratios to average net assets:
    Expenses...............................................         0.69%(a)        0.72%      0.77%      0.75%      0.75%
    Net investment income..................................         4.98%(a)        5.22%      5.66%      6.34%      6.38%(d)
  Portfolio turnover rate..................................            7%             19%        30%        17%        12%

--------------------------------------------------------------------------------

(a) Annualized.
(b) Not annualized.
(c) Amount is less than $0.005.
(d) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income.......................................     $0.64
         Net realized and unrealized gains (losses)..................     $0.17
         Net investment income ratio.................................      6.35%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   10.61%
Five year                                  -4.75%
Ten year                                    3.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Omni Portfolio returned 4.52% versus 0.19% for the current benchmark, which is composed of 70% the S&P 500 Index and 30% the Merrill Lynch U.S. Corporate Master Bond Index.

The solid 4.33% outperformance of the Omni Portfolio is the result of three factors. First, and most importantly, the equity component of the Omni Portfolio outperformed the S&P 500 Index by a wide margin. Second, the bond component of the Omni Portfolio underperformed the Merrill Lynch U.S. Corporate Master Bond Index. Third, the Omni Portfolio was slightly over-weighted in stocks in the period, and this benefited the Omni Portfolio because the stock return in the Omni Portfolio was strong.

The equity component of the Omni Portfolio had a return of 5.95%, significantly outperforming the S&P 500, which had a return of (0.81%). The outperformance was a result of specific stock selection and sector weighting. The choice of health care stocks held in the Portfolio did particularly well, several of which saw significant gains. During the period, the equity portion of the Omni Portfolio was over-weighted in health care. At the start of 2005, the equity portion of the Omni Portfolio was under-weighted in energy, a sector that outperformed, costing the Portfolio close to 60 basis points of performance. During the first half of 2005, the weighting in the energy sector was increased by 6.5% to a slightly over-weighted position by June 30. Stocks that did very well include Accredo Health, Inc. up 57%, Celgene Corporation up 55%, Ivax up 36%, Health Net, Inc. up 35% and Nordstrom, Inc. up 46%. Poorly performing stocks included International Business Machines down 23%, Tyco International Group down 18% and Electronic Arts down 16%.(1)

The bond component of the Omni Portfolio had a return of 1.89% versus 2.52% for the Merrill Lynch U.S. Corporate Master Bond Index. The bond component of the Omni Portfolio underperformed the Merrill Lynch Index primarily because the bond component of the Omni Portfolio had an average credit quality of BBB while the index had an average credit quality of mid-A during a period when credit spreads widened more for lower quality bonds than for higher quality bonds. The bond component of the Omni Portfolio was over-weighted in the poorly performing automobile industry by 1.8%, and significantly under-weighted in the banking industry, which performed well. The dramatic flattening of the Treasury yield curve that occurred during the period explains only a small portion of the underperformance because the duration of the bond component of the Omni Portfolio was only 0.2 years short of the duration of the Merrill Lynch Index. The bonds that performed the poorest during the first half were all in the automobile industry, and included Ford Motor Credit, General Motors Acceptance Corp. and Lear Corp. The best performing bonds came from a variety of sectors and included America Movil SA de CV, Assurant, Inc., Hutchison Whampoa International Ltd., Mellon Funding Corp., Post Apartment Homes LP, Southern Power Co., Mexican Government International and the U.S. Treasury.(1)

We expect the U.S. economy to continue to grow and for Treasury rates to rise later in the year. Given this outlook, we maintain a modest over-weighting in equities and an under-weighting in bonds. As we start the second half of 2005, the equity portion of the Omni Portfolio is over-weighted in technology, industrials, health care and energy, and significantly under-weighted in financials. The equity component of the Omni Portfolio is positioned to do well if the economy continues to gradually improve. The equity portion of the Portfolio is at risk if financials do particularly well since the Portfolio is under-weighted in this sector. The strategy for the bond component of the Omni Portfolio is to maintain a duration that is neutral or just short of the bond benchmark, continue to increase diversification and to bias purchases toward higher quality names given tight credit spreads.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                 OMNI PORTFOLIO (COMMENCED        70% S&P 500 INDEX/30% ML U.S.
                                                               OPERATIONS SEPTEMBER 10, 1984)      CORPORATE MASTER BOND INDEX
                                                               ------------------------------     -----------------------------
6/95                                                                      10000.00                           10000.00
                                                                          10819.00                           11225.60
6/96                                                                      11593.60                           11957.10
                                                                          12500.30                           13136.00
6/97                                                                      13855.30                           15147.90
                                                                          14768.40                           16584.70
6/98                                                                      15923.20                           18858.20
                                                                          15437.60                           20311.90
6/99                                                                      16365.40                           21935.10
                                                                          17190.20                           23143.20
6/00                                                                      17705.90                           23227.70
                                                                          14637.50                           22278.20
6/01                                                                      13315.70                           21597.60
                                                                          12724.50                           21083.10
6/02                                                                      10747.10                           19267.70
                                                                           9827.15                           18343.40
6/03                                                                      10880.60                           20273.80
                                                                          12401.70                           22460.20
6/04                                                                      12551.80                           22992.30
                                                                          13283.60                           24531.20
6/05                                                                      13884.00                           24577.60

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Merrill Lynch U.S. Corporate Master Bond Index consists of all Domestic and Yankee High Yield Bonds with a minimum outstanding amount of $100 million and maturing over 1 year.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic market.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               72.5
Corporate Bonds (3)                             24.3
Foreign Government Bonds                         0.4
U.S. Treasury Obligations                        0.1
Repurchase Agreements
  Less Net Liabilities                           2.7
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                       % of Net Assets
 1.  Citigroup, Inc.                               1.9
 2.  Intel Corp.                                   1.8
 3.  Procter & Gamble Co.                          1.8
 4.  Bank of America Corp.                         1.7
 5.  Exxon Mobil Corp.                             1.6
 6.  General Electric Co.                          1.6
 7.  The Boeing Co.                                1.6
 8.  Thermo Electron Corp.                         1.6
 9.  Lincoln National Corp.                        1.6
10.  L-3 Communications Holdings,
     Inc.                                          1.6

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (Combined):

                                                                     % of Net Assets
      Financials                                                                16.8
      Health Care                                                               16.0
      Industrials                                                               14.6
      Information Technology                                                    14.5
      Consumer Discretionary                                                    12.6
      Energy                                                                     8.3
      Consumer Staples                                                           6.5
      Telecommunication Services                                                 3.5
      Utilities                                                                  3.4
      Materials                                                                  0.6
                                                                     ---------------
                                                                                96.8
                                                                     ===============

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 72.5%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 7.2%
HOTELS, RESTAURANTS &
  LEISURE - 1.6%
Royal Caribbean Cruises Ltd. ......      21,800   $ 1,054,248
                                                  -----------
MEDIA - 1.4%
The Walt Disney Co. ...............      39,100       984,538
                                                  -----------
MULTILINE RETAIL - 2.9%
JC Penney Co. Inc. ................      18,200       956,956
Nordstrom, Inc. ...................      14,900     1,012,753
                                                  -----------
                                                    1,969,709
                                                  -----------
SPECIALTY RETAIL - 1.3%
Best Buy Co., Inc. ................       5,600       383,880
The Home Depot, Inc. ..............      13,300       517,370
                                                  -----------
                                                      901,250
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                 4,909,745
                                                  -----------
CONSUMER STAPLES - 5.7%
BEVERAGES - 2.6%
The Coca-Cola Co. .................      20,800       868,400
PepsiCo, Inc. .....................      17,500       943,775
                                                  -----------
                                                    1,812,175
                                                  -----------
FOOD PRODUCTS - 0.7%
Campbell Soup Co. .................      15,000       461,550
                                                  -----------
HOUSEHOLD PRODUCTS - 1.8%
Procter & Gamble Co. ..............      22,800     1,202,700
                                                  -----------
TOBACCO - 0.6%
Altria Group, Inc. ................       6,100       394,426
                                                  -----------
TOTAL CONSUMER STAPLES.............                 3,870,851
                                                  -----------
ENERGY - 6.9%
OIL & GAS - 6.9%
Apache Corp. ......................      16,000     1,033,600
Exxon Mobil Corp. .................      19,300     1,109,171
Occidental Petroleum Corp. ........      12,800       984,704
Suncor Energy, Inc. ...............      21,000       993,720
XTO Energy, Inc. ..................      15,400       523,446
                                                  -----------
TOTAL ENERGY.......................                 4,644,641
                                                  -----------
FINANCIALS - 9.2%
COMMERCIAL BANKS - 1.7%
Bank of America Corp. .............      25,600     1,167,616
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 3.3%
Citigroup, Inc. ...................      27,697     1,280,432
JPMorgan Chase & Co. ..............      27,800       981,896
                                                  -----------
                                                    2,262,328
                                                  -----------
INSURANCE - 4.2%
American International Group,
  Inc. ............................      17,100       993,510
Hartford Financial Services Group,
  Inc. ............................      10,100       755,278
Lincoln National Corp. ............      22,700     1,065,084
                                                  -----------
                                                    2,813,872
                                                  -----------
TOTAL FINANCIALS...................                 6,243,816
                                                  -----------

                                                     FAIR
COMMON STOCKS - 72.5%                  SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE - 15.2%
HEALTH CARE EQUIPMENT &
  SUPPLIES - 5.3%
Fisher Scientific International,
  Inc. (a).........................      13,700   $   889,130
PerkinElmer, Inc. .................      35,900       678,510
St Jude Medical, Inc. (a)..........      21,400       933,254
Thermo Electron Corp. (a)..........      40,400     1,085,548
                                                  -----------
                                                    3,586,442
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 5.7%
Cardinal Health, Inc. .............      17,400     1,001,892
Health Net, Inc. (a)...............      22,900       873,864
McKesson Corp. ....................      23,400     1,048,086
Medco Health Solutions, Inc. (a)...      17,100       912,456
                                                  -----------
                                                    3,836,298
                                                  -----------
PHARMACEUTICALS - 4.2%
IVAX Corp. (a).....................      48,200     1,036,300
Johnson & Johnson..................      15,500     1,007,500
Pfizer, Inc. ......................      29,800       821,884
                                                  -----------
                                                    2,865,684
                                                  -----------
TOTAL HEALTH CARE..................                10,288,424
                                                  -----------
INDUSTRIALS - 12.7%
AEROSPACE & DEFENSE - 7.6%
General Dynamics Corp. ............       9,300     1,018,722
Honeywell International, Inc. .....      26,500       970,695
L-3 Communications Holdings,
  Inc. ............................      13,800     1,056,804
The Boeing Co. ....................      16,700     1,102,200
United Technologies Corp. .........      18,600       955,110
                                                  -----------
                                                    5,103,531
                                                  -----------
ELECTRICAL EQUIPMENT - 1.1%
Rockwell Automation, Inc. .........      15,600       759,876
                                                  -----------
INDUSTRIAL CONGLOMERATES - 3.2%
General Electric Co. ..............      31,900     1,105,335
Tyco International Ltd. ...........      35,900     1,048,280
                                                  -----------
                                                    2,153,615
                                                  -----------
MACHINERY - 0.8%
Caterpillar, Inc. .................       5,900       562,329
                                                  -----------
TOTAL INDUSTRIALS..................                 8,579,351
                                                  -----------
INFORMATION TECHNOLOGY - 14.1%
COMMUNICATIONS EQUIPMENT - 1.5%
Cisco Systems, Inc. (a)............      52,400     1,001,364
                                                  -----------
COMPUTERS & PERIPHERALS - 2.6%
Dell, Inc. (a).....................      18,400       726,984
Hewlett-Packard Co. ...............      43,500     1,022,685
                                                  -----------
                                                    1,749,669
                                                  -----------
INTERNET SOFTWARE & SERVICES - 1.5%
Google, Inc. (a)...................       3,500     1,029,525
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 72.5%                  SHARES        VALUE
-------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 5.5%
Altera Corp. (a)...................      44,600   $   883,972
Intel Corp. .......................      46,700     1,217,002
Maxim Integrated Products, Inc. ...      25,700       981,997
Texas Instruments, Inc. ...........      23,000       645,610
                                                  -----------
                                                    3,728,581
                                                  -----------
SOFTWARE - 3.0%
Microsoft Corp. ...................      41,800     1,038,312
Oracle Corp. (a)...................      76,300     1,007,160
                                                  -----------
                                                    2,045,472
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                 9,554,611
                                                  -----------
TELECOMMUNICATION SERVICES - 1.5%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.5%
Sprint Corp. ......................      40,500     1,016,145
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                 1,016,145
                                                  -----------
TOTAL COMMON STOCKS
  (COST $46,715,340)...............               $49,107,584
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 24.3%                AMOUNT        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 5.4%
AUTO COMPONENTS - 0.2%
Lear Corp. 5.750% 08/01/14.........  $  125,000   $   111,928
                                                  -----------
AUTOMOBILES - 0.7%
DaimlerChrysler NA Holding Corp.
  6.500% 11/15/13..................     250,000       270,992
Ford Motor Credit Co. 7.000%
  10/01/13.........................     250,000       240,237
                                                  -----------
                                                      511,229
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -0.4%
Harrah's Operating, Co. Inc. 5.500%
  07/01/10.........................     250,000       258,291
                                                  -----------
HOUSEHOLD DURABLES - 1.1%
Centex Corp. 5.125% 10/01/13.......     250,000       250,479
Lennar Corp. 5.500% 09/01/14.......     250,000       255,772
Newell Rubbermaid, Inc. 4.625%
  12/15/09.........................     250,000       250,790
                                                  -----------
                                                      757,041
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 0.3%
Eastman Kodak Co. 3.625%
  05/15/08.........................     250,000       241,751
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 24.3%                AMOUNT        VALUE
-------------------------------------------------------------
MEDIA - 1.9%
Clear Channel Communications 4.250%
  05/15/09.........................     250,000       241,128
Comcast Cable Communications 6.200%
  11/15/08.........................     250,000       264,586
Cox Communications, Inc. 6.750%
  03/15/11.........................     250,000       272,536
Rogers Cable, Inc. 5.500%
  03/15/14.........................     250,000       236,875
The Walt Disney Co. 6.200%
  06/20/14.........................     250,000       278,012
                                                  -----------
                                                    1,293,137
                                                  -----------
MULTILINE RETAIL - 0.4%
May Department Stores Co. 4.800%
  07/15/09.........................  $  250,000   $   252,948
                                                  -----------
SPECIALTY RETAIL - 0.4%
AutoZone, Inc. 4.750% 11/15/10.....     250,000       247,540
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                 3,673,865
                                                  -----------
CONSUMER STAPLES - 0.8%
FOOD & STAPLES RETAILING - 0.4%
Safeway, Inc. 5.800% 08/15/12......     250,000       263,163
                                                  -----------
FOOD PRODUCTS - 0.4%
Bunge Ltd. Finance Corp. 5.875%
  05/15/13.........................     250,000       268,442
                                                  -----------
TOTAL CONSUMER STAPLES.............                   531,605
                                                  -----------
ENERGY - 1.4%
OIL & GAS - 1.4%
Enterprise Products Operating LP
  4.625% 10/15/09..................     250,000       249,121
Occidental Petroleum Corp. 4.250%
  03/15/10.........................     250,000       249,390
Valero Energy Corp. 4.750%
  06/15/13.........................     250,000       247,926
XTO Energy, Inc. 4.900% 02/01/14...     250,000       249,213
                                                  -----------
TOTAL ENERGY.......................                   995,650
                                                  -----------
FINANCIALS - 7.6%
CAPITAL MARKETS - 1.5%
Amvescap PLC 4.500% 12/15/09.......     250,000       251,141
Mellon Funding Corp. 5.500%
  11/15/18.........................     250,000       264,840
Morgan Stanley 4.750% 04/01/14.....     250,000       246,727
The Goldman Sachs Group, Inc.
  5.150% 01/15/14..................     250,000       256,628
                                                  -----------
                                                    1,019,336
                                                  -----------
CONSUMER FINANCE - 2.3%
Capital One Bank 5.125% 02/15/14...     250,000       253,389
General Motors Acceptance Corp.
  7.750% 01/19/10..................     500,000       489,230
Household Finance Corp. 6.375%
  11/27/12.........................     500,000       553,816
MBNA America Bank NA 4.625%
  08/03/09.........................     250,000       253,794
                                                  -----------
                                                    1,550,229
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 0.4%
CIT Group, Inc. 5.000% 02/13/14....     250,000       252,954
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 24.3%                AMOUNT        VALUE
-------------------------------------------------------------
INSURANCE - 1.1%
Assurant, Inc. 5.625% 02/15/14.....  $  250,000   $   263,552
MetLife, Inc. 5.375% 12/15/12......     250,000       261,562
Travelers Property Casualty Corp.
  3.750% 03/15/08..................     250,000       246,310
                                                  -----------
                                                      771,424
                                                  -----------
REAL ESTATE - 1.9%
Duke Realty LP 4.625% 05/15/13.....     250,000       247,006
EOP Operating LP 5.875% 01/15/13...     250,000       263,757
iStar Financial, Inc. 6.000%
  12/15/10.........................     250,000       260,336
Post Apartment Homes LP 5.125%
  10/12/11.........................     250,000       256,686
Simon Property Group LP 4.875%
  08/15/10.........................     250,000       252,902
                                                  -----------
                                                    1,280,687
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 0.4%
Countrywide Home Loans, Inc. 4.125%
  09/15/09.........................     250,000       246,933
                                                  -----------
TOTAL FINANCIALS...................                 5,121,563
                                                  -----------
HEALTH CARE - 0.8%
PHARMACEUTICALS - 0.8%
Wyeth 6.950% 03/15/11..............     500,000       559,449
                                                  -----------
TOTAL HEALTH CARE..................                   559,449
                                                  -----------
INDUSTRIALS - 1.9%
COMMERCIAL SERVICES &
  SUPPLIES - 0.7%
R.R. Donnelley & Sons Co. 3.750%
  04/01/09.........................     250,000       242,308
Waste Management, Inc. 5.000%
  03/15/14.........................     250,000       251,295
                                                  -----------
                                                      493,603
                                                  -----------
INDUSTRIAL CONGLOMERATES - 0.8%
Hutchison Whampoa International Ltd
  6.250% 01/24/14 (b)..............     250,000       269,283
Tyco International Group SA 6.000%
  11/15/13.........................     250,000       272,324
                                                  -----------
                                                      541,607
                                                  -----------
ROAD & RAIL - 0.4%
CSX Corp. 5.300% 02/15/14..........     250,000       259,163
                                                  -----------
TOTAL INDUSTRIALS..................                 1,294,373
                                                  -----------
INFORMATION TECHNOLOGY - 0.4%
IT SERVICES - 0.4%
Fiserv, Inc. 4.000% 04/15/08.......     250,000       246,659
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                   246,659
                                                  -----------
MATERIALS - 0.6%
PAPER & FOREST PRODUCTS - 0.6%
International Paper Co. 5.300%
  04/01/15.........................     250,000       251,206
Weyerhaeuser Co. 5.950% 11/01/08...     133,000       139,351
                                                  -----------
TOTAL MATERIALS....................                   390,557
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 24.3%                AMOUNT        VALUE
-------------------------------------------------------------
TELECOMMUNICATION SERVICES - 2.0%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.6%
AT&T Corp. 9.050% 11/15/11.........  $  250,000   $   289,375
Telefonos de Mexico SA de CV 5.500%
  01/27/15 (b).....................     250,000       249,409
Verizon Florida, Inc. 6.125%
  01/15/13.........................     500,000       536,886
                                                  -----------
                                                    1,075,670
                                                  -----------
WIRELESS TELECOMMUNICATION
  SERVICES - 0.4%
America Movil SA de CV 5.750%
  01/15/15.........................     250,000       255,091
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                 1,330,761
                                                  -----------
UTILITIES - 3.4%
ELECTRIC UTILITIES - 1.8%
Pepco Holdings, Inc. 4.000%
  05/15/10.........................     250,000       244,194
PSEG Power LLC 5.000% 04/01/14.....     250,000       252,644
Scottish Power PLC 4.910%
  03/15/10.........................     250,000       253,885
Southern Power Co. 4.875%
  07/15/15.........................     250,000       251,099
Virginia Electric and Power Co.
  4.750% 03/01/13..................     250,000       251,276
                                                  -----------
                                                    1,253,098
                                                  -----------
GAS UTILITIES - 0.4%
TGT Pipeline LLC 5.500% 02/01/17
  (b)..............................     250,000       260,311
                                                  -----------
MULTI-UTILITIES & UNREGULATED
  POWER - 1.2%
Consumers Energy Co. 6.000%
  02/15/14.........................     250,000       270,589
Duke Capital LLC 5.500% 03/01/14...     250,000       257,641
Sempra Energy 4.750% 05/15/09......     250,000       252,469
                                                  -----------
                                                      780,699
                                                  -----------
TOTAL UTILITIES....................                 2,294,108
                                                  -----------
TOTAL CORPORATE BONDS
  (COST $16,210,817)...............               $16,438,590
                                                  -----------

                                        FACE         FAIR
FOREIGN GOVERNMENT BONDS - 0.4%        AMOUNT        VALUE
-------------------------------------------------------------
Mexico Government International
  Bond 5.875% 01/15/14.............  $  250,000   $   261,500
                                                  -----------
TOTAL FOREIGN GOVERNMENT BONDS
  (COST $249,375)..................               $   261,500
                                                  -----------

                                        FACE         FAIR
U.S. TREASURY OBLIGATIONS - 0.1%       AMOUNT        VALUE
-------------------------------------------------------------
U.S. Treasury Note 3.625%
  05/15/13.........................  $  100,000   $    98,758
                                                  -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $95,493)...................               $    98,758
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 2.8%           AMOUNT        VALUE
-------------------------------------------------------------
US Bank 2.100% 07/01/05............  $1,918,000   $ 1,918,000
                                                  -----------
 Repurchase price $1,918,112
 Collateralized by:
  Freddie Mac Gold Mortgage Back
  Pool
  #C01528 5.000% 04/01/33
  Fair Value: $787,923
  Freddie Mac Gold Mortgage Back
  Pool
  #E99430 4.500% 09/01/18
  Fair Value: $1,168,412
TOTAL REPURCHASE AGREEMENTS
  (COST $1,918,000)................               $ 1,918,000
                                                  -----------
TOTAL INVESTMENTS - 100.1%
  (COST $65,189,025) (C)...........               $67,824,432
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.1)%..................                   (83,013)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $67,741,419
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes
(a)  Non-Income Producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $779,003 or 1.1% of the Portfolio's net assets.
     These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair
    value
    (Cost $65,189,025)..................     $ 67,824,432
  Cash..................................              610
  Receivable for securities sold........        1,988,258
  Receivable for fund shares sold.......              723
  Dividends and accrued interest
    receivable..........................          301,622
  Prepaid expenses and other assets.....               40
                                             ------------
    Total assets........................       70,115,685
                                             ------------
Liabilities:
  Payable for securities purchased......        2,125,740
  Payable for fund shares redeemed......          197,846
  Payable for investment management
    services............................           33,720
  Accrued custody expense...............            1,126
  Accrued professional fees.............            5,214
  Accrued accounting fees...............            5,693
  Accrued printing and proxy fees.......            4,859
  Other accrued expenses................               68
                                             ------------
  Total liabilities.....................        2,374,266
                                             ------------
Net assets..............................     $ 67,741,419
                                             ============
Net assets consist of:
  Par value, $1 per share...............     $  4,967,520
  Paid-in capital in excess of par
    value...............................       70,174,369
  Accumulated net realized losses on
    investments.........................      (10,929,484)
  Net unrealized appreciation on
    investments.........................        2,635,407
  Undistributed net investment income...          893,607
                                             ------------
Net assets..............................     $ 67,741,419
                                             ============
Shares outstanding......................        4,967,520
                                             ============
Authorized Fund shares allocated to
  Portfolio.............................       20,000,000
                                             ============

Net asset value per share...............     $      13.64
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest...................................  $  462,216
  Dividends (net of withholding tax of
    $345)....................................     352,181
                                               ----------
    Total investment income..................     814,397
                                               ----------
Expenses:
  Management fees............................     206,105
  Custodian fees.............................       5,266
  Directors' fees............................       2,058
  Professional fees..........................       6,000
  Accounting fees............................      22,455
  Printing and proxy fees....................       4,271
  Other......................................         966
                                               ----------
    Total expenses...........................     247,121
                                               ----------
    Net investment income....................     567,276
                                               ----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................   2,815,239
  Change in unrealized
    appreciation/depreciation on
    investments..............................    (345,177)
                                               ----------
    Net realized/unrealized gains (losses) on
      investments............................   2,470,062
                                               ----------
    Change in net assets from operations.....  $3,037,338
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED     YEAR ENDED
                                                                 JUNE 30, 2005      DECEMBER 31,
                                                                  (UNAUDITED)           2004
                                                                ----------------    ------------
From investment activities:
Operations:
  Net investment income.....................................      $   567,276       $ 1,293,082
  Realized gains (losses) on investments....................        2,815,239         7,533,720
  Change in unrealized appreciation/depreciation on
    investments.............................................         (345,177)       (4,061,757)
                                                                  -----------       -----------
    Change in net assets from operations....................        3,037,338         4,765,045
                                                                  -----------       -----------
Distributions to shareholders:
  Distributions paid from net investment income.............               --          (963,899)
                                                                  -----------       -----------
Capital transactions:
  Received from shares sold.................................        2,320,048         8,780,410
  Received from dividends reinvested........................               --           963,899
  Paid for shares redeemed..................................       (9,040,830)       (8,528,261)
                                                                  -----------       -----------
    Change in net assets from capital transactions..........       (6,720,782)        1,216,048
                                                                  -----------       -----------
      Change in net assets..................................       (3,683,444)        5,017,194
Net Assets:
  Beginning of period.......................................       71,424,863        66,407,669
                                                                  -----------       -----------
  End of period.............................................      $67,741,419       $71,424,863
                                                                  ===========       ===========
  Undistributed net investment income.......................      $   893,607       $   326,331
                                                                  ===========       ===========

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2005       ---------------------------------------
                                                               (UNAUDITED)         2004       2003       2002       2001
                                                             ----------------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of period.......................       $13.05          $12.35     $ 9.96     $13.16     $15.44
Investment activities:
  Net investment income....................................         0.11            0.24       0.20       0.22       0.26(c)
  Net realized and unrealized gains (losses) on
    investments............................................         0.48            0.64       2.39      (3.20)     (2.28)(c)
                                                                  ------          ------     ------     ------     ------
      Total from investment activities.....................         0.59            0.88       2.59      (2.98)     (2.02)
                                                                  ------          ------     ------     ------     ------
Distributions:
  Distributions from net investment income.................           --           (0.18)     (0.20)     (0.22)     (0.26)
                                                                  ------          ------     ------     ------     ------
Net asset value, end of period.............................       $13.64          $13.05     $12.35     $ 9.96     $13.16
                                                                  ======          ======     ======     ======     ======
Total return...............................................         4.52%(b)        7.11%     26.19%    (22.77)%   (13.07)%
Ratios and supplemental data:
  Net assets at end of period (millions)...................       $ 67.7          $ 71.4     $ 66.4     $ 59.0     $ 94.1
  Ratios to average net assets:
    Expenses...............................................         0.71%(a)        0.71%      0.71%      0.77%      0.76%
    Net investment income..................................         1.64%(a)        1.97%      1.80%      1.88%      1.89%(c)
  Portfolio turnover rate..................................           98%            240%       177%       148%       118%

--------------------------------------------------------------------------------

(a) Annualized.
(b) Not annualized.
(c) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income.......................................  $ 0.25
         Net realized and unrealized gains (losses)..................  $(2.27)
         Net investment income ratio.................................    1.85%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks total return on assets by investing primarily in equity securities of foreign companies.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:
One year                                     5.16%
Five year                                   -8.20%
Ten year                                     2.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National International Portfolio returned (4.67%) versus (1.73%) for the current benchmark, the MSCI EAFE Growth Index.

The bulk of this underperformance stemmed mainly from four sectors, stock selection, and our underweight in Australia and overweight in Canada. The four sector culprits were Health Care, Energy, Materials, and Industrials. In Health Care, one stock was mainly responsible for the underperformance. Irish drug manufacturer Elan Corp. PLC fell 70.1% after three patients died while on a trial of their promising multiple sclerosis product Tysabri. In Energy, our underweight proved to be costly as crude oil surged 30.03% over the last six months. The Energy sector was the best performing benchmark group, up 14.40%. In Materials, our overweight and our exposure to the gold and aluminum sector dragged performance. Placer Dome Inc., a Canadian gold company, fell 18.5% on weaker than expected quarterly results and on substantial U.S. dollar strength. The U.S. dollar strengthened 10.93% versus the Euro and 7.53% against the Yen. Canadian aluminum producer Alcan, Inc. cost the fund 26 basis points. Alcan, Inc.'s weak performance stemmed from an 8.9% fall in the price in aluminum and on concerns that slower economic growth would impact demand. In Industrials, our overweight and the fund's large holding in German industrial giant Siemens AG negatively impacted performance. Siemens AG, which represented 3.2% of the fund on June 30th, reported weaker than expected first quarter results and cost the fund 40 basis points.(1)

On a country basis, our underweight in Australia and overweight in Canada cost the Portfolio 96 basis points. Australia was one of the world's best performing markets over the last six months. The S&P Australian Stock Exchange 200 was up 5.6%. The Portfolio's Australian underweight stemmed purely from a valuation perspective. The main Australian benchmark constituents, Financials and Metals & Mining, look relatively unattractive to similar stocks in other countries. In Canada, our overweight and exposure to the previously mentioned Materials names, Placer Dome Inc. and Alcan, Inc., caused the bulk of Canada's underperformance.(1)

There were two negative environmental factors that were slight disappointments for the Portfolio. First, we were quite surprised by the sharp appreciation in the U.S. dollar versus the Euro and the Japanese Yen. The U.S. dollar appreciated 10.93% versus the Euro and 7.53% against the Yen. We forecasted near term U.S. dollar strength, but the sharp appreciation was underestimated. The Portfolio positioned itself for U.S. dollar strength by overweighting significantly exposed U.S. dollar earners, such as Roche Holding AG-GENUSS (Switzerland), Novartis AG-REG (Switzerland), Diageo PLC (United Kingdom), and Toyota Motor Corp. (Japan). However, in most cases, the rise in the U.S. dollar was greater than the absolute return in the U.S. dollar sensitive stocks.(1)

Second, the sustained appreciation in the price of crude oil was underestimated. We believe in the longer term story here (tight supplies compared to rising global demand), but have grown concerned that in the near term too many other investors are also believers and expectations may now be too high. Crude oil climbed 30.03% in the last six months. As a result, we cut our Energy weighting from 7.30% to 4.20%. We hope to reestablish our overweight position in this sector during a period of relative underperformance, which may be initiated by weaker than expected second quarter results. We believe many investors are underestimating the operating margin pressure that oil and natural gas companies are experiencing as they attempt to replace their declining, older, and cheaper reserve base.(1)

We expect the global economy to slow significantly over the next 12 to 18 months, but importantly, we do not see a recession as likely. The primary driver of the slowdown will probably be the lagged impact of the higher oil prices and

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

higher Fed interest rates that we've seen to date, together with a slowdown in China off its rapid growth pace of the last three years. Importantly, a global recession appears unlikely because the current cycle has not seen the usual excesses in terms of capital expenditures and hiring, and because corporate balance sheets are in generally good shape; these factors together suggest that a sharp pullback in corporate spending and/or hiring won't happen even as the economy slows overall. In addition, we see oil prices peaking at current levels as global demand slows, relieving inflationary pressures and the upward thrust to interest rates.

Given this economic backdrop, we expect the equity markets overall to perform reasonably well though not terrifically; the "easy money" coming off the cyclical lows in 2002 has probably already been made. Increasingly, we expect investors to re-focus their attention on larger capitalization, higher quality companies with the ability to sustain solid earnings growth even in a slower economy.

Across regions, we expect Asia, Japan, and emerging markets to perform less well than Europe, as the former in general tend to be more geared towards global economic growth. Consistent with this view, the Portfolio has been increasing its weight in Europe and scaling back in Japan and in emerging markets. By sector, we have added significantly to our holdings in Health Care stocks, which have strong defensive growth characteristics that we believe the market is under-appreciating in the current environment.

-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.
 CHANGE IN VALUE OF $10,000 INVESTMENT
[PERFORMANCE GRAPH]

                                                            INTERNATIONAL PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1 1993)              MSCI EAFE GROWTH INDEX
                                                            ----------------------------------        ----------------------
6/95                                                                     10000.00                            10000.00
                                                                         10596.00                            10784.00
6/96                                                                     11766.90                            11159.30
                                                                         12130.50                            11158.20
6/97                                                                     13554.60                            12359.90
                                                                         12386.20                            11393.40
6/98                                                                     13555.40                            13086.40
                                                                         12866.80                            13923.90
6/99                                                                     12730.40                            13776.40
                                                                         21538.60                            18025.00
6/00                                                                     20511.20                            16595.60
                                                                         16757.70                            13606.70
6/01                                                                     13895.40                            11070.40
                                                                         11802.80                            10262.30
6/02                                                                     11152.50                            10023.20
                                                                          9366.95                             8617.93
6/03                                                                     10077.00                             9220.32
                                                                         12419.90                            11375.10
6/04                                                                     12719.20                            11656.10
                                                                         14030.50                            13208.70
6/05                                                                     13375.30                            12980.20

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

MSCI EAFE Growth Index -- The MSCI EAFE Growth Index is a subset of securities derived from the MSCI EAFE Index, which is generally representative of performance of stock markets in that region, using a two dimensional framework for style segmentation.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Foreign Common Stocks (3)                       94.5
Foreign Preferred Stocks (3)                     1.5
Repurchase Agreements Less
  Net Liabilities                                4.0
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                       % of Net Assets
 1.  Vodafone Group PLC                            4.8
 2.  Novartis AG -- REG                            3.8
 3.  Siemens AG                                    3.3
 4.  Roche Holding AG -- GENUSS                    3.1
 5.  Sanofi-Aventis                                2.8
 6.  Diageo PLC                                    2.3
 7.  GlaxoSmithKline PLC                           2.1
 8.  UBS AG                                        2.1
 9.  AXA                                           2.1
10.  Royal Bank of Scotland PLC,                   2.0
     Edinburgh

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Top 10 Country Weightings (Combined):

                                                                     % of Net Assets
      United Kingdom                                                            30.5
      Japan                                                                     16.6
      Switzerland                                                               11.5
      Germany                                                                   10.2
      France                                                                     8.6
      Netherlands                                                                5.1
      Canada                                                                     2.9
      Australia                                                                  2.1
      Hong Kong                                                                  1.6
      Denmark                                                                    1.5

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
FOREIGN COMMON STOCKS - 94.5%         SHARES        VALUE
-------------------------------------------------------------
UNITED KINGDOM - 30.5%
Amdocs Ltd. (a) (c) (20)...........     63,100   $  1,667,733
Amvescap PLC (b) (7)...............    323,000      1,918,628
ARM Holdings PLC (b) (19)..........    702,400      1,417,909
BAE Systems PLC (b) (3)............    508,930      2,607,559
BP PLC (b) (8).....................    238,200      2,477,211
Capita Group PLC (b) (4)...........    291,290      1,915,250
Diageo PLC (b) (11)................    239,700      3,526,227
GlaxoSmithKline PLC (b) (17).......    133,400      3,223,415
Hays PLC (b) (4)...................  1,058,370      2,447,116
InterContinental Hotels Group PLC
  (b) (6)..........................    106,826      1,345,260
ITV PLC (b) (16)...................  1,049,680      2,305,583
Lloyds TSB Group PLC (b) (2).......    198,300      1,674,648
Reckitt Benckiser PLC (b) (13).....     96,850      2,844,974
Rio Tinto PLC (b) (15).............     93,650      2,851,702
Royal Bank of Scotland PLC,
  Edinburgh (b) (2)................    103,598      3,119,222
Smiths Industries (b) (3)..........     84,700      1,389,898
Tesco PLC (b) (10).................    446,400      2,543,155
Vodafone Group PLC (b) (22)........  3,035,849      7,380,946
                                                 ------------
                                                   46,656,436
                                                 ------------
JAPAN - 16.6%
Advantest Corp. (b) (19)...........     19,400      1,427,063
Astellas Pharma, Inc. (b) (17).....     51,300      1,747,244
Hoya Corp. (b) (21)................     17,200      1,976,058
Itoen Ltd. (b) (11)................     45,400      2,327,491
Japan Synthetic Rubber (b) (15)....     92,800      1,941,880
Mitsubishi Tokyo Financial Group,
  Inc. (b) (2).....................        338      2,849,210
Mizuho Financial Group, Inc. (b)
  (2)..............................        471      2,117,196
Sharp Corp. (b) (5)................    193,000      3,003,110
Sumitomo Chemical Co. (b) (15).....    408,000      1,867,637
Takeda Pharmaceutical Co. Ltd. (b)
  (17).............................     43,700      2,160,869
Toshiba Corp. (b) (21).............    388,000      1,538,814
Toyota Motor Corp. (b) (1).........     68,800      2,455,182
                                                 ------------
                                                   25,411,754
                                                 ------------
SWITZERLAND - 11.5%
Lonza AG (b) (15)..................     36,100      1,994,178
Nestle SA (b) (11).................      7,490      1,913,416
Novartis AG - REG (b) (17).........    123,250      5,851,498
Roche Holding AG - GENUSS (b)
  (17).............................     37,615      4,746,150
UBS AG (b) (7).....................     40,300      3,141,593
                                                 ------------
                                                   17,646,835
                                                 ------------
GERMANY - 8.7%
Allianz AG Holding (b) (14)........     16,260      1,859,168
Bayerische Motoren Werke AG (BMW)
  (b) (1)..........................     41,770      1,900,336
Metro AG (b) (10)..................     36,300      1,797,538
SAP AG (b) (20)....................     15,700      2,721,576
Siemens AG (b) (3).................     68,550      4,985,718
                                                 ------------
                                                   13,264,336
                                                 ------------

                                                     FAIR
FOREIGN COMMON STOCKS - 94.5%         SHARES        VALUE
-------------------------------------------------------------
FRANCE - 8.6%
AXA (b) (14).......................    126,100   $  3,139,540
BNP Paribas SA (b) (2).............     29,200      1,994,350
France Telecommunications (b)
  (22).............................     65,300      1,900,359
Sanofi-Aventis (b) (17)............     53,100      4,348,772
Technip-Coflexip SA (b) (8)........     39,470      1,831,183
                                                 ------------
                                                   13,214,204
                                                 ------------
NETHERLANDS - 5.1%
ABN AMRO Holdings NV (b) (2).......     83,000      2,039,121
ASM Lithography Holding NV (a) (b)
  (19).............................    114,828      1,800,691
ING Groep N.V. (b) (7).............     65,150      1,831,185
TNT NV (b) (23)....................     83,640      2,115,629
                                                 ------------
                                                    7,786,626
                                                 ------------
CANADA - 2.9%
Glamis Gold Ltd. (a) (c) (15)......     86,600      1,490,386
Placer Dome, Inc. (c) (15).........    186,700      2,871,446
                                                 ------------
                                                    4,361,832
                                                 ------------
AUSTRALIA - 1.2%
Toll Holdings Ltd. (b) (23)........    180,190      1,786,371

HONG KONG - 1.6%
Sun Hung Kai Properties (b) (18)...    248,000      2,439,206
                                                 ------------
DENMARK - 1.5%
GN Store Nord AS (b) (12)..........    207,900      2,347,279
                                                 ------------
SPAIN - 1.3%
Repsol YPF SA (b) (8)..............     80,910      2,053,336
                                                 ------------
GREECE - 1.2%
Hellenic Telecommunications
  Organization (a) (b) (22)........     95,010      1,840,447
                                                 ------------
MEXICO - 1.2%
Fomento Economico Mexicano, SA de
  C.V., ADR (c) (11)...............     29,400      1,751,358
                                                 ------------
UNITED STATES OF AMERICA - 0.9%
News Corp., Inc. - Class B (c)
  (16).............................     85,268      1,437,618

ITALY - 0.9%
Bulgari SpA (b) (5)................    127,500      1,425,222
                                                 ------------
HUNGARY - 0.8%
Magyar Telekom (b) (22)............    284,500      1,215,470
                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (COST $141,787,944)..............              $144,638,330
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
FOREIGN PREFERRED STOCKS - 1.5%       SHARES        VALUE
------------------------------------------------------------
GERMANY - 1.5%
ProSieben Sat.1 Media AG (b)
 (16).............................     130,900    $2,276,938
                                                  ----------
TOTAL FOREIGN PREFERRED STOCKS
  (COST $2,312,669)...............                $2,276,938
                                                  ----------

                                       FACE          FAIR
REPURCHASE AGREEMENTS - 5.8%          AMOUNT        VALUE
-------------------------------------------------------------
FINANCIAL SERVICES - 5.8%
State Street Bank 0.900%
 07/01/05 (9).....................  $8,967,000   $  8,967,000
                                                 ------------
  Repurchase price $8,967,224
  Collateralized by:
   U.S. Treasury Bond 6.250%
   08/15/23
   Fair Value: $9,147,273
TOTAL REPURCHASE AGREEMENTS
  (COST $8,967,000)...............               $  8,967,000
                                                 ------------
TOTAL INVESTMENTS - 101.8%
  (COST $153,067,613) (D).........               $155,882,268
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (1.8%).................                 (2,798,940)
                                                 ------------
TOTAL NET ASSETS - 100%...........               $153,083,328
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
    ADR: American Depository Receipts
Footnotes:
     (a)  Non-Income Producing

     (b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $135,419,789 or 88.5% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.

     (c) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.

     (d) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.


INDUSTRY CLASSIFICATIONS (% OF NET ASSETS):

 Automobiles & Components.....   (1)   2.8%
 Banks........................   (2)   9.0%
 Capital Goods................   (3)   5.9%
 Commercial Services &
   Supplies...................   (4)   2.9%
 Consumer Durables &
   Apparel....................   (5)   2.9%
 Consumer Services............   (6)   0.9%
 Diversified Financials.......   (7)   4.5%
 Energy.......................   (8)   4.2%
 Financial Services...........   (9)   5.8%
 Food & Staples Retailing.....  (10)   2.8%
 Food Beverage & Tobacco......  (11)   6.2%
 Health Care Equipment &
   Services...................  (12)   1.5%
 Household & Personal
   Products...................  (13)   1.9%
 Insurance....................  (14)   3.3%
 Materials....................  (15)   8.5%
 Media........................  (16)   3.9%
 Pharmaceuticals &
   Biotechnology..............  (17)  14.4%
 Real Estate..................  (18)   1.6%
 Semiconductors &
   Semiconductor Equipment....  (19)   3.0%
 Software & Services..........  (20)   2.9%
 Technology Hardware &
   Equipment..................  (21)   2.3%
 Telecommunication Services...  (22)   8.1%
 Transportation...............  (23)   2.5%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $153,067,613)....................  $155,882,268
  Cash.....................................           702
  Receivable for securities sold...........     2,921,529
  Receivable for fund shares sold..........     3,032,102
  Dividends and accrued interest
    receivable.............................       430,887
  Prepaid expenses and other assets........            55
                                             ------------
    Total assets...........................   162,267,543
                                             ------------
Liabilities:
  Payable for securities purchased.........     8,845,414
  Payable for fund shares redeemed.........       199,288
  Payable for investment management
    services...............................       103,698
  Accrued accounting and custody fees......        26,808
  Accrued professional fees................         5,260
  Accrued printing and proxy expenses......         3,663
  Other accrued expenses...................            84
                                             ------------
    Total liabilities......................     9,184,215
                                             ------------
Net assets.................................  $153,083,328
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 16,322,159
  Paid-in capital in excess of par value...   166,731,527
  Accumulated net realized losses on
    investments............................   (33,704,756)
  Net unrealized appreciation/depreciation
    on:
    Investments............................     2,814,655
    Foreign currency related
      transactions.........................       (37,068)
  Undistributed net investment income......       956,811
                                             ------------
Net assets.................................  $153,083,328
                                             ============
Shares outstanding.........................    16,322,159
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    20,000,000
                                             ============
Net asset value per share..................  $       9.38
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest..................................  $     20,119
  Dividends (net of $228,201 foreign taxes
    withheld)...............................     1,631,422
                                              ------------
      Total investment income...............     1,651,541
                                              ------------
Expenses:
  Management fees...........................       592,867
  Custodian fees............................        93,696
  Directors' fees...........................         4,058
  Professional fees.........................         7,049
  Accounting fees...........................        68,638
  Printing and proxy fees...................         8,492
  Other.....................................           372
                                              ------------
    Total expenses..........................       775,172
      Less expenses voluntarily reduced or
         reimbursed by advisor..............       (21,518)
                                              ------------
    Net expenses............................       753,654
                                              ------------
    Net investment income...................       897,887
                                              ------------
Realized/unrealized gains (losses) on
  investments and foreign currency:
  Net realized gains (losses) on:
    Investments.............................     7,902,954
    Foreign currency related transactions...      (223,846)
  Change in unrealized
    appreciation/depreciation on:
    Investments.............................   (14,914,320)
    Foreign currency related transactions...       (44,824)
                                              ------------
      Net realized/unrealized gains (losses)
         on investments.....................    (7,280,036)
                                              ------------
      Change in net assets from
         operations.........................  $ (6,382,149)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment income.....................................    $    897,887       $    327,160
  Realized gains (losses) on investments and foreign
    currency transactions...................................       7,679,108          7,681,858
  Change in unrealized appreciation/depreciation on
    investments and foreign currency transactions...........     (14,959,144)         5,243,169
                                                                ------------       ------------
    Change in net assets from operations....................      (6,382,149)        13,252,187
                                                                ------------       ------------
Capital transactions:
  Received from shares sold.................................      39,753,876         46,625,118
  Paid for shares redeemed..................................      (3,394,322)        (8,234,806)
                                                                ------------       ------------
    Change in net assets from capital transactions..........      36,359,554         38,390,312
                                                                ------------       ------------
      Change in net assets..................................      29,977,405         51,642,499
Net Assets:
  Beginning of period.......................................     123,105,923         71,463,424
                                                                ------------       ------------
  End of period.............................................    $153,083,328       $123,105,923
                                                                ============       ============
  Undistributed net investment income.......................    $    956,811       $     58,924
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2005       --------------------------------------
                                                                (UNAUDITED)         2004      2003       2002       2001
                                                              ----------------     ------     -----     ------     ------
Per share operating performance:
Net asset value, beginning of period........................       $ 9.84          $ 8.71     $6.60     $ 8.34     $11.84
Investment activities:
  Net investment income.....................................         0.06            0.03      0.02       0.03       0.02
  Net realized and unrealized gains (losses) on investments
    and foreign currency transactions.......................        (0.52)           1.10      2.12      (1.75)     (3.52)
                                                                   ------          ------     -----     ------     ------
      Total from investment activities......................        (0.46)           1.13      2.14      (1.72)     (3.50)
                                                                   ------          ------     -----     ------     ------
Distributions:
  Distributions from net investment income..................           --              --     (0.01)        --         --
  Return of capital distributions...........................           --              --     (0.02)     (0.02)        --
                                                                   ------          ------     -----     ------     ------
      Total distributions...................................           --              --     (0.03)     (0.02)        --
                                                                   ------          ------     -----     ------     ------
Net asset value, end of period..............................       $ 9.38          $ 9.84     $8.71     $ 6.60     $ 8.34
                                                                   ======          ======     =====     ======     ======
Total return................................................        (4.67)%(b)      12.97%    32.59%    (20.64)%   (29.57)%
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $153.1          $123.1     $71.5     $ 52.8     $ 83.1
  Ratios to average net assets:
    Expenses................................................         1.11%(a)        1.11%     1.19%      1.15%      1.20%
    Net investment income...................................         1.32%(a)        0.36%     0.67%      0.54%      0.19%
  Ratios assuming no expenses voluntarily reduced or
    reimbursed by advisor:
    Expenses................................................         1.14%(a)        1.16%     1.24%      1.20%      1.25%
  Portfolio turnover rate...................................           61%             76%      165%        85%       201%

--------------------------------------------------------------------------------

(a) Annualized.
(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 OBJECTIVE

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                      5.54%
Five year                                     9.96%
Ten year                                     10.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Capital Appreciation Portfolio returned (2.64%) versus (0.81%) for the current benchmark, the S&P 500 Index.

Market conditions during this period have been challenging, driven mainly by macro-economic overhangs. Rising energy prices, which contributed to concerns over rising inflation, rising interest rates and a slowing in the overall economy plagued the first quarter of 2005. Most recently in the 2nd quarter, the broadly positive performance of corporate profits led to a rebound in the stock markets, despite oil hitting new record levels. While not all companies and sectors were positive, the markets responded to these reports in a more measured, rather than exaggerated fashion. Specifically companies that reported positive earnings and outlooks were rewarded, and those with disappointing performance traded lower, though these moves were more in proportion to the extent of the outcome than has been the case for some time.

We continued to build the Portfolio one stock at a time using proprietary, fundamental research and adhering to our risk/reward criteria.

The Fund underperformed due to stock disappointments in the materials, industrials and financials sectors as well as a lower exposure to utilities. Although the information technology sector detracted from total return, both the Fund's lower exposure to and stock selection in the sector led it to outpace the S&P 500 Index. The energy sector, concentrated in oil services names, led total return, followed by the health care sector, which also was additive to relative return.(1)

Symbol Technologies, Inc., the largest manufacturer of bar-code scanning devices, was the largest detractor from total return. Symbol Technologies, Inc. incurred a restructuring charge of $75-95 million, half of which applied to the second quarter. Symbol Technologies, Inc. plans to reduce its workforce while increasing its salesforce, and consolidate the high cost service centers into low cost areas, which should result in a $15 million per quarter savings. Symbol Technologies, Inc. also lowered second-quarter guidance, citing economic sluggishness, particularly in the global retail market, and a slow European market. Although we think Symbol has a good chance of executing the turnaround, having refreshed the product mix and rebuilt the sales force, we exited the position after quarter-end due to an increased risk profile. Both the CEO and CFO have left the company within weeks of each other, which greatly increases the odds of unforeseen problems surfacing.(1)

Media holding Westwood One, Inc. was a drag on total return, as disappointing revenue trends verses the market's expectations continued to plague this industry. Additionally, expenses are rising faster than originally expected as media companies are choosing to invest in improving their content. Despite the poor performance, we are optimistic there will be better pricing later this year as radio ad inventory supply reductions are implemented.(1)

Industrials holdings GrafTech International Ltd. and Navistar International Corp. hurt the Fund's total return. GrafTech International Ltd. is a manufacturer and provider of synthetic and natural graphite and carbon products used in the production of steel and aluminum. The company experienced volume loss as a result of pricing changes GrafTech International Ltd. is still in the process of completing in order to cope with escalating raw material costs. In addition, the lack of free cash flow, due to anti-trust fines and restructuring expenses, was another negative. We exited the position as the reward to risk worsened. Navistar International Corp. manufactures trucks and engines used in buses and trucks. Its poor performance is primarily due to disappointments in its engine division. Despite Navistar International Corp.'s negative year-to-date performance, there were recent positive data points regarding truck orders and production. Orders for the company's class 8 trucks were in line with

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

expectations and meaningfully better than expected for class 5, 6 and 7 trucks, which was up sequentially from April. Production data for the month of April indicated a 60% increase on a month-over-month basis versus the group's 6% increase. We are have maintained the portfolio's position due to the stock's attractive valuation.(1)

Materials holding Alcoa, Inc., the aluminum giant, detracted from total return. Shares of Alcoa, Inc. slipped as the company incurred charges due to the announcement of further layoffs, plant closings and consolidations that will occur over the next 12 months. These restructuring plans are aimed at trimming costs and bringing the company's operations in line with weaker market demand, especially from the North American auto sector. In general, the broad downturn in domestic car sales has negatively affected auto-parts makers throughout the country. Alcoa, Inc. reported an inline second quarter and is managing its way well through this mid-cycle slowdown. We are maintaining the portfolio's position in Alcoa, Inc. as its stock continues to sell at over a 20% discount to its NAV (net asset value).(1)

MEMC Electronic Materials, Inc. is the third largest manufacturer of silicon wafers to the semiconductor industry with best in class cost structure. In a commodity business solid cost structure is paramount. MEMC Electronic Materials, Inc. is one of only a few manufacturers that are vertically integrated. This allows it to sell silicon in the merchant market to other semi-wafer manufactures as well as the solar-panel industry. In addition, there are favorable industry dynamics; wafer demand is high and polysilicon, a raw material used to manufacture silicon wafers and solar panels, is in tight supply. MEMC Electronic Materials, Inc. has its own polysilicon plants, which we believe can result in market share gains for MEMC Electronic Materials, Inc. over its competitors who lack their own polysilicon plants or long-term agreements with polysilicon suppliers. We maintain our confidence in the stock due to the favorable industry momentum and MEMC Electronic Materials, Inc.'s position.(1)

Three health care providers and services names in the Fund were among the strongest contributors to total return. Pharmacy benefit managers (PBMs) are an effective way for companies and government agencies to control their drug inflation. Currently, the overall PBM industry is in a period of strong outperformance. Medco Health Solutions, Inc. performed well as the company signed more new business than expected. We believe the stock should continue to perform well with new business wins and because Medco Health Solutions, Inc. will be one of the PBMs administering the new Medicare drug program, scheduled to go into effect in 2006. However, we have been reducing the position due to valuation. Community Health Systems, Inc. is a rural hospital company that has rallied throughout the first quarter as investors focused on the turn in the bad debt expenses for the industry. CIGNA Corp. performed well as investors gained confidence in the company's ongoing restructuring efforts. We believe CIGNA Corp. continues to execute well in stabilizing its enrollment trend, and should turn the increased requests for bids into new business over time. They also have the ability to increase operating margins through further cuts in selling general and administrative expense.(1)

The Fund benefited from M&A activity in the markets, as holdings SunGard Data Systems, Inc. and Toys "R" Us, Inc. were subjects of leveraged buyouts. SunGard Data Systems, Inc. has two main, but unrelated, businesses: systems back up business and the investment support services business (ISS). Both were slow growth, but generated very high free cash flow. Because of missteps in the ISS business and the slow growth, SunGard Data Systems, Inc. stock traded at what we thought was a huge discount to intrinsic value. Management's decision to split the company in two was the final catalyst that led us to buy the stock. Before it was able to execute the spin, a consortium of private equity firms acquired the entire company, in what was the nation's second-largest leveraged buyout ever, at roughly a 25% premium to our average cost. As the company's shares rose on this news, we took profits and closed our position. Shares of Toys "R" Us, Inc., the nation's second-largest toy seller, quickly became coveted by a number of private equity players as the company came under pressure to restructure in order to realize shareholder value and rallied into the subsequent bid from a consortium including KKR, Bain and Vornado Realty Trust. We thought at the time of purchase the stock was worth far more on a sum-of-the-parts basis than its price in the marketplace because of the value in the Babies "R" Us franchise as well as the real estate value connected to the domestic toy business. We viewed the sale to have occurred at a nice premium and thought there was limited upside potential, so we decided to close the position and take profits. In both of these M&A situations, the Fund's holdings were purchased based on their fundamental under-valuations, not just takeover potential, which has the practical effect of shortening the time horizon of our investment thesis.(1)

Top ten weighted Schlumberger Ltd., a global oil services company, benefited from the sustained oil supply/demand imbalances. Due to rising world demand, led by developing economies like China, and supply constraints, oil prices are above historical levels. In order for the exploration and production (E&P) companies to continue replacing reserves and

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

grow production, they need to increase spending. This demand is allowing the oil field service companies such as Schlumberger Ltd., to raise prices as capacity for their equipment and crews tightens. The Integrated Oil Companies (IOC) as well as the larger E&P's have actually become less price sensitive as they are willing to pay substantially higher prices in order to secure crews and equipment for longer periods of time. On a company-specific level, Schlumberger Ltd.'s international focus and technological expertise, in our opinion, give it an edge over its peers. While we worry that an energy price correction is long overdue, we remain positioned in the oil service sector as the earnings continue to accelerate and have exited the E&P and IOC subsectors.(1)

We continue to focus on finding new ideas that have been overlooked by the market and that possess company-specific catalysts that can realize their inherent value. Many of the names that have hit our "radar screen" recently may be considered mature companies, yet they generate tremendous free cash flow, which can be used to drive shareholder value via debt paydown, stock buybacks or increased dividends. Companies across various industries, such as media, specialty chemicals, industrials as well as business services, fall into this category. We have also witnessed inventory builds in certain basic materials and energy segments, resulting from a slower economy in the first half of 2005. We have consequently reduced our weightings in these areas. However, we remain vigilant as to whether this is a mid-cycle pause or a more substantial global slowing, given Europe's malaise and China's reducing of fixed asset investment. We continue to view the overall market as neither cheap nor expensive, but as a stock picker's market. As always, our stringent risk/reward criteria will guide our buy/sell discipline.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               CAPITAL APPRECIATION PORTFOLIO
                                                              (COMMENCED OPERATIONS APRIL 30,
                                                                           1994)                          S&P 500 INDEX
                                                              -------------------------------             -------------
6/95                                                                      10000.00                           10000.00
                                                                          10802.00                           11438.00
6/96                                                                      11536.50                           12604.70
                                                                          12503.30                           14078.20
6/97                                                                      13497.30                           16964.20
                                                                          14403.00                           18759.00
6/98                                                                      15198.00                           22081.20
                                                                          15254.30                           24119.30
6/99                                                                      16537.10                           27105.30
                                                                          16239.50                           29195.10
6/00                                                                      16762.40                           29069.60
                                                                          21353.60                           26534.70
6/01                                                                      23510.30                           24756.90
                                                                          23423.30                           23382.90
6/02                                                                      21092.70                           20308.00
                                                                          18702.90                           18218.30
6/03                                                                      20485.30                           20360.80
                                                                          24598.70                           23443.40
6/04                                                                      25528.60                           24249.90
                                                                          27673.00                           25991.00
6/05                                                                      26942.40                           25780.50


Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               93.5
Short-Term Notes and
  Other Net Assets                               6.5
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                     % of Net Assets
 1.  UnumProvident Corp.                         2.5
 2.  IAC/InterActiveCorp                         2.5
 3.  Microsoft Corp.                             2.3
 4.  The Kroger Co.                              2.3
 5.  Viacom, Inc. -- Class B                     2.3
 6.  American International Group,               2.2
     Inc.
 7.  The Bank of New York Co.,                   2.1
     Inc.
 8.  Schlumberger Ltd.                           2.0
 9.  MeadWestvaco Corp.                          2.0
10.  E.I. Du Pont de Nemours &                   1.9
     Co.

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors:

                                                                     % of Net Assets
      Financials                                                                18.7
      Information Technology                                                    14.5
      Health Care                                                               14.2
      Consumer Discretionary                                                    13.3
      Energy                                                                     8.7
      Materials                                                                  7.9
      Industrials                                                                7.6
      Consumer Staples                                                           4.2
      Telecommunication Services                                                 2.8
      Utilities                                                                  1.6
                                                                     ---------------
                                                                                93.5
                                                                     ===============

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 93.5%                 SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 13.3%
HOTELS, RESTAURANTS &
  LEISURE - 1.1%
GTECH Holdings Corp. .............      55,100   $  1,611,124
                                                 ------------
INTERNET & CATALOG RETAIL - 2.5%
IAC/InterActiveCorp (a)...........     146,300      3,518,515
                                                 ------------
MEDIA - 9.7%
Gemstar-TV Guide International,
  Inc. (a)........................     396,100      1,421,999
Pearson PLC - ADR.................     141,400      1,679,832
Radio One, Inc. (a)...............     149,800      1,912,946
The DIRECTV Group Inc. (a)........      98,400      1,525,200
Viacom, Inc. - Class B............     101,189      3,240,072
VNU NV (b)........................      60,200      1,675,832
Westwood One, Inc. ...............     105,300      2,151,279
                                                 ------------
                                                   13,607,160
                                                 ------------
TOTAL CONSUMER DISCRETIONARY......                 18,736,799
                                                 ------------
CONSUMER STAPLES - 4.2%
FOOD & STAPLES RETAILING - 3.5%
Performance Food Group Co. (a)....      54,200      1,637,382
The Kroger Co. (a)................     172,000      3,273,160
                                                 ------------
                                                    4,910,542
                                                 ------------
HOUSEHOLD PRODUCTS - 0.7%
Kimberly-Clark Corp. .............      15,800        988,922
                                                 ------------
TOTAL CONSUMER STAPLES............                  5,899,464
                                                 ------------
ENERGY - 8.7%
ENERGY EQUIPMENT & SERVICES - 7.9%
BJ Services Co. ..................      21,600      1,133,568
Cooper Cameron Corp. (a)..........      25,300      1,569,865
National Oilwell Varco, Inc.
  (a).............................      31,900      1,516,526
Rowan Cos., Inc. (a)..............      48,900      1,452,819
Schlumberger Ltd. ................      37,700      2,862,938
Todco (a).........................      46,600      1,196,222
Weatherford International Ltd.
  (a).............................      23,700      1,374,126
                                                 ------------
                                                   11,106,064
                                                 ------------
OIL & GAS - 0.8%
Spinnaker Exploration Co. (a).....      32,800      1,164,072
                                                 ------------
TOTAL ENERGY......................                 12,270,136
                                                 ------------
FINANCIALS - 18.7%
CAPITAL MARKETS - 9.0%
Eaton Vance Corp. ................      33,500        800,985
Janus Capital Group, Inc. ........      89,500      1,346,080
Lazard Ltd. (a)...................     101,000      2,348,250
Nuveen Investments, Inc. .........      70,300      2,644,686
The Bank of New York Co., Inc. ...     101,200      2,912,536
The Charles Schwab Corp. .........     231,100      2,606,808
                                                 ------------
                                                   12,659,345
                                                 ------------
COMMERCIAL BANKS - 1.2%
Fifth Third Bancorp...............      40,700      1,677,247
                                                 ------------
DIVERSIFIED FINANCIAL
  SERVICES - 1.1%
JPMorgan Chase & Co. .............      42,804      1,511,837
                                                 ------------

                                                     FAIR
COMMON STOCKS - 93.5%                 SHARES        VALUE
-------------------------------------------------------------
INSURANCE - 7.4%
American International Group,
  Inc. ...........................      52,800   $  3,067,680
Axis Capital Holdings Ltd. .......      84,800      2,399,840
UnumProvident Corp. ..............     194,000      3,554,080
XL Capital Ltd. ..................      19,900      1,480,958
                                                 ------------
                                                   10,502,558
                                                 ------------
TOTAL FINANCIALS..................                 26,350,987
                                                 ------------
HEALTH CARE - 14.2%
BIOTECHNOLOGY - 1.3%
Medimmune, Inc. (a)...............      68,000      1,816,960
                                                 ------------
HEALTH CARE PROVIDERS &
  SERVICES - 5.8%
Andrx Corp. (a)...................     103,300      2,098,023
CIGNA Corp. ......................      13,000      1,391,390
Community Health Systems, Inc.
  (a).............................      42,600      1,609,854
Medco Health Solutions, Inc.
  (a).............................      17,900        955,144
Tenet Healthcare Corp. (a)........     166,900      2,042,856
                                                 ------------
                                                    8,097,267
                                                 ------------
PHARMACEUTICALS - 7.1%
Eli Lilly & Co. ..................      39,700      2,211,687
GlaxoSmithKline PLC - ADR.........      29,000      1,406,790
Merck & Co., Inc. ................      49,700      1,530,760
Pfizer, Inc. .....................      96,400      2,658,712
Watson Pharmaceuticals, Inc.
  (a).............................      72,300      2,137,188
                                                 ------------
                                                    9,945,137
                                                 ------------
TOTAL HEALTH CARE.................                 19,859,364
                                                 ------------
INDUSTRIALS - 7.6%
AEROSPACE & DEFENSE - 1.1%
Empresa Brasileira de Aeronautica
  SA - ADR........................      48,000      1,587,360
                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES - 3.6%
Education Management Corp. (a)....      49,400      1,666,262
ITT Educational Services, Inc.
  (a).............................      15,300        817,326
Manpower, Inc. ...................      66,600      2,649,348
                                                 ------------
                                                    5,132,936
                                                 ------------
MACHINERY - 1.3%
Dover Corp. ......................      20,800        756,704
Navistar International Corp.
  (a).............................      31,800      1,017,600
                                                 ------------
                                                    1,774,304
                                                 ------------
ROAD & RAIL - 1.6%
CSX Corp. ........................      51,600      2,201,256
                                                 ------------
TOTAL INDUSTRIALS.................                 10,695,856
                                                 ------------
INFORMATION TECHNOLOGY - 14.5%
COMMUNICATIONS EQUIPMENT - 1.7%
Nokia Corp. - ADR.................     146,300      2,434,432
                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 1.9%
Agilent Technologies, Inc. (a)....      54,100      1,245,382
Symbol Technologies, Inc. ........     144,400      1,425,228
                                                 ------------
                                                    2,670,610
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 93.5%                 SHARES        VALUE
-------------------------------------------------------------
IT SERVICES - 1.3%
Alliance Data Systems Corp. (a)...      23,400   $    949,104
Hewitt Associates, Inc. (a).......      32,600        864,226
                                                 ------------
                                                    1,813,330
                                                 ------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.9%
MEMC Electronic Materials, Inc.
  (a).............................     119,500      1,884,515
Micron Technology, Inc. (a).......      71,300        727,973
                                                 ------------
                                                    2,612,488
                                                 ------------
SOFTWARE - 7.7%
BEA Systems, Inc. (a).............     203,300      1,784,974
Business Objects SA - ADR (a).....      53,900      1,417,570
Computer Associates International,
  Inc. ...........................      50,500      1,387,740
Manhattan Associates, Inc. (a)....      82,600      1,586,746
Microsoft Corp. ..................     132,800      3,298,752
TIBCO Software, Inc. (a)..........     209,900      1,372,746
                                                 ------------
                                                   10,848,528
                                                 ------------
TOTAL INFORMATION TECHNOLOGY......                 20,379,388
                                                 ------------
MATERIALS - 7.9%
CHEMICALS - 3.8%
E.I. Du Pont de Nemours & Co. ....      63,200      2,718,232
Huntsman Corp. (a)................      44,100        893,907
Lyondell Chemical Co. ............      24,900        657,858
Olin Corp. .......................      44,400        809,856
Terra Industries, Inc. (a)........      44,100        300,321
                                                 ------------
                                                    5,380,174
                                                 ------------
METALS & MINING - 2.1%
Alcoa, Inc. ......................      50,000      1,306,500
Harmony Gold Mining Co.,
  Ltd. - ADR......................     195,600      1,674,336
                                                 ------------
                                                    2,980,836
                                                 ------------
PAPER & FOREST PRODUCTS - 2.0%
MeadWestvaco Corp. ...............      99,800   $  2,798,392
                                                 ------------
TOTAL MATERIALS...................                 11,159,402
                                                 ------------

                                                     FAIR
COMMON STOCKS - 93.5%                 SHARES        VALUE
-------------------------------------------------------------
TELECOMMUNICATION SERVICES - 2.8%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 2.8%
Citizens Communications Co. ......     165,300      2,221,632
IDT Corp. (a).....................     130,900      1,722,644
                                                 ------------
TOTAL TELECOMMUNICATION SERVICES..                  3,944,276
                                                 ------------
UTILITIES - 1.6%
MULTI-UTILITIES & UNREGULATED
  POWER - 1.6%
Aquila, Inc. (a)..................     208,300        751,963
Sempra Energy.....................      34,900      1,441,719
                                                 ------------
TOTAL UTILITIES...................                  2,193,682
                                                 ------------
TOTAL COMMON STOCKS
  (COST $127,859,618).............               $131,489,354
                                                 ------------

                                       FACE          FAIR
SHORT-TERM NOTES - 6.5%               AMOUNT        VALUE
-------------------------------------------------------------
Citigroup 3.350% 07/01/05.........  $7,001,000   $  7,001,000
GE Capital Corp. 3.250%
  07/01/05........................   2,145,000      2,145,000
                                                 ------------
TOTAL SHORT-TERM NOTES
  (COST $9,146,000)...............               $  9,146,000
                                                 ------------
TOTAL INVESTMENTS - 100.0%
  (COST $137,005,618) (C).........               $140,635,354
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.0%..............                     21,842
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $140,657,196
                                                 ============

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
Footnotes:
(a)  Non-Income Producing
(b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $1,675,832 or 1.2% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
     Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
(c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $137,005,618)....................  $140,635,354
  Cash.....................................       242,700
  Receivable for securities sold...........       303,892
  Receivable for fund shares sold..........       444,466
  Dividends and accrued interest
    receivable.............................       115,731
  Prepaid expenses and other assets........            68
                                             ------------
    Total assets...........................   141,742,211
                                             ------------
Liabilities:
  Payable for securities purchased.........       894,941
  Payable for fund shares redeemed.........        77,289
  Payable for investment management
    services...............................        88,665
  Accrued custody expense..................         2,253
  Accrued professional fees................         5,605
  Accrued accounting fees..................         8,642
  Accrued printing and proxy fees..........         7,504
  Other accrued expenses...................           116
                                             ------------
    Total liabilities......................     1,085,015
                                             ------------
Net assets.................................  $140,657,196
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  8,856,611
  Paid-in capital in excess of par value...   113,843,188
  Accumulated net realized gains on
    investments............................    13,760,387
  Net unrealized appreciation on
    investments............................     3,629,736
  Undistributed net investment income......       567,274
                                             ------------
Net assets.................................  $140,657,196
                                             ============
Shares outstanding.........................     8,856,611
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    10,000,000
                                             ============
Net asset value per share..................  $      15.88
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest..................................  $    147,600
  Dividends (net of withholding tax of
    $13,625)................................       861,665
                                              ------------
    Total investment income.................     1,009,265
                                              ------------
Expenses:
  Management fees...........................       526,452
  Custodian fees............................        10,293
  Directors' fees...........................         3,973
  Professional fees.........................         7,203
  Accounting fees...........................        35,056
  Printing and proxy fees...................         8,078
  Other.....................................         1,700
                                              ------------
    Total expenses..........................       592,755
                                              ------------
    Net investment income...................       416,510
                                              ------------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments.............................     6,868,355
  Change in unrealized
    appreciation/depreciation
    on investments..........................   (10,735,936)
                                              ------------
    Net realized/unrealized gains (losses)
      on investments........................    (3,867,581)
                                              ------------
    Change in net assets from operations....  $ (3,451,071)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment income.....................................    $    416,510       $    617,781
  Realized gains (losses) on investments....................       6,868,355         15,148,062
  Change in unrealized appreciation/depreciation on
    investments.............................................     (10,735,936)        (1,473,224)
                                                                ------------       ------------
    Change in net assets from operations....................      (3,451,071)        14,292,619
                                                                ------------       ------------
Distributions to shareholders:
  Distributions paid from net investment income.............              --           (467,016)
                                                                ------------       ------------
Capital transactions:
  Received from shares sold.................................      21,712,458         15,901,743
  Received from dividends reinvested........................              --            467,016
  Paid for shares redeemed..................................      (7,025,941)       (10,241,530)
                                                                ------------       ------------
    Change in net assets from capital transactions..........      14,686,517          6,127,229
                                                                ------------       ------------
      Change in net assets..................................      11,235,446         19,952,832
Net Assets:
  Beginning of period.......................................     129,421,750        109,468,918
                                                                ------------       ------------
  End of period.............................................    $140,657,196       $129,421,750
                                                                ============       ============
  Undistributed net investment income.......................    $    567,274       $    150,764
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2005       ---------------------------------------
                                                                (UNAUDITED)         2004       2003       2002       2001
                                                              ----------------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of period........................       $16.31          $14.55     $11.09     $14.06     $14.05
Investment activities:
  Net investment income.....................................         0.05            0.08       0.03       0.03       0.07
  Net realized and unrealized gains (losses) on
    investments.............................................        (0.48)           1.74       3.46      (2.86)      1.29
                                                                   ------          ------     ------     ------     ------
      Total from investment activities......................        (0.43)           1.82       3.49      (2.83)      1.36
                                                                   ------          ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................           --           (0.06)     (0.03)     (0.03)     (0.07)
  Distributions of net realized capital gains...............           --              --         --      (0.11)     (1.28)
  Return of capital distributions...........................           --              --         --(c)      --         --
                                                                   ------          ------     ------     ------     ------
      Total distributions...................................           --           (0.06)     (0.03)     (0.14)     (1.35)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $15.88          $16.31     $14.55     $11.09     $14.06
                                                                   ======          ======     ======     ======     ======
Total return................................................        (2.64)%(b)      12.50%     31.52%    (20.15)%     9.69%
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $140.7          $129.4     $109.5      $89.4     $107.7
  Ratios to average net assets:
    Expenses................................................         0.89% (a)       0.91%      0.95%      0.97%      0.93%
    Net investment income...................................         0.62% (a)       0.54%      0.25%      0.21%      0.49%
  Portfolio turnover rate...................................           48%            100%       108%        96%       126%

--------------------------------------------------------------------------------
(a) Annualized.
(b) Not annualized.
(c) Amount is less than $0.005.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 OBJECTIVE

The Discovery Portfolio seeks maximum capital growth by investing primarily in common stocks of small sized companies.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    3.48%
Five year                                  -9.69%
Ten year                                    9.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Discovery Portfolio returned (2.48%) versus (3.58%) for the current benchmark, the Russell 2000 Growth Index.

Following the strong advances registered by the domestic equity markets during the fourth quarter of last year, 2005 started on a far less positive note. Markets declined broadly in the first quarter due to a persistent rise in oil prices and the Federal Reserve's tightening monetary policy.

The markets did partially recover during the second quarter, as investors began to speculate that the Federal Reserve might soon end its rate tightening campaign. At the same time, it appeared that the pace of economic growth remained relatively strong, as evidenced by the still robust gross domestic product (GDP) in the quarter.

During the first six months of 2005, small-cap growth stocks underperformed both small-cap value stocks and large-cap growth stocks. This can be seen when comparing the (3.58%) six-month return of the Russell 2000 Growth Index to the 0.90% return of the Russell 2000 Value Index, as well as to the (1.72%) and (0.81%) returns in the larger-capitalization Russell 1000 Growth Index and the Standard & Poor's 500 Index, respectively.

High energy prices continued to drive demand in the oil services industry; therefore, the Portfolio added energy holdings during the period in an attempt to capture greater growth potential in this sector. In addition, the Portfolio's weighting in the consumer discretionary sector was significantly larger than that of its benchmark as we believed many opportunities existed in this sector.(1)

The Portfolio decreased its weighting in the information technology and industrials sectors, although the industrials was still overweight the benchmark. We felt that valuations in the information technology sector weren't compelling enough to outweigh the sector's broad fundamental concerns.(1)

During the first half, many companies in the industrials sector faced decelerating revenue and earnings growth. In fact, earnings expectations dropped after many months of upward revisions. At the same time, valuations were at the high end of historical ranges. We felt the earnings acceleration that had been driven by the recovering economy began to naturally slow and therefore we reduced the Portfolio's exposure to this sector.(1)

The consumer discretionary sector proved particularly strong for the Portfolio during the six-month period. An overweight position and strong stock selection led to solid outperformance in this sector. Although the strength of consumer spending is an important backdrop for the financial performance of most consumer discretionary companies, there were many stocks within the sector that outperformed despite the uncertain macro-environment.(1)

The Portfolio opportunistically added to its positions in existing consumer discretionary holdings after the market sold these stocks due to short-term or unwarranted concerns. Guitar Center, Inc., a music retailer, and WMS Industries, Inc., a casino gaming machine manufacturer, were good examples of this. Guitar Center, Inc. experienced some weaker results toward the end of the first quarter, causing the stock to decline over 17% from its high. The Portfolio took this opportunity to significantly increase its position in Guitar Center, Inc. and benefited from the stock's price increase in the second quarter. WMS Industries, Inc. reported better-than-expected revenue growth in the fourth quarter of 2004, but was unable to control expenses and increase margins, thus putting future earnings growth in question. The company recovered in the first quarter of 2005, however, resulting in improved earnings performance. The Portfolio increased its position in WMS Industries, Inc. following the

                                                                     (continued)

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (CONTINUED)

fourth quarter earnings disappointment and ensuing stock decline.(1)

The gaming and lodging industry within the consumer discretionary sector has been a focus area for the Portfolio for some time. The proliferation of gaming in the United States and worldwide continued to provide a strong secular tailwind for the industry. Many compelling growth opportunities were found during the first half, including some strong-performing holdings for the Portfolio. Station Casinos, Inc. provided a boost to the Portfolio's relative return as the company continued to benefit from strong local gaming trends in the Las Vegas market, driven by fast population growth, market share gains, increased patrons, and revenues per patron. The Portfolio's position in this company was sold during the period as the valuation became stretched and concerns about future decelerating growth trends began to surface.(1)

The Portfolio also invested in a few strong-performing health care stocks at the right time, benefiting the Portfolio's relative return. Medical device makers ArthroCare Corp. and Kyphon, Inc. were two such examples. ArthroCare Corp., a new position for the Portfolio, experienced an inflection point in its operations in the fourth quarter of 2004, as the company increased guidance for 2005, updated progress on a recent acquisition that accelerated sales, and identified a target operating model that allowed for significant revenue growth and significant earnings leverage. The company's valuation became very compelling during the first half of 2005 as it experienced some missteps, including a missed regulatory filing. Kyphon, Inc., continued to post very positive quarterly results. More importantly to the stock's outperformance during the period was a favorable court ruling upholding the company's patents surrounding a proprietary procedure.(1)

The pharmaceutical industry, including both generic and specialty drugs, has been an attractive pool of potential growth opportunities for the Portfolio for a long period of time. Valuations in this industry have been compelling relative to historical levels and the overall market. One of the Portfolio's holdings in this industry, Endo Pharmaceuticals Holdings, Inc. received a favorable court ruling during the period that allowed the company to sell into a previously patent-protected market for the pain-management drug, Oxycontin, which will address a nearly $2 billion market. The ruling took the company's estimated earnings for 2005 up over 50% and the stock price up over 30%.(1)

Energy was a clear sector leader in the Russell 2000 Growth Index. Therefore, increasing the Portfolio's weighting in this sector allowed the Portfolio to capture a greater portion of this outperformance. Combined with positive stock selection, the sector proved to be a very favorable contributor to performance. The Portfolio's weighting in this sector was heavily skewed toward the oil service industry, as opposed to the exploration and production (E&P) industry. We generally believed during the period that oil service stocks exhibited a more favorable risk versus reward ratio than E&P stocks, mainly due to a fairly good correlation between the two industries over time, and the underperformance of oil service stocks relative to the E&P industry more recently.(1)

Rising oil prices throughout the period led to increased demand for oil services, increasing pricing power and, therefore, earnings leverage for these companies. Patterson-UTI Energy, Inc., a top five position in the Portfolio as of June 30, 2005, saw increasing demand for its land-drilling rigs and related services during the period. Earnings growth for Patterson-UTI Energy, Inc. was roughly 100% in 2004. National Oilwell Varco, Inc. was also a beneficiary of the strong energy market, driven by higher oil prices and increased drilling demand. National Oilwell Varco, Inc. also made a very accretive acquisition during the half, following which the market cap exceeded $8 billion, causing the Portfolio to gradually exit the position, and redeploy assets elsewhere in the sector.(1)

Both the information technology and industrial sectors underperformed the Index during the half, and poor stock selection in these sectors negatively impacted relative Portfolio performance. In the information technology sector, holdings such as Polycom, Inc., Avocent Corporation, Altiris Inc., and Aeroflex Inc. were large detractors from performance. Polycom, Inc., a maker of video conferencing equipment, reported poor results as the company continued to struggle with sluggish demand. Avocent Corporation, manufacturer of computer server management systems, announced that first quarter results would fall well short of Wall Street expectations, as management executed poorly during an important new product transition. Altiris, Inc., a systems management software company, struggled with slowing demand and an inability to control operating expenses. Aeroflex, Inc., a maker of semiconductor devices and test and measurement equipment, fell as the company reported weak results in the first quarter.(1)

In the industrials sector, Trex Company, Inc., a building products manufacturer, was hurt by poor weather and excess inventories in its distribution channel.

Another name that detracted from Portfolio performance was Inspire Pharmaceuticals, Inc. Inspire Pharmaceuticals,

                                                                     (continued)

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (CONTINUED)

Inc., a development stage drug manufacturer, missed its primary endpoint for a late stage clinical trial, which was important to gain approval for a drug targeting the condition known as dry eye. The stock declined over 50% on the news. The Portfolio held its position in the stock as of the end of the period as we believe there is still a good chance the company may receive drug approval. Additionally, we believe that Inspire Pharmaceuticals, Inc.'s drug pipeline is robust.(1)

The Portfolio's holdings in the financials sector also underperformed for the period due to weak stock selection.(1)

As we entered the second half of 2005, the Portfolio was overweight the consumer discretionary, health care and energy sectors, and underweight the information technology, industrials and financials sectors.(1)

The economic backdrop remains uncertain in our opinion, as most economic indicators remained relatively strong during the period, or at least were trending in the right direction. However, the impact that increasing rates and very high oil prices will have on the economy remains uncertain. We will continue to seek to take advantage of the current economic environment as well as to focus on companies that may offer growth opportunities.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT
[performance graph]

                                                               DISCOVERY PORTFOLIO (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)         RUSSELL 2000 GROWTH INDEX
                                                               ------------------------------       -------------------------
6/95                                                                      10000.00                           10000.00
                                                                          11330.00                           11302.00
6/96                                                                      12963.80                           12649.20
                                                                          13337.10                           12574.60
6/97                                                                      13331.80                           13232.20
                                                                          14466.30                           14203.50
6/98                                                                      15013.20                           14979.00
                                                                          15995.00                           14379.80
6/99                                                                      21313.40                           16223.30
                                                                          33023.00                           20577.60
6/00                                                                      39908.20                           20830.80
                                                                          29320.60                           15962.60
6/01                                                                      26652.40                           15986.50
                                                                          23936.50                           14504.60
6/02                                                                      19795.50                           11988.00
                                                                          16101.70                           10114.30
6/03                                                                      18088.60                           12069.40
                                                                          22167.60                           15022.80
6/04                                                                      23174.00                           15874.60
                                                                          24589.90                           17169.90
6/05                                                                      23980.10                           16555.30

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               97.7
Repurchase Agreements
     Less Net Liabilities                        2.3
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                     % of Net Assets
 1.  WMS Industries, Inc.                        3.9
 2.  Hughes Supply, Inc.                         3.1
 3.  Gaylord Entertainment Co.                   2.8
 4.  Patterson-UTI Energy, Inc.                  2.8
 5.  PETCO Animal Supplies, Inc.                 2.6
 6.  Tempur-Pedic International,                 2.5
     Inc.
 7.  SafeNet, Inc.                               2.5
 8.  Medicis Pharmaceutical Corp.                2.3
     Class A
 9.  ArthroCare Corp.                            2.3
10.  Epicor Software Corp.                       2.2

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Consumer Discretionary                   25.1
      Health Care                              21.1
      Information Technology                   19.7
      Industrials                              14.5
      Financials                                7.8
      Energy                                    7.4
      Materials                                 2.1
                                    ---------------
                                               97.7
                                    ===============

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 97.7%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 25.1%
HOTELS, RESTAURANTS &
  LEISURE - 13.9%
Gaylord Entertainment Co. (a).......     46,275   $ 2,151,325
Kerzner International Ltd. (a)......     17,900     1,019,405
Life Time Fitness, Inc. (a).........     27,325       896,533
Pinnacle Entertainment, Inc. (a)....     55,725     1,089,981
RARE Hospitality International, Inc.
  (a)...............................     33,950     1,034,456
Red Robin Gourmet Burgers, Inc.
  (a)...............................     17,075     1,058,308
Scientific Games Corp. - Class A
  (a)...............................     15,650       421,455
WMS Industries, Inc. (a)............     88,250     2,978,438
                                                  -----------
                                                   10,649,901
                                                  -----------
HOUSEHOLD DURABLES - 2.5%
Tempur-Pedic International, Inc.
  (a)...............................     88,250     1,957,385
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 1.5%
Marvel Enterprises, Inc. (a)........     57,937     1,142,517
                                                  -----------
MULTILINE RETAIL - 1.2%
Tuesday Morning Corp. ..............     28,575       900,684
                                                  -----------
SPECIALTY RETAIL - 6.0%
CSK Auto Corp. (a)..................     90,825     1,514,961
Guitar Center, Inc. (a).............     19,375     1,130,919
PETCO Animal Supplies, Inc. (a).....     67,300     1,973,236
                                                  -----------
                                                    4,619,116
                                                  -----------
TOTAL CONSUMER DISCRETIONARY........               19,269,603
                                                  -----------
ENERGY - 7.4%
ENERGY EQUIPMENT & SERVICES - 5.7%
Grant Prideco, Inc. (a).............     52,750     1,395,237
Patterson-UTI Energy, Inc. .........     75,875     2,111,601
Pride International, Inc. (a).......     32,175       826,898
                                                  -----------
                                                    4,333,736
                                                  -----------
OIL & GAS - 1.7%
KFx, Inc. (a).......................     22,475       321,168
Spinnaker Exploration Co. (a).......     27,825       987,509
                                                  -----------
                                                    1,308,677
                                                  -----------
TOTAL ENERGY........................                5,642,413
                                                  -----------
FINANCIALS - 7.8%
CAPITAL MARKETS - 2.1%
Affiliated Managers Group, Inc.
  (a)...............................     23,375     1,597,214
                                                  -----------
CONSUMER FINANCE - 1.9%
The First Marblehead Corporation
  (a)...............................     41,900     1,469,014
                                                  -----------
INSURANCE - 1.4%
HCC Insurance Holdings, Inc. .......     29,150     1,103,910
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 2.4%
BankAtlantic Bancorp, Inc. .........     43,900       831,905
NewAlliance Bancshares, Inc. .......     68,775       966,289
                                                  -----------
                                                    1,798,194
                                                  -----------
TOTAL FINANCIALS....................                5,968,332
                                                  -----------

                                                     FAIR
COMMON STOCKS - 97.7%                  SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE - 21.1%
BIOTECHNOLOGY - 2.0%
Alkermes, Inc. (a)..................    117,800   $ 1,557,316
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 6.4%
ArthroCare Corp. (a)................     50,675     1,770,585
ev3, Inc. (a).......................     63,950       888,905
I-Flow Corp. (a)....................     72,700     1,209,728
Kyphon, Inc. (a)....................     28,975     1,008,040
                                                  -----------
                                                    4,877,258
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 3.1%
Henry Schein, Inc. (a)..............     35,825     1,487,454
Option Care, Inc. ..................     63,800       899,580
                                                  -----------
                                                    2,387,034
                                                  -----------
PHARMACEUTICALS - 9.6%
Endo Pharmaceuticals Holdings, Inc.
  (a)...............................     53,725     1,411,893
Impax Laboratories, Inc. (a)........    103,750     1,628,875
Inspire Pharmaceuticals, Inc. (a)...     48,575       409,002
Medicis Pharmaceutical Corp. Class
  A.................................     55,825     1,771,327
MGI Pharma, Inc. (a)................     30,450       662,592
Salix Pharmaceuticals, Ltd. (a).....     85,237     1,505,285
                                                  -----------
                                                    7,388,974
                                                  -----------
TOTAL HEALTH CARE...................               16,210,582
                                                  -----------
INDUSTRIALS - 14.5%
AIR FREIGHT & LOGISTICS - 4.3%
HUB Group, Inc. Class A (a).........     66,450     1,664,572
UTi Worldwide, Inc. ................     23,475     1,634,330
                                                  -----------
                                                    3,298,902
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES -4.0%
Education Management Corp. (a)......     47,875     1,614,824
Resources Connection, Inc. (a)......     14,175       329,285
Universal Technical Institute, Inc.
  (a)...............................     34,225     1,136,270
                                                  -----------
                                                    3,080,379
                                                  -----------
MARINE - 2.0%
Diana Shipping, Inc. ...............     34,900       510,936
Dryships, Inc. .....................     60,950     1,006,285
                                                  -----------
                                                    1,517,221
                                                  -----------
ROAD & RAIL - 1.1%
J.B. Hunt Transport Services,
  Inc. .............................     27,075       522,548
Old Dominion Freight Line (a).......     12,800       343,424
                                                  -----------
                                                      865,972
                                                  -----------
TRADING COMPANIES &
  DISTRIBUTORS - 3.1%
Hughes Supply, Inc. ................     84,775     2,382,177
                                                  -----------
TOTAL INDUSTRIALS...................               11,144,651
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 97.7%                  SHARES        VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 19.7%
COMMUNICATIONS EQUIPMENT - 5.4%
Harris Corp. .......................     33,825   $ 1,055,678
SafeNet, Inc. (a)...................     55,750     1,898,845
Tekelec (a).........................     74,200     1,246,560
                                                  -----------
                                                    4,201,083
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 3.8%
Aeroflex, Inc. (a)..................    142,725     1,198,890
Cogent, Inc. (a)....................     14,500       413,975
Trimble Navigation Ltd. (a).........     32,975     1,285,036
                                                  -----------
                                                    2,897,901
                                                  -----------
INTERNET SOFTWARE & SERVICES - 2.0%
Digitas, Inc. (a)...................    134,500     1,534,645
                                                  -----------
IT SERVICES - 1.1%
Kanbay International, Inc. (a)......     37,050       856,225
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 4.1%
Entegris, Inc. (a)..................    105,550     1,044,945
Fairchild Semiconductor
  International, Inc. (a)...........     39,275       579,306
Intersil Corp. Class A..............     40,750       764,878
Semtech Corp. (a)...................     45,400       755,910
                                                  -----------
                                                    3,145,039
                                                  -----------
SOFTWARE - 3.3%
Epicor Software Corp. (a)...........    130,500     1,722,600
Quality Systems, Inc. ..............     16,900       800,722
                                                  -----------
                                                    2,523,322
                                                  -----------
TOTAL INFORMATION TECHNOLOGY........               15,158,215
                                                  -----------

                                                     FAIR
COMMON STOCKS - 97.7%                  SHARES        VALUE
-------------------------------------------------------------
MATERIALS - 2.1%
METALS & MINING - 2.1%
Alpha Natural Resources, Inc. (a)...     40,075   $   956,991
Century Aluminum Co. (a)............     12,425       253,470
Glamis Gold Ltd. (a)................     24,400       419,924
                                                  -----------
TOTAL MATERIALS.....................                1,630,385
                                                  -----------
TOTAL COMMON STOCKS
  (COST $70,219,250)................              $75,024,181
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 3.0%           AMOUNT        VALUE
-------------------------------------------------------------
US Bank 2.100% 07/01/05............  $2,261,000   $ 2,261,000
                                                  -----------
 Repurchase price $2,261,132
 Collateralized by:
  Freddie Mac Gold Mortgage Back
  Pool
  #C01528 5.000% 04/01/33
  Fair Value: $928,829
  Freddie Mac Gold Mortgage Back
  Pool
  #E99430 4.500% 09/01/18
  Fair Value: $1,377,361
TOTAL REPURCHASE AGREEMENTS
  (COST $2,261,000)................               $ 2,261,000
                                                  -----------
TOTAL INVESTMENTS - 100.7%
  (COST $72,480,250) (B)...........               $77,285,181
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.7)%..................                  (503,121)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $76,782,060
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
(a)  Non-Income Producing
(b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $72,480,250).....................  $ 77,285,181
  Cash.....................................           639
  Receivable for securities sold...........     1,637,318
  Dividends and accrued interest
    receivable.............................        18,853
  Prepaid expenses and other assets........            50
                                             ------------
    Total assets...........................    78,942,041
                                             ------------
Liabilities:
  Payable for securities purchased.........     1,953,576
  Payable for fund shares redeemed.........       136,069
  Payable for investment management
    services...............................        50,675
  Accrued custody expense..................         1,237
  Accrued professional fees................         5,507
  Accrued accounting fees..................         5,245
  Accrued printing and proxy fees..........         7,578
  Other accrued expenses...................            94
                                             ------------
    Total liabilities......................     2,159,981
                                             ------------
Net assets.................................  $ 76,782,060
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  4,238,685
  Paid-in capital in excess of par value...   101,865,355
  Accumulated net realized losses on
    investments............................   (33,916,138)
  Net unrealized appreciation on
    investments............................     4,804,931
  Accumulated net investment loss..........      (210,773)
                                             ------------
Net assets.................................  $ 76,782,060
                                             ============
Shares outstanding.........................     4,238,685
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    10,000,000
                                             ============
Net asset value per share..................  $      18.11
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest..................................  $     18,126
  Dividends.................................       128,022
                                              ------------
    Total investment income.................       146,148
                                              ------------
Expenses:
  Management fees...........................       313,991
  Custodian fees............................         6,002
  Directors' fees...........................         2,284
  Professional fees.........................         6,316
  Accounting fees...........................        21,514
  Printing and proxy fees...................         5,435
  Other.....................................         1,379
                                              ------------
    Total expenses..........................       356,921
                                              ------------
    Net investment loss.....................      (210,773)
                                              ------------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments.............................     8,120,416
  Change in unrealized
    appreciation/depreciation on
    investments.............................   (10,445,814)
                                              ------------
    Net realized/unrealized gains (losses)
      on investments........................    (2,325,398)
                                              ------------
    Change in net assets from operations....  $ (2,536,171)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
DISCOVERY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment loss.......................................    $   (210,773)      $   (573,571)
  Realized gains (losses) on investments....................       8,120,416          9,128,795
  Change in unrealized appreciation/depreciation on
    investments.............................................     (10,445,814)           389,325
                                                                ------------       ------------
    Change in net assets from operations....................      (2,536,171)         8,944,549
                                                                ------------       ------------
Capital transactions:
  Received from shares sold.................................       1,277,667          3,361,969
  Paid for shares redeemed..................................     (10,981,295)       (16,262,055)
                                                                ------------       ------------
    Change in net assets from capital transactions..........      (9,703,628)       (12,900,086)
                                                                ------------       ------------
      Change in net assets..................................     (12,239,799)        (3,955,537)
Net Assets:
  Beginning of period.......................................      89,021,859         92,977,396
                                                                ------------       ------------
  End of period.............................................    $ 76,782,060       $ 89,021,859
                                                                ============       ============
  Accumulated net investment loss...........................    $   (210,773)      $         --
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2005       ---------------------------------------
                                                                (UNAUDITED)         2004       2003       2002       2001
                                                              ----------------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of period........................       $18.57          $16.74     $12.16     $18.08     $22.14
Investment activities:
  Net investment loss.......................................        (0.05)          (0.12)     (0.10)     (0.10)     (0.10)
  Net realized and unrealized gains (losses) on
    investments.............................................        (0.41)           1.95       4.68      (5.82)     (3.96)
                                                                   ------          ------     ------     ------     ------
      Total from investment activities......................        (0.46)           1.83       4.58      (5.92)     (4.06)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $18.11          $18.57     $16.74     $12.16     $18.08
                                                                   ======          ======     ======     ======     ======
Total return................................................        (2.48)%(b)      10.93%     37.66%    (32.74)%   (18.36)%
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $ 76.8           $89.0      $93.0      $74.2     $121.6
  Ratios to average net assets:
    Expenses................................................         0.90% (a)       0.91%      0.95%      0.96%      0.96%
    Net investment loss.....................................        (0.53)%(a)      (0.64)%    (0.71)%    (0.66)%    (0.54)%
  Portfolio turnover rate...................................           84%            104%       128%       128%       112%

--------------------------------------------------------------------------------

(a) Annualized.
(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 OBJECTIVE

The International Small Company Portfolio seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $5 billion or less.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    17.86%
Five year                                   -1.03%
Ten year                                     8.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National International Small Company Portfolio returned 4.42% versus 2.65% for the current benchmark, the S&P/Citigroup Extended Market Growth (EMI) World ex-U.S. Index.

The Ohio National International Small Company Portfolio outperformed the S&P/Citigroup EMI Growth World ex-U.S. Index. Top performing relative markets in the Portfolio include Austria, Japan, and Singapore. Weaker relative investments were in Norway, Portugal, and France.(1)

Energy and Consumer Discretionary stocks continue to be central themes and drivers of the Portfolio's performance. Individual stocks contributing to the Portfolio's performance continue to include: Chiyoda Corp., a Japanese industrial plant engineering firm, which gained 71.5% during the period. Chiyoda Corp. is a leading engineering company in liquefied natural gas projects around the world. The company's 2005 results were stellar with net income rising 93.5% leading the company to resume dividend payments for the first time in nine years. Keppel Corp. Ltd., a Singaporean offshore marine engineering concern, rose 61.8% during the period. The company continues to be awarded orders for jack-up rigs and semi-submersible drilling platforms. The oil rig order book continues to grow rapidly as the higher oil prices boosted demand for oil rigs and platforms as companies upgrade production and increase exploration. Stada Arzneimittel AG is a German generic drug manufacturer and distributor. Its stock gained 35.3% during the period. The company's excellent and consistent growth profile for sales and earnings continues to drive the stock price higher. The company's CEO was quoted as saying, "...we can assume that 2005 will be the Group's 10th record year in a row in sales and earnings." However, because of its excellent position in the market, rumors began to circulate that the company may be acquired as the generic drug industry begins a period of consolidation.(1)

In general, many of our weighted sectors outperformed relative to the index. However, a few individual stocks that held back performance included Aktiv Kapital ASA and Impresa-Sociedade Gestora de Participacoes. Aktiv Kapital ASA, a Norwegian debt collection agency, declined 28.9% during the period. The company buys defaulted debt portfolios in Europe and the UK from banks and finance companies at a discount to face value, typically 5-7%. In early January, the CEO resigned and was replaced with an individual more familiar with international markets. Since then, the stock has traded in a lower narrow range pending the new CEO's performance. Impresa-Sociedade Gestora de Participacoes is Portugal's largest media company by sales. Its stock declined 19.4% during the first half of the year. The company released first quarter 2005 figures showing revenue increasing 11.5% while net income improved 144%. While the company's TV programming helped gain audience share in the first quarter, competitor Media Capital's TVI regained leadership of television audience share and ratings in the second quarter during day and prime-time hours.(1)

An environmental factor that has hindered the Portfolio's performance during this reporting period was the strength of the U.S. dollar as the Portfolio does not hedge currency. However, the impressive strength of the U.S. dollar is not expected to continue for the remainder of this year. Unhedged, the Portfolio could have positive currency contributions if these expectations are met.

Longer-term, we continue to believe that our international small-capitalization investments are well-poised to continue to grow and participate in this long-running global economic recovery. Exposure to the Energy, Materials, and Consumer Discretionary sectors has helped this Portfolio post good

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

performance. Should the dollar weaken, and we believe it will, our stock price gains will be further enhanced with positive currency returns.(1)

International small-cap performance continued to outpace large-cap stocks during the global economic recovery despite a weaker U.S. equity market. Additionally, the stock price appreciation of international small companies in the Portfolio have been tempered with the strong U.S. dollar holding back local currency gains due to foreign currency translation. Nonetheless, the strength of international small caps continues to come through as reflected in the Portfolio's total performance for the quarter. We continue to be constructive in the Materials, Transportation, and Energy sectors.(1)

A rising interest rate environment with higher oil prices could pressure the global economic recovery, especially if consumer spending gets reigned in. However, we expect consumer discretionary spending to continue its pace as current interest rates and oil prices are still tolerable. China is still in a growth mode with GDP expected to grow at least 8% in 2005. China continues to consume the majority of the world's natural resources as reflected by the rising oil and commodity prices in the first quarter. The oil and gas development is led by demand which does not seem to be tapering as we get good insight to the petroleum industry spending tendency to replace declining reserves. With this economic backdrop, we do not anticipate significant changes to the Portfolio in the near term.(1)

We continue to invest in international small companies that benefit during what we expect to be a prolonged global economic recovery.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                              INTERNATIONAL SMALL COMPANY   MSCI WORLD EX-U.S. SMALL     S&P/CITIGROUP EXTENDED
                                                 PORTFOLIO (COMMENCED         CAP INDEX (COMMENCED      MARKET GROWTH (EMI) WORLD
                                              OPERATIONS MARCH 31, 1995)            1/12/98)                  EX-U.S. INDEX
                                              ---------------------------   ------------------------    -------------------------
6/95                                                    10000.00                                                10000.00
                                                        10450.00                                                10663.50
6/96                                                    11462.60                                                11856.20
                                                        11713.60                                                11550.00
6/97                                                    12866.30                                                12141.20
                                                        13079.80                                                10496.20
6/98                                                    13881.60                    13881.60                    12318.80
                                                        13540.10                    12866.90                    11877.40
6/99                                                    16823.60                    14430.20                    12855.90
                                                        28233.40                    15231.10                    16095.40
6/00                                                    24215.80                    15991.10                    15906.90
                                                        19687.40                    13885.10                    13034.20
6/01                                                    16576.80                    13572.70                    11103.50
                                                        13922.90                    12170.60                    10073.80
6/02                                                    13981.30                    13251.40                    10304.00
                                                        11833.80                    11062.20                     8756.94
6/03                                                    14204.10                    13252.60                    10165.20
                                                        18214.00                    17526.50                    13147.50
6/04                                                    19505.30                    19373.80                    14443.20
                                                        22015.70                    22248.90                    16591.60
6/05                                                    22988.80                    22903.00                    17031.60

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

MSCI World ex-U.S. Small Cap Index is created by selecting companies within the market capitalization range of USD $200-800 million. The dollar denominated range is applied across 23 developed markets.

The S&P/Citigroup Extended Market Growth (EMI) World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The BMI includes all companies with a float capital of at least USD $100 million. The EMI represents the bottom 20% of the index capitalization within each country in the index. The World excluding U.S. composite includes all developed countries except the United States. S&P/Citigroup uses a proprietary multi-factor model to determine each company's relative position on a growth-value continuum. The S&P/Citigroup World Ex U.S. Extended Market Growth Index reflects each company's available market capitalization weighted by its growth probability.

We are now using the S&P/Citigroup Extended Market Growth (EMI) World Ex-U.S. Index as this Portfolio's benchmark because we believe the Portfolio's investments more closely resemble the securities represented in that Index than those in the former benchmark, the MSCI World ex-U.S. Small Cap Index.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Foreign Common Stocks (3)                       96.7
Foreign Preferred Stocks (3)                     0.7
Repurchase Agreements
  Less Net Liabilities                           2.6
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                     % of Net Assets
 1.  Chiyoda Corp.                               1.9
 2.  Anglo Irish Bank Corp. PLC                  1.6
 3.  Neopost SA                                  1.6
 4.  Stada Arzneimittel AG                       1.4
 5.  Keppel Corp. Ltd.                           1.4
 6.  Enterprise Inns PLC                         1.4
 7.  Boehler-Uddeholm AG                         1.4
 8.  ERG SpA                                     1.3
 9.  Toho Titanium                               1.3
10.  Enagas                                      1.2

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Top 10 Country Weightings (Combined):

                                                                     % of Net Assets
      Japan                                                                     22.3
      United Kingdom                                                            12.7
      Italy                                                                      6.1
      Canada                                                                     5.6
      Germany                                                                    5.5
      France                                                                     5.4
      Switzerland                                                                5.2
      Netherlands                                                                3.8
      Ireland                                                                    3.2
      Australia                                                                  3.1

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
FOREIGN COMMON STOCKS - 96.7%          SHARES        VALUE
-------------------------------------------------------------
JAPAN - 22.3%
Anritsu Corp. (b) (21).............       7,000   $    42,476
Aoyama Trading Co. (b) (18)........       8,000       200,810
BookOff Corp. (b) (18).............      12,600       310,288
Bosch Automotive Systems Corp. (b)
  (1)..............................      16,200        85,376
Casio Computer Co. (b) (5).........      14,400       187,297
Central Glass Co., Ltd. (b) (3)....      20,000       124,615
Chiyoda Corp. (b) (4)..............      53,000       653,610
Diamond City Co. Ltd. (b) (17).....       3,500       115,413
Hitachi Koki Co. (b) (5)...........      30,000       280,879
Iino Kaiun Kaisha, Ltd. (b) (23)...      49,000       234,723
Itoen Ltd. (b) (11)................       4,000       205,065
Kawasaki Kisen Kaisha Ltd. (b)
  (23).............................      37,000       217,951
Koyo Seiko Co. (b) (3).............      28,000       374,127
Kurita Water Industries (b) (3)....       5,700        87,856
Leopalace21 Corp. (b) (17).........       6,300       104,459
Matsumotokiyoshi (b) (10)..........       3,600        97,992
Miraca Holdings Inc. (b) (12)......       6,800       127,617
Misawa Homes Holdings, Inc. (a) (b)
  (5)..............................       1,900        70,865
Mitsubishi Materials Corp. (b)
  (14).............................      96,000       225,471
Mitsui Osk Lines (b) (23)..........      27,000       165,615
Mitsukoshi Ltd. (b) (18)...........      35,000       157,123
Miura Co., Ltd. (b) (3)............      11,000       223,770
Nachi Fujikoshi Corp. (b) (3)......      79,000       268,006
Nippon Light Metal Co. (b) (14)....      48,000       113,198
Nippon Thompson (b) (3)............      19,000       128,799
Nitori Co. (b) (18)................       1,200        85,867
Nsk (b) (3)........................      27,000       138,029
Pacific Metals Co. Ltd. (b) (14)...      41,000       176,061
Ryohin Keikaku Co. Ltd. (b) (18)...       5,400       265,930
Showa Corp. (b) (1)................      18,300       231,200
Sumitomo Metal Mining Co. Ltd. (b)
  (14).............................      32,000       217,899
Taiyo Nippon Sanso Corp. (b)
  (14).............................      46,000       233,052
Taiyo Yuden Co. (b) (21)...........       8,000        88,048
Teikoku Oil Co. (b) (8)............      46,000       340,662
THK Co. Ltd. (b) (3)...............       6,300       129,446
Toho Titanium (b) (14).............      12,800       465,854
Trend Micro Inc. (b) (20)..........       3,000       106,456
Ube Industries (b) (14)............     181,000       366,598
Ushio (b) (3)......................       8,000       141,953
                                                  -----------
                                                    7,790,456
                                                  -----------
UNITED KINGDOM - 12.7%
Amdocs Ltd. (a) (c) (20)...........       5,100       134,793
Ark Therapeutics Group PLC (a) (b)
  (16).............................      83,756       154,781
ARM Holdings PLC (b) (19)..........     168,200       339,539
Burren Energy PLC (b) (8)..........      27,546       329,386
Capita Group PLC (b) (4)...........      50,336       330,962
Enterprise Inns PLC (b) (6)........      32,800       489,184
Forth Ports PLC (b) (23)...........       5,976       140,379
Hays PLC (b) (4)...................     148,700       343,818
Intermediate Capital Group PLC (b)
  (7)..............................       6,200       115,825
Kensington Group PLC (b) (2).......      16,900       170,549
NETeller PLC (a) (b) (7)...........      26,900       303,809
Photo-Me International (b) (5).....      72,000       138,095

                                                     FAIR
FOREIGN COMMON STOCKS - 96.7%          SHARES        VALUE
-------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Punch Taverns PLC (b) (6)..........      21,000   $   275,125
Signet Group PLC (b) (18)..........     199,700       388,149
The Carphone Warehouse PLC (b)
  (18).............................      44,260       145,455
William Hill PLC (b) (6)...........      24,810       238,873
Wood Group (John) PLC (b) (8)......     130,800       402,593
                                                  -----------
                                                    4,441,315
                                                  -----------
ITALY - 6.1%
Arnoldo Mondadori Editore (b)
  (15).............................      30,653       291,454
Bulgari SpA (b) (5)................      14,400       160,966
Davide Campari -- Milano SpA (b)
  (11).............................      54,450       398,839
ERG SpA (b) (8)....................      24,400       471,332
Hera SpA (b) (24)..................      61,832       172,164
Lottomatica SpA (b) (6)............       5,877       191,038
Recordati SpA (b) (16).............      16,556       119,031
Saipem SpA (b) (8).................      14,524       195,326
Tod's SpA (b) (5)..................       3,100       147,573
                                                  -----------
                                                    2,147,723
                                                  -----------
CANADA - 5.6%
Alimentation Couche-Tard, Inc.,
  Class B (a) (b) (10).............      22,400       342,070
Cognos, Inc. (a) (c) (20)..........       8,210       280,289
Ensign Energy Services, Inc. (b)
  (8)..............................       8,895       214,679
Industrial Alliance Life Insurance
  Co. (b) (13).....................       7,482       172,638
Precision Drilling Corp. (a) (b)
  (8)..............................       6,800       268,015
SNC-Lavalin Group, Inc. (b) (4)....       4,506       252,295
Teck Corp., Class B (b) (14).......      12,500       421,768
                                                  -----------
                                                    1,951,754
                                                  -----------
GERMANY - 5.0%
Celesio AG (b) (12)................       2,550       199,480
K&S AG (b) (14)....................       4,800       264,802
Krones AG (b) (3)..................       2,866       346,957
MTU Aero Engines GmbH (a) (b)
  (3)..............................       2,500        76,693
Puma AG Rudolf Dassler Sport (b)
  (5)..............................       1,533       378,851
Stada Arzneimittel AG (b) (16).....      13,690       499,343
                                                  -----------
                                                    1,766,126
                                                  -----------
FRANCE - 5.4%
Dassault Systemes SA (b) (20)......       5,000       241,685
Etablissements Maurel et Prom (b)
  (8)..............................      18,000       397,752
Imerys SA (b) (14).................       3,424       235,736
JC Decaux SA (a) (b) (15)..........       7,704       194,907
Neopost SA (b) (21)................       6,205       545,929
Technip-Coflexip SA (b) (8)........       5,600       259,808
                                                  -----------
                                                    1,875,817
                                                  -----------
SWITZERLAND - 5.2%
Actelion Ltd. (a) (b) (16).........       2,892       300,371
Geberit International AG (b) (3)...         346       221,282
Kuehne & Nagel International AG (b)
  (23).............................       1,598       338,969
Lindt & Spruengli AG (b) (11)......         158       235,778
Lindt & Spruengli AG (b) (11)......           4        61,303
Logitech International SA (a) (b)
  (21).............................       5,436       174,523

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
FOREIGN COMMON STOCKS - 96.7%          SHARES        VALUE
-------------------------------------------------------------
SWITZERLAND (CONTINUED)
Phonak Holding AG (b) (12).........       8,400   $   314,516
Swatch Group AG, Class B (b) (5)...       1,230       172,259
                                                  -----------
                                                    1,819,001
                                                  -----------
NETHERLANDS - 3.8%
Fugro NV (b) (8)...................       7,644       189,940
OPG Groep NV (b) (12)..............       3,500       244,373
Trader Classified Media NV (b)
  (15).............................      14,600       235,636
Univar NV (b) (3)..................       8,400       287,014
Vedior NV (b) (4)..................      13,500       190,052
Versatel Telecom International NV
  (a) (b) (22).....................      73,800       164,461
                                                  -----------
                                                    1,311,476
                                                  -----------
IRELAND - 3.2%
Anglo Irish Bank Corp. PLC (b)
  (2)..............................      45,600       565,140
DePfa Bank PLC (b) (2).............      21,600       346,541
IAWS Group PLC (b) (11)............      14,000       195,708
                                                  -----------
                                                    1,107,389
                                                  -----------
AUSTRALIA - 3.1%
A.B.C. Learning Centres (b) (4)....      56,247       238,626
Iluka Resources Ltd. (b) (14)......      54,500       311,138
Macquarie Airports (b) (23)........      33,200        90,081
Toll Holdings Ltd. (b) (23)........      34,100       338,061
Transurban Group (b) (23)..........      17,600        99,409
                                                  -----------
                                                    1,077,315
                                                  -----------
AUSTRIA -- 3.0%
Andritz AG (b) (3).................       2,590       247,095
BETandWIN.com Interactive
  Entertainment AG (a) (b) (6).....       4,200       316,516
Boehler-Uddeholm AG (b) (14).......       3,571       471,656
                                                  -----------
                                                    1,035,267
                                                  -----------
SPAIN - 2.7%
Enagas (b) (24)....................      23,900       422,443
Grupo Ferrovial, SA (b) (4)........       4,050       260,596
Indra Sistemas SA (b) (20).........      13,771       272,050
                                                  -----------
                                                      955,089
                                                  -----------
SINGAPORE - 2.4%
HTL International (b) (5)..........      68,000        55,583
Keppel Corp. Ltd. (b) (3)..........      66,600       492,050
Sembcorp Marine Ltd. (b) (3).......      64,000        99,603
ST Assembly Test Services Ltd. (a)
  (b) (19).........................     145,000       103,494
United Test and Assembly Center
  Ltd. (b) (20)....................     224,000        87,542
                                                  -----------
                                                      838,272
                                                  -----------
HONG KONG - 2.1%
Citic Pacific Ltd. (b) (3).........      75,000       218,847
Singamas Container Holdings (b)
  (3)..............................     186,000       127,567
Techtronic Industries Co. (b)
  (5)..............................     151,000       380,574
                                                  -----------
                                                      726,988
                                                  -----------

                                                     FAIR
FOREIGN COMMON STOCKS - 96.7%          SHARES        VALUE
-------------------------------------------------------------
BELGIUM - 1.8%
Bekaert NV (b) (3).................       1,700   $   127,640
Cmb Sa (b) (23)....................       3,600       112,224
Cumerio (b) (14)...................       4,000        68,737
Umicore (b) (14)...................       4,000       320,083
                                                  -----------
                                                      628,684
                                                  -----------
NORWAY - 1.8%
Aktiv Kapital ASA (b) (7)..........      11,700       178,678
APL AS (a) (b) (8).................       3,100        33,684
ProSafe ASA (b) (8)................       8,000       239,493
Revus Energy ASA (a) (b) (8).......       4,700        32,296
TGS Nopec Geophysical Co. ASA (a)
  (b) (8)..........................       5,200       139,103
                                                  -----------
                                                      623,254
                                                  -----------
DEMARK - 1.4%
GN Store Nord AS (b) (12)..........      13,000       146,775
Novozymes A/S, Class B (b) (14)....       7,325       362,463
                                                  -----------
                                                      509,238
                                                  -----------
LUXEMBOURG - 1.3%
Millicom International Cellular S.
  A., ADR (a) (c) (22).............      10,400       190,736
Orco Property (b) (17).............       4,900       276,972
                                                  -----------
                                                      467,708
                                                  -----------
EGYPT - 1.2%
Orascom Telecom Holding, GDR (c)
  (22).............................       8,200       415,804
                                                  -----------
PORTUGAL - 1.0%
Impresa-Sociedade Gestora de
  Participacoes SA (a) (b) (15)....      52,542       333,171
                                                  -----------
SWEDEN - 1.0%
Getinge AB, Class B (b) (12).......      25,111       341,653
                                                  -----------
CAYMAN ISLANDS - 0.7%
Chitaly Holdings Ltd. (b) (18).....     120,000       106,884
Golden Meditech Co. Ltd. (b)
  (12).............................     370,000        63,801
SinoCom Software Group Ltd.(b)
  (20).............................     124,000        94,145
                                                  -----------
                                                      264,830
                                                  -----------
INDIA - 0.7%
India Fund Inc. (c) (7)............       8,133       242,770
                                                  -----------
THAILAND - 0.7%
Banpu Public Company Ltd. Foreign
  Shares (b) (8)...................      65,500       237,750
                                                  -----------
GREECE - 0.7%
Germanos SA (b) (18)...............       6,918       231,305
                                                  -----------
ISRAEL - 0.6%
Check Point Software Technologies
  (a) (c) (20).....................      11,475       227,205
                                                  -----------
SOUTH KOREA - 0.5%
Hanarotelecom, Inc. (a) (b) (22)...      36,600        87,696
Telechips, Inc. (b) (21)...........       4,200        77,806
                                                  -----------
                                                      165,502
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
FOREIGN COMMON STOCKS - 96.7%          SHARES        VALUE
-------------------------------------------------------------
BERMUDA - 0.5%
Midland Holdings Ltd. (b) (17).....     290,000   $   161,254
                                                  -----------
CHINA - 0.2%
Weiqiao Textile Co. Ltd. (b) (5)...      60,000        84,198
                                                  -----------
TOTAL FOREIGN COMMON STOCKS
  (COST $25,927,075)...............               $33,778,314
                                                  -----------

                                                     FAIR
FOREIGN PREFERRED STOCKS - 0.7%        SHARES        VALUE
-------------------------------------------------------------
BRAZIL - 0.2%
Caemi Mineracao e Metalurgia SA (b)
  (14).............................      73,400   $    69,156
                                                  -----------
GERMANY - 0.5%
ProSieben Sat.1 Media AG (b)
  (15).............................      10,000       173,945
                                                  -----------
TOTAL FOREIGN PREFERRED STOCKS
  (COST $215,675)..................               $   243,101
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 4.2%           AMOUNT        VALUE
-------------------------------------------------------------
FINANCIAL SERVICES - 4.2%
State Street Bank 0.90% 07/01/05
  (9)..............................  $1,451,000   $ 1,451,000
                                                  -----------
 Repurchase price $1,451,036
  Collateralized by:
  U.S. Treasury Bond 6.25% 08/15/23
  Fair Value: $1,480,264
TOTAL REPURCHASE AGREEMENTS
  (COST $1,451,000)................               $ 1,451,000
                                                  -----------
TOTAL INVESTMENTS - 101.6%
  (COST $27,593,750) (D)...........               $35,472,415
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (1.6%)............                  (550,063)
                                                  -----------
TOTAL NET ASSETS - 100%............               $34,922,352
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
 ADR:  American Depository Receipts
 GDR:  Global Depository Receipts
Footnotes:
  (a)  Non-Income Producing
  (b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $32,529,818 or 93.1% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
       Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
  (c) Security that is denominated in U.S. dollars and traded on a domestic exchange but represents a company that is incorporated in a country other than the United States of America.

 INDUSTRY CLASSIFICATIONS (% OF NET
 ASSETS):
   Automobiles & Components...   (1)   0.9%
   Banks......................   (2)   3.1%
   Capital Goods..............   (3)  11.1%
   Commercial Services &
     Supplies.................   (4)   6.5%
   Consumer Durables &
     Apparel..................   (5)   5.9%
   Consumer Services..........   (6)   4.3%
   Diversified Financials.....   (7)   2.4%
   Energy.....................   (8)  10.7%
   Financial Services.........   (9)   4.1%
   Food & Staples Retailing...  (10)   1.3%
   Food Beverage & Tobacco....  (11)   3.1%
   Health Care Equipment &
     Services.................  (12)   4.1%
   Insurance..................  (13)   0.5%
   Materials..................  (14)  12.4%
   Media......................  (15)   3.5%
   Pharmaceuticals &
     Biotechnology............  (16)   3.1%
   Real Estate................  (17)   1.9%
   Retailing..................  (18)   5.4%
   Semiconductors &
     Semiconductor
     Equipment................  (19)   1.3%
   Software & Services........  (20)   4.1%
   Technology Hardware &
     Equipment................  (21)   2.7%
   Telecommunication
     Services.................  (22)   2.5%
   Transportation.............  (23)   5.0%
   Utilities..................  (24)   1.7%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $27,593,750)......................  $35,472,415
  Receivable for securities sold............      182,602
  Receivable for fund shares sold...........          648
  Dividends and accrued interest
    receivable..............................       92,474
  Prepaid expenses and other assets.........           15
                                              -----------
    Total assets............................   35,748,154
                                              -----------
Liabilities:
  Cash overdraft............................       57,241
  Payable for securities purchased..........      678,610
  Payable for fund shares redeemed..........       41,907
  Payable for investment management
    services................................       28,340
  Accrued accounting and custody fees.......       13,227
  Accrued printing and proxy expenses.......        1,649
  Accrued professional fees.................        4,801
  Other accrued expenses....................           27
                                              -----------
    Total liabilities.......................      825,802
                                              -----------
Net assets..................................  $34,922,352
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,277,080
  Paid-in capital in excess of par value....   26,153,007
  Accumulated net realized losses on
    investments.............................   (1,710,833)
  Net unrealized appreciation/depreciation
    on:
    Investments.............................    7,878,665
    Foreign currency related transactions...        1,152
  Undistributed net investment income.......      323,281
                                              -----------
Net assets..................................  $34,922,352
                                              ===========
Shares outstanding..........................    2,277,080
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========

Net asset value per share...................  $     15.34
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest...................................  $    6,128
  Dividends (net of $46,636 foreign taxes
    withheld)................................     372,829
  Other income...............................           2
                                               ----------
    Total investment income..................     378,959
                                               ----------
Expenses:
  Management fees............................     164,206
  Custodian fees.............................      46,719
  Directors' fees............................       1,007
  Professional fees..........................       5,202
  Accounting fees............................      31,765
  Printing and proxy fees....................       2,225
  Other......................................          85
                                               ----------
    Total expenses...........................     251,209
                                               ----------
    Net investment income....................     127,750
                                               ----------
Realized/unrealized gains (losses) on
  investments and
  foreign currency:
  Net realized gains (losses) on:
    Investments..............................   1,779,010
    Foreign currency related transactions....     (29,479)
  Change in unrealized
    appreciation/depreciation on:
    Investments..............................    (536,602)
    Foreign currency related transactions....         (23)
                                               ----------
      Net realized/unrealized gains (losses)
         on investments......................   1,212,906
                                               ----------
      Change in net assets from operations...  $1,340,656
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 31, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment income.....................................    $   127,750        $    42,710
  Realized gains (losses) on investments and foreign
    currency transactions...................................      1,749,531          3,271,266
  Change in unrealized appreciation/depreciation on
    investments and foreign currency transactions...........       (536,625)         1,870,862
                                                                -----------        -----------
    Change in net assets from operations....................      1,340,656          5,184,838
                                                                -----------        -----------
Distributions to shareholders:
  Distributions paid from net investment income.............             --           (289,074)
                                                                -----------        -----------
Capital transactions:
  Received from shares sold.................................      5,290,427          5,172,863
  Received from dividends reinvested........................              0            289,074
  Paid for shares redeemed..................................     (2,112,121)        (4,675,456)
                                                                -----------        -----------
    Change in net assets from capital transactions..........      3,178,306            786,481
                                                                -----------        -----------
      Change in net assets..................................      4,518,962          5,682,245
Net Assets:
  Beginning of period.......................................     30,403,390         24,721,145
                                                                -----------        -----------
  End of period.............................................    $34,922,352        $30,403,390
                                                                ===========        ===========
  Undistributed net investment income.......................    $   323,281        $   195,531
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2005       ---------------------------------------
                                                                (UNAUDITED)         2004       2003       2002       2001
                                                              ----------------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of period........................       $14.69          $12.27     $ 7.99     $ 9.40     $13.29
Investment activities:
  Net investment income (loss)..............................         0.06            0.02       0.01         --      (0.04)
  Net realized and unrealized gains (losses) on investments
    and foreign currency transactions.......................         0.59            2.54       4.29      (1.41)     (3.85)
                                                                   ------          ------     ------     ------     ------
    Total from investment activities........................         0.65            2.56       4.30      (1.41)     (3.89)
                                                                   ------          ------     ------     ------     ------
Distributions:
  Distributions from net investment income..................           --           (0.14)     (0.02)        --         --
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $15.34          $14.69     $12.27     $ 7.99     $ 9.40
                                                                   ======          ======     ======     ======     ======
Total return................................................         4.42%(b)       20.87%     53.91%    (15.00)%   (29.28)%
Ratios and supplemental data:
Net assets at end of period (millions)......................       $ 34.9          $ 30.4     $ 24.7     $ 14.8     $ 18.9
  Ratios to average net assets:
    Expenses................................................         1.52%(a)        1.47%      1.59%      1.56%      1.79%
    Net investment income (loss)............................         0.77%(a)        0.16%      0.10%      0.03%     (0.35)%
  Portfolio turnover rate...................................           35%             82%        87%        92%       221%

--------------------------------------------------------------------------------

(a) Annualized.
(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:
One year                                     5.66%
Five year                                  -10.97%
Ten year                                    -2.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Aggressive Growth Portfolio returned 0.34% versus (0.81%) for the current benchmark, the S&P 500 Index.

Over the past six months, the U.S. economy saw a number of gyrations. Gross domestic product (GDP) in the fourth quarter of 2004 was much better than expected, but GDP in the first quarter of 2005 was weaker than forecasted. The Federal Reserve raised interest rates over a series of meetings; however, bond and mortgage rates remained stubbornly low. The consumer continued to surprise skeptics by spending heartily on new homes, cars, and other goods despite higher gasoline prices and tepid job growth; while corporate America was stingy in capital outlays.

Given the continued lack of corporate capital spending, weak job creation, and potential negative impact higher interest rates may have on the economy, our strategy over the past six months was to increase portfolio exposure to growth companies that are less reliant upon the economy and away from more cyclical, industrial stocks. For example, in looking at the strongest positive contributors to performance, 9 out of 10 stocks were in areas that were generally less economically sensitive.

Upward sales trends -- and cool fashion trends -- provided a brisk tailwind for Abercrombie & Fitch Co., which was the single largest contributor to the Portfolio's performance during the period. The specialty retailer sells casual apparel for men, women and children in 700 stores across the country. Under the leadership of a new chief operating officer, Abercrombie & Fitch Co. has added to sales staff, which has boosted store productivity. We believe Abercrombie & Fitch Co.'s management team is focusing on operations in a positive way, which should continue to yield positive results going forward.(1)

Another strong contributor was Genentech, Inc., a bio-technology firm with a focus on cancer products. The company completed several studies with favorable outcomes, including the use of Avastin for extending survival among patients inflicted with non-small cell lung cancer and Herceptin in the adjuvant breast cancer setting. We believe these drugs will provide long-term growth of revenue and profits, while enabling Genentech, Inc. to reinvest in research for future therapies. Roche Holdings AG, a Swiss pharmaceutical company which owns 56% of Genentech, Inc., was also among our top performers as it holds the European and Japanese distribution rights to these drugs.(1)

Elsewhere in health care, UnitedHealth Group, Inc. continued to have positive impact for the Portfolio. The company capitalizes on the increasing utilization of health care and corporate America's desire to share more health care costs with its employees. Pricing has been strong for managed care as increases have been passed on in the form of higher copays and tiered drug pricing, while underlying costs have been very tightly controlled. Finally, we anticipate that UnitedHealth Group, Inc.'s merger with Oxford Health Plans should enable UnitedHealth Group, Inc. to gain a market-leading position in New England and cut costs as the company's call centers and information systems are consolidated.(1)

In another take on healthy living, Whole Foods Market, Inc. the leading organic and natural foods retailer, continued to be one of the most exciting and best-performing investments in the Portfolio. The company is refining its store model to a larger format with unique fresh food offerings that generate excitement and intense loyalty among its customers. These new stores are generating more sales per square foot than the smaller stores and are providing better-than-expected same-store sales as they mature. With only 168 stores nationwide, Whole Foods Market, Inc. has tremendous growth

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

potential over the next several years as the company penetrates new markets and continues to invest in existing locations.(1)

Health care stocks, while important to positive results, also provided disappointment during the period. The largest performance detractor was Elan Corp. PLC. The biopharmaceutical firm's shares plunged after the company announced it was withdrawing Tysabri, a multiple sclerosis drug, from the market after two patients taking the drug succumbed to a rare brain infection. We had estimated the drug's potential to be over $2 billion prior to this event, but elected to liquidate the position as the investment thesis for Elan Corp. PLC disappeared.(1)

Competitive fears in two different industries also hurt our performance. High-end stereo and infotainment equipment maker Harman International Industries, Inc. declined on news that Mercedes-Benz had awarded a car-systems contract to a competitor. Also, reports of weak U.S. automobile sales weighed on the shares. McAfee Inc., an anti-virus and security software vendor, suffered when Microsoft announced a series of acquisitions and new product introductions aimed at the company's offerings.(1)

Looking ahead, the economy is being pressured by several factors: corporate profits may be under pressure due to rising interest rates and raw material costs; record consumer debt levels and high gasoline prices may finally take a toll on consumer spending; and tepid economic news from Europe and Japan could crimp U.S. export demand. In this environment, we would expect to see the market gravitate toward companies that provide strong earnings despite these headwinds, so the Portfolio remains invested predominantly in stocks that we believe can grow organically and return shareholder value through intelligent capital allocation.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                AGGRESSIVE GROWTH PORTFOLIO
                                                              (COMMENCED OPERATIONS MARCH 31,
                                                                           1995)                          S&P 500 INDEX
                                                              -------------------------------             -------------
6/95                                                                      10000.00                           10000.00
                                                                          11513.00                           11438.00
6/96                                                                      11312.70                           12604.70
                                                                          11601.20                           14078.20
6/97                                                                      12196.30                           16964.20
                                                                          13054.90                           18759.00
6/98                                                                      14099.30                           22081.20
                                                                          14078.20                           24119.30
6/99                                                                      13367.20                           27105.30
                                                                          14888.40                           29195.10
6/00                                                                      13663.10                           29069.60
                                                                          10817.10                           26534.70
6/01                                                                       8233.94                           24756.90
                                                                           7375.14                           23382.90
6/02                                                                       6223.88                           20308.00
                                                                           5316.44                           18218.30
6/03                                                                       6032.03                           20360.80
                                                                           6990.52                           23443.40
6/04                                                                       7233.10                           24249.90
                                                                           7616.45                           25991.00
6/05                                                                       7642.35                           25780.50


Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               99.1
Corporate Bonds (3)                              0.4
Short-Term Notes and Repurchase
  Agreements Less Net Liabilities                0.5
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                      % of Net Assets
 1.  Yahoo!, Inc.                                 3.2
     Abercrombie & Fitch
 2.  Co. -- Class A                               2.9
 3.  Roche Holding AG                             2.8
 4.  Celgene Corp.                                2.8
 5.  Whole Foods Market, Inc.                     2.6
 6.  Four Seasons Hotels, Inc.                    2.3
 7.  UnitedHealth Group, Inc.                     2.3
 8.  Cisco Systems, Inc.                          2.1
 9.  Research In Motion Ltd.                      2.1
10.  Alcon, Inc.                                  2.0

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors (Combined):

                                                                     % of Net Assets
      Health Care                                                               29.1
      Information Technology                                                    27.8
      Consumer Discretionary                                                    15.8
      Industrials                                                                6.7
      Consumer Staples                                                           6.2
      Energy                                                                     5.2
      Financials                                                                 4.5
      Utilities                                                                  2.3
      Materials                                                                  1.1
      Telecommunication Services                                                 0.8
                                                                     ---------------
                                                                                99.5
                                                                     ===============

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                    FAIR
COMMON STOCKS - 99.1%                  SHARES       VALUE
------------------------------------------------------------
CONSUMER DISCRETIONARY - 15.8%
AUTOMOBILES - 1.6%
Harley-Davidson, Inc. ...............   2,190    $   108,624
Thor Industries, Inc. ...............   4,365        137,192
                                                 -----------
                                                     245,816
                                                 -----------
HOTELS, RESTAURANTS & LEISURE - 4.0%
Four Seasons Hotels, Inc. ...........   5,350        353,635
Harrah's Entertainment, Inc. ........   1,025         73,872
Starwood Hotels & Resorts Worldwide,
  Inc. ..............................   3,055        178,931
                                                 -----------
                                                     606,438
                                                 -----------
HOUSEHOLD DURABLES - 2.5%
Harman International Industries,
  Inc. ..............................   1,910        155,397
Lennar Corp. ........................   3,600        228,420
                                                 -----------
                                                     383,817
                                                 -----------
INTERNET & CATALOG RETAIL - 0.7%
IAC/InterActiveCorp (a)..............   4,295        103,295
                                                 -----------
MEDIA - 0.4%
Viacom, Inc. - Class B...............   2,050         65,641
                                                 -----------
MULTILINE RETAIL - 0.6%
Kohl's Corp. (a).....................   1,760         98,402
                                                 -----------
SPECIALTY RETAIL - 6.0%
Abercrombie & Fitch Co. - Class A....   6,435        442,084
Esprit Holdings Ltd. (b).............  23,000        165,860
Tiffany & Co. .......................   4,855        159,050
Urban Outfitters, Inc. (a)...........   2,500        141,725
                                                 -----------
                                                     908,719
                                                 -----------
TOTAL CONSUMER DISCRETIONARY.........              2,412,128
                                                 -----------
CONSUMER STAPLES - 6.2%
FOOD & STAPLES RETAILING - 4.4%
Walgreen Co. ........................   3,980        183,040
Wal-Mart Stores, Inc. ...............   1,750         84,350
Whole Foods Market, Inc. ............   3,345        395,714
                                                 -----------
                                                     663,104
                                                 -----------
HOUSEHOLD PRODUCTS - 1.8%
Procter & Gamble Co. ................   3,075        162,206
Reckitt Benckiser PLC (b)............   3,893        114,353
                                                 -----------
                                                     276,559
                                                 -----------
TOTAL CONSUMER STAPLES...............                939,663
                                                 -----------
ENERGY - 5.2%
ENERGY EQUIPMENT & SERVICES - 1.4%
Transocean, Inc. (a).................   3,865        208,594
                                                 -----------
OIL & GAS - 3.8%
BP PLC - ADR.........................   2,990        186,516
EOG Resources, Inc. .................   3,215        182,612
Exxon Mobil Corp. ...................   3,700        212,639
                                                 -----------
                                                     581,767
                                                 -----------
TOTAL ENERGY.........................                790,361
                                                 -----------

                                                    FAIR
COMMON STOCKS - 99.1%                  SHARES       VALUE
------------------------------------------------------------
FINANCIALS - 4.1%
CAPITAL MARKETS - 0.7%
E*Trade Financial Corp. (a)..........   7,675    $   107,373
                                                 -----------
COMMERCIAL BANKS - 0.9%
UCBH Holdings, Inc. .................   8,540        138,690
                                                 -----------
CONSUMER FINANCE - 0.9%
SLM Corp. ...........................   2,530        128,524
                                                 -----------
INSURANCE - 1.6%
American International Group,
  Inc. ..............................   1,275         74,077
MBIA, Inc. ..........................   2,935        174,075
                                                 -----------
                                                     248,152
                                                 -----------
TOTAL FINANCIALS.....................                622,739
                                                 -----------
HEALTH CARE - 29.1%
BIOTECHNOLOGY - 9.2%
Celgene Corp. (a)....................  10,375        422,989
Genentech, Inc. (a)..................   3,605        289,409
Invitrogen Corp. (a).................   3,105        258,615
Neurocrine Biosciences, Inc. (a).....   5,430        228,386
OSI Pharmaceuticals, Inc. (a)........   2,300         94,001
United Therapeutics Corp. (a)........   2,305        111,101
                                                 -----------
                                                   1,404,501
                                                 -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 4.9%
Alcon, Inc. .........................   2,825        308,914
Intuitive Surgical, Inc. (a).........   3,610        168,370
Varian Medical Systems, Inc. (a).....   7,290        272,136
                                                 -----------
                                                     749,420
                                                 -----------
HEALTH CARE PROVIDERS &
  SERVICES - 8.3%
Cardinal Health, Inc. ...............   2,250        129,555
Caremark Rx, Inc. (a)................   3,725        165,837
Cerner Corp. (a).....................   1,925        130,842
Coventry Health Care, Inc. (a).......   3,205        226,754
LCA-Vision, Inc. ....................   1,770         85,774
Patterson Cos., Inc. (a).............   4,055        182,799
UnitedHealth Group, Inc. ............   6,725        350,642
                                                 -----------
                                                   1,272,203
                                                 -----------
PHARMACEUTICALS - 6.7%
Novartis AG (b)......................   2,577        122,333
Pfizer, Inc. ........................   2,840         78,327
Roche Holding AG (b).................   3,365        424,536
Sanofi-Aventis (b)...................   1,743        142,764
Teva Pharmaceutical Industries,
  Ltd. - ADR.........................   7,980        248,498
                                                 -----------
                                                   1,016,458
                                                 -----------
TOTAL HEALTH CARE....................              4,442,582
                                                 -----------
INDUSTRIALS - 6.7%
AIR FREIGHT & LOGISTICS - 3.7%
C.H. Robinson Worldwide, Inc. .......   2,695        156,849
FedEx Corp. .........................   2,920        236,549
United Parcel Service, Inc. .........   2,525        174,629
                                                 -----------
                                                     568,027
                                                 -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                    FAIR
COMMON STOCKS - 99.1%                  SHARES       VALUE
------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 1.4%
CoStar Group, Inc. (a)...............     670    $    29,212
Stericycle, Inc. (a).................   3,680        185,178
                                                 -----------
                                                     214,390
                                                 -----------
INDUSTRIAL CONGLOMERATES - 1.6%
General Electric Co. ................   7,125        246,881
                                                 -----------
TOTAL INDUSTRIALS....................              1,029,298
                                                 -----------
INFORMATION TECHNOLOGY - 27.8%
COMMUNICATIONS EQUIPMENT - 7.0%
Cisco Systems, Inc. (a)..............  16,835        321,717
Corning, Inc. (a)....................   9,420        156,560
Juniper Networks, Inc. (a)...........   6,060        152,591
Motorola, Inc. ......................   6,800        124,168
Research In Motion Ltd. (a)..........   4,280        315,650
                                                 -----------
                                                   1,070,686
                                                 -----------
COMPUTERS & PERIPHERALS - 3.5%
Dell, Inc. (a).......................   5,985        236,468
EMC Corp. (a)........................  12,685        173,911
Hewlett-Packard Co. .................   5,255        123,545
                                                 -----------
                                                     533,924
                                                 -----------
INTERNET SOFTWARE & SERVICES - 3.2%
Yahoo!, Inc. (a).....................  14,065        487,352
                                                 -----------
IT SERVICES - 1.3%
First Data Corp. ....................   2,500        100,350
Paychex, Inc. .......................   3,070         99,898
                                                 -----------
                                                     200,248
                                                 -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 4.9%
Advanced Micro Devices, Inc. (a).....   6,700        116,178
ATI Technologies, Inc. (a)...........   3,180         37,683
Broadcom Corp. (a)...................   3,975        141,152
KLA-Tencor Corp. ....................   3,070        134,159
Maxim Integrated Products, Inc. .....   5,455        208,435
Texas Instruments, Inc. .............   3,680        103,298
                                                 -----------
                                                     740,905
                                                 -----------
SOFTWARE - 7.9%
Adobe Systems, Inc. .................   8,065        230,820
Amdocs Ltd. (a)......................  10,050        265,622
Citrix Systems, Inc. (a).............   3,545         76,785
Electronic Arts, Inc. (a)............   3,615        204,645
NAVTEQ Corp. (a).....................   6,065        225,497
Oracle Corp. (a).....................  11,685        154,242
SAP AG - ADR.........................   1,265         54,774
                                                 -----------
                                                   1,212,385
                                                 -----------
TOTAL INFORMATION TECHNOLOGY.........              4,245,500
                                                 -----------
MATERIALS - 1.1%
CHEMICALS - 0.1%
Syngenta AG - ADR (a)................     780         15,904
                                                 -----------

                                                    FAIR
COMMON STOCKS - 99.1%                  SHARES       VALUE
------------------------------------------------------------
CONTAINERS & PACKAGING - 1.0%
Ball Corp. ..........................   4,080    $   146,717
                                                 -----------
TOTAL MATERIALS......................                162,621
                                                 -----------
TELECOMMUNICATION SERVICES - 0.8%
WIRELESS TELECOMMUNICATION
  SERVICES - 0.8%
China Mobile Hong Kong Ltd. (b)......  30,000        111,171
China Mobile Hong Kong Ltd. - ADR....     505          9,388
                                                 -----------
TOTAL TELECOMMUNICATION SERVICES.....                120,559
                                                 -----------
UTILITIES - 2.3%
MULTI-UTILITIES & UNREGULATED
  POWER - 2.3%
The AES Corp. (a)....................   8,900        145,782
Reliant Energy, Inc. (a).............  16,080        199,071
                                                 -----------
TOTAL UTILITIES......................                344,853
                                                 -----------
TOTAL COMMON STOCKS
  (COST $12,706,796).................            $15,110,304
                                                 -----------

                                        FACE        FAIR
CORPORATE BONDS - 0.4%                 AMOUNT       VALUE
------------------------------------------------------------
FINANCIALS - 0.4%
CONSUMER FINANCE - 0.4%
General Motors Acceptance Corp.
  4.375% 12/10/07....................  $15,000   $    14,062
  5.125% 05/09/08....................  25,000         23,513
  5.850% 01/14/09....................  20,000         18,763
                                                 -----------
TOTAL FINANCIALS.....................                 56,338
                                                 -----------
TOTAL CORPORATE BONDS
  (COST $55,429).....................            $    56,338
                                                 -----------

                                         FACE        FAIR
SHORT-TERM NOTES - 0.7%                 AMOUNT       VALUE
-------------------------------------------------------------
Prudential Funding Corp. 3.250%
  07/01/05...........................  $100,000   $   100,000
                                                  -----------
TOTAL SHORT-TERM NOTES
  (COST $100,000)....................             $   100,000
                                                  -----------

                                        FACE        FAIR
REPURCHASE AGREEMENTS - 0.5%           AMOUNT       VALUE
------------------------------------------------------------
US Bank 2.100% 07/01/05..............  $79,000   $    79,000
                                                 -----------
 Repurchase price $79,005
 Collateralized by:
  Freddie Mac Gold Mortgage Back Pool
  #C01528 5.000% 04/01/33
  Fair Value: $32,454
  Freddie Mac Gold Mortgage Back Pool
  #E99430 4.500% 09/01/18
  Fair Value: $48,125
TOTAL REPURCHASE AGREEMENTS
  (COST $79,000).....................            $    79,000
                                                 -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

TOTAL INVESTMENTS - 100.7%
  (COST $12,941,225) (C).............            $15,345,642
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.7)%....................               (101,818)
                                                 -----------
TOTAL NET ASSETS - 100.0%............            $15,243,824
                                                 ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
    ADR: American Depository Receipts
Footnotes:
    (a)  Non-Income Producing
    (b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $1,081,017 or 7.1% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
         Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
    (c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $12,941,225).....................  $  15,345,642
  Cash.....................................            514
  Receivable for securities sold...........        212,778
  Receivable for fund shares sold..........            920
  Dividends and accrued interest
    receivable.............................          8,379
  Prepaid expenses and other assets........              9
                                             -------------
    Total assets...........................     15,568,242
                                             -------------
Liabilities:
  Payable for securities purchased.........        264,187
  Payable for fund shares redeemed.........         38,462
  Payable for investment management
    services...............................         10,222
  Accrued custody expense..................            250
  Accrued professional fees................          4,729
  Accrued accounting fees..................          1,577
  Accrued printing and proxy fees..........          1,270
  Other accrued expenses...................          3,721
                                             -------------
    Total liabilities......................        324,418
                                             -------------
Net assets.................................  $  15,243,824
                                             =============
Net assets consist of:
  Par value, $1 per share..................  $   2,550,229
  Paid-in capital in excess of par value...     26,768,113
  Accumulated net realized losses on
    investments............................    (16,461,520)
  Net unrealized appreciation on
    investments............................      2,404,417
  Accumulated net investment loss..........        (17,415)
                                             -------------
Net assets.................................  $  15,243,824
                                             =============
Shares outstanding.........................      2,550,229
                                             =============
Authorized Fund shares allocated to
  Portfolio................................     10,000,000
                                             =============

Net asset value per share..................  $        5.98
                                             =============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest....................................  $   6,362
  Dividends (net of withholding tax of
    $2,422)...................................     49,818
                                                ---------
    Total investment income...................     56,180
                                                ---------
Expenses:
  Management fees.............................     60,598
  Custodian fees..............................      3,700
  Directors' fees.............................        443
  Professional fees...........................      4,891
  Accounting fees.............................      6,704
  Printing and proxy fees.....................      1,003
  Other.......................................        241
                                                ---------
    Total expenses............................     77,580
                                                ---------
    Net investment loss.......................    (21,400)
                                                ---------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments...............................    949,521
  Change in unrealized
    appreciation/depreciation
    on investments............................   (895,782)
                                                ---------
    Net realized/unrealized gains (losses) on
      investments.............................     53,739
                                                ---------
    Change in net assets from operations......  $  32,339
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment income (loss)..............................    $   (21,400)       $     4,979
  Realized gains (losses) on investments....................        949,521            834,288
  Change in unrealized appreciation/depreciation on
    investments.............................................       (895,782)           448,263
                                                                -----------        -----------
    Change in net assets from operations....................         32,339          1,287,530
                                                                -----------        -----------
Capital transactions:
  Received from shares sold.................................        965,928          1,975,897
  Paid for shares redeemed..................................     (1,866,446)        (3,247,596)
                                                                -----------        -----------
    Change in net assets from capital transactions..........       (900,518)        (1,271,699)
                                                                -----------        -----------
      Change in net assets..................................       (868,179)            15,831
Net Assets:
  Beginning of period.......................................     16,112,003         16,096,172
                                                                -----------        -----------
  End of period.............................................    $15,243,824        $16,112,003
                                                                ===========        ===========
  Undistributed net investment income (accumulated net
    investment loss)........................................    $   (17,415)       $     3,985
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED             YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2005       -----------------------------------------
                                                                (UNAUDITED)        2004       2003        2002        2001
                                                              ----------------     -----     -------     -------     -------
Per share operating performance:
Net asset value, beginning of period........................       $ 5.96          $5.47     $  4.16     $  5.77     $  8.57
Investment activities:
  Net investment income (loss)..............................        (0.01)            --       (0.01)      (0.01)       0.01
  Net realized and unrealized gains (losses) on
    investments.............................................         0.03           0.49        1.32       (1.60)      (2.74)
                                                                   ------          -----     -------     -------     -------
      Total from investment activities......................         0.02           0.49        1.31       (1.61)      (2.73)
                                                                   ------          -----     -------     -------     -------
Distributions:
  Distributions from net investment income..................           --             --          --          --       (0.03)
  Return of capital distributions...........................           --             --          --          --       (0.04)
                                                                   ------          -----     -------     -------     -------
      Total distributions...................................           --             --          --          --       (0.07)
                                                                   ------          -----     -------     -------     -------
Net asset value, end of period..............................       $ 5.98          $5.96     $  5.47     $  4.16     $  5.77
                                                                   ======          =====     =======     =======     =======
Total return................................................         0.34%(b)       8.96%      31.49%     (27.90)%    (31.82)%
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $ 15.2          $16.1     $  16.1     $  12.4     $  17.1
  Ratios to average net assets:
    Expenses................................................         1.02%(a)       0.95%       1.04%       1.06%       1.04%
    Net investment income (loss)............................        (0.28)%(a)      0.03%     (0.12)%     (0.23)%       0.17%
  Portfolio turnover rate...................................           63%            87%         94%        108%        111%

--------------------------------------------------------------------------------

(a) Annualized.
(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 OBJECTIVE

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   12.28%
Five year                                 -13.76%
Since inception (1/3/97)                    2.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Small Cap Growth Portfolio returned 0.61% versus (3.58%) for the current benchmark, the Russell 2000 Growth Index.

During the quarter, we saw a positive contribution from overweights to oil, gas and consumable fuels, as well as to specialty retail. Stock selection in the semiconductor space was also a positive contributor to performance. On the other hand, an overweight to capital markets and an underweight to commercial banks were among the largest detractors from performance.(1)

While our energy overweight is less significant than it was at the beginning of the quarter, specialty retail is an area in which we continue to find opportunity as small retailers appear to be better positioned to take advantage of fashion trends than their larger competitors.(1)

At quarter end, our strategy remained well diversified with small overweights to the consumer and industrial sectors, and modest underweights to materials and information technology stocks. In our view, it is hard to justify profit growth in the materials sector, as raw material prices continue to climb, but global competition limits companies' ability to raise prices. The technology sector continues to be fickle and corporate spending has not yet sufficiently materialized to drive revenues convincingly.(1)

While many of the fundamental and valuation factors that have propelled small caps upward over the last several years are not as compelling as they once were, we believe there still is a solid case to be made for small caps going forward. In the past, small cap outperformance cycles have tended to rally well beyond their average historical valuations before losing steam. Since we have not seen small cap valuations extended to date in this cycle we believe that small cap prospects remain relatively attractive going forward.(1)

Within the small cap space we anticipate that growth will lead the way for the next few years. Over the five years ended June 30, small value has outperformed small growth by an average of more than 2,000 basis points per annum and has taken the winner's circle in four out of the last five years. This run has been fueled by large investment flows into value-oriented strategies after the bubble burst in early 2000. As we experienced in the following years, investment styles have a marked tendency to revert to the mean over time. Relative to history, value looks overly extended. While a catalyst is needed to turn the cycle in favor of growth again, we believe that this moment may be close, as growth has historically tended to outperform value when the Fed is close to ending a tightening cycle. In addition, higher-quality stocks typically outperform lower-quality names when credit spreads widen, and we expect this to be the case going forward.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                 SMALL CAP GROWTH PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                    RUSSELL 2000 GROWTH INDEX
                                                              --------------------------------      -------------------------
1/3/97                                                                   10000.00                            10000.00
6/97                                                                     10080.00                            10523.00
                                                                          9691.92                            11295.40
6/98                                                                     11069.10                            11912.10
                                                                         10546.70                            11435.60
6/99                                                                     12823.70                            12901.70
                                                                         21615.60                            16364.50
6/00                                                                     26319.20                            16565.80
                                                                         17968.10                            12694.30
6/01                                                                     13174.20                            12713.40
                                                                         10870.00                            11534.90
6/02                                                                      8955.84                             9533.56
                                                                          7704.71                             8043.47
6/03                                                                      8925.13                             9598.27
                                                                         11198.40                            11947.00
6/04                                                                     11182.70                            12624.40
                                                                         12479.90                            13654.50
6/05                                                                     12556.00                            13165.70

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               98.6
Repurchase Agreements
  Less Net Liabilities                           1.4
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                     % of Net Assets
 1.  Quicksilver Resources, Inc.                 3.5
 2.  Pediatrix Medical Group,
     Inc.                                        2.6
 3.  CACI International,
     Inc. - Class A                              2.2
 4.  VCA Antech, Inc.                            2.1
 5.  Cognizant Technology
     Solutions Corp.                             2.1
 6.  Inamed Corp.                                2.0
 7.  Electronics Boutique Holdings
     Corp.                                       2.0
 8.  ESCO Technologies, Inc.                     1.8
 9.  UCBH Holdings, Inc.                         1.8
10.  Chico's FAS, Inc.                           1.8

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Information Technology                                                    23.0
      Health Care                                                               21.0
      Consumer Discretionary                                                    19.3
      Industrials                                                               15.8
      Financials                                                                 8.6
      Energy                                                                     6.5
      Consumer Staples                                                           3.1
      Materials                                                                  0.7
      Telecommunication Services                                                 0.6
                                                                     ---------------
                                                                                98.6
                                                                     ===============

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                    FAIR
COMMON STOCKS - 98.6%                  SHARES       VALUE
------------------------------------------------------------
CONSUMER DISCRETIONARY - 19.3%
AUTO COMPONENTS - 0.9%
American Axle & Manufacturing
  Holdings, Inc. ....................   5,800    $   146,566
                                                 -----------
DISTRIBUTORS - 0.5%
Prestige Brands Hldgs, Inc. (a)......   4,700         91,650
                                                 -----------
HOTELS, RESTAURANTS & LEISURE - 3.5%
California Pizza Kitchen, Inc. (a)...   7,600        207,252
CKE Restaurants, Inc. ...............  15,400        214,368
Orient-Express Hotels Ltd. ..........   2,300         72,841
Panera Bread Co. (a).................   1,800        111,753
                                                 -----------
                                                     606,214
                                                 -----------
HOUSEHOLD DURABLES - 2.8%
Hovnanian Enterprises, Inc. (a)......   4,100        267,320
Technical Olympic USA, Inc. .........   8,900        216,092
                                                 -----------
                                                     483,412
                                                 -----------
LEISURE EQUIPMENT & PRODUCTS - 1.3%
Nautilus Group, Inc. ................   7,800        222,300
                                                 -----------
SPECIALTY RETAIL - 8.6%
Aeropostale, Inc. (a)................   8,350        280,560
Chico's FAS, Inc. (a)................   8,900        305,092
DSW, Inc. (a)........................   2,300         57,385
Electronics Boutique Holdings Corp.
  (a)................................   5,400        342,846
Guitar Center, Inc. (a)..............   4,700        274,339
PETCO Animal Supplies, Inc. (a)......   7,300        214,036
                                                 -----------
                                                   1,474,258
                                                 -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 1.7%
Phillips-Van Heusen..................   8,800        287,672
Volcom, Inc. (a).....................     100          2,677
                                                 -----------
                                                     290,349
                                                 -----------
TOTAL CONSUMER DISCRETIONARY.........              3,314,749
                                                 -----------
CONSUMER STAPLES  3.1%
BEVERAGES - 0.8%
Cott Corp. (a).......................   6,700        146,261
                                                 -----------
FOOD & STAPLES RETAILING - 0.8%
Performance Food Group Co. (a).......   4,300        129,903
                                                 -----------
HOUSEHOLD PRODUCTS - 1.5%
Central Garden and Pet Co. (a).......   5,200        255,424
                                                 -----------
TOTAL CONSUMER STAPLES...............                531,588
                                                 -----------
ENERGY - 6.5%
ENERGY EQUIPMENT & SERVICES - 3.0%
Patterson-UTI Energy, Inc. ..........   8,100        225,423
TETRA Technologies, Inc. (a).........   8,800        280,280
                                                 -----------
                                                     505,703
                                                 -----------
OIL & GAS - 3.5%
Quicksilver Resources, Inc. (a)......   9,400        600,942
                                                 -----------
TOTAL ENERGY.........................              1,106,645
                                                 -----------

                                                    FAIR
COMMON STOCKS - 98.6%                  SHARES       VALUE
------------------------------------------------------------
FINANCIALS - 8.6%
CAPITAL MARKETS - 1.6%
Investors Financial Services
  Corp. .............................   7,500    $   283,650
                                                 -----------
COMMERCIAL BANKS - 1.8%
UCBH Holdings, Inc. .................  19,000        308,560
                                                 -----------
REAL ESTATE - 3.9%
American Financial Realty Trust......   2,300         35,374
BioMed Realty Trust, Inc. ...........   5,000        119,250
The Mills Corp. .....................   4,000        243,160
Ventas, Inc. ........................   9,100        274,820
                                                 -----------
                                                     672,604
                                                 -----------
THRIFTS & MORTGAGE FINANCE - 1.3%
BankUnited Financial Corp. ..........   4,900        132,496
Harbor Florida Bancshares, Inc. .....   2,300         86,112
                                                 -----------
                                                     218,608
                                                 -----------
TOTAL FINANCIALS.....................              1,483,422
                                                 -----------
HEALTH CARE - 21.0%
BIOTECHNOLOGY - 3.8%
Affymetrix, Inc. (a).................   2,400        129,432
Amylin Pharmaceuticals, Inc. (a).....   3,200         66,976
Charles River Laboratories
  International, Inc. (a)............   1,964         94,763
Incyte Corp. (a).....................  11,000         78,650
Isis Pharmaceuticals, Inc. (a).......   8,800         34,408
Neurocrine Biosciences, Inc. (a).....   2,600        109,356
NPS Pharmaceuticals, Inc. (a)........   4,300         48,805
Telik, Inc. (a)......................   5,400         87,804
                                                 -----------
                                                     650,194
                                                 -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 6.6%
Advanced Neuromodulation Systems,
  Inc. (a)...........................   4,350        172,608
ArthroCare Corp. (a).................   5,800        202,652
Aspect Medical Systems, Inc. (a).....   5,100        151,674
Immucor, Inc. (a)....................   5,600        162,120
Inamed Corp. (a).....................   5,250        351,592
Resmed, Inc. (a).....................   1,500         98,985
                                                 -----------
                                                   1,139,631
                                                 -----------
HEALTH CARE PROVIDERS &
  SERVICES - 8.0%
Pediatrix Medical Group, Inc. (a)....   6,100        448,594
Psychiatric Solutions, Inc. (a)......   5,900        287,389
United Surgical Partners
  International, Inc. (a)............   5,200        270,816
VCA Antech, Inc. (a).................  15,000        363,750
                                                 -----------
                                                   1,370,549
                                                 -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                    FAIR
COMMON STOCKS - 98.6%                  SHARES       VALUE
------------------------------------------------------------
PHARMACEUTICALS - 2.6%
First Horizon Pharmaceutical Corp.
  (a)................................   9,800    $   186,592
Medicines Co. (a)....................   4,300        100,577
Penwest Pharmaceuticals Co. (a)......   6,800         80,376
Taro Pharmaceuticals Industries
  (a)................................   3,100         90,117
                                                 -----------
                                                     457,662
                                                 -----------
TOTAL HEALTH CARE....................              3,618,036
                                                 -----------
INDUSTRIALS - 15.8%
AEROSPACE & DEFENSE - 1.5%
Engineered Support Systems, Inc. ....   7,050        252,602
                                                 -----------
AIR FREIGHT & LOGISTICS - 3.2%
EGL, Inc. (a)........................   7,900        160,528
HUB Group, Inc. Class A (a)..........   8,000        200,400
Uti Worldwide, Inc. .................   2,700        187,974
                                                 -----------
                                                     548,902
                                                 -----------
AIRLINES - 0.3%
Pinnacle Airlines Corp. (a)..........   6,400         54,976
                                                 -----------
COMMERCIAL SERVICES & SUPPLIES - 3.7%
CRA International Inc. (a)...........   5,000        269,250
Korn/Ferry International (a).........   4,200         74,550
Labor Ready, Inc. (a)................  12,600        293,706
                                                 -----------
                                                     637,506
                                                 -----------
CONSTRUCTION & ENGINEERING - 1.5%
Dycom Industries, Inc. (a)...........   8,700        172,347
EMCOR Group, Inc. (a)................   1,900         92,910
                                                 -----------
                                                     265,257
                                                 -----------
ELECTRICAL EQUIPMENT - 1.1%
The Genlyte Group, Inc. (a)..........   3,800        185,212
                                                 -----------
MACHINERY - 2.5%
ESCO Technologies, Inc. (a)..........   3,100        312,480
Middleby Corp. (a)...................   2,400        126,864
                                                 -----------
                                                     439,344
                                                 -----------
ROAD & RAIL - 1.5%
Landstar System, Inc. (a)............   8,400        253,008
                                                 -----------
TRADING COMPANIES &
  DISTRIBUTORS - 0.5%
Beacon Roofing Supply, Inc. (a)......   3,200         84,160
                                                 -----------
TOTAL INDUSTRIALS....................              2,720,967
                                                 -----------
INFORMATION TECHNOLOGY - 23.0%
COMMUNICATIONS EQUIPMENT - 1.1%
Avocent Corp. (a)....................   2,500         65,350
C-COR, Inc. (a)......................   5,500         37,675
Foundry Networks, Inc. (a)...........   9,100         78,533
                                                 -----------
                                                     181,558
                                                 -----------
COMPUTERS & PERIPHERALS - 0.3%
Dot Hill Systems Corp. (a)...........  11,400         59,736
                                                 -----------

                                                    FAIR
COMMON STOCKS - 98.6%                  SHARES       VALUE
------------------------------------------------------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 4.2%
Benchmark Electronics, Inc. (a)......   9,050    $   275,301
Cognex Corp. ........................   7,700        201,663
Dolby Laboratories, Inc. (a).........   1,500         33,090
RadiSys Corporation (a)..............   6,700        108,205
TTM Technologies, Inc. (a)...........  12,700         96,647
                                                 -----------
                                                     714,906
                                                 -----------
IT SERVICES - 4.3%
CACI International, Inc. - Class A
  (a)................................   6,100        385,276
Cognizant Technology Solutions Corp.
  (a)................................   7,700        362,901
                                                 -----------
                                                     748,177
                                                 -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 6.6%
August Technology Corp. (a)..........   5,800         67,570
Cree, Inc. (a).......................   2,500         63,675
Exar Corp. (a).......................   7,900        117,631
Microsemi Corp. (a)..................  14,900        280,120
Photronics, Inc. (a).................   7,200        168,048
Power Integrations, Inc. (a).........   6,100        131,577
Rudolph Technologies, Inc. (a).......   4,900         70,217
Silicon Image, Inc. (a)..............  16,600        170,316
Standard Microsystems Corp. (a)......   3,200         74,816
                                                 -----------
                                                   1,143,970
                                                 -----------
SOFTWARE - 6.5%
FactSet Research Systems, Inc. ......   4,200        150,528
Fair Isaac Corp. ....................   3,950        144,175
Progress Software Corp. (a)..........   8,000        241,200
RSA Security, Inc. (a)...............   9,300        106,764
Secure Computing Corp. (a)...........  11,000        119,680
THQ, Inc. (a)........................   5,400        158,058
Verint Systems, Inc. (a).............   6,000        192,960
                                                 -----------
                                                   1,113,365
                                                 -----------
TOTAL INFORMATION TECHNOLOGY.........              3,961,712
                                                 -----------
MATERIALS - 0.7%
METALS & MINING - 0.7%
Steel Dynamics, Inc. ................   4,700        123,375
                                                 -----------
TOTAL MATERIALS......................                123,375
                                                 -----------
TELECOMMUNICATION SERVICES - 0.6%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 0.6%
Neustar, Inc. (a)....................   3,900         99,840
                                                 -----------
TOTAL TELECOMMUNICATION SERVICES.....                 99,840
                                                 -----------
TOTAL COMMON STOCKS
  (COST $12,825,027).................            $16,960,334
                                                 -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                         FACE        FAIR
REPURCHASE AGREEMENTS - 2.2%            AMOUNT       VALUE
-------------------------------------------------------------
US Bank 2.100% 07/01/05..............  $374,000   $   374,000
                                                  -----------
 Repurchase price $374,022
 Collateralized by:
  Freddie Mac Gold Mortgage Back Pool
  #C01528 5.000% 04/01/33
  Fair Value: $153,641
  Freddie Mac Gold Mortgage Back Pool
  #E99430 4.500% 09/01/18
  Fair Value: $227,834
TOTAL REPURCHASE AGREEMENTS
  (COST $374,000)....................             $   374,000
                                                  -----------
TOTAL INVESTMENTS - 100.8%
  (COST $13,199,027) (B).............             $17,334,334
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.8)%....................                (130,975)
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $17,203,359
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes
(a)  Non-Income Producing
(b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $13,199,027)......................  $ 17,334,334
  Cash......................................           965
  Receivable for securities sold............       238,767
  Receivable for fund shares sold...........           636
  Dividends and accrued interest
    receivable..............................         3,064
  Prepaid expenses and other assets.........            10
                                              ------------
    Total assets............................    17,577,776
                                              ------------
Liabilities:
  Payable for securities purchased..........       323,231
  Payable for fund shares redeemed..........        26,199
  Payable for investment management
    services................................        13,331
  Accrued custody expense...................           274
  Accrued professional fees.................         4,740
  Accrued accounting fees...................         1,807
  Accrued printing and proxy fees...........         1,407
  Other accrued expenses....................         3,428
                                              ------------
    Total liabilities.......................       374,417
                                              ------------
Net assets..................................  $ 17,203,359
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  2,090,091
  Paid-in capital in excess of par value....    31,711,948
  Accumulated net realized losses on
    investments.............................   (20,675,369)
  Net unrealized appreciation on
    investments.............................     4,135,307
  Accumulated net investment loss...........       (58,618)
                                              ------------
Net assets..................................  $ 17,203,359
                                              ============
Shares outstanding..........................     2,090,091
                                              ============
Authorized Fund shares allocated to
  Portfolio.................................    10,000,000
                                              ============

Net asset value per share...................  $       8.23
                                              ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest...................................  $     3,590
  Dividends..................................       26,297
                                               -----------
    Total investment income..................       29,887
                                               -----------
Expenses:
  Management fees............................       79,375
  Custodian fees.............................        1,718
  Directors' fees............................          491
  Professional fees..........................        4,926
  Accounting fees............................        6,977
  Printing and proxy fees....................        1,087
  Other......................................          301
                                               -----------
    Total expenses...........................       94,875
                                               -----------
    Net investment loss......................      (64,988)
                                               -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................    1,142,751
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (1,008,390)
                                               -----------
    Net realized/unrealized gains (losses) on
      investments............................      134,361
                                               -----------
    Change in net assets from operations.....  $    69,373
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED     YEAR ENDED
                                                                 JUNE 30, 2005      DECEMBER 31,
                                                                  (UNAUDITED)           2004
                                                                ----------------    ------------
From investment activities:
Operations:
  Net investment loss.......................................      $   (64,988)      $  (118,876)
  Realized gains (losses) on investments....................        1,142,751         1,052,865
  Change in unrealized appreciation/depreciation on
    investments.............................................       (1,008,390)          886,571
                                                                  -----------       -----------
    Change in net assets from operations....................           69,373         1,820,560
                                                                  -----------       -----------
Capital transactions:
  Received from shares sold.................................          885,850         2,363,940
  Paid for shares redeemed..................................       (1,903,664)       (4,171,337)
                                                                  -----------       -----------
    Change in net assets from capital transactions..........       (1,017,814)       (1,807,397)
                                                                  -----------       -----------
      Change in net assets..................................         (948,441)           13,163
Net Assets:
  Beginning of period.......................................       18,151,800        18,138,637
                                                                  -----------       -----------
  End of period.............................................      $17,203,359       $18,151,800
                                                                  ===========       ===========
  Undistributed net investment income (accumulated net
    investment loss)........................................      $   (58,618)      $     6,370
                                                                  ===========       ===========

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED               YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2005        ------------------------------------------
                                                               (UNAUDITED)          2004       2003        2002        2001
                                                             ----------------      ------     -------     -------     -------
Per share operating performance:
Net asset value, beginning of period.......................     $     8.18         $ 7.34     $  5.05     $  7.12     $ 11.90
Investment activities:
  Net investment loss......................................          (0.03)         (0.05)      (0.04)      (0.05)      (0.08)
  Net realized and unrealized gains (losses) on
    investments............................................           0.08           0.89        2.33       (2.02)      (4.63)
                                                                ----------         ------     -------     -------     -------
      Total from investment activities.....................           0.05           0.84        2.29       (2.07)      (4.71)
                                                                ----------         ------     -------     -------     -------
Distributions:
  Distributions of net realized capital gains..............             --             --          --          --       (0.04)
  Return of capital distributions..........................             --             --          --          --       (0.03)
                                                                ----------         ------     -------     -------     -------
      Total distributions..................................             --             --          --          --       (0.07)
                                                                ----------         ------     -------     -------     -------
Net asset value, end of period.............................     $     8.23         $ 8.18     $  7.34     $  5.05     $  7.12
                                                                ==========         ======     =======     =======     =======
Total return...............................................           0.61%(b)      11.44%      45.35%     (29.07)%    (39.50)%
Ratios and supplemental data:
  Net assets at end of period (millions)...................     $     17.2         $ 18.2     $  18.1     $  12.5     $  18.9
  Ratios to average net assets:
    Expenses...............................................           1.13%(a)       1.11%       1.19%       1.21%       1.18%
    Net investment loss....................................          (0.77)%(a)     (0.69)%     (0.72)%     (0.80)%     (0.88)%
  Portfolio turnover rate..................................             20%            38%         40%        285%        208%

--------------------------------------------------------------------------------

(a) Annualized.
(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 OBJECTIVE

The Mid Cap Opportunity Portfolio seeks long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     7.50%
Five year                                   -0.48%
Since inception (1/3/97)                    10.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Mid Cap Opportunity Portfolio returned (0.38%) versus 1.70% for the current benchmark, the Russell MidCap Growth Index.

For the last two years the portfolio has been positioned to benefit from sustained economic growth. The economy is nearing its fifth year of expansion and has been very resilient, growing at a rate of 3.5% or greater during seven of the last eight quarters. Most economists forecast growth between 3.0-3.5% for the remainder of the year. However, concerns such as high oil prices, continued froth in the housing market, and record high trade deficits could change that outlook to the downside.

On the last day of the period, the Federal Reserve raised the funds rate another 25 basis points to 3.25%. Since the Federal Reserve started tightening this cycle in June of 2004, they have raised rates nine times, for a total of 225 basis points. We expect another hike in August, but believe we are getting close to a Federal Reserve Funds target rate (3.5-4.0%) that is close to, or approaching, neutrality. Historically, growth stocks have done better when investors began to see the end of a rate-hiking cycle.

Some of our best returns in the first half of the year came from a diverse range of companies in the utilities sector. This exposure is not a "sector call" but rather an outgrowth of bottom-up stock selection. Our overweighting in this sector helped as the leadership was broad-based. The biggest winners in the period include: Southwestern Energy Co., a natural gas and crude oil exploration and production company, whose development and production activities are focused in Arkansas, Louisiana and Texas and UGI Corp., a gas and propane distributor, with over 350,000 customers in Pennsylvania. Wireless voice and data service providers Nextel Partners, Inc. and Alamosa Holdings, Inc. provided good returns in the first half of the year. Both companies have revenues above 30% and strong earnings over the trailing 12-month period. We have been long-term holders of these stocks and have built a deep research and knowledge base.

Oil prices were on an emotional roller coaster in the second quarter, starting at approximately $58 per barrel in April, declining to $48, and back to $60 per barrel by the end of June. While $60 per barrel is a record in normal terms, it is nearly 30% below early 1980's prices in real terms. Efficiency improvements and fuel substitution has made the economy more than 20% less oil-intensive than it was then. Rising petroleum prices will, at some point, pose an obstacle to continued growth, but there is little to suggest that we have reached that point yet.(1)

We remain overweighted in the energy sector with approximately 9 1/2% of Portfolio assets in energy-related companies. We continue to believe that the energy services group will have the best earnings outlook for the remainder of 2005. Despite seeing record profits in recent quarters, earnings estimates continue to rise and relative valuations remain below previous cycle peaks. Holdings in National Oilwell Varco, Inc., a designer and manufacturer of land drilling rigs, was a big contributor to performance. Additionally, Arch Coal, Inc., one of the country's largest coal producers, allowed us to take advantage of accelerated global demand for coal by contributing significantly to returns.(1)

Our biggest disappointment and worst investment in 2005 has been Gemstar-TV Guide International, Inc. This media and technology company develops and licenses television guides for broadcast, satellite and cable TV. Our original thesis that the company would de-emphasize their traditional print media business (which includes TV Guide) and focus on higher growth/higher return businesses is taking much

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

longer than we had anticipated. We continue to hold the stock as we believe management will ultimately be successful in transitioning the company from "value" to "growth".(1)

Much of our relative underperformance can be contributed to the health care sector. Investments in Valeant Pharmaceuticals International negatively impacted the portfolio, due to concerns of its Phase III trial results and potential market size for a new hepatitis drug. We exited the position during the second quarter. OSI Pharmaceuticals, Inc., a company focused on the discovery, development and commercialization of drugs for treatment of cancer and diabetes, was down for the period on concerns that their flagship product Tarceva (lung-cancer) would have lackluster sales. Despite this volatility, we feel that the opportunities for Tarceva are underappreciated.(1)

Advanced Medical Optics, Inc., a leading player in ophthalmic surgical products and surgical eye care, was added to the portfolio in the second quarter. Management has accomplished numerous improvements in operating performance, along with several strategic acquisitions that should lead to superior earnings growth over the next 12-24 months. The company has earnings growth over 50% and revenues above 25% over the trailing 12-month period.(1)

Despite a modest start to 2005 we remain optimistic. The economy remains strong and corporate earnings continue to move higher, albeit at a slower pace than 2004. We expect profit growth numbers for mid-cap stocks to come in slightly stronger than large-cap companies. We continue to focus on those companies growing top line (revenues) and bottom line (earnings) at levels greater than the market.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               MID CAP OPPORTUNITY PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                   RUSSELL MIDCAP GROWTH INDEX
                                                              --------------------------------     ---------------------------
1/3/97                                                                    10000.00                           10000.00
6/97                                                                      11334.00                           11054.00
                                                                          13657.50                           12253.40
6/98                                                                      14452.30                           13707.80
                                                                          14625.80                           14442.60
6/99                                                                      17752.80                           16492.00
                                                                          23730.10                           21851.90
6/00                                                                      23891.50                           24504.70
                                                                          21762.70                           19285.20
6/01                                                                      21401.50                           16783.90
                                                                          18940.30                           15397.50
6/02                                                                      15654.20                           12351.90
                                                                          14087.20                           11142.70
6/03                                                                      16769.40                           13202.90
                                                                          20614.60                           15827.70
6/04                                                                      21694.80                           16725.10
                                                                          23410.90                           18173.50
6/05                                                                      23321.90                           18482.40

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell MidCap Growth Index represents mid-capitalization stocks that have an above average growth rate.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               99.0
Repurchase Agreements
  Less Net Liabilities                           1.0
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                     % of Net Assets
 1.  Avid Technology, Inc.                       1.6
 2.  Gemstar-TV Guide
     International, Inc.                         1.5
 3.  Southwestern Energy Co.                     1.5
 4.  D.R. Horton, Inc.                           1.4
 5.  Alamosa Holdings, Inc.                      1.3
 6.  Vulcan Materials Co.                        1.3
 7.  Advanced Medical Optics,
     Inc.                                        1.3
 8.  Scientific Games
     Corp. - Class A                             1.3
 9.  Symantec Corp.                              1.3
10.  Reliant Energy, Inc.                        1.3

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors:

                                                                     % of Net Assets
      Information Technology                                                    27.4
      Consumer Discretionary                                                    20.5
      Health Care                                                               15.2
      Energy                                                                     9.8
      Financials                                                                 7.7
      Utilities                                                                  5.3
      Industrials                                                                4.8
      Telecommunication Services                                                 4.7
      Materials                                                                  2.5
      Consumer Staples                                                           1.1
                                                                     ---------------
                                                                                99.0
                                                                     ===============

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 99.0%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 20.5%
HOTELS, RESTAURANTS &
  LEISURE - 8.1%
Applebees International, Inc. .....      35,000   $   927,150
Boyd Gaming Corp. .................      14,310       731,670
Harrah's Entertainment, Inc. ......      10,500       756,735
Hilton Hotels Corp. ...............      43,000     1,025,550
International Game Technology......      32,000       900,800
Marriott International,
  Inc. - Class A...................      10,630       725,179
Scientific Games Corp. - Class A
  (a)..............................      42,000     1,131,060
Station Casinos, Inc. .............      14,660       973,424
                                                  -----------
                                                    7,171,568
                                                  -----------
HOUSEHOLD DURABLES - 2.3%
D.R. Horton, Inc. .................      32,340     1,216,307
Fortune Brands, Inc. ..............       9,310       826,728
                                                  -----------
                                                    2,043,035
                                                  -----------
MEDIA - 2.7%
Gemstar-TV Guide International,
  Inc. (a).........................     370,000     1,328,300
XM Satellite Radio Holdings, Inc. -
  Class A (a)......................      31,360     1,055,578
                                                  -----------
                                                    2,383,878
                                                  -----------
SPECIALTY RETAIL - 4.3%
Bed Bath & Beyond, Inc. (a)........      23,000       960,940
Pacific Sunwear Of California
  (a)..............................      40,000       919,600
Tiffany & Co. .....................      27,500       900,900
Urban Outfitters, Inc. (a).........      17,000       963,730
                                                  -----------
                                                    3,745,170
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 3.1%
Coach, Inc. (a)....................      27,000       906,390
Polo Ralph Lauren Corp. ...........      22,000       948,420
Quiksilver, Inc. (a)...............      53,120       848,857
                                                  -----------
                                                    2,703,667
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                18,047,318
                                                  -----------
CONSUMER STAPLES - 1.1%
FOOD PRODUCTS - 1.1%
Tyson Foods, Inc. .................      52,200       929,160
                                                  -----------
TOTAL CONSUMER STAPLES.............                   929,160
                                                  -----------
ENERGY - 9.8%
ENERGY EQUIPMENT & SERVICES - 5.4%
Baker Hughes, Inc. ................      21,000     1,074,360
BJ Services Co. ...................      20,000     1,049,600
National Oilwell Varco, Inc. (a)...      17,890       850,491
Patterson-UTI Energy, Inc. ........      34,000       946,220
Pride International, Inc. (a)......      32,340       831,138
                                                  -----------
                                                    4,751,809
                                                  -----------
OIL & GAS - 4.4%
Arch Coal, Inc. ...................      16,000       871,520
Southwestern Energy Co. (a)........      27,240     1,279,735

                                                     FAIR
COMMON STOCKS - 99.0%                  SHARES        VALUE
-------------------------------------------------------------
OIL & GAS (CONTINUED)
Ultra Petroleum Corp. (a)..........      25,000   $   759,000
Williams Cos., Inc. ...............      50,000       950,000
                                                  -----------
                                                    3,860,255
                                                  -----------
TOTAL ENERGY.......................                 8,612,064
                                                  -----------
FINANCIALS - 7.7%
CAPITAL MARKETS - 0.8%
T. Rowe Price Group, Inc. .........      11,000       688,600
                                                  -----------
COMMERCIAL BANKS - 1.0%
Synovus Financial Corp. ...........      31,000       888,770
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 1.1%
CapitalSource, Inc. (a)............      49,000       961,870
                                                  -----------
INSURANCE - 4.0%
Aspen Insurance Holdings Ltd.......      31,000       854,360
Assurant, Inc. ....................      19,310       697,091
Endurance Specialty Holdings
  Ltd. ............................      24,300       919,026
Genworth Financial, Inc. ..........      35,230     1,065,003
                                                  -----------
                                                    3,535,480
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 0.8%
Sovereign Bancorp, Inc. ...........      31,650       707,061
                                                  -----------
TOTAL FINANCIALS...................                 6,781,781
                                                  -----------
HEALTH CARE - 15.2%
BIOTECHNOLOGY - 2.1%
Genzyme Corp. (a)..................      15,140       909,763
OSI Pharmaceuticals, Inc. (a)......      23,000       940,010
                                                  -----------
                                                    1,849,773
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 3.1%
Advanced Medical Optics, Inc.
  (a)..............................      28,900     1,148,775
Bausch & Lomb, Inc. ...............       8,000       664,000
C.R. Bard, Inc. ...................      13,810       918,503
                                                  -----------
                                                    2,731,278
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 9.2%
Andrx Corp. (a)....................      40,170       815,853
CIGNA Corp. .......................       8,500       909,755
DaVita, Inc. (a)...................      16,395       745,644
Express Scripts, Inc. (a)..........      20,580     1,028,588
Health Management Associates,
  Inc. ............................      32,000       837,760
Medco Health Solutions, Inc. (a)...      18,680       996,765
Quest Diagnostics, Inc. ...........      20,000     1,065,400
Triad Hospitals, Inc. (a)..........      15,000       819,600
WebMD Corp. (a)....................      89,900       923,273
                                                  -----------
                                                    8,142,638
                                                  -----------
PHARMACEUTICALS - 0.8%
Forest Laboratories, Inc. (a)......      18,000       699,300
                                                  -----------
TOTAL HEALTH CARE..................                13,422,989
                                                  -----------
INDUSTRIALS - 4.8%
AEROSPACE & DEFENSE - 0.8%
Rockwell Collins, Inc. ............      14,160       675,149
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 99.0%                  SHARES        VALUE
-------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 1.2%
UTi Worldwide, Inc. ...............      15,000   $ 1,044,300
                                                  -----------
AIRLINES - 1.0%
Southwest Airlines Co. ............      63,690       887,201
                                                  -----------
COMMERCIAL SERVICES &
  SUPPLIES - 1.8%
Career Education Corp. (a).........      20,000       732,200
Laureate Education, Inc. (a).......      18,000       861,480
                                                  -----------
                                                    1,593,680
                                                  -----------
TOTAL INDUSTRIALS..................                 4,200,330
                                                  -----------
INFORMATION TECHNOLOGY - 27.4%
COMMUNICATIONS EQUIPMENT - 3.8%
Comverse Technology, Inc. (a)......      37,920       896,808
F5 Networks, Inc. (a)..............      20,000       944,700
Juniper Networks, Inc. (a).........      30,600       770,508
Sonus Networks, Inc. (a)...........     164,940       788,413
                                                  -----------
                                                    3,400,429
                                                  -----------
COMPUTERS & PERIPHERALS - 3.5%
Avid Technology, Inc. (a)..........      26,000     1,385,280
NCR Corp. (a)......................      27,500       965,800
SanDisk Corp. (a)..................      29,900       709,527
                                                  -----------
                                                    3,060,607
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 1.9%
Amphenol Corp. ....................      20,090       807,016
Cogent, Inc. (a)...................      30,000       856,500
                                                  -----------
                                                    1,663,516
                                                  -----------
INTERNET SOFTWARE & SERVICES - 3.8%
InfoSpace, Inc. (a)................      32,000     1,053,760
Netease.com - ADR (a)..............      13,000       742,430
VeriSign, Inc. (a).................      27,730       797,515
Yahoo!, Inc. (a)...................      22,000       762,300
                                                  -----------
                                                    3,356,005
                                                  -----------
IT SERVICES - 0.7%
Global Payments, Inc. .............       9,850       667,830
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 9.1%
Advanced Micro Devices, Inc. (a)...      45,000       780,300
Altera Corp. (a)...................      40,476       802,234
Broadcom Corp. (a).................      17,500       621,425
Freescale Semiconductor, Inc.
  (a)..............................      44,090       926,331
KLA-Tencor Corp. ..................      13,130       573,781
Lam Research Corp. (a).............      30,000       868,200
Linear Technology Corp. ...........      20,000       733,800

                                                     FAIR
COMMON STOCKS - 99.0%                  SHARES        VALUE
-------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT (CONTINUED)
Marvell Technology Group Ltd.
  (a)..............................      21,020   $   799,601
National Semiconductor Corp. ......      48,000     1,057,440
Novellus Systems, Inc. (a).........      33,800       835,198
                                                  -----------
                                                    7,998,310
                                                  -----------
SOFTWARE - 4.6%
Adobe Systems, Inc. ...............      23,510       672,856
Autodesk, Inc. ....................      24,000       824,880
McAfee, Inc. (a)...................      30,000       785,400
Novell, Inc. (a)...................     105,000       651,000
Symantec Corp. (a).................      51,500     1,119,610
                                                  -----------
                                                    4,053,746
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                24,200,443
                                                  -----------
MATERIALS - 2.5%
CONSTRUCTION MATERIALS - 2.5%
Martin Marietta Materials, Inc. ...      14,680     1,014,682
Vulcan Materials Co. ..............      18,000     1,169,820
                                                  -----------
TOTAL MATERIALS....................                 2,184,502
                                                  -----------
TELECOMMUNICATION SERVICES - 4.7%
WIRELESS TELECOMMUNICATION
  SERVICES - 4.7%
Alamosa Holdings, Inc. (a).........      85,000     1,181,500
American Tower Corp. - Class A
  (a)..............................      48,300     1,015,266
Crown Castle International Corp.
  (a)..............................      46,000       934,720
Nextel Partners, Inc. (a)..........      41,640     1,048,079
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                 4,179,565
                                                  -----------
UTILITIES - 5.3%
ELECTRIC UTILITIES - 1.0%
Allegheny Energy, Inc. (a).........      34,500       870,090
                                                  -----------
GAS UTILITIES - 2.1%
ONEOK, Inc. .......................      32,300     1,054,595
UGI Corp. .........................      29,000       809,100
                                                  -----------
                                                    1,863,695
                                                  -----------
MULTI-UTILITIES & UNREGULATED
  POWER - 2.2%
Reliant Energy, Inc. (a)...........      89,360     1,106,277
The AES Corp. (a)..................      50,800       832,104
                                                  -----------
                                                    1,938,381
                                                  -----------
TOTAL UTILITIES....................                 4,672,166
                                                  -----------
TOTAL COMMON STOCKS
  (COST $74,593,039)...............               $87,230,318
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 1.3%           AMOUNT        VALUE
-------------------------------------------------------------
US Bank 2.100% 07/01/05............  $1,190,000   $ 1,190,000
                                                  -----------
 Repurchase price $1,190,069
 Collateralized by:
  Freddie Mac Gold Mortgage Back
  Pool
  #C01528 5.000% 04/01/33
  Fair Value: $488,857
  Freddie Mac Gold Mortgage Back
  Pool
  #E99430 4.500% 09/01/18
  Fair Value: $724,927
TOTAL REPURCHASE AGREEMENTS
  (COST $1,190,000)................               $ 1,190,000
                                                  -----------
TOTAL INVESTMENTS - 100.3%
  (COST $75,783,039) (B)...........               $88,420,318
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.3)%..................                  (265,538)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $88,154,780
                                                  ===========

--------------------------------------------------------------------------------
Percentages are stated as a percent of net assets.
Abbreviations:

  ADR: American Depository Receipts

Footnotes:

  (a) Non-Income Producing.

  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $75,783,039)......................  $ 88,420,318
  Cash......................................         6,615
  Receivable for securities sold............     4,212,627
  Receivable for fund shares sold...........           663
  Dividends and accrued interest
    receivable..............................        20,374
  Prepaid expenses and other assets.........            51
                                              ------------
    Total assets............................    92,660,648
                                              ------------
Liabilities:
  Payable for securities purchased..........     4,277,382
  Payable for fund shares redeemed..........       146,672
  Payable for investment management
    services................................        61,939
  Accrued custody expense...................         1,434
  Accrued professional fees.................         5,462
  Accrued accounting fees...................         6,059
  Accrued printing and proxy fees...........         6,828
  Other accrued expenses....................            92
                                              ------------
    Total liabilities.......................     4,505,868
                                              ------------
Net assets..................................  $ 88,154,780
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  5,590,611
  Paid-in capital in excess of par value....    85,126,872
  Accumulated net realized losses on
    investments.............................   (15,127,732)
  Net unrealized appreciation on
    investments.............................    12,637,279
  Accumulated net investment loss...........       (72,250)
                                              ------------
Net assets..................................  $ 88,154,780
                                              ============
Shares outstanding..........................     5,590,611
                                              ============
Authorized Fund shares allocated to
  Portfolio.................................    10,000,000
                                              ============
Net asset value per share...................  $      15.77
                                              ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest..................................  $    22,958
  Dividends.................................      217,982
  Other income..............................          644
                                              -----------
    Total investment income.................      241,584
                                              -----------
Expenses:
  Management fees...........................      378,928
  Custodian fees............................        6,887
  Directors' fees...........................        2,630
  Professional fees.........................        6,479
  Accounting fees...........................       24,946
  Printing and proxy fees...................        5,759
  Other.....................................        1,347
                                              -----------
    Total expenses..........................      426,976
                                              -----------
    Net investment loss.....................     (185,392)
                                              -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments.............................    2,734,305
  Change in unrealized
    appreciation/depreciation on
    investments.............................   (3,050,828)
                                              -----------
    Net realized/unrealized gains (losses)
      on investments........................     (316,523)
                                              -----------
    Change in net assets from operations....  $  (501,915)
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MID CAP OPPORTUNITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 31, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment loss.......................................    $  (185,392)       $  (318,023)
  Realized gains (losses) on investments....................      2,734,305         12,317,537
  Change in unrealized appreciation/depreciation on
    investments.............................................     (3,050,828)          (420,849)
                                                                -----------        -----------
    Change in net assets from operations....................       (501,915)        11,578,665
                                                                -----------        -----------
Capital transactions:
  Received from shares sold.................................      2,845,633          8,206,781
  Paid for shares redeemed..................................    (10,829,937)       (12,523,853)
                                                                -----------        -----------
    Change in net assets from capital transactions..........     (7,984,304)        (4,317,072)
                                                                -----------        -----------
      Change in net assets..................................     (8,486,219)         7,261,593
Net Assets:
  Beginning of period.......................................     96,640,999         89,379,406
                                                                -----------        -----------
  End of period.............................................    $88,154,780        $96,640,999
                                                                ===========        ===========
  Undistributed net investment income (accumulated net
    investment loss)........................................    $   (72,250)       $   113,142
                                                                ===========        ===========



 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED             YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2005       -----------------------------------------
                                                                (UNAUDITED)         2004       2003       2002        2001
                                                              ----------------     ------     ------     -------     -------
Per share operating performance:
Net asset value, beginning of period........................       $15.83          $13.94     $ 9.53     $ 12.81     $ 14.92
Investment activities:
  Net investment income (loss)..............................        (0.03)          (0.05)     (0.02)       0.01        0.18(d)
  Net realized and unrealized gains (losses) on
    investments.............................................        (0.03)           1.94       4.43       (3.29)      (2.11)(d)
                                                                   ------          ------     ------     -------     -------
      Total from investment activities......................        (0.06)           1.89       4.41       (3.28)      (1.93)
                                                                   ------          ------     ------     -------     -------
Distributions:
  Distributions from net investment income..................           --              --         --          --       (0.17)
  Distributions of net realized capital gains...............           --              --         --          --       (0.01)
  Return of capital distributions...........................           --              --         --(c)       --          --
                                                                   ------          ------     ------     -------     -------
      Total distributions...................................           --              --         --          --       (0.18)
                                                                   ------          ------     ------     -------     -------
Net asset value, end of period..............................       $15.77          $15.83     $13.94     $  9.53     $ 12.81
                                                                   ======          ======     ======     =======     =======
Total return................................................        (0.38)%(b)      13.56%     46.34%     (25.60)%    (12.84)%
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $ 88.2          $ 96.6     $ 89.4     $  65.5     $ 102.1
  Ratios to average net assets:
    Expenses................................................         0.95%(a)        0.96%      1.01%       1.02%       1.00%
    Net investment income (loss)............................        (0.41)%(a)      (0.36)%    (0.20)%      0.07%       1.20%(d)
  Portfolio turnover rate...................................           97%            206%       261%        385%        407%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

(c) Amount is less than $0.005 per share.

(d) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income.......................................  $ 0.13
         Net realized and unrealized gains (losses)..................  $(2.06)
         Net investment income ratio.................................    0.08%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and money market instruments.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:
One year                                     5.84%
Five year                                   -3.39%
Since inception (1/3/97)                     7.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six months ended June 30, 2005, the Ohio National S&P 500 Index Portfolio returned (0.96%) versus (0.81%) for the current benchmark, the S&P 500 Index.

The Portfolio's correlation with the S&P 500 Index was 99.9%. At quarter end, the Portfolio held all 500 stocks in the index as well as S&P 500 index futures contracts and S&P 500 Depository Receipts ("Spiders"). The notional value of the futures contracts, along with the Spiders, accounted for 2.26% of the Portfolio's net assets on June 30, 2005.(1)

For the quarter, the utilities sector was the best performing sector returning 9.3%, while the materials sector was the worst performing returning (9.4%). For the six months ended June 30, 2005, the energy sector was the best performing returning 20.0% and the materials sector was the worst returning (7.8%).(1)

For the balance of 2005, equities will face a number of challenges; namely higher oil prices, the strengthening of the U.S. dollar, Fed tightening, and geopolitical events. However, on the positive side, the economy continues to expand, inflation is in check, the unemployment rate is the lowest since 2001 at 5%, and companies are reporting strong earnings. We may see moderate growth in equities for the last six months of 2005.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                            S&P 500 INDEX PORTFOLIO (COMMENCED
                                                               OPERATIONS JANUARY 3, 1997)                S&P 500 INDEX
                                                            ----------------------------------            -------------
1/3/97                                                                   10000.00                            10000.00
6/97                                                                     12058.00                            12060.00
                                                                         13174.60                            13336.00
6/98                                                                     15524.90                            15697.70
                                                                         17127.10                            17146.70
6/99                                                                     19247.40                            19269.40
                                                                         21516.70                            20755.10
6/00                                                                     21628.60                            20665.80
                                                                         19441.90                            18863.80
6/01                                                                     17976.00                            17599.90
                                                                         16848.90                            16623.10
6/02                                                                     14522.10                            14437.20
                                                                         13036.50                            12951.60
6/03                                                                     14526.50                            14474.70
                                                                         16664.80                            16666.20
6/04                                                                     17199.80                            17239.50
                                                                         18381.40                            18477.30
6/05                                                                     18204.90                            18327.60

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               97.5
Exchange Traded Funds                            0.6
Short-Term Notes and
  Other Net Assets                               1.9
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                     % of Net Assets
 1.  General Electric Co.                        3.3
 2.  Exxon Mobil Corp.                           3.3
 3.  Microsoft Corp.                             2.2
 4.  Citigroup, Inc.                             2.2
 5.  Pfizer, Inc.                                1.8
 6.  Johnson & Johnson                           1.7
 7.  Bank of America Corp.                       1.6
 8.  Wal-Mart Stores, Inc.                       1.4
 9.  Intel Corp.                                 1.4
10.  American International Group,
     Inc.                                        1.3

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.
(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                    % of Net Assets
      Financials                                                               19.8
      Information Technology                                                   14.8
      Health Care                                                              13.1
      Industrials                                                              11.1
      Consumer Discretionary                                                   10.9
      Consumer Staples                                                          9.9
      Energy                                                                    8.6
      Utilities                                                                 3.4
      Telecommunication Services                                                3.1
      Materials                                                                 2.8
                                                                    ---------------
                                                                               97.5
                                                                    ===============

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 10.9%
AUTO COMPONENTS - 0.2%
Cooper Tire & Rubber Co. .........       1,100   $     20,427
Dana Corp. .......................       2,500         37,525
Delphi Corp. .....................       9,500         44,175
The Goodyear Tire & Rubber Co.
  (a).............................       3,000         44,700
Johnson Controls, Inc. ...........       3,200        180,256
Visteon Corp. (a).................       2,200         13,266
                                                 ------------
                                                      340,349
                                                 ------------
AUTOMOBILES - 0.5%
Ford Motor Co. ...................      31,087        318,331
General Motors Corp. .............       9,500        323,000
Harley-Davidson, Inc. ............       4,800        238,080
                                                 ------------
                                                      879,411
                                                 ------------
DISTRIBUTORS - 0.1%
Genuine Parts Co. ................       2,900        119,161
                                                 ------------
HOTELS, RESTAURANTS & LEISURE - 1.5%
Carnival Corp. ...................       8,900        485,495
Darden Restaurants, Inc. .........       2,500         82,450
Harrah's Entertainment, Inc. .....       3,100        223,417
Hilton Hotels Corp. ..............       6,400        152,640
International Game Technology.....       5,800        163,270
Marriott International,
  Inc. - Class A..................       3,400        231,948
McDonald's Corp. .................      21,400        593,850
Starbucks Corp. (a)...............       6,600        340,956
Starwood Hotels & Resorts
  Worldwide, Inc. ................       3,600        210,852
Wendy's International, Inc. ......       1,900         90,535
Yum! Brands, Inc. ................       4,900        255,192
                                                 ------------
                                                    2,830,605
                                                 ------------
HOUSEHOLD DURABLES - 0.6%
Centex Corp. .....................       2,200        155,474
Fortune Brands, Inc. .............       2,500        222,000
KB Home...........................       1,400        106,722
Leggett & Platt, Inc. ............       3,200         85,056
Maytag Corp. .....................       1,300         20,358
Newell Rubbermaid, Inc. ..........       4,600        109,664
Pulte Homes, Inc. ................       2,000        168,500
Snap-On, Inc. ....................       1,000         34,300
The Black & Decker Corp. .........       1,400        125,790
The Stanley Works.................       1,300         59,202
Whirlpool Corp. ..................       1,100         77,121
                                                 ------------
                                                    1,164,187
                                                 ------------
INTERNET & CATALOG RETAIL - 0.3%
eBay, Inc. (a)....................      20,500        676,705
                                                 ------------
LEISURE EQUIPMENT & PRODUCTS - 0.2%
Brunswick Corp. ..................       1,600         69,312
Eastman Kodak Co. ................       4,800        128,880
Hasbro, Inc. .....................       2,800         58,212
Mattel, Inc. .....................       7,000        128,100
                                                 ------------
                                                      384,504
                                                 ------------

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
MEDIA - 3.5%
Clear Channel Communications,
  Inc. ...........................       8,600   $    265,998
Comcast Corp. (a).................      37,202      1,142,101
Dow Jones & Co., Inc. ............       1,200         42,540
Gannett Co., Inc. ................       4,200        298,746
Interpublic Group of Companies,
  Inc. (a)........................       7,100         86,478
Knight-Ridder, Inc. ..............       1,300         79,742
Meredith Corp. ...................         800         39,248
New York Times Co. ...............       2,500         77,875
News Corp. .......................      48,700        787,966
Omnicom Group.....................       3,100        247,566
The McGraw-Hill Companies,
  Inc. ...........................       6,300        278,775
The Walt Disney Co. ..............      34,500        868,710
Time Warner, Inc. (a).............      79,100      1,321,761
Tribune Co. ......................       5,000        175,900
Univision Communications, Inc.
  (a).............................       4,900        134,995
Viacom, Inc. - Class B............      27,200        870,944
                                                 ------------
                                                    6,719,345
                                                 ------------
MULTILINE RETAIL - 1.3%
Big Lots, Inc. (a)................       1,900         25,156
Dillard's Inc. ...................       1,200         28,104
Dollar General Corp. .............       5,100        103,836
Family Dollar Stores, Inc. .......       2,800         73,080
Federated Department Stores,
  Inc. ...........................       2,900        212,512
JC Penney Co. Inc. ...............       4,400        231,352
Kohl's Corp. (a)..................       5,500        307,505
Nordstrom, Inc. ..................       2,100        142,737
Sears Holdings Corp. (a)..........       1,701        254,929
Target Corp. .....................      14,900        810,709
The May Department Stores Co. ....       5,100        204,816
                                                 ------------
                                                    2,394,736
                                                 ------------
SPECIALTY RETAIL - 2.3%
AutoNation, Inc. (a)..............       3,800         77,976
AutoZone, Inc. (a)................       1,100        101,706
Bed Bath & Beyond, Inc. (a).......       5,000        208,900
Best Buy Co., Inc. ...............       5,050        346,177
Circuit City Stores, Inc. ........       3,200         55,328
Limited Brands, Inc. .............       6,400        137,088
Lowe's Cos. Inc. .................      13,000        756,860
Office Depot, Inc. (a)............       5,300        121,052
OfficeMax Inc. ...................       1,200         35,724
RadioShack Corp. .................       2,600         60,242
Staples, Inc. ....................      12,400        264,368
The Gap Inc. .....................      12,750        251,813
The Home Depot, Inc. .............      36,200      1,408,180
The Sherwin-Williams Co. .........       2,100         98,889
Tiffany & Co. ....................       2,400         78,624
TJX Cos, Inc. ....................       7,900        192,365
Toys "R" Us, Inc. (a).............       3,700         97,976
                                                 ------------
                                                    4,293,268
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS - 0.4%
Coach, Inc. (a)...................       6,400   $    214,848
Jones Apparel Group, Inc. ........       2,000         62,080
Liz Claiborne, Inc. ..............       1,800         71,568
Nike, Inc. .......................       3,900        337,740
Reebok International Ltd. ........         900         37,647
V.F. Corp. .......................       1,700         97,274
                                                 ------------
                                                      821,157
                                                 ------------
TOTAL CONSUMER DISCRETIONARY......                 20,623,428
                                                 ------------
CONSUMER STAPLES - 9.9%
BEVERAGES - 2.2%
Anheuser-Busch Companies, Inc. ...      13,100        599,325
Brown-Forman Corp. - Class B......       1,500         90,690
Coca-Cola Enterprises, Inc. ......       6,000        132,060
Molson Coors Brewing Co. .........       1,300         80,600
Pepsi Bottling Group, Inc. .......       3,300         94,413
PepsiCo, Inc. ....................      28,300      1,526,219
The Coca-Cola Co. ................      38,200      1,594,850
                                                 ------------
                                                    4,118,157
                                                 ------------
FOOD & STAPLES RETAILING - 2.8%
Albertson's, Inc. ................       6,200        128,216
Costco Wholesale Corp. ...........       8,100        363,042
CVS Corp. ........................      13,700        398,259
Safeway, Inc. ....................       7,600        171,684
SUPERVALU, Inc. ..................       2,300         75,003
Sysco Corp. ......................      10,700        387,233
The Kroger Co. (a)................      12,300        234,069
Walgreen Co. .....................      17,300        795,627
Wal-Mart Stores, Inc. ............      56,500      2,723,300
                                                 ------------
                                                    5,276,433
                                                 ------------
FOOD PRODUCTS - 1.1%
Archer-Daniels-Midland Co. .......      10,550        225,559
Campbell Soup Co. ................       5,500        169,235
ConAgra Foods, Inc. ..............       8,700        201,492
General Mills, Inc. ..............       6,200        290,098
H.J. Heinz Co. ...................       5,900        208,978
Hershey Foods Corp. ..............       3,700        229,770
Kellogg Co. ......................       5,900        262,196
McCormick & Co., Inc. ............       2,300         75,164
Sara Lee Corp. ...................      13,300        263,473
Wm. Wrigley Jr. Co. ..............       3,300        227,172
                                                 ------------
                                                    2,153,137
                                                 ------------
HOUSEHOLD PRODUCTS - 1.8%
Clorox Co. .......................       2,600        144,872
Colgate-Palmolive Co. ............       8,800        439,208
Kimberly-Clark Corp. .............       8,100        506,979
Procter & Gamble Co. .............      41,800      2,204,950
                                                 ------------
                                                    3,296,009
                                                 ------------

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
PERSONAL PRODUCTS - 0.6%
Alberto-Culver Co. ...............       1,400   $     60,662
Avon Products, Inc. ..............       8,000        302,800
The Gillette Co. .................      16,800        850,584
                                                 ------------
                                                    1,214,046
                                                 ------------
TOBACCO - 1.4%
Altria Group, Inc. ...............      35,000      2,263,100
Reynolds American, Inc. ..........       2,000        157,600
UST, Inc. ........................       2,800        127,848
                                                 ------------
                                                    2,548,548
                                                 ------------
TOTAL CONSUMER STAPLES............                 18,606,330
                                                 ------------
ENERGY - 8.6%
ENERGY EQUIPMENT & SERVICES - 1.3%
Baker Hughes, Inc. ...............       5,700        291,612
BJ Services Co. ..................       2,700        141,696
Halliburton Co. ..................       8,500        406,470
Nabors Industries Ltd. (a)........       2,500        151,550
National-Oilwell Varco, Inc.
  (a).............................       2,900        137,866
Noble Corp. ......................       2,300        141,473
Rowan Cos., Inc. (a)..............       1,800         53,478
Schlumberger Ltd. ................       9,900        751,806
Transocean, Inc. (a)..............       5,500        296,835
                                                 ------------
                                                    2,372,786
                                                 ------------
OIL & GAS - 7.3%
Amerada Hess Corp. ...............       1,400        149,114
Anadarko Petroleum Corp. .........       4,000        328,600
Apache Corp. .....................       5,522        356,721
Ashland, Inc. ....................       1,100         79,057
Burlington Resources, Inc. .......       6,500        359,060
ChevronTexaco Corp. ..............      35,400      1,979,568
ConocoPhillips....................      23,544      1,353,544
Devon Energy Corp. ...............       8,000        405,440
El Paso Corp. ....................      10,900        125,568
EOG Resources, Inc. ..............       4,000        227,200
Exxon Mobil Corp. ................     107,500      6,178,025
Kerr-McGee Corp. .................       2,000        152,620
Kinder Morgan, Inc. ..............       1,800        149,760
Marathon Oil Corp. ...............       5,900        314,883
Occidental Petroleum Corp. .......       6,700        515,431
Sunoco, Inc. .....................       1,200        136,416
Unocal Corp. .....................       4,600        299,230
Valero Energy Corp. ..............       4,300        340,173
Williams Cos., Inc. ..............       9,600        182,400
XTO Energy, Inc. .................       6,133        208,461
                                                 ------------
                                                   13,841,271
                                                 ------------
TOTAL ENERGY......................                 16,214,057
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
FINANCIALS - 19.8%
CAPITAL MARKETS - 2.7%
E*Trade Financial Corp. (a).......       6,200   $     86,738
Federated Investors, Inc. ........       1,600         48,016
Franklin Resources, Inc. .........       3,300        254,034
Janus Capital Group, Inc. ........       3,800         57,152
Lehman Brothers Holdings, Inc. ...       4,700        466,616
Mellon Financial Corp. ...........       7,100        203,699
Merrill Lynch & Co., Inc. ........      16,000        880,160
Morgan Stanley....................      18,500        970,695
Northern Trust Corp. .............       3,400        155,006
State Street Corp. ...............       5,600        270,200
T. Rowe Price Group, Inc. ........       2,100        131,460
The Bank of New York Co., Inc. ...      13,100        377,018
The Bear Stearns Companies
  Inc. ...........................       1,900        197,486
The Charles Schwab Corp. .........      19,200        216,576
The Goldman Sachs Group, Inc. ....       7,500        765,150
                                                 ------------
                                                    5,080,006
                                                 ------------
COMMERCIAL BANKS - 5.7%
AmSouth Bancorp...................       6,000        156,000
Bank of America Corp. ............      67,868      3,095,459
BB&T Corp. .......................       9,200        367,724
Comerica, Inc. ...................       2,900        167,620
Compass Bancshares, Inc. .........       2,100         94,500
Fifth Third Bancorp...............       8,850        364,709
First Horizon National Corp. .....       2,100         88,620
Huntington Bancshares, Inc. ......       3,900         94,146
KeyCorp...........................       6,900        228,735
M&T Bank Corp. ...................       1,700        178,772
Marshall & Ilsley Corp. ..........       3,600        160,020
National City Corp. ..............      10,000        341,200
North Fork Bancorporation,
  Inc. ...........................       8,100        227,529
PNC Financial Services Group......       4,800        261,408
Regions Financial Corp. ..........       7,868        266,568
SunTrust Banks, Inc. .............       5,700        411,768
Synovus Financial Corp. ..........       5,300        151,951
US Bancorp........................      30,990        904,908
Wachovia Corp. ...................      26,595      1,319,112
Wells Fargo & Co. ................      28,500      1,755,030
Zions Bancorporation..............       1,500        110,295
                                                 ------------
                                                   10,746,074
                                                 ------------
CONSUMER FINANCE - 1.3%
American Express Co. .............      19,800      1,053,954
Capital One Financial Corp. ......       4,300        344,043
MBNA Corp. .......................      21,450        561,132
Providian Financial Corp. (a).....       5,000         88,150
SLM Corp. ........................       7,100        360,680
                                                 ------------
                                                    2,407,959
                                                 ------------

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.5%
CIT Group, Inc. ..................       3,600   $    154,692
Citigroup, Inc. ..................      87,869      4,062,184
JPMorgan Chase & Co. .............      59,452      2,099,845
Moody's Corp. ....................       4,700        211,312
Principal Financial Group,
  Inc. ...........................       5,000        209,500
                                                 ------------
                                                    6,737,533
                                                 ------------
INSURANCE - 4.3%
ACE Ltd. .........................       4,900        219,765
AFLAC, Inc. ......................       8,500        367,880
Ambac Financial Group, Inc. ......       1,800        125,568
American International Group,
  Inc. ...........................      43,800      2,544,780
Aon Corp. ........................       5,400        135,216
Chubb Corp. ......................       3,300        282,513
Cincinnati Financial Corp. .......       2,766        109,423
Hartford Financial Services Group,
  Inc. ...........................       5,000        373,900
Jefferson-Pilot Corp. ............       2,300        115,966
Lincoln National Corp. ...........       2,900        136,068
Loews Corp. ......................       2,700        209,250
Marsh & McLennan Companies,
  Inc. ...........................       9,000        249,300
MBIA, Inc. .......................       2,300        136,413
MetLife, Inc. ....................      12,400        557,256
Prudential Financial, Inc. .......       8,800        577,808
Safeco Corp. .....................       2,200        119,548
The Allstate Corp. ...............      11,300        675,175
The Progressive Corp. ............       3,400        335,954
The St. Paul Travelers Companies
  Inc. ...........................      11,359        449,021
Torchmark Corp. ..................       1,800         93,960
UnumProvident Corp. ..............       5,000         91,600
XL Capital Ltd. ..................       2,400        178,608
                                                 ------------
                                                    8,084,972
                                                 ------------
REAL ESTATE - 0.6%
Apartment Investment & Management
  Co. ............................       1,600         65,472
Archstone-Smith Trust.............       3,400        131,308
Equity Office Properties Trust....       6,900        228,390
Equity Residential................       4,800        176,736
Plum Creek Timber Co. Inc. .......       3,100        112,530
ProLogis..........................       3,200        128,768
Simon Property Group, Inc. .......       3,700        268,213
                                                 ------------
                                                    1,111,417
                                                 ------------
THRIFTS & MORTGAGE FINANCE - 1.7%
Countrywide Financial Corp. ......       9,898        382,162
Fannie Mae........................      16,300        951,920
Freddie Mac.......................      11,700        763,191
Golden West Financial Corp. ......       4,800        309,024
MGIC Investment Corp. ............       1,600        104,352
Sovereign Bancorp, Inc. ..........       6,200        138,508
Washington Mutual, Inc. ..........      14,850        604,246
                                                 ------------
                                                    3,253,403
                                                 ------------
TOTAL FINANCIALS..................                 37,421,364
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
HEALTH CARE - 13.1%
BIOTECHNOLOGY - 1.2%
Amgen, Inc. (a)...................      20,906   $  1,263,977
Applera Corp - Applied Biosystems
  Group...........................       3,300         64,911
Biogen Idec, Inc. (a).............       5,845        201,360
Chiron Corp. (a)..................       2,500         87,225
Genzyme Corp. (a).................       4,300        258,387
Gilead Sciences, Inc. (a).........       7,600        334,324
Medimmune, Inc. (a)...............       4,200        112,224
                                                 ------------
                                                    2,322,408
                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Bausch & Lomb, Inc. ..............         900         74,700
Baxter International, Inc. .......      10,500        389,550
Becton, Dickinson & Co. ..........       4,300        225,621
Biomet, Inc. .....................       4,300        148,952
Boston Scientific Corp. (a).......      12,700        342,900
C.R. Bard, Inc. ..................       1,800        119,718
Fisher Scientific International,
  Inc. (a)........................       2,000        129,800
Guidant Corp. ....................       5,500        370,150
Hospira, Inc. (a).................       2,710        105,690
Medtronic, Inc. ..................      20,400      1,056,516
Millipore Corp. (a)...............         800         45,384
PerkinElmer, Inc. ................       2,200         41,580
St Jude Medical, Inc. (a).........       6,100        266,021
Stryker Corp. ....................       6,300        299,628
Thermo Electron Corp. (a).........       2,700         72,549
Waters Corp. (a)..................       2,000         74,340
Zimmer Holdings, Inc. (a).........       4,170        317,629
                                                 ------------
                                                    4,080,728
                                                 ------------
HEALTH CARE PROVIDERS & SERVICES - 2.7%
Aetna, Inc. ......................       4,900        405,818
AmerisourceBergen Corp. ..........       1,800        124,470
Cardinal Health, Inc. ............       7,200        414,576
Caremark Rx, Inc. (a).............       7,700        342,804
CIGNA Corp. ......................       2,200        235,466
Express Scripts, Inc. (a).........       2,600        129,948
HCA, Inc. ........................       7,100        402,357
Health Management Associates,
  Inc. ...........................       4,200        109,956
Humana, Inc. (a)..................       2,700        107,298
IMS Health, Inc. .................       3,800         94,126
Laboratory Corp Of America
  Holdings (a)....................       2,300        114,770
Manor Care, Inc. .................       1,500         59,595
McKesson Corp. ...................       5,000        223,950
Medco Health Solutions, Inc.
  (a).............................       4,688        250,152
Quest Diagnostics, Inc. ..........       3,000        159,810
Tenet Healthcare Corp. (a)........       7,950         97,308
UnitedHealth Group, Inc. .........      21,400      1,115,796
Wellpoint, Inc. (a)...............      10,300        717,292
                                                 ------------
                                                    5,105,492
                                                 ------------

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
PHARMACEUTICALS - 7.0%
Abbott Laboratories...............      26,200   $  1,284,062
Allergan, Inc. ...................       2,200        187,528
Bristol-Myers Squibb Co. .........      33,000        824,340
Eli Lilly & Co. ..................      19,100      1,064,061
Forest Laboratories, Inc. (a).....       5,700        221,445
Johnson & Johnson.................      50,200      3,263,000
King Pharmaceuticals, Inc. (a)....       4,100         42,722
Merck & Co., Inc. ................      37,200      1,145,760
Mylan Laboratories Inc. ..........       4,500         86,580
Pfizer, Inc. .....................     125,530      3,462,117
Schering-Plough Corp. ............      24,900        474,594
Watson Pharmaceuticals, Inc.
  (a).............................       1,900         56,164
Wyeth.............................      22,600      1,005,700
                                                 ------------
                                                   13,118,073
                                                 ------------
TOTAL HEALTH CARE.................                 24,626,701
                                                 ------------
INDUSTRIALS - 11.1%
AEROSPACE & DEFENSE - 2.2%
General Dynamics Corp. ...........       3,400        372,436
Goodrich Corp. ...................       2,000         81,920
Honeywell International, Inc. ....      14,400        527,472
L-3 Communications Holdings,
  Inc. ...........................       2,000        153,160
Lockheed Martin Corp. ............       6,800        441,116
Northrop Grumman Corp. ...........       6,100        337,025
Raytheon Co. .....................       7,600        297,312
Rockwell Collins, Inc. ...........       3,000        143,040
The Boeing Co. ...................      14,000        924,000
United Technologies Corp. ........      17,300        888,355
                                                 ------------
                                                    4,165,836
                                                 ------------
AIR FREIGHT & LOGISTICS - 0.9%
FedEx Corp. ......................       5,100        413,151
Ryder System, Inc. ...............       1,100         40,260
United Parcel Service, Inc. ......      18,800      1,300,208
                                                 ------------
                                                    1,753,619
                                                 ------------
AIRLINES - 0.1%
Delta Air Lines, Inc. (a).........       2,400          9,024
Southwest Airlines Co. ...........      12,500        174,125
                                                 ------------
                                                      183,149
                                                 ------------
BUILDING PRODUCTS - 0.2%
American Standard Companies,
  Inc. ...........................       3,000        125,760
Masco Corp. ......................       7,300        231,848
                                                 ------------
                                                      357,608
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Allied Waste Industries, Inc.
  (a).............................       4,600   $     36,478
Apollo Group, Inc. (a)............       2,800        219,016
Avery Dennison Corp. .............       1,700         90,032
Cendant Corp. ....................      17,800        398,186
Cintas Corp. .....................       2,500         96,500
Equifax, Inc. ....................       2,200         78,562
H&R Block, Inc. ..................       2,800        163,380
Monster Worldwide, Inc. (a).......       2,000         57,360
Pitney Bowes, Inc. ...............       3,900        169,845
R.R. Donnelley & Sons Co. ........       3,600        124,236
Robert Half International,
  Inc. ...........................       2,700         67,419
Waste Management, Inc. ...........       9,600        272,064
                                                 ------------
                                                    1,773,078
                                                 ------------
CONSTRUCTION & ENGINEERING - 0.1%
Fluor Corp. ......................       1,500         86,385
                                                 ------------
ELECTRICAL EQUIPMENT - 0.4%
American Power Conversion
  Corp. ..........................       3,100         73,129
Cooper Industries Ltd. ...........       1,600        102,240
Emerson Electric Co. .............       7,000        438,410
Rockwell Automation, Inc. ........       3,000        146,130
                                                 ------------
                                                      759,909
                                                 ------------
INDUSTRIAL CONGLOMERATES - 4.4%
3M Co. ...........................      13,000        939,900
General Electric Co. .............     179,100      6,205,815
Textron, Inc. ....................       2,300        174,455
Tyco International Ltd. ..........      34,100        995,720
                                                 ------------
                                                    8,315,890
                                                 ------------
MACHINERY - 1.4%
Caterpillar, Inc. ................       5,800        552,798
Cummins, Inc. ....................         700         52,227
Danaher Corp. ....................       4,600        240,764
Deere & Co. ......................       4,200        275,058
Dover Corp. ......................       3,400        123,692
Eaton Corp. ......................       2,500        149,750
Illinois Tool Works, Inc. ........       4,600        366,528
Ingersoll-Rand Co. Ltd. ..........       2,800        199,780
ITT Industries, Inc. .............       1,600        156,208
Navistar International Corp.
  (a).............................       1,100         35,200
PACCAR, Inc. .....................       2,950        200,600
Pall Corp. .......................       2,100         63,756
Parker Hannifin Corp. ............       2,000        124,020
                                                 ------------
                                                    2,540,381
                                                 ------------
ROAD & RAIL - 0.5%
Burlington Northern Santa Fe
  Corp. ..........................       6,400        301,312
CSX Corp. ........................       3,700        157,842
Norfolk Southern Corp. ...........       6,800        210,528
Union Pacific Corp. ..............       4,400        285,120
                                                 ------------
                                                      954,802
                                                 ------------

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.0%
W.W. Grainger, Inc. ..............       1,400   $     76,706
                                                 ------------
TOTAL INDUSTRIALS.................                 20,967,363
                                                 ------------
INFORMATION TECHNOLOGY - 14.8%
COMMUNICATIONS EQUIPMENT - 2.5%
A D C Telecommunications (a)......       1,957         42,604
Andrew Corp. (a)..................       2,700         34,452
Avaya, Inc. (a)...................       8,101         67,400
Ciena Corp. (a)...................       9,700         20,273
Cisco Systems, Inc. (a)...........     107,900      2,061,969
Comverse Technology, Inc. (a).....       3,400         80,410
Corning, Inc. (a).................      24,500        407,190
JDS Uniphase Corp. (a)............      24,500         37,240
Lucent Technologies, Inc. (a).....      74,800        217,668
Motorola, Inc. ...................      41,400        755,964
QUALCOMM, Inc. ...................      27,600        911,076
Scientific-Atlanta, Inc. .........       2,600         86,502
Tellabs, Inc. (a).................       7,600         66,120
                                                 ------------
                                                    4,788,868
                                                 ------------
COMPUTERS & PERIPHERALS - 3.5%
Apple Computer, Inc. (a)..........      13,900        511,659
Dell, Inc. (a)....................      40,900      1,615,959
EMC Corp. (a).....................      40,600        556,626
Gateway, Inc. (a).................       5,000         16,500
Hewlett-Packard Co. ..............      48,700      1,144,937
International Business Machines
  Corp. ..........................      27,200      2,018,240
Lexmark International, Inc. (a)...       2,100        136,143
NCR Corp. (a).....................       3,200        112,384
Network Appliance, Inc. (a).......       6,200        175,274
QLogic Corp. (a)..................       1,500         46,305
Sun Microsystems, Inc. (a)........      57,500        214,475
                                                 ------------
                                                    6,548,502
                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Agilent Technologies, Inc. (a)....       7,300        168,046
Jabil Circuit, Inc. (a)...........       3,100         95,263
Molex, Inc. ......................       2,800         72,912
Sanmina-SCI Corporation (a).......       8,900         48,683
Solectron Corp. (a)...............      16,400         62,156
Symbol Technologies, Inc. ........       4,100         40,467
Tektronix, Inc. ..................       1,500         34,905
                                                 ------------
                                                      522,432
                                                 ------------
INTERNET SOFTWARE & SERVICES - 0.4%
Yahoo!, Inc. (a)..................      22,200        769,230
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
IT SERVICES - 1.0%
Affiliated Computer Services, Inc.
  (a).............................       2,100   $    107,310
Automatic Data Processing,
  Inc. ...........................       9,900        415,503
Computer Sciences Corp. (a).......       3,100        135,470
Convergys Corp. (a)...............       2,400         34,128
Electronic Data Systems Corp. ....       8,800        169,400
First Data Corp. .................      13,147        527,721
Fiserv, Inc. (a)..................       3,200        137,440
Paychex, Inc. ....................       6,000        195,240
Sabre Holdings Corp. .............       2,200         43,890
SunGard Data Systems, Inc. (a)....       4,900        172,333
Unisys Corp. (a)..................       5,700         36,081
                                                 ------------
                                                    1,974,516
                                                 ------------
OFFICE ELECTRONICS - 0.1%
Xerox Corp. (a)...................      16,200        223,398
                                                 ------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 3.2%
Advanced Micro Devices, Inc.
  (a).............................       6,700        116,178
Altera Corp. (a)..................       6,300        124,866
Analog Devices, Inc. .............       6,200        231,322
Applied Materials, Inc. ..........      27,800        449,804
Applied Micro Circuits Corp.
  (a).............................       5,200         13,312
Broadcom Corp. (a)................       4,900        173,999
Freescale Semiconductor, Inc.
  (a).............................       6,817        144,384
Intel Corp. ......................     104,200      2,715,452
KLA-Tencor Corp. .................       3,300        144,210
Linear Technology Corp. ..........       5,200        190,788
LSI Logic Corp. (a)...............       6,500         55,185
Maxim Integrated Products,
  Inc. ...........................       5,500        210,155
Micron Technology, Inc. (a).......      10,400        106,184
National Semiconductor Corp. .....       5,900        129,977
Novellus Systems, Inc. (a)........       2,300         56,833
NVIDIA Corp. (a)..................       2,900         77,488
PMC - Sierra, Inc. (a)............       3,000         27,990
Teradyne, Inc. (a)................       3,300         39,501
Texas Instruments, Inc. ..........      28,100        788,767
Xilinx, Inc. .....................       5,900        150,450
                                                 ------------
                                                    5,946,845
                                                 ------------

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
SOFTWARE - 3.8%
Adobe Systems, Inc. ..............       8,300   $    237,546
Autodesk, Inc. ...................       3,900        134,043
BMC Software, Inc. (a)............       3,700         66,415
Citrix Systems, Inc. (a)..........       2,900         62,814
Computer Associates International,
  Inc. ...........................       9,000        247,320
Compuware Corp. (a)...............       6,600         47,454
Electronic Arts, Inc. (a).........       5,200        294,372
Intuit, Inc. (a)..................       3,100        139,841
Mercury Interactive Corp. (a).....       1,500         57,540
Microsoft Corp. ..................     169,700      4,215,348
Novell, Inc. (a)..................       6,400         39,680
Oracle Corp. (a)..................      74,700        986,040
Parametric Technology Corp. (a)...       4,600         29,348
Siebel Systems, Inc. .............       8,700         77,430
Symantec Corp. (a)................      12,000        260,880
VERITAS Software Corp. (a)........       7,200        175,680
                                                 ------------
                                                    7,071,751
                                                 ------------
TOTAL INFORMATION TECHNOLOGY......                 27,845,542
                                                 ------------
MATERIALS - 2.8%
CHEMICALS - 1.6%
Air Products & Chemicals, Inc. ...       3,900        235,170
E.I. Du Pont de Nemours & Co. ....      16,800        722,568
Eastman Chemical Co. .............       1,400         77,210
Ecolab, Inc. .....................       3,700        119,732
Engelhard Corp. ..................       2,000         57,100
Great Lakes Chemical Corp. .......         900         28,323
Hercules, Inc. (a)................       1,900         26,885
International Flavors &
  Fragrances, Inc. ...............       1,500         54,330
Monsanto Co. .....................       4,543        285,618
PPG Industries, Inc. .............       2,900        182,004
Praxair, Inc. ....................       5,500        256,300
Rohm & Haas Co. ..................       3,300        152,922
Sigma-Aldrich Corp. ..............       1,200         67,248
The Dow Chemical Co. .............      16,200        721,386
                                                 ------------
                                                    2,986,796
                                                 ------------
CONSTRUCTION MATERIALS - 0.0%
Vulcan Materials Co. .............       1,700        110,483
                                                 ------------
CONTAINERS & PACKAGING - 0.2%
Ball Corp. .......................       1,900         68,324
Bemis Co. ........................       1,800         47,772
Pactiv Corp. (a)..................       2,500         53,950
Sealed Air Corp. (a)..............       1,400         69,706
Temple-Inland, Inc. ..............       2,100         78,015
                                                 ------------
                                                      317,767
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
METALS & MINING - 0.6%
Alcoa, Inc. ......................      14,700   $    384,111
Allegheny Technologies, Inc. .....       1,500         33,090
Freeport-McMoRan Copper & Gold,
  Inc. ...........................       3,000        112,320
Newmont Mining Corp. .............       7,500        292,725
Nucor Corp. ......................       2,700        123,174
Phelps Dodge Corp. ...............       1,600        148,000
United States Steel Corp. ........       1,900         65,303
                                                 ------------
                                                    1,158,723
                                                 ------------
PAPER & FOREST PRODUCTS - 0.4%
Georgia-Pacific Corp. ............       4,400        139,920
International Paper Co. ..........       8,300        250,743
Louisiana-Pacific Corp. ..........       1,900         46,702
MeadWestvaco Corp. ...............       3,100         86,924
Weyerhaeuser Co. .................       4,100        260,965
                                                 ------------
                                                      785,254
                                                 ------------
TOTAL MATERIALS...................                  5,359,023
                                                 ------------
TELECOMMUNICATION SERVICES - 3.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.8%
Alltel Corp. .....................       5,500        342,540
AT&T Corp. .......................      13,550        257,992
BellSouth Corp. ..................      30,900        821,013
CenturyTel, Inc. .................       2,200         76,186
Citizens Communications Co. ......       5,800         77,952
Qwest Communications International
  (a).............................      28,200        104,622
SBC Communications, Inc. .........      55,800      1,325,250
Sprint Corp. .....................      24,950        625,996
Verizon Communications, Inc. .....      46,700      1,613,485
                                                 ------------
                                                    5,245,036
                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Nextel Communications, Inc. (a)...      19,000        613,890
                                                 ------------
TOTAL TELECOMMUNICATION SERVICES..                  5,858,926
                                                 ------------

                                                     FAIR
COMMON STOCKS - 97.5%                 SHARES        VALUE
-------------------------------------------------------------
UTILITIES - 3.4%
ELECTRIC UTILITIES - 2.3%
Allegheny Energy, Inc. (a)........       2,700   $     68,094
Ameren Corp. .....................       3,400        188,020
American Electric Power Co.
  Inc. ...........................       6,500        239,655
CenterPoint Energy, Inc. .........       4,900         64,729
Cinergy Corp. ....................       3,300        147,906
Consolidated Edison, Inc. ........       4,100        192,044
DTE Energy Co. ...................       2,900        135,633
Edison International..............       5,500        223,025
Entergy Corp. ....................       3,600        271,980
Exelon Corp. .....................      11,300        580,029
FirstEnergy Corp. ................       5,600        269,416
FPL Group, Inc. ..................       6,600        277,596
PG&E Corp. .......................       6,200        232,748
Pinnacle West Capital Corp. ......       1,700         75,565
PPL Corp. ........................       3,200        190,016
Progress Energy, Inc. ............       4,200        190,008
TECO Energy, Inc. ................       3,500         66,185
The Southern Co. .................      12,600        436,842
TXU Corp. ........................       4,000        332,360
Xcel Energy, Inc. ................       6,800        132,736
                                                 ------------
                                                    4,314,587
                                                 ------------
GAS UTILITIES - 0.2%
KeySpan Corp. ....................       2,900        118,030
Nicor, Inc. ......................         700         28,819
NiSource, Inc. ...................       4,600        113,758
Peoples Energy Corp. .............         600         26,076
                                                 ------------
                                                      286,683
                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER - 0.9%
Calpine Corp. (a).................       9,100         30,940
CMS Energy Corp. (a)..............       3,700         55,722
Constellation Energy Group,
  Inc. ...........................       3,000        173,070
Dominion Resources Inc. ..........       5,700        418,323
Duke Energy Corp. ................      15,600        463,788
Dynegy, Inc. - Class A (a)........       5,600         27,216
Public Service Enterprise Group,
  Inc. ...........................       4,000        243,280
Sempra Energy.....................       4,000        165,240
The AES Corp. (a).................      11,000        180,180
                                                 ------------
                                                    1,757,759
                                                 ------------
TOTAL UTILITIES...................                  6,359,029
                                                 ------------
TOTAL COMMON STOCKS
  (COST $181,404,262).............               $183,881,763
                                                 ------------

                                                     FAIR
EXCHANGE TRADED FUNDS - 0.6%          SHARES        VALUE
-------------------------------------------------------------
SPDR Trust Series 1...............      10,625   $  1,266,288
                                                 ------------
TOTAL EXCHANGE TRADED FUNDS
  (COST $1,247,065)...............               $  1,266,288
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                       FACE          FAIR
SHORT-TERM NOTES - 1.8%               AMOUNT        VALUE
-------------------------------------------------------------
Prudential Funding Corp. 3.000%
  07/01/2005......................  $3,376,000   $  3,376,000
                                                 ------------
TOTAL SHORT-TERM NOTES (B) (COST
  $3,376,000).....................               $  3,376,000
                                                 ------------
TOTAL INVESTMENTS - 99.9%
  (COST $186,027,327) (C).........               $188,524,051
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.1%..............                    116,726
                                                 ------------
TOTAL NET ASSETS - 100.0%.........               $188,640,777
                                                 ============

                                                              NUMBER OF    AGGREGATE    AGGREGATE
                                                              CONTRACTS/    NOTIONAL       FAIR       UNREALIZED
FUTURES CONTRACTS                                             MULTIPLIER     VALUE        VALUE      DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index Futures (Long - September 2005, notional rate
  $1,199.05) (b)............................................    10/250     $2,997,625   $2,988,750     $(8,875)

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.

Footnotes:

  (a) Non-Income Producing.

  (b) The short-term notes, deposits with brokers for margin requirements on futures, and variation margin on futures are pledged as collateral for the S&P 500 Index Futures contracts on margin. The fair value of these instruments at June 30, 2005 totaled approximately $3.7 million.

  (c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $186,027,327)....................  $188,524,051
  Cash.....................................         2,271
  Deposits with brokers for margin
    requirements on futures................       315,074
  Receivable for fund shares sold..........        14,057
  Dividends and accrued interest
    receivable.............................       224,953
  Prepaid expenses and other assets........           111
                                             ------------
    Total assets...........................   189,080,517
                                             ------------
Liabilities:
  Payable for fund shares purchased........       343,055
  Payable for investment management
    services...............................        58,869
  Accrued custody expense..................         3,132
  Accrued professional fees................         6,456
  Accrued accounting fees..................        14,198
  Accrued printing and proxy fees..........        13,836
  Other accrued expenses...................           194
                                             ------------
    Total liabilities......................       439,740
                                             ------------
Net assets.................................  $188,640,777
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 15,169,651
  Paid-in capital in excess of par value...   199,986,225
  Accumulated net realized losses on
    investments............................   (30,985,047)
  Net unrealized appreciation/depreciation
    on:
    Investments............................     2,496,724
    Futures contracts......................        (8,875)
  Undistributed net investment income......     1,982,099
                                             ------------
Net assets.................................  $188,640,777
                                             ============
Shares outstanding.........................    15,169,651
                                             ============
Authorized Fund shares allocated to
  Portfolio................................    20,000,000
                                             ============

Net asset value per share..................  $      12.44
                                             ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest...................................  $    59,717
  Dividends..................................    1,673,350
  Other income...............................        5,358
                                               -----------
    Total investment income..................    1,738,425
                                               -----------
Expenses:
  Management fees............................      355,979
  Custodian fees.............................       14,643
  Directors' fees............................        5,668
  Professional fees..........................        8,571
  Accounting fees............................       56,282
  Printing and proxy fees....................       12,273
  Other......................................        2,870
                                               -----------
    Total expenses...........................      456,286
                                               -----------
    Net investment income....................    1,282,139
                                               -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized/unrealized gains (losses) on:
    Investments..............................      728,635
    Futures contracts........................      (56,614)
  Change in unrealized
    appreciation/depreciation on:
    Investments..............................   (3,840,768)
    Futures contracts........................     (121,125)
                                               -----------
      Net realized/unrealized gains (losses)
         on investments......................   (3,289,872)
                                               -----------
      Change in net assets from operations...  $(2,007,733)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment income.....................................    $  1,282,139       $  2,841,664
  Realized gains (losses) on investments and futures
    contracts...............................................         672,021          1,189,004
  Change in unrealized appreciation/depreciation on
    investments and futures contracts.......................      (3,961,893)        14,363,540
                                                                ------------       ------------
    Change in net assets from operations....................      (2,007,733)        18,394,208
                                                                ------------       ------------
Distributions to shareholders:
  Distributions paid from net investment income.............              --         (2,102,145)
                                                                ------------       ------------
Capital transactions:
  Received from shares sold.................................       8,580,665         17,713,742
  Received from dividends reinvested........................              --          2,102,145
  Paid for shares redeemed..................................     (13,822,784)       (22,753,349)
                                                                ------------       ------------
    Change in net assets from capital transactions..........      (5,242,119)        (2,937,462)
                                                                ------------       ------------
      Change in net assets..................................      (7,249,852)        13,354,601
Net Assets:
  Beginning of period.......................................     195,890,629        182,536,028
                                                                ------------       ------------
  End of period.............................................    $188,640,777       $195,890,629
                                                                ============       ============
  Undistributed net investment income.......................    $  1,982,099       $    699,960
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2005        -----------------------------------------
                                                               (UNAUDITED)          2004       2003       2002        2001
                                                             ----------------      ------     ------     -------     -------
Per share operating performance:
Net asset value, beginning of period.......................       $12.56           $11.51     $ 9.11     $ 11.91     $ 14.04
Investment activities:
  Net investment income....................................         0.08             0.18       0.12        0.11        0.26
  Net realized and unrealized gains (losses) on investments
    and futures contracts..................................        (0.20)            1.00       2.40       (2.80)      (2.13)
                                                                  ------           ------     ------     -------     -------
      Total from investment activities.....................        (0.12)            1.18       2.52       (2.69)      (1.87)
                                                                  ------           ------     ------     -------     -------
Distributions:
  Distributions from net investment income.................           --            (0.13)     (0.12)      (0.11)      (0.26)
                                                                  ------           ------     ------     -------     -------
Net asset value, end of period.............................       $12.44           $12.56     $11.51     $  9.11     $ 11.91
                                                                  ======           ======     ======     =======     =======
Total return...............................................        (0.96)%(b)       10.30%     27.84%     (22.63)%    (13.34)%
Ratios and supplemental data:
  Net assets at end of period (millions)...................       $188.6           $195.9     $182.5     $ 137.3     $ 187.0
  Ratios to average net assets:
    Expenses...............................................         0.48%(a)         0.50%      0.53%       0.55%       0.52%
    Net investment income..................................         1.34%(a)         1.52%      1.21%       1.10%       2.07%
  Portfolio turnover rate..................................            4%               8%        21%         15%         10%

--------------------------------------------------------------------------------
(a) Annualized.
(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing primarily in securities of high quality companies.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    7.14%
Five year                                   2.91%
Since inception (5/1/98)                    2.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Blue Chip Portfolio returned 0.55% versus 0.09% for the current benchmark, the S&P 500 Barra Value Index.

Market breadth over the past six months was mixed with only 4 out of 10 sectors generating positive returns. The worst performing sectors of the market during the period were Materials down 7.4%, Industrials down 6.4% and Consumer Discretionary down 5.7%. All three sectors reflected investors increasing concern over the direction of the global economy. The best performing sectors were Energy up 25.6%, Utilities up 14.3%, and Health Care up 7.9%. So far this year, the largest stocks in the benchmark S&P 500 Barra Value Index continued to underperform. During the second quarter, the largest cap quintile in the benchmark underperformed the benchmark by 76 basis points. June alone saw the largest cap quintile underperform the benchmark by 75 basis points. On a year-to-date basis, the largest cap quintile has underperformed the benchmark by 257 basis points! This is at odds with the performance one would expect when profit growth is decelerating and the Fed is raising rates. In such an environment, the market usually favors larger, higher quality companies. We saw a move towards large cap and higher quality earlier in the year, but as the above data suggests, the market continues to favor mid and small cap companies, which is a headwind for a large cap oriented fund like the Ohio National Blue Chip Portfolio.(1)

Positive sector selection influences upon performance relative to the S&P 500 Barra Value Index included an overweight position in Energy (contribution of 0.76%), an underweight in Industrials (contribution 0.14%), and an underweight in Financials (contribution of 0.11%).(1)

Negative sector selection influences upon relative performance included an underweight in Utilities (contribution of (0.20%)), an underweight in Health Care (contribution of (0.04%)) and an overweight in Information Technology (contribution of (0.03%)).(1)

Positive influences on relative performance included favorable security selection in Health Care, Technology, Consumer Staples, Utilities and Financials. Noteworthy performances in these sectors included McKesson Corp. up 42.8%, AmerisourceBergen Corp. up 17.9%, SunGard Data Systems, Inc. up 21.9%, Intel Corp. up 13.6%, Altria Group, Inc. up 8.2%, Safeway, Inc. up 14.7%, Edison International up 28.3%, and The Allstate Corp. up 16.7%.(1)

Negative influences on relative performance included unfavorable security selection in Energy ((0.73%) contribution as the large integrated international oil companies lagged their higher beta peers), Industrials ((0.54%) Contribution as Tyco International Ltd. and Eaton Corp. both fell over 15%), Consumer Discretionary ((0.24%) contribution as McDonald's Corp., Time Warner, Inc. and News Corp. All fell over 13%).(1)

The top five contributing names to the Portfolio's return during the reporting period were: McKesson Corp. +0.66%, Apache Corp. +0.55%, The Allstate Corp. +0.43%, Edison International +0.30% and Marathon Oil Corp. +0.29%. The bottom five contributing names to the Portfolio's return were: Tyco International Ltd. (0.54%), Fannie Mae (0.38%), McDonald's Corp. (0.26%), International Business Machines (0.26%) and JPMorgan Chase & Co. (0.25%).(1)

The largest industry group overweight in the Portfolio is in the Insurance group (we are simultaneously underweighted Diversified Financials and Commercial Banks), where we are 445 basis points over weighted the benchmark weight of 8.26%. During the first six months of 2005, Insurance has been the top contributor to Portfolio performance on an industry basis. The other industries contributing to Portfolio performance were Health Care Equipment and Services, Food, Beverages, Tobacco, Media, Pharmaceuticals and Biotechnology.(1)

We continue to be positioned for an economy that continues to grow but at a decelerating rate. This, combined with our outlook for slowing profit gains across the market, has resulted in our positioning the Portfolio with less of a cyclical

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

bias. The Portfolio is overweight Consumer Staples (tobacco, food retail, and Tyson Foods, Inc.), Energy (mostly the large integrated oil companies like Exxon Mobil Corp., Chevron Texaco Corp. and BP PLC), and Telecommunication Services (Verizon Communications, Inc., SBC Communications, Inc., Alltel Corp. and Vodafone Group PLC). The Portfolio is underweight Industrials, Utilities and Materials. During the second quarter, we continued to add to our holdings in Telecommunication Services (better value than Utilities), Consumer Staples, Financials (should do well when the Fed is done raising rates), and Consumer Discretionary (mostly McDonald's Corp. and Gannett Co., Inc.). We continued to trim exposure to Utilities (lack of value -acting more like energy plays than income vehicles), Industrials, Information Technology and Materials. We think these changes position the Portfolio to perform better in a more difficult economic environment.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                               BLUE CHIP PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)           S&P 500 BARRA VALUE INDEX
                                                               ------------------------------       -------------------------
5/1/98                                                                    10000.00                           10000.00
6/98                                                                      10024.00                            9811.00
                                                                          10254.50                           10031.80
6/99                                                                      11456.40                           11427.20
                                                                          10860.70                           11303.80
6/00                                                                      10236.20                           10843.70
                                                                          10977.30                           11991.00
6/01                                                                      11005.80                           11703.20
                                                                          10512.80                           10590.20
6/02                                                                       9608.65                            9589.42
                                                                           8470.02                            8383.07
6/03                                                                       9294.16                            9413.35
                                                                          10721.70                           11047.50
6/04                                                                      11029.50                           11508.20
                                                                          11751.90                           12781.00
6/05                                                                      11816.50                           12792.50

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standard and Poors 500 Barra Value Index is a capitalization-weighted index of all the stocks in the Standard and Poors 500 that have low book-to-price ratios. The index was developed with a base value of 35 on December 31, 1974. The index is rebalanced semi-annually on January 1 and July 1. It is designed so that approximately 50% of the SPX market capitalization is in the Value Index.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                      % of Net Assets
Common Stocks (3)                                96.7
Repurchase Agreements
  Less Net Liabilities                            3.3
                                      ---------------
                                                100.0
                                      ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                     % of Net Assets
 1.  The Allstate Corp.                          3.0
 2.  ChevronTexaco Corp.                         2.8
 3.  Morgan Stanley                              2.8
 4.  Freddie Mac                                 2.8
 5.  Wells Fargo & Co.                           2.7
 6.  Tyco International Ltd.                     2.5
 7.  Exxon Mobil Corp.                           2.5
 8.  Bank of America Corp.                       2.5
 9.  Altria Group, Inc.                          2.4
10.  SBC Communications, Inc.                    2.3

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Financials                               35.4
      Consumer Discretionary                   12.8
      Energy                                    9.1
      Telecommunication Services                7.6
      Consumer Staples                          7.5
      Health Care                               7.4
      Information Technology                    6.4
      Industrials                               5.1
      Utilities                                 3.4
      Materials                                 2.0
                                    ---------------
                                               96.7
                                    ===============

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 96.7%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 12.8%
AUTO COMPONENTS - 1.6%
Johnson Controls, Inc. ............       4,200   $   236,586
The Goodyear Tire & Rubber Co.
  (a)..............................      18,200       271,180
                                                  -----------
                                                      507,766
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -1.9%
McDonald's Corp. ..................      21,200       588,300
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 1.2%
Mattel, Inc. ......................      20,900       382,470
                                                  -----------
MEDIA - 5.9%
Gannett Co., Inc. .................       7,500       533,475
Interpublic Group of Companies,
  Inc. (a).........................      31,900       388,542
News Corp. ........................      19,900       321,982
Time Warner, Inc. (a)..............      34,900       583,179
                                                  -----------
                                                    1,827,178
                                                  -----------
SPECIALTY RETAIL - 2.2%
The Gap Inc. ......................      23,000       454,250
The Home Depot, Inc. ..............       6,300       245,070
                                                  -----------
                                                      699,320
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                 4,005,034
                                                  -----------
CONSUMER STAPLES - 7.5%
BEVERAGES - 0.5%
The Coca-Cola Co. .................       3,600       150,300
                                                  -----------
FOOD & STAPLES RETAILING - 2.3%
Safeway, Inc. .....................      17,500       395,325
SUPERVALU, Inc. ...................       9,700       316,317
                                                  -----------
                                                      711,642
                                                  -----------
FOOD PRODUCTS - 1.6%
Tyson Foods, Inc. .................      28,200       501,960
                                                  -----------
TOBACCO - 3.1%
Altria Group, Inc. ................      11,400       737,124
UST, Inc. .........................       5,100       232,866
                                                  -----------
                                                      969,990
                                                  -----------
TOTAL CONSUMER STAPLES.............                 2,333,892
                                                  -----------
ENERGY - 9.1%
OIL & GAS - 9.1%
Apache Corp. ......................       7,600       490,960
BP PLC - ADR.......................       5,000       311,900
ChevronTexaco Corp. ...............      15,800       883,536
Exxon Mobil Corp. .................      13,512       776,535
Total SA - ADR.....................       3,300       385,605
                                                  -----------
TOTAL ENERGY.......................                 2,848,536
                                                  -----------
FINANCIALS - 35.4%
CAPITAL MARKETS - 3.8%
Merrill Lynch & Co., Inc. .........       5,700       313,557
Morgan Stanley.....................      16,700       876,249
                                                  -----------
                                                    1,189,806
                                                  -----------

                                                     FAIR
COMMON STOCKS - 96.7%                  SHARES        VALUE
-------------------------------------------------------------
COMMERCIAL BANKS - 8.7%
Bank of America Corp. .............      16,900   $   770,809
Fifth Third Bancorp................       7,700       317,317
US Bancorp.........................       5,100       148,920
Wachovia Corp. ....................      13,200       654,720
Wells Fargo & Co. .................      13,500       831,330
                                                  -----------
                                                    2,723,096
                                                  -----------
CONSUMER FINANCE - 1.9%
MBNA Corp. ........................      22,700       593,832
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 3.6%
Citigroup, Inc. ...................      11,133       514,679
JPMorgan Chase & Co. ..............      17,300       611,036
                                                  -----------
                                                    1,125,715
                                                  -----------
INSURANCE - 12.7%
ACE Ltd. ..........................      10,900       488,865
American International Group,
  Inc. ............................       9,600       557,760
Hartford Financial Services Group,
  Inc. ............................       6,300       471,114
MBIA, Inc. ........................       8,300       492,273
MetLife, Inc. .....................       7,300       328,062
Nationwide Financial Services......       8,200       311,108
RenaissanceRe Holdings Ltd. .......       7,800       384,072
The Allstate Corp. ................      15,800       944,050
                                                  -----------
                                                    3,977,304
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 4.7%
Fannie Mae.........................       5,800       338,720
Freddie Mac........................      13,300       867,559
New York Community Bancorp,
  Inc. ............................      13,900       251,868
                                                  -----------
                                                    1,458,147
                                                  -----------
TOTAL FINANCIALS...................                11,067,900
                                                  -----------
HEALTH CARE - 7.4%
HEALTH CARE EQUIPMENT &
  SUPPLIES - 0.8%
Baxter International, Inc. ........       6,400       237,440
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 4.3%
AmerisourceBergen Corp. ...........       7,800       539,370
HCA, Inc. .........................       2,300       130,341
McKesson Corp. ....................      15,400       689,766
                                                  -----------
                                                    1,359,477
                                                  -----------
PHARMACEUTICALS - 2.3%
Abbott Laboratories................       7,100       347,971
Pfizer, Inc. ......................      13,633       375,998
                                                  -----------
                                                      723,969
                                                  -----------
TOTAL HEALTH CARE..................                 2,320,886
                                                  -----------
INDUSTRIALS - 5.1%
AEROSPACE & DEFENSE - 1.1%
Northrop Grumman Corp. ............       5,956       329,069
                                                  -----------
INDUSTRIAL CONGLOMERATES - 2.5%
Tyco International Ltd. ...........      26,600       776,720
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 96.7%                  SHARES        VALUE
-------------------------------------------------------------
MACHINERY - 1.5%
Eaton Corp. .......................       8,000   $   479,200
                                                  -----------
TOTAL INDUSTRIALS..................                 1,584,989
                                                  -----------
INFORMATION TECHNOLOGY - 6.4%
COMMUNICATIONS EQUIPMENT - 1.1%
Motorola, Inc. ....................      18,700       341,462
                                                  -----------
COMPUTERS & PERIPHERALS - 2.1%
Hewlett-Packard Co. ...............      16,700       392,617
International Business Machines
  Corp. ...........................       3,400       252,280
                                                  -----------
                                                      644,897
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 2.2%
Analog Devices, Inc. ..............       4,600       171,626
Intel Corp. .......................      20,400       531,624
                                                  -----------
                                                      703,250
                                                  -----------
SOFTWARE - 1.0%
Microsoft Corp. ...................      12,800       317,952
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                 2,007,561
                                                  -----------
MATERIALS - 2.0%
CHEMICALS - 0.9%
PPG Industries, Inc. ..............       4,700       294,972
                                                  -----------
METALS & MINING - 1.1%
Alcoa, Inc. .......................       7,800       203,814
United States Steel Corp. .........       4,100       140,917
                                                  -----------
                                                      344,731
                                                  -----------
TOTAL MATERIALS....................                   639,703
                                                  -----------
TELECOMMUNICATION SERVICES - 7.6%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 6.9%
Alltel Corp. ......................       6,600       411,048
SBC Communications, Inc. ..........      30,200       717,250
Sprint Corp. ......................      12,900       323,661
Verizon Communications, Inc. ......      20,330       702,401
                                                  -----------
                                                    2,154,360
                                                  -----------

                                                     FAIR
COMMON STOCKS - 96.7%                  SHARES        VALUE
-------------------------------------------------------------
WIRELESS TELECOMMUNICATION
  SERVICES - 0.7%
Vodafone Group PLC - ADR...........       8,700   $   211,584
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                 2,365,944
                                                  -----------
UTILITIES - 3.4%
ELECTRIC UTILITIES - 2.1%
American Electric Power Co.,
  Inc. ............................       8,700       320,769
Edison International...............       8,200       332,510
                                                  -----------
                                                      653,279
                                                  -----------
GAS UTILITIES - 1.3%
NiSource, Inc. ....................      16,300       403,099
                                                  -----------
TOTAL UTILITIES....................                 1,056,378
                                                  -----------
TOTAL COMMON STOCKS (COST
  $27,557,454).....................               $30,230,823
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 3.4%           AMOUNT        VALUE
-------------------------------------------------------------
US Bank 2.100% 07/01/05............  $1,046,000   $ 1,046,000
                                                  -----------
 Repurchase price $1,046,062
 Collateralized by:
  Freddie Mac Gold Mortgage Back
  Pool
  #C01528 5.000% 04/01/33
  Fair Value: $429,702
  Freddie Mac Gold Mortgage Back
  Pool #E99430 4.500% 09/01/18
  Fair Value: $637,205
TOTAL REPURCHASE AGREEMENTS (COST
  $1,046,000)......................               $ 1,046,000
                                                  -----------
TOTAL INVESTMENTS - 100.1%
(COST $28,603,454) (B).............               $31,276,823
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (0.1)%..................                   (19,781)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $31,257,042
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
  ADR: American Depository Receipts
Footnotes:
(a)  Non-Income Producing
(b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $28,603,454)......................  $31,276,823
  Cash......................................        1,657
  Receivable for fund shares sold...........          583
  Dividends and accrued interest
    receivable..............................       45,254
                                              -----------
    Total assets............................   31,324,317
                                              -----------
Liabilities:
  Payable for securities purchased..........       16,210
  Payable for fund shares redeemed..........       19,750
  Payable for investment management
    services................................       20,358
  Accrued custody expense...................          517
  Accrued professional fees.................        4,864
  Accrued accounting fees...................        2,460
  Accrued printing and proxy fees...........        2,085
  Other accrued expenses....................        1,031
                                              -----------
    Total liabilities.......................       67,275
                                              -----------
Net assets..................................  $31,257,042
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,839,444
  Paid-in capital in excess of par value....   27,435,188
  Accumulated net realized losses on
    investments.............................   (1,976,082)
  Net unrealized appreciation on
    investments.............................    2,673,369
  Undistributed net investment income.......      285,123
                                              -----------
Net assets..................................  $31,257,042
                                              ===========
Shares outstanding..........................    2,839,444
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========

Net asset value per share...................  $     11.01
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest...................................  $    12,588
  Dividends (net of withholding tax of
    $1,659)..................................      319,312
  Other......................................          248
                                               -----------
    Total investment income..................      332,148
                                               -----------
Expenses:
  Management fees............................      137,380
  Custodian fees.............................        2,409
  Directors' fees............................          934
  Professional fees..........................        5,225
  Accounting fees............................       10,043
  Printing and proxy fees....................        1,985
  Other......................................          243
                                               -----------
    Total expenses...........................      158,219
                                               -----------
    Net investment income....................      173,929
                                               -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................    1,689,627
  Change in unrealized
    appreciation/depreciation
    on investments...........................   (1,701,032)
                                               -----------
    Net realized/unrealized gains (losses) on
      investments............................      (11,405)
                                               -----------
    Change in net assets from operations.....  $   162,524
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment income.....................................    $   173,929        $   427,367
  Realized gains (losses) on investments....................      1,689,627          1,581,947
  Change in unrealized appreciation/depreciation on
    investments.............................................     (1,701,032)           771,180
                                                                -----------        -----------
    Change in net assets from operations....................        162,524          2,780,494
                                                                -----------        -----------
Distributions to shareholders:
  Distributions paid from net investment income.............             --           (411,920)
                                                                -----------        -----------
Capital transactions:
  Received from shares sold.................................      1,047,356          4,333,619
  Received from dividends reinvested........................             --            411,920
  Paid for shares redeemed..................................     (2,116,863)        (3,048,645)
                                                                -----------        -----------
    Change in net assets from capital transactions..........     (1,069,507)         1,696,894
                                                                -----------        -----------
      Change in net assets..................................       (906,983)         4,065,468
Net Assets:
  Beginning of period.......................................     32,164,025         28,098,557
                                                                -----------        -----------
  End of period.............................................    $31,257,042        $32,164,025
                                                                ===========        ===========
  Undistributed net investment income.......................    $   285,123        $   111,194
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2005        ----------------------------------------
                                                                (UNAUDITED)          2004       2003       2002        2001
                                                              ----------------      ------     ------     -------     ------
Per share operating performance:
Net asset value, beginning of period........................       $10.95           $10.12     $ 8.10     $ 10.15     $10.66
Investment activities:
  Net investment income.....................................         0.06             0.15       0.12        0.08       0.06
  Net realized and unrealized gains (losses) on
    investments.............................................           --             0.82       2.02       (2.05)     (0.51)
                                                                   ------           ------     ------     -------     ------
    Total from investment activities........................         0.06             0.97       2.14       (1.97)     (0.45)
                                                                   ------           ------     ------     -------     ------
Distributions:
  Distributions from net investment income..................           --            (0.14)     (0.12)      (0.08)     (0.06)
                                                                   ------           ------     ------     -------     ------
Net asset value, end of period..............................       $11.01           $10.95     $10.12     $  8.10     $10.15
                                                                   ======           ======     ======     =======     ======
Total return................................................         0.55%(b)         9.61%     26.58%     (19.43)%    (4.23)%
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $ 31.3           $ 32.2     $ 28.1     $  10.9     $ 10.2
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses..............................................         1.01%(a)         0.84%      0.97%       1.17%      1.20%
      Net investment income.................................         1.11%(a)         1.45%      1.36%       0.95%      0.63%
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses..............................................         1.01%(a)         0.99%      1.10%       1.17%      1.20%
Portfolio turnover rate.....................................           33%              52%        70%         22%        27%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated Baa or lower by Moodys, or BBB or lower by S&P or Fitch.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     8.57%
Five year                                    6.96%
Since inception (5/1/98)                     4.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National High Income Bond Portfolio returned 0.35% versus 1.11% for the current benchmark, the Lehman Brothers High Yield Bond Index.

The Fund underperformed the Lehman Brothers High Yield Bond Index for the reporting period. The Portfolio was negatively impacted by its overweight to the weaker performing B-rated and Caa-rated quality sectors and its underweight to the Ba-rated sector. The Portfolio's overweight in building materials and consumer products negatively impacted performance as did the Portfolio's underweight in the Energy, Financial and Telecommunication Services sectors. Poor security selection in consumer products, entertainment, retail and electric utilities also negatively impacted performance. Specific holdings which negatively impacted performance included Allied Holdings, Inc., General Nutrition Centers, Simmons Co., CDRV Investors, Inc. General Motors Corp., Cooper-Standard Automotive, Inc., Tembec Industries, Inc., Mercer International, Inc., Cinemark USA, Inc., and Nortek Holdings, Inc. The Portfolio was positively impacted by its underweight in media-cable and transportation (mainly the airline sub-sector) issues and good security selection in chemical, food and beverage, and media-non cable issues. The Portfolio was also positively impacted by specific holdings in Advanstar Communications, Inc., Ardent Health Services, Inc., AT&T Corp., ASG Consolidated LLC, and HCA, Inc.(1)

As noted above, the Lehman Brothers High Yield Bond Index returned 1.11% versus a 2.51% return for the Lehman Brothers U.S. Aggregate Bond Index, a measure of high quality bond performance. The general interest rate environment was mixed. For example, the interest rate on shorter-maturity Treasury securities rose in response to the Federal Reserve's "measured" rise in the Fed Funds rate, while interest rates for longer-maturity Treasury securities fell in response to strong demand for those securities, modest inflation expectations and concerns about the sustainability of the U.S. economic expansion in light of the Federal Reserve's interest rate policy and historically high oil prices. Concerns about the sustainability of the U.S. economy, coupled with ratings downgrades and earnings weakness at General Motors and Ford, negatively impacted the high yield market when compared to the higher quality bond markets. For example, the risk premium or spread between the Credit Suisse First Boston High Yield Bond Index and U.S. Treasury securities increased from 3.46% on December 31, 2004 to 4.06% on June 30, 2005. These credit concerns can also be seen in the performance of the various credit tiers in the high yield market as the higher quality Ba-rated sector, which returned 2.27%, outperformed the lower quality B-rated and Caa-rated sectors, which returned 1.06% and (1.19%) respectively. Among larger industries within the high yield market, telecommunications/wireless, financials, textiles and energy turned in very strong performance while automobiles, building materials, consumer products, media-cable, transportation (heavily influenced by the airline sub sector) and paper underperformed the overall market.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                HIGH INCOME BOND PORTFOLIO       LEHMAN BROTHERS HIGH YIELD BOND
                                                            (COMMENCED OPERATIONS MAY 1, 1998)                INDEX
                                                            ----------------------------------   -------------------------------
5/1/98                                                                   10000.00                            10000.00
6/98                                                                     10090.00                            10343.00
                                                                          9958.83                            10838.40
6/99                                                                     10172.00                            10775.60
                                                                         10157.70                            10880.10
6/00                                                                      9963.70                            11229.30
                                                                          9435.62                            11979.50
6/01                                                                      9655.47                            12389.20
                                                                          9838.92                            12971.50
6/02                                                                      9857.62                            13599.30
                                                                         10230.20                            13154.60
6/03                                                                     11615.40                            15586.80
                                                                         12560.90                            16966.30
6/04                                                                     12848.50                            17195.30
                                                                         13900.80                            18853.00
6/05                                                                     13949.50                            19062.20

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the Index is open to direct investment.

The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity. The index is unmanaged, and investments cannot be made in an index.

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                      % of Net Assets
 1.  Targeted Return Index
     Securities
     (High Yield TRAINS) 8.280%
     08/01/15                                     2.8
 2.  AT&T Corp. 9.750% 11/15/31                   1.3
 3.  Dow Jones CDX High Yield Pass-
     Through Certificates Series
     2004-T3 8.000% 06/29/10                      1.0
 4.  Qwest Corp. 9.125% 03/15/12                  0.9
 5.  Qwest Services Corp. 13.500%
     12/15/10                                     0.8
 6.  Edison Mission Energy 9.875%
     04/15/11                                     0.8
 7.  Dex Media West LLC/Dex Media
     Finance Co. 9.875% 08/15/13                  0.7
 8.  Kabel Deutschland GmbH 10.625%
     07/01/14                                     0.7
 9.  General Motors Acceptance
     Corp. 6.875% 09/15/11                        0.6
10.  Nextel Communications, Inc.
     7.375% 08/01/15                              0.6

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Corporate Bonds (3)(4)                          93.0
Convertible Bonds (3)(4)                         0.2
Preferred Stocks (3)                             0.2
Common Stocks (3)                                0.1
Warrants (3)                                     0.1
Repurchase Agreements and Other Net
  Assets                                         6.4
                                     ---------------
                                               100.0
                                     ===============

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors (Combined):

                                    % of Net Assets
      Consumer Discretionary                   29.0
      Materials                                12.0
      Industrials                              11.3
      Consumer Staples                          8.3
      Telecommunication Services                7.4
      Health Care                               6.7
      Financials                                6.6
      Utilities                                 5.8
      Energy                                    3.4
      Information Technology                    3.1
                                    ---------------
                                               93.6
                                    ===============

(4) Bond Credit Quality: (Standard & Poor's Ratings)

                                   % of Total Bonds
      BBB                                       0.5
      BB                                       23.7
      B                                        52.4
      CCC                                      21.7
      CC & Below                                0.5
      Not Rated                                 1.2

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 28.9%
AUTO COMPONENTS - 2.4%
Advanced Accessory Systems LLC
  10.750% 06/15/11.................  $  100,000   $    81,000
Collins & Aikman Floorcoverings,
  Inc. 9.750% 02/15/10.............     100,000       104,000
Cooper-Standard Automotive, Inc.
  8.375% 12/15/14..................     175,000       139,125
Stanadyne Holdings, Inc. 0.000% to
  08/15/09 then 12.000% 02/15/15...      75,000        40,875
Stanadyne Corp. 10.000% 08/15/14...     125,000       118,750
Stoneridge, Inc. 11.500%
  05/01/12.........................     100,000       102,500
Tenneco Automotive, Inc.
  8.625% 11/15/14..................     150,000       151,500
TRW Automotive
   9.375% 02/15/13.................     100,000       111,250
  11.000% 02/15/13.................     123,000       142,065
United Components, Inc.
  9.375% 06/15/13..................     125,000       126,562
                                                  -----------
                                                    1,117,627
                                                  -----------
AUTOMOBILES - 0.6%
General Motors Corp.
  7.125% 07/15/13..................     100,000        90,000
  8.375% 07/15/33..................     250,000       210,000
                                                  -----------
                                                      300,000
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -7.7%
155 East Tropicana LLC 8.750%
  04/01/12 (b).....................     100,000        97,750
Boyd Gaming Corp.
  8.750% 04/15/12..................     100,000       109,125
  7.750% 12/15/12..................      50,000        53,687
Caesars Entertainment, Inc.
  7.875% 03/15/10..................     150,000       168,750
  8.125% 05/15/11..................     100,000       115,500
Carrols Corp. 9.000%
  01/15/13 (b).....................      75,000        76,312
Domino's, Inc. 8.250% 07/01/11.....      55,000        58,850
Gaylord Entertainment Co.
  8.000% 11/15/13..................      75,000        79,219
  6.750% 11/15/14..................      75,000        73,688
Harrah's Operating Co., Inc. 7.875%
  12/15/05.........................      75,000        76,312
Herbst Gaming, Inc. 7.000%
  11/15/14.........................      50,000        50,625
Intrawest Corp. 7.500% 10/15/13....     150,000       154,687
Isle of Capri Casinos, Inc.
  9.000% 03/15/12..................      50,000        54,625
  7.000% 03/01/14..................     100,000       101,000
Kerzner International Ltd. 8.875%
  08/15/11.........................     100,000       107,500
Landrys Restaurants, Inc. 7.500%
  12/15/14.........................     150,000       145,875
Majestic Star Casino LLC 9.500%
  10/15/10.........................      75,000        77,625
Mandalay Resort Group
  10.250% 08/01/07.................     175,000       193,375
   9.375% 02/15/10.................      65,000        72,963

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE
  (CONTINUED)
MGM Mirage Inc.
  9.750% 06/01/07..................  $  150,000   $   163,312
  6.000% 10/01/09..................      25,000        25,250
  8.500% 09/15/10..................      75,000        83,625
  8.375% 02/01/11..................     100,000       109,500
  5.875% 02/27/14..................     150,000       146,438
Mohegan Tribal Gaming Authority
  6.375% 07/15/09..................      50,000        51,250
  8.000% 04/01/12..................      50,000        53,750
MTR Gaming Group, Inc. 9.750%
  04/01/10.........................     100,000       109,000
Penn National Gaming, Inc. 6.750%
  03/01/15 (b).....................     150,000       149,625
Royal Caribbean Cruises Ltd. 8.000%
  05/15/10.........................      75,000        83,438
Starwood Hotels & Resorts
  Worldwide, Inc.
  7.375% 05/01/07..................     150,000       157,500
  7.875% 05/01/12..................      75,000        84,938
Station Casinos, Inc.
  6.000% 04/01/12..................      50,000        51,000
  6.500% 02/01/14..................     100,000       102,500
Universal City Development Partners
  11.750% 04/01/10.................     200,000       230,500
Universal City Florida
  7.960% 05/01/10 (c)..............      50,000        52,125
  8.375% 05/01/10..................      50,000        52,375
                                                  -----------
                                                    3,573,594
                                                  -----------
HOUSEHOLD DURABLES - 2.2%
Ames True Temper, Inc. 10.000%
  07/15/12.........................     175,000       141,750
Da-lite Screen Co, Inc. 9.500%
  05/15/11.........................      75,000        80,250
Hines Nurseries, Inc. 10.250%
  10/01/11.........................      75,000        77,625
Norcraft Companies LLC 9.000%
  11/01/11.........................      75,000        77,625
Norcraft Holdings/Capital 0.000% to
  09/01/08 then 9.750% 09/01/12....     225,000       156,375
Sealy Mattress Co. 8.250%
  06/15/14.........................     150,000       152,250
Simmons Co.
  7.875% 01/15/14..................      75,000        64,875
  0.000% to 12/15/09 then 10.000%
    12/15/14 (b)...................     125,000        56,875
Telex Communications, Inc. 11.500%
  10/15/08.........................     100,000       107,500
Tempur-Pedic Inc and Tempur
  Production USA, Inc. 10.250%
  08/15/10.........................     108,000       119,340
                                                  -----------
                                                    1,034,465
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 1.3%
Jostens Holding Corp. 0.000% to
  12/01/08 then 10.250% 12/01/13...  $  350,000   $   248,500
Jostens IH Corp. 7.625% 10/01/12...     125,000       124,062
K2, Inc. 7.375% 07/01/14...........     100,000       105,750
True Temper Sports, Inc. 8.375%
  09/15/11.........................     125,000       116,563
                                                  -----------
                                                      594,875
                                                  -----------
MEDIA - 12.9%
AAC Group Holding Corp. 0.000% to
  10/01/08 then 10.250%
  10/01/12 (b).....................     175,000       119,000
Advanstar Communications, Inc.
  12.000% 02/15/11.................     150,000       160,875
Advanstar, Inc. 0.000% to 10/15/05
  then 15.000% 10/15/11............     100,000        99,625
Affinity Group, Inc. 9.000%
  02/15/12.........................      75,000        76,312
AMC Entertainment, Inc. 9.875%
  02/01/12.........................     200,000       199,500
American Achievement Corp. 8.250%
  04/01/12.........................      50,000        50,500
American Media Operations, Inc.
  10.250% 05/01/09.................      75,000        75,375
   8.875% 01/15/11.................     100,000        95,250
Cablevision Systems Corp. 8.000%
  04/15/12.........................     100,000        98,500
CBD Media Holdings/Finance 9.250%
  07/15/12.........................     175,000       178,062
CBD Media, Inc. 8.625% 06/01/11....      50,000        51,750
Charter Communications Holdings II
  LLC 10.250% 09/15/10.............     275,000       279,469
Charter Communications Holdings LLC
  9.920% 04/01/11..................     200,000       147,000
Cinemark USA, Inc. 9.000%
  02/01/13.........................      50,000        51,625
Cinemark, Inc. 0.000% to 03/15/09
  then 9.750% 03/15/14.............     275,000       184,250
CSC Holdings, Inc.
  7.250% 07/15/08..................     150,000       151,125
  8.125% 07/15/09..................     100,000       101,750
  6.750% 04/15/12 (b)..............      50,000        47,250
Dex Media East LLC/Dex Media East
  Finance Co. 12.125% 11/15/12.....     130,000       156,325
Dex Media West LLC/Dex Media
  Finance Co. 9.875% 08/15/13......     297,000       340,065
Dex Media, Inc. 0.000% to 11/15/08
  then 9.000% 11/15/13.............     275,000       222,750
DirecTV Holdings LLC
  8.375% 03/15/13..................     146,000       162,425
  6.375% 06/15/15 (b)..............     100,000       100,000
EchoStar DBS Corp.
  5.750% 10/01/08..................     200,000       199,750
  6.375% 10/01/11..................      50,000        49,812
  6.625% 10/01/14..................      50,000        49,625
Emmis Communications Corp. 9.314%
  06/15/12 (b) (c).................      75,000        76,687
Houghton Mifflin Co. 0.000% to
  10/15/08 then 11.500% 10/15/13...     175,000       128,625

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
MEDIA (CONTINUED)
Kabel Deutschland GmbH 10.625%
  07/01/14 (b).....................  $  300,000   $   327,000
Lamar Media Corp. 7.250%
  01/01/13.........................      50,000        53,000
LCE Acquisition Corp.
  9.000% 08/01/14 (b)..............     200,000       194,500
Lodgenet Entertainment Corp. 9.500%
  06/15/13.........................      75,000        82,125
PanAmSat Corp. 9.000% 08/15/14.....      82,000        89,892
PanAmSat Holding Corp. 0.000% to
  11/01/09 then 10.375% 11/01/14...     375,000       259,688
Primedia, Inc. 8.875% 05/15/11.....     100,000       105,250
Quebecor Media, Inc.
   0.000% to 07/15/06 then 13.750%
  07/15/11.........................      50,000        50,563
  11.125% 07/15/11.................      50,000        55,813
Rainbow National Services LLC
  10.375% 09/01/14 (b).............     175,000       202,125
RH Donnelley Finance Corp. 10.875%
  12/15/12.........................     100,000       116,750
Sinclair Broadcast Group, Inc.
  8.750% 12/15/11..................     100,000       105,500
The Reader's Digest Association
  Inc. 6.500% 03/01/11.............     100,000       102,000
Vertis, Inc. 10.875% 06/15/09......     250,000       240,000
WDAC Subsidiary Corp. 8.375%
  12/01/14 (b).....................     225,000       216,000
XM Satellite Radio, Inc. 12.000%
  06/15/10.........................      47,000        53,110
Yell Finance BV
   0.000% to 08/01/06 then 12.500%
  08/01/11.........................      65,000        65,488
  10.750% 08/01/11.................      33,000        36,548
                                                  -----------
                                                    6,008,634
                                                  -----------
MULTILINE RETAIL - 0.5%
JC Penney Co., Inc. 9.000%
  08/01/12.........................     200,000       237,500
                                                  -----------
SPECIALTY RETAIL - 0.8%
Affinity Group, Inc. 10.875%
  02/15/12.........................     100,000        97,250
FTD, Inc. 7.750% 02/15/14..........     122,000       120,170
NBC Acquisition Corp. 0.000% to
  3/15/08 then 11.000% 03/15/13....      50,000        36,000
Nebraska Book Co., Inc. 8.625%
  03/15/12.........................      50,000        46,875
United Auto Group, Inc. 9.625%
  03/15/12.........................      75,000        80,437
                                                  -----------
                                                      380,732
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
TEXTILES, APPAREL & LUXURY
  GOODS - 0.5%
Phillips-Van Heusen 8.125%
  05/01/13.........................  $   50,000   $    54,375
Warnaco, Inc. 8.875% 06/15/13......     100,000       111,000
William Carter Co. Ser. B. 10.875%
  08/15/11.........................      65,000        73,135
                                                  -----------
                                                      238,510
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                13,485,937
                                                  -----------
CONSUMER STAPLES - 8.1%
BEVERAGES - 0.5%
Constellation Brands, Inc. 8.000%
  02/15/08.........................      75,000        80,250
Cott Beverages, Inc. 8.000%
  12/15/11.........................      50,000        53,875
Reddy Ice Holdings, Inc. 0.000% to
  11/01/08 then 10.500%
  11/01/12 (b).....................     150,000       108,750
                                                  -----------
                                                      242,875
                                                  -----------
FOOD & STAPLES RETAILING - 1.0%
Couche-Tard US LP/Couche-Tard
  Finance Corp. 7.500% 12/15/13....     125,000       131,875
GNC Corp. 8.500% 12/01/10..........      50,000        40,250
Jean Coutu Group PJC, Inc. 8.500%
  08/01/14.........................     125,000       124,062
Rite Aid Corp. 8.125% 05/01/10.....     175,000       181,125
                                                  -----------
                                                      477,312
                                                  -----------
FOOD PRODUCTS - 4.7%
American Seafoods Group LLC 10.125%
  04/15/10.........................     125,000       134,062
ASG Consolidated LLC/Finance Inc.
  0.000% to 11/01/08 then 11.500%
  11/01/11.........................     300,000       216,750
B & G Foods Holding Corp. 8.000%
  10/01/11.........................     125,000       129,844
Birds Eye Foods, Inc. 11.875%
  11/01/08.........................      24,000        24,930
Del Monte Corp.
  8.625% 12/15/12..................      50,000        55,250
  6.750% 02/15/15 (b)..............     225,000       230,625
Dole Food Co, Inc.
  8.625% 05/01/09..................     100,000       107,000
  7.250% 06/15/10..................     100,000       102,000
Eagle Family Foods 8.750%
  01/15/08.........................      75,000        60,375
Gold Kist, Inc. 10.250% 03/15/14...      49,000        55,615
Michael Foods, Inc. 8.000%
  11/15/13.........................     175,000       178,937
National Beef Packing Co. LLC/NB
  Finance Corp. 10.500% 08/01/11...      75,000        71,813
Pierre Foods, Inc. 9.875%
  07/15/12.........................     150,000       155,625
Pilgrim's Pride Corp.
  9.625% 09/15/11..................      50,000        54,875
  9.250% 11/15/13..................      75,000        83,625
Reddy Ice Group, Inc. 8.875%
  08/01/11.........................      75,000        83,625

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
FOOD PRODUCTS (CONTINUED)
Smithfield Foods, Inc.
  8.000% 10/15/09..................  $  175,000   $   189,875
  7.750% 05/15/13..................     125,000       136,875
Swift & Co.
  10.125% 10/01/09.................      50,000        54,750
  12.500% 01/01/10.................      50,000        56,063
                                                  -----------
                                                    2,182,514
                                                  -----------
HOUSEHOLD PRODUCTS - 1.0%
Church & Dwight, Inc. 6.000%
  12/15/12.........................      75,000        76,125
Jarden Corp. 9.750% 05/01/12.......     125,000       132,344
Rayovac Corp. 7.375%
  02/01/15 (b).....................     250,000       243,125
                                                  -----------
                                                      451,594
                                                  -----------
PERSONAL PRODUCTS - 0.6%
Playtex Products, Inc. 9.375%
  06/01/11.........................     150,000       158,625
WH Holdings Ltd. and WH Capital
  Corp. 9.500% 04/01/11............      95,000       102,125
                                                  -----------
                                                      260,750
                                                  -----------
TOBACCO - 0.3%
Commonwealth Brands, Inc. 10.625%
  09/01/08 (b).....................     150,000       158,625
                                                  -----------
TOTAL CONSUMER STAPLES.............                 3,773,670
                                                  -----------
ENERGY - 3.4%
ENERGY EQUIPMENT & SERVICES - 0.2%
Petroleum Helicopters, Inc. 9.375%
  05/01/09.........................     100,000       105,750
                                                  -----------
OIL & GAS - 3.2%
AmeriGas Partners LP 7.250%
  05/20/15 (b).....................     150,000       156,750
Compton Petroleum Corp. 9.900%
  05/15/09.........................     100,000       107,500
El Paso Production Holding Co.
  7.750% 06/01/13..................     100,000       107,250
Holly Energy Partners LP 6.250%
  03/01/15 (b).....................     250,000       245,000
Inergy LLP/Inergy Finance Corp.
  6.875% 12/15/14 (b)..............      50,000        48,875
Pacific Energy Partners LP 7.125%
  06/15/14.........................     100,000       104,625
Pogo Producing Co. 6.625%
  03/15/15 (b).....................     125,000       129,687
Range Resources Corp.
  7.375% 07/15/13..................      50,000        53,500
  6.375% 03/15/15..................      50,000        50,000
Swift Energy Co. 9.375% 05/01/12...     125,000       135,313
Williams Cos., Inc.
  7.625% 07/15/19..................      75,000        84,750
  7.875% 09/01/21..................     250,000       285,625
                                                  -----------
                                                    1,508,875
                                                  -----------
TOTAL ENERGY.......................                 1,614,625
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
FINANCIALS - 6.6%
CONSUMER FINANCE - 1.2%
General Motors Acceptance Corp.
  6.875% 09/15/11..................  $  325,000   $   300,371
  8.000% 11/01/31..................     325,000       290,749
                                                  -----------
                                                      591,120
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 4.1%
Dow Jones CDX High Yield
  Pass-Through Certificates Series
  2004-T3 8.000% 06/29/10 (b)......     450,000       457,594
Global Cash Access LLC 8.750%
  03/15/12.........................     125,000       136,562
Targeted Return Index Securities
  (High Yield TRAINS) 8.280%
  08/01/15 (b) (c).................   1,238,232     1,310,134
                                                  -----------
                                                    1,904,290
                                                  -----------
REAL ESTATE - 1.3%
American Real Estate Partners
  7.125% 02/15/13 (b)..............     150,000       147,750
CB Richard Ellis Services Inc.
  9.750% 05/15/10..................      49,000        54,635
HMH Properties Inc. 7.875%
  08/01/08.........................      17,000        17,340
Host Marriott LP
  7.125% 11/01/13..................     150,000       157,125
  6.375% 03/15/15 (b)..............      50,000        49,750
Ventas Realty LP
  6.625% 10/15/14..................     100,000       101,000
  7.125% 06/01/15 (b)..............      75,000        78,375
                                                  -----------
                                                      605,975
                                                  -----------
TOTAL FINANCIALS...................                 3,101,385
                                                  -----------
HEALTH CARE - 6.7%
HEALTH CARE EQUIPMENT &
  SUPPLIES - 2.2%
Bio Rad Labs, Inc. 6.125%
  12/15/14.........................     100,000       101,500
CDRV Investors Inc. 0.000% to
  01/01/10 then 9.625%
  01/01/15 (b).....................     375,000       185,625
Fisher Scientific International
  Inc.
  8.000% 09/01/13..................     125,000       143,437
  6.750% 08/15/14..................      50,000        52,500
  6.125% 07/01/15 (b)..............     250,000       251,563
Medical Device Manufacturing, Inc.
  10.000% 07/15/12.................     175,000       189,000
Sybron Dental Specialties, Inc.
  8.125% 06/15/12..................      75,000        80,625
                                                  -----------
                                                    1,004,250
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 4.3%
AmeriPath, Inc. 10.500% 04/01/13...     200,000       203,500
AMR Holdco Inc / Emcare Holdco
  10.000% 02/15/15 (b).............      50,000        53,500
Ardent Health Services, Inc.
  10.000% 08/15/13.................     125,000       151,719
Concentra Operating Corp. 9.500%
  08/15/10.........................      50,000        53,500
  9.125% 06/01/12..................      50,000        53,250
Davita, Inc. 7.250% 03/15/15 (b)...     125,000       129,062

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES
  (CONTINUED)
Hanger Orthopedic Group, Inc.
  10.375% 02/15/09.................  $   50,000   $    46,375
HCA, Inc.
  8.750% 09/01/10..................     175,000       199,764
  6.750% 07/15/13..................     275,000       290,742
  6.375% 01/15/15..................     150,000       156,016
  7.500% 11/06/33..................     125,000       135,067
Magellan Health Services Inc.
  9.375% 11/15/08..................      50,000        53,500
National Mentor, Inc. 9.625%
  12/01/12 (b).....................     125,000       132,187
Psychiatric Solutions, Inc. 7.750%
  07/15/15 (b).....................      75,000        75,000
Tenet Healthcare Corp.
  9.875% 07/01/14..................      75,000        80,813
  9.250% 02/01/15 (b)..............      75,000        78,188
Vanguard Health Holdings Co. 9.000%
  10/01/14.........................      75,000        81,375
VWR International Inc. 8.000%
  04/15/14.........................      50,000        47,875
                                                  -----------
                                                    2,021,433
                                                  -----------
PHARMACEUTICALS - 0.2%
Leiner Health Products, Inc.
  11.000% 06/01/12.................     100,000        98,500
                                                  -----------
TOTAL HEALTH CARE..................                 3,124,183
                                                  -----------
INDUSTRIALS - 11.2%
AEROSPACE & DEFENSE - 1.7%
Alliant Techsystems, Inc. 8.500%
  05/15/11.........................      75,000        80,437
Argo Tech Corp. 9.250% 06/01/11....      75,000        81,750
Hawk Corp. 8.750% 11/01/14.........     100,000       102,000
K & F Acquisition, Inc. 7.750%
  11/15/14.........................      50,000        51,375
K & F Parent, Inc. 11.500%
  02/01/15 (b).....................      50,000        53,125
L-3 Communications Corp. 6.125%
  01/15/14.........................     225,000       226,125
Standard Aero Holdings, Inc. 8.250%
  09/01/14 (b).....................     100,000       106,000
TransDigm, Inc. 8.375% 07/15/11....     100,000       106,500
                                                  -----------
                                                      807,312
                                                  -----------
BUILDING PRODUCTS - 1.5%
Associated Materials, Inc.
  9.750% 04/15/12..................      50,000        52,000
  0.000% to 03/01/09 then 11.250%
    03/01/14.......................     125,000        80,000
Brand Services, Inc. 12.000%
  10/15/12.........................     150,000       161,250
Goodman Global Holdings, Inc.
  6.410% 06/15/12 (b) (c)..........      50,000        49,500
  7.875% 12/15/12 (b)..............     200,000       186,000
Nortek, Inc. 8.500% 09/01/14.......      50,000        46,750
NTK Holdings, Inc. 0.000% to
  09/01/09 then 10.750%
  03/01/14 (b).....................     125,000        59,375
Ply Gem Industries, Inc. 9.000%
  02/15/12.........................      75,000        63,750
                                                  -----------
                                                      698,625
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
COMMERCIAL SERVICES &
  SUPPLIES - 3.5%
Aearo Corp. 8.250% 04/15/12........  $  125,000   $   125,625
Allied Waste North America
  8.875% 04/01/08..................     225,000       237,375
  9.250% 09/01/12..................      50,000        54,250
Clean Harbors, Inc. 11.250%
  07/15/12 (b).....................     100,000       111,500
Danka Business Systems PLC 11.000%
  06/15/10.........................      50,000        40,250
Hydrochem Industrial Services, Inc.
  9.250% 02/15/13 (b)..............     100,000        93,000
Insurance Auto Auctions, Inc.
  11.000% 04/01/13 (b).............     100,000       103,463
Knowledge Learning Corp. 7.750%
  02/01/15 (b).....................     200,000       192,000
NationsRent Companies Inc.
  9.500% 10/15/10..................     100,000       109,500
  9.500% 05/01/15 (b)..............     100,000        99,500
Norcross Safety Products
  LLC/Norcross Capital Corp. 9.875%
  08/15/11.........................     100,000       105,000
NSP Holdings/Cap Corp. 11.750%
  01/01/12.........................      75,000        82,125
Safety Products Holdings, Inc.
  11.750% 01/01/12 (b).............      75,000        70,941
Sitel Corp. 9.250% 03/15/06........      90,000        89,550
The Brickman Group 11.750%
  12/15/09.........................      75,000        85,312
United Rentals North America, Inc.
  6.500% 02/15/12..................      50,000        49,438
                                                  -----------
                                                    1,648,829
                                                  -----------
ELECTRICAL EQUIPMENT - 1.4%
ALH Finance LLC/ALH Finance Corp.
  8.500% 01/15/13..................     200,000       184,250
Coleman Cable, Inc. 9.875%
  10/01/12 (b).....................      75,000        67,125
ERICO International Corp. 8.875%
  03/01/12.........................     125,000       127,500
Sensus Metering Systems, Inc.
  8.625% 12/15/13..................     125,000       116,875
Superior Essex Communications
  9.000% 04/15/12..................     175,000       174,125
                                                  -----------
                                                      669,875
                                                  -----------
INDUSTRIAL CONGLOMERATES - 0.3%
Tyco International Group SA 5.800%
  08/01/06.........................     150,000       152,726
                                                  -----------
MACHINERY - 1.2%
Amsted Industries, Inc. 10.250%
  10/15/11 (b).....................      50,000        54,250
Case New Holland, Inc. 9.250%
  08/01/11 (b).....................     175,000       184,625
Columbus McKinnon Corp.
   8.500% 04/01/08.................     100,000        98,500
  10.000% 08/01/10.................      50,000        54,500
Rexnord Corp. 10.125% 12/15/12.....     100,000       110,000
Valmont Industries, Inc. 6.875%
  05/01/14.........................      50,000        50,250
                                                  -----------
                                                      552,125
                                                  -----------
MARINE - 0.4%
Stena AB 9.625% 12/01/12...........     150,000       164,250
                                                  -----------

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
ROAD & RAIL - 0.1%
Allied Holdings, Inc. 8.625%
  10/01/07.........................  $   50,000   $    24,000
                                                  -----------
TRADING COMPANIES &
  DISTRIBUTORS - 1.1%
American Tire Distributors, Inc.
  10.750% 04/01/13 (b).............     100,000        96,000
Builders FirstSource, Inc. 7.518%
  02/15/12 (b) (c).................     125,000       125,000
Interline Brands, Inc. 11.500%
  05/15/11.........................      82,000        90,610
Mueller Group, Inc. 10.000%
  05/01/12.........................      75,000        79,125
UAP Holding Corp. 0.000% to
  01/15/08 then 10.750% 07/15/12...     125,000       103,125
                                                  -----------
                                                      493,860
                                                  -----------
TOTAL INDUSTRIALS..................                 5,211,602
                                                  -----------
INFORMATION TECHNOLOGY - 2.9%
COMPUTERS & PERIPHERALS - 0.5%
Seagate Technology HDD Holdings
  8.000% 05/15/09..................     100,000       106,875
Smart Modular Technologies 8.590%
  04/01/12 (b) (c).................     125,000       123,750
                                                  -----------
                                                      230,625
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.3%
Ingram Micro, Inc. 9.875%
  08/15/08.........................     150,000       158,625
                                                  -----------
IT SERVICES - 0.2%
Unisys Corp. 6.875% 03/15/10.......     100,000        98,750
                                                  -----------
OFFICE ELECTRONICS - 0.7%
Xerox Corp.
  9.750% 01/15/09..................     175,000       199,719
  7.625% 06/15/13..................     100,000       108,125
                                                  -----------
                                                      307,844
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 0.3%
Freescale Semiconductor, Inc.
  7.125% 07/15/14..................      75,000        81,000
Magnachip Semiconductor SA 8.000%
  12/15/14 (b).....................      50,000        48,250
                                                  -----------
                                                      129,250
                                                  -----------
SOFTWARE - 0.9%
Activant Solutions, Inc.
   9.100% 04/01/10 (b) (c).........      50,000        52,000
  10.500% 06/15/11.................     125,000       136,250
UGS Corp. 10.000% 06/01/12.........     200,000       223,000
                                                  -----------
                                                      411,250
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                 1,336,344
                                                  -----------
MATERIALS - 12.0%
CHEMICALS - 4.5%
Aventine Renewable Energy 9.410%
  12/15/11 (b) (c).................     100,000        96,500
BCP Crystal Holdings Corp. 9.625%
  06/15/14.........................     100,000       112,500
Borden US Finance Corp/Nova Scotia
  Finance ULC 9.000%
  07/15/14 (b).....................     175,000       178,937

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
CHEMICALS (CONTINUED)
Compass Minerals Group, Inc.
  10.000% 08/15/11.................  $   50,000   $    54,750
Crystal US Holdings 0.000% to
  10/01/09 then 10.500% 10/01/14...     260,000       182,000
Equistar Chemicals LP/Equistar
  Funding Corp. 10.125% 09/01/08...     175,000       190,312
FMC Corp. 10.250% 11/01/09.........      50,000        56,563
Huntsman Advanced Materials LLC
  11.000% 07/15/10.................      50,000        56,750
Huntsman International LLC 10.125%
  07/01/09.........................     106,000       109,578
Invista 9.250% 05/01/12 (b)........     100,000       109,750
Koppers, Inc. 9.875% 10/15/13......      75,000        81,375
Lyondell Chemical Co.
   9.625% 05/01/07.................      50,000        53,625
   9.500% 12/15/08.................     100,000       106,875
  10.875% 05/01/09.................      75,000        78,188
  10.500% 06/01/13.................      75,000        86,156
Nalco Financial Holdings Inc.
  0.000% to 02/01/09 then 9.000%
  02/01/14.........................      66,000        49,088
Nalco Co.
  7.750% 11/15/11..................      50,000        53,500
  8.875% 11/15/13..................     100,000       107,750
Polypore, Inc. 8.750% 05/15/12.....     125,000       117,500
PQ Corp. 7.500% 02/15/13 (b).......      50,000        49,375
Rockwood Specialties Group, Inc.
  7.500% 11/15/14 (b)..............      50,000        49,875
Union Carbide Chemical & Plastics
  Co, Inc. 7.875% 04/01/23.........      50,000        56,740
Union Carbide Corp. 7.500%
  06/01/25.........................      50,000        55,374
                                                  -----------
                                                    2,093,061
                                                  -----------
CONSTRUCTION MATERIALS - 0.3%
Texas Industries, Inc. 7.250%
  07/15/13 (b).....................      50,000        51,500
US Concrete, Inc. 8.375%
  04/01/14.........................     100,000        94,500
                                                  -----------
                                                      146,000
                                                  -----------
CONTAINERS & PACKAGING - 3.0%
Berry Plastics Corp. 10.750%
  07/15/12.........................     175,000       191,844
Graham Packaging Co. 8.500%
  10/15/12 (b).....................      50,000        50,750
Graphic Packaging International
  Corp. 9.500% 08/15/13............     175,000       177,187
Greif, Inc. 8.875% 08/01/12........     125,000       135,000
Jefferson Smurfit Corp. 8.250%
  10/01/12.........................     100,000       101,000
JSG Funding PLC 9.625% 10/01/12....     150,000       150,750
Owens-Brockway Glass
  8.250% 05/15/13..................     150,000       163,689
  6.750% 12/01/14..................     125,000       127,031
Owens-Illinois, Inc. 8.100%
  05/15/07.........................     125,000       130,625
Pliant Corp.
  13.000% 06/01/10.................      50,000        40,750
  13.000% 06/01/10.................      50,000        40,750

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
CONTAINERS & PACKAGING (CONTINUED)
Russell-Stanley Holdings, Inc.
  9.000% 11/30/08 (Acquired
  11/20/01 through 05/30/05, Cost
  $21,341) (b) (d).................  $    9,124   $     3,759
Stone Container Corp. 9.750%
  02/01/11.........................      75,000        79,688
                                                  -----------
                                                    1,392,823
                                                  -----------
METALS & MINING - 1.7%
Aleris International, Inc.
  10.375% 10/15/10.................     125,000       137,812
   9.000% 11/15/14.................      50,000        52,000
California Steel Industries, Inc.
  6.125% 03/15/14..................      75,000        70,125
Compass Minerals International,
  Inc.
  0.000% to 12/15/07 then 12.750%
    12/15/12.......................      50,000        44,000
  0.000% to 06/01/08 then 12.000%
    06/01/13.......................     100,000        84,000
Neenah Corp.
  11.000% 09/30/10 (b).............     100,000       109,000
  13.000% 09/30/13 (b).............      62,056        61,746
Novelis, Inc. 7.250%
  02/15/15 (b).....................     100,000       100,875
Ryerson Tull Inc. 9.125%
  07/15/06.........................      75,000        76,875
United States Steel Corp.
  9.750% 05/15/10..................      63,000        68,355
                                                  -----------
                                                      804,788
                                                  -----------
PAPER & FOREST PRODUCTS - 2.5%
Abitibi-Consolidated, Inc. 8.375%
  04/01/15.........................     150,000       153,750
Boise Cascade LLC
  6.016% 10/15/12 (b) (c)..........      50,000        50,750
  7.125% 10/15/14 (b)..............      50,000        49,375
Georgia-Pacific Corp.
  7.500% 05/15/06..................     150,000       154,500
  8.125% 05/15/11..................     125,000       141,562
  9.375% 02/01/13..................     225,000       255,656
Mercer International, Inc. 9.250%
  02/15/13.........................     150,000       120,750
NewPage Corp. 12.000%
  05/01/13 (b).....................     150,000       149,250
Tembec Industries, Inc. 8.500%
  02/01/11.........................     125,000        97,188
                                                  -----------
                                                    1,172,781
                                                  -----------
TOTAL MATERIALS....................                 5,609,453
                                                  -----------
TELECOMMUNICATION SERVICES - 7.4%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 4.9%
Alaska Communications Systems
  Holdings, Inc. 9.875% 08/15/11...      82,000        87,330
AT&T Corp. 9.750% 11/15/31.........     475,000       620,469
Cincinnati Bell, Inc.
  7.250% 07/15/13..................     100,000       105,500
  8.375% 01/15/14..................      75,000        77,250
Citizens Communications Co.
  9.250% 05/15/11..................      50,000        56,062
  6.250% 01/15/13..................     100,000        97,250
  9.000% 08/15/31..................     100,000       103,000
MCI, Inc. 8.735% 05/01/14..........     200,000       224,750

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
  SERVICES (CONTINUED)
Qwest Capital Funding, Inc. 7.250%
  02/15/11.........................  $   50,000   $    48,125
Qwest Services Corp. 13.500%
  12/15/10.........................     325,000       377,000
Qwest Corp. 9.125% 03/15/12 (b)....     375,000       409,688
Valor Telecommunications Enterprise
  7.750% 02/15/15 (b)..............     100,000        98,750
                                                  -----------
                                                    2,305,174
                                                  -----------
WIRELESS TELECOMMUNICATION
  SERVICES - 2.5%
Inmarsat Finance II PLC 0.000% to
  11/15/08 then 10.375% 11/15/12...      50,000        39,500
Inmarsat Finance PLC 7.625%
  06/30/12.........................      50,000        53,000
Intelsat Ltd.
  7.805% 01/15/12 (b) (c)..........     100,000       102,250
  8.625% 01/15/15 (b)..............      75,000        79,500
NewSkies Satellites NV 9.125%
  11/01/12 (b).....................      50,000        49,875
Nextel Communications, Inc. 7.375%
  08/01/15.........................     275,000       298,375
Rogers Wireless Communications,
  Inc. 6.535% 12/15/10 (c).........      75,000        78,563
  8.000% 12/15/12..................     100,000       108,250
  6.375% 03/01/14..................     175,000       178,937
  7.500% 03/15/15..................      50,000        54,625
US Unwired, Inc. 10.000%
  06/15/12.........................     100,000       111,750
                                                  -----------
                                                    1,154,625
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                 3,459,799
                                                  -----------
UTILITIES - 5.8%
ELECTRIC UTILITIES - 2.6%
Caithness Coso Funding Corp. 9.050%
  12/15/09.........................     103,014       110,998
Edison Mission Energy 9.875%
  04/15/11.........................     300,000       352,875
Nevada Power Co.
  6.500% 04/15/12..................      50,000        52,500
  9.000% 08/15/13..................     175,000       197,750
  5.875% 01/15/15 (b)..............      50,000        50,500
PSEG Energy Holdings LLC 10.000%
  10/01/09.........................     125,000       140,937
TECO Energy, Inc. 6.750%
  05/01/15 (b).....................      50,000        53,250
Texas Genco LLC 6.875%
  12/15/14 (b).....................     225,000       237,938
                                                  -----------
                                                    1,196,748
                                                  -----------
GAS UTILITIES - 2.0%
ANR Pipeline Co. 8.875% 03/15/10...      50,000        55,096
El Paso Corp.
  6.750% 05/15/09..................     100,000       100,500
  8.050% 10/15/30..................     125,000       124,375
  7.800% 08/01/31..................     225,000       219,938
Markwest Energy Partners LP 6.875%
  11/01/14 (b).....................      50,000        50,000
SEMCO Energy, Inc. 7.125%
  05/15/08.........................      50,000        51,154

                                        FACE         FAIR
CORPORATE BONDS - 93.0%                AMOUNT        VALUE
-------------------------------------------------------------
GAS UTILITIES (CONTINUED)
Tennessee Gas Pipeline Co. 8.375%
  06/15/32.........................  $  250,000   $   295,423
Transcontinental Gas Pipe Line
  Corp. 8.875% 07/15/12............      50,000        59,750
                                                  -----------
                                                      956,236
                                                  -----------
MULTI-UTILITIES & UNREGULATED
  POWER - 1.2%
FPL Energy National Wind Portfolio
  6.125% 03/25/19 (b)..............     100,000        97,273
Northwestern Corp. 5.875%
  11/01/14 (b).....................      50,000        51,500
NRG Energy, Inc. 8.000%
  12/15/13 (b).....................     159,000       168,540
Reliant Energy, Inc.
  9.500% 07/15/13..................     175,000       195,125
  6.750% 12/15/14..................      50,000        49,125
                                                  -----------
                                                      561,563
                                                  -----------
TOTAL UTILITIES....................                 2,714,547
                                                  -----------
TOTAL CORPORATE BONDS
  (COST $42,381,694)...............               $43,431,545
                                                  -----------

                                        FACE         FAIR
CONVERTIBLE BONDS - 0.2%               AMOUNT        VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 0.2%
SOFTWARE - 0.2%
Magna Entertainment Corp. 7.250%
  12/15/09.........................  $  100,000   $    95,875
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                    95,875
                                                  -----------
TOTAL CONVERTIBLE BONDS
  (COST $98,648)...................               $    95,875
                                                  -----------

                                                     FAIR
PREFERRED STOCKS - 0.2%                SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 0.1%
MEDIA - 0.1%
Primedia, Inc. Series H.............        650   $    64,188
                                                  -----------
TOTAL CONSUMER DISCRETIONARY........                   64,188
                                                  -----------
CONSUMER STAPLES - 0.1%
FOOD & STAPLES RETAILING - 0.1%
GNC Corp............................         75        50,437
                                                  -----------
TOTAL CONSUMER STAPLES..............                   50,437
                                                  -----------
TOTAL PREFERRED STOCKS
  (COST $139,963)...................              $   114,625
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 0.1%                   SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 0.0%
MEDIA - 0.0%
NTL, Inc. (a)......................         203   $    13,889
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                    13,889
                                                  -----------
CONSUMER STAPLES - 0.1%
FOOD PRODUCTS - 0.1%
B & G Foods Inc. ..................       2,685        39,308
                                                  -----------
TOTAL CONSUMER STAPLES.............                    39,308
                                                  -----------
MATERIALS - 0.0%
CHEMICALS - 0.0%
General Chemical Ind. Products
  (Acquired 06/24/04, Cost
  $19,773) (a) (d).................          17         2,605
                                                  -----------
TOTAL MATERIALS....................                     2,605
                                                  -----------
TELECOMMUNICATION SERVICES - 0.0%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 0.0%
Viatel Holding Ltd. (a)............         796            56
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                        56
                                                  -----------
TOTAL COMMON STOCKS
  (COST $265,270)..................               $    55,858
                                                  -----------

                                                     FAIR
WARRANTS - 0.1%                        SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 0.0%
MEDIA - 0.0%
XM Satellite Radio, Inc.
  Expiration: March, 2010, Exercise
  Price: $.01 (a)..................          50   $     3,300
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                     3,300
                                                  -----------
INDUSTRIALS - 0.1%
BUILDING PRODUCTS - 0.1%
ACP Holdings Co. Expiration:
  September, 2013, Exercise Price:
  $.01 (a) (b) (d) (Acquired
  10/09/03, Cost $0)...............       9,945        18,647
                                                  -----------
TOTAL INDUSTRIALS..................                    18,647
                                                  -----------

                                                     FAIR
WARRANTS - 0.1%                        SHARES        VALUE
-------------------------------------------------------------
MATERIALS - 0.0%
CHEMICALS - 0.0%
Pliant Corp. Expiration: June,
  2010, Exercise Price: $.01 (a)
  (b) (d) (Acquired 9/28/00, Cost
  $0)..............................          75   $         1
                                                  -----------
TOTAL MATERIALS....................                         1
                                                  -----------
TOTAL WARRANTS
  (COST $19,907)...................               $    21,948
                                                  -----------

                                         FACE         FAIR
REPURCHASE AGREEMENTS - 5.6%            AMOUNT       VALUE
-------------------------------------------------------------
US Bank 2.100% 07/01/05.............  $2,619,000   $2,619,000
                                                   ----------
 Repurchase price $2,619,153
 Collateralized by:
  Freddie Mac Gold Mortgage Back
  Pool
  #C01528 5.000% 04/01/33
  Fair Value: $1,075,897 Freddie Mac
  Gold Mortgage Back Pool
  #E99430 4.500% 09/01/18
  Fair Value: $1,595,448
TOTAL REPURCHASE AGREEMENTS
  (COST $2,619,000).................               $2,619,000
                                                   ----------

TOTAL INVESTMENTS - 99.2%
  (COST $45,524,482) (E)...........               $46,338,851
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.8%...............                   353,892
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $46,692,743
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Footnotes:
(a)  Non-Income Producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $10,387,847 or 22.2% of the Portfolio's net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(c) Security is a variable rate instrument in which the coupon rate is adjusted quarterly or semi-annually in concert with U.S. LIBOR. Interest rates stated are those in effect at period end.
(d)  Represents a security deemed to be illiquid.
(e) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $45,524,482)......................  $46,338,851
  Receivable for fund shares sold...........       39,278
  Dividends and accrued interest
    receivable..............................      881,370
  Prepaid expenses and other assets.........           22
                                              -----------
    Total assets............................   47,259,521
                                              -----------
Liabilities:
  Cash overdraft............................        6,026
  Payable for securities purchased..........      490,627
  Payable for fund shares redeemed..........       24,513
  Payable for investment management
    services................................       28,145
  Accrued custody expense...................          739
  Accrued professional fees.................        4,904
  Accrued accounting fees...................       10,021
  Accrued printing and proxy fees...........        1,781
  Accrued other expenses....................           22
                                              -----------
    Total liabilities.......................      566,778
                                              -----------
Net assets..................................  $46,692,743
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 5,379,356
  Paid-in capital in excess of par value....   39,758,863
  Accumulated net realized losses on
    investments.............................   (3,317,027)
  Net unrealized appreciation on
    investments.............................      814,369
  Undistributed net investment income.......    4,057,182
                                              -----------
Net assets..................................  $46,692,743
                                              ===========
Shares outstanding..........................    5,379,356
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $      8.68
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest...................................  $1,694,742
  Dividends..................................       6,933
  Other income...............................       3,917
                                               ----------
    Total investment income..................   1,705,592
                                               ----------
Expenses:
  Management fees............................     161,410
  Custodian fees.............................       3,268
  Directors' fees............................       1,296
  Professional fees..........................       5,440
  Accounting fees............................      40,266
  Printing and proxy fees....................       2,568
  Other......................................         102
                                               ----------
    Total expenses...........................     214,350
                                               ----------
    Net investment income....................   1,491,242
                                               ----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................     187,810
  Change in unrealized
    appreciation/depreciation on
    investments..............................  (1,515,787)
                                               ----------
      Net realized/unrealized gains (losses)
         on investments......................  (1,327,977)
                                               ----------
      Change in net assets from operations...  $  163,265
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment income.....................................    $ 1,491,242        $ 2,513,707
  Realized gains (losses) on investments....................        187,810            517,785
  Change in unrealized appreciation/depreciation on
    investments.............................................     (1,515,787)           648,401
                                                                -----------        -----------
    Change in net assets from operations....................        163,265          3,679,893
                                                                -----------        -----------
Distributions to shareholders:
  Distributions paid from net investment income.............             --           (128,169)
                                                                -----------        -----------
Capital transactions:
  Received from shares sold.................................      7,943,750         14,116,919
  Received from dividends reinvested........................             --            128,169
  Paid for shares redeemed..................................     (3,430,064)        (4,070,866)
                                                                -----------        -----------
    Change in net assets from capital transactions..........      4,513,686         10,174,222
                                                                -----------        -----------
      Change in net assets..................................      4,676,951         13,725,946
Net Assets:
  Beginning of period.......................................     42,015,792         28,289,846
                                                                -----------        -----------
  End of period.............................................    $46,692,743        $42,015,792
                                                                ===========        ===========
  Undistributed net investment income.......................    $ 4,057,182        $ 2,565,940
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                            SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                                             JUNE 30, 2005        -----------------------------------------
                                                              (UNAUDITED)          2004       2003       2002        2001
                                                            ----------------      ------     ------     ------     --------
Per share operating performance:
Net asset value, beginning of period......................     $    8.65          $ 7.84     $ 6.88     $ 7.32     $   8.02
Investment activities:
  Net investment income...................................          0.28            0.52       0.59(c)    0.63         1.03(d)
  Net realized and unrealized gains (losses) on
    investments...........................................         (0.25)           0.32       0.94      (0.36)       (0.70)(d)
                                                               ---------          ------     ------     ------     --------
      Total from investment activities....................          0.03            0.84       1.53       0.27         0.33
                                                               ---------          ------     ------     ------     --------
Distributions:
  Distributions from net investment income................            --           (0.03)     (0.57)     (0.59)       (1.03)
  Return of capital distributions.........................            --              --         --      (0.12)          --
                                                               ---------          ------     ------     ------     --------
      Total distributions.................................            --           (0.03)     (0.57)     (0.71)       (1.03)
                                                               ---------          ------     ------     ------     --------
Net asset value, end of period............................     $    8.68          $ 8.65     $ 7.84     $ 6.88     $   7.32
                                                               =========          ======     ======     ======     ========
Total return..............................................          0.35%(b)       10.67%     22.78%      3.98%        4.27%
Ratios and supplemental data:
  Net assets at end of period (millions)..................     $    46.7          $ 42.0     $ 28.3     $ 17.4     $   16.0
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses............................................          0.99%(a)        0.93%      1.04%      1.09%        1.15%
      Net investment income...............................          6.86%(a)        7.20%      7.88%      9.36%        8.64%(d)
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses............................................          0.99%(a)        0.93%      1.04%      1.12%        1.15%
Portfolio turnover rate...................................            19%             40%        47%        46%          41%

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 FINANCIAL HIGHLIGHTS                                                (CONTINUED)

--------------------------------------------------------------------------------

(a) Annualized.
(b) Not annualized.
(c) Calculated using the average daily shares method.
(d) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income.......................................  $ 0.91
         Net realized and unrealized gains (losses)..................  $(0.58)
         Net investment income ratio.................................    7.01%

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing in and actively managing equity securities in small and mid-cap growth companies.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:
One year                                     9.02%
Five year                                  -11.26%
Since inception (5/1/98)                     9.48%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Capital Growth Portfolio returned (1.57%) versus (3.58%) for the current benchmark, the Russell 2000 Growth Index.

Our top-performing sectors for the period were energy, health care and materials. In the energy sector, we were slightly overweight and outperformed the benchmark as strong oil and natural-gas demand pushed commodity prices to all-time highs and benefited holdings Patterson-UTI Energy, Inc. and Unit Corp. We were slightly overweight the health care sector and had strong relative outperformance in health care stocks Respironics, Inc., American Healthways, Inc., Horizon Health Corp. and deCODE genetics, Inc. Aluminum producer Aleris International, Inc. was our best performer in the materials sector.(1)

The consumer discretionary sector lagged due in large part to poor returns in our gaming and retail holdings. Our poorest performers in the sector included Cabela's Inc., Build-A-Bear Workshop and Shuffle Master, Inc.(1)

We also trailed the benchmark in financials. Negative contributors during the period were Cash America International, Inc., Direct General Corp. and First Bancorp of Puerto Rico. We slightly lowered our exposure to the financials sector early this year because we believe a flattening yield curve will put pressure on net interest margins in the banking industry.(1)

To help alleviate the potential risks of slowing consumer spending stemming from the prospect of higher long-term interest rates (and energy prices), we will continue to focus our stock selection in the consumer space on companies with unique consumer propositions, strong growth opportunities, expanding profitability and attractive valuations.

The returns for technology stocks in the second half will depend on the macro-economic outlook and supply/demand characteristics for the various technology sub-sectors. Although summer is typically a weak period for technology stocks, investors will be looking to position themselves for the seasonally strong fourth quarter. If the economic environment does not deteriorate, inventory building for the holiday season should lead to improving fundamentals for many technology companies later in the third quarter.

On the last day of the second quarter, the Fed raised interest rates for the ninth time in the last twelve months. The Fed has now lifted the federal funds rate 225 basis points (from 1.00% to 3.25%) since June 2004. Furthermore, the Central Bank gave no sign that its campaign to raise interest rates is nearing an end. According to the Fed, monetary policy remains "accommodative" and is still stimulating the economy. It also said that it expects to continue raising rates at a "measured pace".

Health care costs have become such a significant expense to businesses and companies are increasingly relying on managed-care and disease-management firms to help them manage these ever-increasing costs. We believe this should allow these companies to generate superior returns over the next 12 to 18 months. Pharmaceutical companies face a host of challenges over the next few years which will likely slow their growth, and we believe it will pay to be selective in the space.

Consumer spending continues to reflect the benefits of increased consumer confidence and employment since last year. The consumer has further benefited through the continuation of low interest rates, including mortgage rates, which have supported the housing market, a key source of the wealth effect that has likely fueled consumer spending in recent years. However, with the prospect of higher long-term interest rates, we expect to see some drag on spending as floating-rate obligations require more income for servicing debt, reducing funds available for consumption. This potential drag, coupled with the dampening effects of higher energy prices and less tax-cut stimulus than in previous years, suggest increasing risk to consumer spending.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

Demand for technology products was fairly strong during the second quarter. In spite of higher interest rates, continuing weakness in Europe and rising oil prices, technology companies saw stronger than expected demand for a wide range of products including PCs, security, handsets, telecommunications infrastructure and consumer electronics. While there is still not one large driver of information technology spending, technology upgrades and numerous new products such as MP3 players and LCD televisions continue to drive growth in the industry. Inventories are fairly lean for most technology products and factory utilization rates are increasing in industries such as semiconductors.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                           CAPITAL GROWTH PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 1998)            RUSSELL 2000 GROWTH INDEX
                                                           -----------------------------------      -------------------------
5/1/98                                                                  10000.00                            10000.00
6/98                                                                     9706.00                             9547.00
                                                                        10339.80                             9165.12
6/99                                                                    18424.50                            10340.10
                                                                        31281.10                            13115.40
6/00                                                                    34359.20                            13276.70
                                                                        23144.30                            10173.90
6/01                                                                    21707.10                            10189.20
                                                                        19762.10                             9244.65
6/02                                                                    14110.20                             7640.70
                                                                        11451.80                             6446.46
6/03                                                                    13664.30                             7692.56
                                                                        16044.60                             9574.93
6/04                                                                    17341.00                            10117.80
                                                                        19206.90                            10943.40
6/05                                                                    18905.30                            10551.70

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                    % of Net Assets
Common Stocks (3)                              95.8
Repurchase Agreements Less Net
  Liabilities                                   4.2
                                    ---------------
                                              100.0
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                      % of Net Assets
 1.  Unit Corp.                                   3.3
 2.  Aleris International, Inc.                   3.3
 3.  Waste Connections, Inc.                      3.2
 4.  Genesco, Inc.                                3.2
 5.  Respironics, Inc.                            3.0
 6.  FactSet Research Systems, Inc.               2.7
 7.  Shuffle Master, Inc.                         2.5
 8.  American Medical Systems
     Holdings, Inc.                               2.4
 9.  Universal Electronics, Inc.                  2.4
10.  Tempur-Pedic International,
     Inc.                                         2.3

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                     % of Net Assets
        Information Technology                  23.2
        Health Care                             20.6
        Consumer Discretionary                  19.4
        Energy                                  10.4
        Industrials                             10.3
        Materials                                4.3
        Financials                               4.1
        Consumer Staples                         2.0
        Telecommunication Services               1.5
                                     ---------------
                                                95.8
                                     ===============

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 95.8%                  SHARES        VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 19.4%
AUTO COMPONENTS - 1.0%
Gentex Corp. ......................      15,750   $   286,650
                                                  -----------
HOTELS, RESTAURANTS & LEISURE -2.9%
Nevada Gold & Casinos, Inc. (a)....      11,000       119,350
Shuffle Master, Inc. (a)...........      25,412       712,298
                                                  -----------
                                                      831,648
                                                  -----------
HOUSEHOLD DURABLES - 4.7%
Tempur-Pedic International, Inc.
  (a)..............................      29,775       660,410
Universal Electronics, Inc. (a)....      40,775       676,457
                                                  -----------
                                                    1,336,867
                                                  -----------
INTERNET & CATALOG RETAIL - 0.7%
Blue Nile, Inc. (a)................       5,625       183,881
                                                  -----------
LEISURE EQUIPMENT & PRODUCTS - 2.6%
Alliance Gaming Corp. (a)..........      19,525       273,741
SCP Pool Corp. ....................      13,625       478,101
                                                  -----------
                                                      751,842
                                                  -----------
MEDIA - 1.8%
Lions Gate Entertainment Corp.
  (a)..............................      50,650       519,669
                                                  -----------
SPECIALTY RETAIL - 5.6%
Build-A-Bear Workshop (a)..........      11,825       277,296
Cabela's, Inc. (a).................      19,050       406,908
Genesco, Inc. (a)..................      24,600       912,414
                                                  -----------
                                                    1,596,618
                                                  -----------
TEXTILES, APPAREL & LUXURY
  GOODS - 0.1%
Orange 21, Inc. (a)................       4,150        21,290
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.......                 5,528,465
                                                  -----------
CONSUMER STAPLES - 2.0%
FOOD PRODUCTS - 2.0%
Delta & Pine Land Co. .............      23,000       576,380
                                                  -----------
TOTAL CONSUMER STAPLES.............                   576,380
                                                  -----------
ENERGY - 10.4%
ENERGY EQUIPMENT & SERVICES - 8.8%
Core Laboratories NV (a)...........       7,825       209,866
Maverick Tube Corp. (a)............      10,635       316,923
NS Group, Inc. (a).................      10,925       355,172
Patterson-UTI Energy, Inc. ........      19,725       548,947
TETRA Technologies, Inc. (a).......       4,775       152,084
Unit Corp. (a).....................      21,325       938,513
                                                  -----------
                                                    2,521,505
                                                  -----------
OIL & GAS - 1.6%
OMI Corp. .........................      24,225       460,517
                                                  -----------
TOTAL ENERGY.......................                 2,982,022
                                                  -----------
FINANCIALS - 4.1%
CONSUMER FINANCE - 0.8%
Cash America International,
  Inc. ............................      12,350       248,482
                                                  -----------
DIVERSIFIED FINANCIAL
  SERVICES - 0.6%
Primus Guaranty Ltd. (a)...........      11,415       165,289
                                                  -----------

                                                     FAIR
COMMON STOCKS - 95.8%                  SHARES        VALUE
-------------------------------------------------------------
INSURANCE - 2.1%
Philadelphia Consolidated Holding
  Co. (a)..........................       6,975   $   591,201
                                                  -----------
THRIFTS & MORTGAGE FINANCE - 0.6%
BankAtlantic Bancorp, Inc. ........       7,525       142,599
Harbor Florida Bancshares, Inc.
  (a)..............................         750        28,080
                                                  -----------
                                                      170,679
                                                  -----------
TOTAL FINANCIALS...................                 1,175,651
                                                  -----------
HEALTH CARE - 20.6%
BIOTECHNOLOGY - 1.8%
deCODE genetics, Inc. (a)..........      40,850       383,581
Dendreon Corp. (a).................      22,350       116,891
                                                  -----------
                                                      500,472
                                                  -----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 11.2%
American Medical Systems Holdings,
  Inc. (a).........................      33,100       683,515
Arrow International, Inc. .........      11,400       363,660
Cooper Cos. Inc. ..................       4,125       251,048
DJ Orthopedics, Inc. (a)...........      11,775       322,988
Inamed Corp. (a)...................       8,675       580,965
Respironics, Inc. (a)..............      23,700       855,807
Thoratec Corp. (a).................      10,000       153,400
                                                  -----------
                                                    3,211,383
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 6.5%
American Healthways, Inc. (a)......      13,675       578,042
Centene Corp. (a)..................       8,775       294,664
Eclipsys Corp. (a).................      29,775       418,934
Horizon Health Corp. (a)...........      24,650       576,564
                                                  -----------
                                                    1,868,204
                                                  -----------
PHARMACEUTICALS - 1.1%
Medicis Pharmaceutical Corp. Class
  A................................       9,450       299,849
                                                  -----------
TOTAL HEALTH CARE..................                 5,879,908
                                                  -----------
INDUSTRIALS - 10.3%
COMMERCIAL SERVICES &
  SUPPLIES - 6.7%
Corrections Corp. of America (a)...      11,625       456,281
Duratek, Inc. (a)..................      23,020       533,604
Waste Connections, Inc. (a)........      24,862       927,104
                                                  -----------
                                                    1,916,989
                                                  -----------
ELECTRICAL EQUIPMENT - 2.0%
FuelCell Energy, Inc. (a)..........       8,575        87,551
General Cable Corp. (a)............      32,950       488,648
                                                  -----------
                                                      576,199
                                                  -----------
MACHINERY - 1.6%
Actuant Corp. (a)..................       9,225       442,247
                                                  -----------
TOTAL INDUSTRIALS..................                 2,935,435
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 95.8%                  SHARES        VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 23.2%
COMMUNICATIONS EQUIPMENT - 2.6%
C-COR, Inc. (a)....................      41,850   $   286,672
Tekelec (a)........................      27,750       466,200
                                                  -----------
                                                      752,872
                                                  -----------
COMPUTERS & PERIPHERALS - 3.9%
Applied Films Corp. (a)............      21,975       562,560
UNOVA, Inc. (a)....................      20,400       543,252
                                                  -----------
                                                    1,105,812
                                                  -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 3.6%
Littelfuse, Inc. (a)...............       4,630       128,946
OYO Geospace Corp. (a).............       8,880       186,302
Photon Dynamics, Inc. (a)..........       8,575       176,731
RadiSys (a)........................      32,700       528,105
                                                  -----------
                                                    1,020,084
                                                  -----------
INTERNET SOFTWARE & SERVICES - 1.8%
eCollege.com, Inc. (a).............      14,425       171,657
Internet Capital Group, Inc. (a)...      48,150       352,940
                                                  -----------
                                                      524,597
                                                  -----------
IT SERVICES - 2.0%
Global Payments, Inc. .............       8,175       554,265
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.8%
Integrated Device Technology, Inc.
  (a)..............................      48,100       517,075
                                                  -----------
SOFTWARE - 7.5%
Ansys, Inc. (a)....................      16,950       601,894
Datastream Systems, Inc. (a).......      66,831       486,530
FactSet Research Systems, Inc. ....      21,412       767,406
Netsmart Technologies, Inc. (a)....      25,700       231,300
Radware Ltd. (a)...................       3,323        60,080
                                                  -----------
                                                    2,147,210
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.......                 6,621,915
                                                  -----------

                                                     FAIR
COMMON STOCKS - 95.8%                  SHARES        VALUE
-------------------------------------------------------------
MATERIALS - 4.3%
CHEMICALS - 1.0%
Headwaters, Inc. (a)...............       8,125   $   279,337
                                                  -----------
METALS & MINING - 3.3%
Aleris International, Inc. (a).....      41,400       933,570
                                                  -----------
TOTAL MATERIALS....................                 1,212,907
                                                  -----------
TELECOMMUNICATION SERVICES - 1.5%
WIRELESS TELECOMMUNICATION
  SERVICES - 1.5%
EMS Technologies, Inc. (a).........      29,000       433,550
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES...                   433,550
                                                  -----------
TOTAL COMMON STOCKS
  (COST $21,598,978)...............               $27,346,233
                                                  -----------

                                        FACE         FAIR
REPURCHASE AGREEMENTS - 4.3%           AMOUNT        VALUE
-------------------------------------------------------------
US Bank 2.100% 07/01/05              $1,244,000   $ 1,244,000
                                                  -----------
 Repurchase price $1,244,073
 Collateralized by:
  Freddie Mac Gold Mortgage Back
  Pool
  #C01528 5.000% 04/01/33
  Fair Value: $511,041
  Freddie Mac Gold Mortgage Back
  Pool
  #E99430 4.500% 09/01/18
  Fair Value: $757,823
TOTAL REPURCHASE AGREEMENTS
  (COST $1,244,000)                               $ 1,244,000
                                                  -----------
TOTAL INVESTMENTS - 100.1%
  (COST $22,842,978) (B)...........               $28,590,233
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (0.1)%............                   (39,935)
                                                  -----------
TOTAL NET ASSETS - 100.0%..........               $28,550,298
                                                  ===========

--------------------------------------------------------------------------------
Percentages are stated as a percent of net assets.
Footnotes

  (a) Non-Income Producing

  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $22,842,978)......................  $ 28,590,233
  Cash......................................            13
  Receivable for securities sold............       349,891
  Receivable for fund shares sold...........           227
  Dividends and accrued interest
    receivable..............................         2,681
  Prepaid expenses and other assets.........            16
                                              ------------
    Total assets............................    28,943,061
                                              ------------
Liabilities:
  Payable for securities purchased..........       325,719
  Payable for fund shares redeemed..........        36,531
  Payable for investment management
    services................................        20,891
  Accrued custody expense...................           447
  Accrued professional fees.................         4,853
  Accrued accounting fees...................         2,252
  Accrued printing and proxy fees...........         2,042
  Other accrued expenses....................            28
                                              ------------
    Total liabilities.......................       392,763
                                              ------------
Net assets..................................  $ 28,550,298
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  1,687,705
  Paid-in capital in excess of par value....    43,414,096
  Accumulated net realized losses on
    investments.............................   (22,191,352)
  Net unrealized appreciation on
    investments.............................     5,747,255
  Accumulated net investment loss...........      (107,406)
                                              ------------
Net assets..................................  $ 28,550,298
                                              ============
Shares outstanding..........................     1,687,705
                                              ============
Authorized Fund shares allocated to
  Portfolio.................................    10,000,000
                                              ============

Net asset value per share...................  $      16.92
                                              ============

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest...................................  $    10,401
  Dividends..................................       27,472
                                               -----------
    Total investment income..................       37,873
                                               -----------
Expenses:
  Management fees............................      125,874
  Custodian fees.............................        2,118
  Directors' fees............................          820
  Professional fees..........................        5,168
  Accounting fees............................        9,015
  Printing and proxy fees....................        1,852
  Other......................................          432
                                               -----------
    Total expenses...........................      145,279
                                               -----------
    Net investment loss......................     (107,406)
                                               -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................      631,625
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (1,054,520)
                                               -----------
    Net realized/unrealized gains (losses) on
      investments............................     (422,895)
                                               -----------
    Change in net assets from operations.....  $  (530,301)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment loss.......................................    $  (107,406)       $  (208,711)
  Realized gains (losses) on investments....................        631,625            144,471
  Change in unrealized appreciation/depreciation on
    investments.............................................     (1,054,520)         5,167,903
                                                                -----------        -----------
    Change in net assets from operations....................       (530,301)         5,103,663
                                                                -----------        -----------
Capital transactions:
  Received from shares sold.................................      2,517,636          4,216,340
  Paid for shares redeemed..................................     (3,451,675)        (5,916,772)
                                                                -----------        -----------
    Change in net assets from capital transactions..........       (934,039)        (1,700,432)
                                                                -----------        -----------
      Change in net assets..................................     (1,464,340)         3,403,231
Net Assets:
  Beginning of period.......................................     30,014,638         26,611,407
                                                                -----------        -----------
  End of period.............................................    $28,550,298        $30,014,638
                                                                ===========        ===========
  Accumulated net investment loss...........................    $  (107,406)       $        --
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2005        -----------------------------------------
                                                               (UNAUDITED)          2004       2003       2002        2001
                                                             ----------------      ------     ------     -------     -------
Per share operating performance:
Net asset value, beginning of period.......................       $17.19           $14.36     $10.25     $ 17.69     $ 20.68
Investment activities:
  Net investment loss......................................        (0.06)           (0.12)     (0.11)      (0.14)      (0.13)
  Net realized & unrealized gains (losses) on
    investments............................................        (0.21)            2.95       4.22       (7.30)      (2.86)
                                                                  ------           ------     ------     -------     -------
      Total from investment activities.....................        (0.27)            2.83       4.11       (7.44)      (2.99)
                                                                  ------           ------     ------     -------     -------
Net asset value, end of period.............................       $16.92           $17.19     $14.36     $ 10.25     $ 17.69
                                                                  ======           ======     ======     =======     =======
Total return...............................................        (1.57)%(b)       19.71%     40.10%     (42.06)%    (14.46)%
Ratios and supplemental data:
  Net assets at end of period (millions)...................       $ 28.6           $ 30.0     $ 26.6     $  19.7     $  37.6
  Ratios to average net assets:
    Expenses...............................................         1.03%(a)         1.03%      1.11%       1.11%       1.06%
    Net investment loss....................................        (0.76)%(a)       (0.74)%    (0.89)%     (1.02)%     (0.76)%
  Portfolio turnover rate..................................           29%              64%       236%        160%        142%

--------------------------------------------------------------------------------
(a) Annualized.
(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 OBJECTIVE

The Nasdaq-100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike other portfolios, the Nasdaq-100 Index Portfolio is a non-diversified portfolio.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -1.78%
Five year                                  -17.13%
Since inception (5/1/00)                   -16.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Nasdaq-100 Index Portfolio returned (7.89%) versus (7.69%) for the current benchmark, the Nasdaq-100 Index.

The Portfolio was 99.3% correlated to the index for the six-month period. The high correlation is due to the fact that the portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in Nasdaq-100 Index Tracking Stock. Nasdaq-100 Index Tracking Stock shares represent ownership in the Nasdaq-100 Trust, which is a unit investment trust established to provide the investment returns of the Nasdaq 100 Index. At June 30, 2005, 9.4% of the Portfolio was invested in Nasdaq-100 shares. The top five stock holdings at quarter end were Microsoft Corp., QUALCOMM, Inc., Intel Corp., Nextel Communications, Inc., and Cisco Systems, Inc. For the six months ended June 30, 2005, the best performers were Sears Holdings Corp. (+51.5%), Express Scripts, Inc. (+30.8%), MCI Corp. (+29.5%), Gilead Sciences, Inc. (+25.7%), and Whole Foods Market, Inc. (+24.4%). The worst performers for the six months ended 6/30/05 were JDS Uniphase Corp. (-52.1%), Biogen Idec, Inc. (-48.3%), Smurfit-Stone Container Corp. (-45.6%), eBay Inc. (-43.3%), and Level 3 Communications, Inc. (-40.1%).

The Nasdaq-100 Index represents the 100 largest and most active non-financial issues listed on the NASDAQ. 57% of the Index was made up of information technology stocks at June 30, 2005.(1)

For the balance of 2005, equities will face a number of challenges; namely higher oil prices, the strengthening of the U.S. dollar, Fed tightening, and geopolitical events. However, on the positive side, the economy continues to expand, inflation is in check, the unemployment rate is the lowest since 2001 at 5%, and companies are reporting strong earnings. We may see moderate growth in equities for the last six months of 2005.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                NASDAQ-100 INDEX PORTFOLIO
                                                            (COMMENCED OPERATIONS MAY 1, 2000)           NASDAQ 100 INDEX
                                                            ----------------------------------           ----------------
5/1/00                                                                   10000.00                           10000.00
6/00                                                                      9852.00                            9828.00
                                                                          6089.52                            6115.96
6/01                                                                      4732.78                            4781.46
                                                                          4100.48                            4114.45
6/02                                                                      2719.85                            2744.34
                                                                          2569.98                            2570.62
6/03                                                                      3119.96                            3141.55
                                                                          3799.80                            3842.75
6/04                                                                      3919.87                            3973.79
                                                                          4179.76                            4255.53
6/05                                                                      3849.98                            3928.28

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the Nasdaq.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                    % of Net Assets
Common Stocks (3)                              90.4
Exchange Traded Funds                           9.4
Short-Term Notes
  Less Net Liabilities                          0.2
                                    ---------------
                                              100.0
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                      % of Net Assets
 1.  Nasdaq-100 Index Tracking Stock              9.4
 2.  Microsoft Corp.                              6.7
 3.  QUALCOMM, Inc.                               4.7
 4.  Intel Corp.                                  4.1
 5.  Nextel Communications, Inc.                  3.3
 6.  Cisco Systems, Inc.                          3.2
 7.  Apple Computer, Inc.                         3.1
 8.  Dell, Inc.                                   2.5
 9.  Amgen, Inc.                                  2.5
10.  eBay, Inc.                                   2.4

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Information Technology                                                    51.8
      Consumer Discretionary                                                    17.1
      Health Care                                                               11.3
      Industrials                                                                4.2
      Telecommunication Services                                                 4.1
      Consumer Staples                                                           1.4
      Materials                                                                  0.5
                                                                     ---------------
                                                                                90.4
                                                                     ===============

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 90.4%                   SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 17.1%
HOTELS, RESTAURANTS & LEISURE - 2.4%
Starbucks Corp. (a)..................     9,225   $   476,563
Wynn Resorts Ltd. (a)................     1,850        87,450
                                                  -----------
                                                      564,013
                                                  -----------
HOUSEHOLD DURABLES - 0.3%
Garmin Ltd...........................     1,725        73,744
                                                  -----------
INTERNET & CATALOG RETAIL - 4.2%
Amazon.Com, Inc. (a).................     4,650       153,822
eBay, Inc. (a).......................    17,160       566,451
IAC/InterActiveCorp (a)..............    11,655       280,303
                                                  -----------
                                                    1,000,576
                                                  -----------
MEDIA - 5.5%
Comcast Corp. (a)....................    16,240       498,568
EchoStar Communications Corp. (a)....     3,785       114,118
Lamar Advertising Co. (a)............     1,475        63,086
Liberty Global, Inc. (a).............     2,975       138,843
NTL, Inc. (a)........................     1,575       107,761
Pixar (a)............................     2,015       100,851
Sirius Satellite Radio, Inc. (a).....    24,425       158,274
XM Satellite Radio Holdings, Inc. -
  Class A (a)........................     3,725       125,383
                                                  -----------
                                                    1,306,884
                                                  -----------
MULTILINE RETAIL - 2.1%
Dollar Tree Stores, Inc. (a).........     1,775        42,600
Sears Holdings Corp. (a).............     2,950       442,117
                                                  -----------
                                                      484,717
                                                  -----------
SPECIALTY RETAIL - 2.6%
Bed Bath & Beyond, Inc. (a)..........     6,775       283,059
PETsMart, Inc........................     2,425        73,599
Ross Stores, Inc.....................     2,480        71,697
Staples, Inc.........................     8,425       179,621
                                                  -----------
                                                      607,976
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.........               4,037,910
                                                  -----------
CONSUMER STAPLES - 1.4%
FOOD & STAPLES RETAILING - 1.4%
Costco Wholesale Corp................     4,285       192,054
Whole Foods Market, Inc..............     1,100       130,130
                                                  -----------
TOTAL CONSUMER STAPLES...............                 322,184
                                                  -----------
HEALTH CARE - 11.3%
BIOTECHNOLOGY - 7.9%
Amgen, Inc. (a)......................     9,822       593,838
Biogen Idec, Inc. (a)................     6,375       219,619
Chiron Corp. (a).....................     4,475       156,133
Genzyme Corp. (a)....................     5,400       324,486
Gilead Sciences, Inc. (a)............     7,575       333,224
Invitrogen Corp. (a).................       840        69,964

                                                     FAIR
COMMON STOCKS - 90.4%                   SHARES       VALUE
-------------------------------------------------------------
BIOTECHNOLOGY (CONTINUED)
Medimmune, Inc. (a)..................     4,520   $   120,774
Millennium Pharmaceuticals, Inc.
  (a)................................     5,740        53,210
                                                  -----------
                                                    1,871,248
                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
Biomet, Inc..........................     5,775       200,046
DENTSPLY International, Inc..........     1,325        71,550
                                                  -----------
                                                      271,596
                                                  -----------
HEALTH CARE PROVIDERS & SERVICES - 1.2%
Express Scripts, Inc. (a)............     2,250       112,455
Lincare Holdings, Inc. (a)...........     1,625        66,365
Patterson Cos., Inc. (a).............     2,255       101,656
                                                  -----------
                                                      280,476
                                                  -----------
PHARMACEUTICALS - 1.0%
Teva Pharmaceutical Industries,
  Ltd. - ADR.........................     7,910       246,317
                                                  -----------
TOTAL HEALTH CARE....................               2,669,637
                                                  -----------
INDUSTRIALS - 4.2%
AIR FREIGHT & LOGISTICS - 0.7%
C.H. Robinson Worldwide, Inc.........     1,425        82,935
Expeditors International of
  Washington, Inc....................     1,775        88,413
                                                  -----------
                                                      171,348
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 1.9%
Apollo Group, Inc. (a)...............     3,125       244,437
Career Education Corp. (a)...........     1,775        64,983
Cintas Corp..........................     3,525       136,065
                                                  -----------
                                                      445,485
                                                  -----------
ELECTRICAL EQUIPMENT - 0.3%
American Power Conversion Corp.......     3,300        77,847
                                                  -----------
MACHINERY - 1.0%
PACCAR, Inc..........................     3,312       225,216
                                                  -----------
TRADING COMPANIES & DISTRIBUTORS - 0.3%
Fastenal Co..........................     1,225        75,043
                                                  -----------
TOTAL INDUSTRIALS....................                 994,939
                                                  -----------
INFORMATION TECHNOLOGY - 51.8%
COMMUNICATIONS EQUIPMENT - 10.5%
Cisco Systems, Inc. (a)..............    38,900       743,379
Comverse Technology, Inc. (a)........     3,555        84,076
JDS Uniphase Corp. (a)...............    28,110        42,727
Juniper Networks, Inc. (a)...........     6,100       153,598
QUALCOMM, Inc........................    33,570     1,108,146
Research In Motion Ltd. (a)..........     3,250       239,687
Telefonaktiebolaget LM
  Ericsson - ADR.....................     2,175        69,491
Tellabs, Inc. (a)....................     4,350        37,845
                                                  -----------
                                                    2,478,949
                                                  -----------
COMPUTERS & PERIPHERALS - 7.3%
Apple Computer, Inc. (a).............    19,570       720,372
Dell, Inc. (a).......................    15,175       599,564
Network Appliance, Inc. (a)..........     6,535       184,744

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 90.4%                   SHARES       VALUE
-------------------------------------------------------------
COMPUTERS & PERIPHERALS (CONTINUED)
QLogic Corp. (a).....................     1,595   $    49,238
SanDisk Corp. (a)....................     2,825        67,037
Sun Microsystems, Inc. (a)...........    25,245        94,164
                                                  -----------
                                                    1,715,119
                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.3%
CDW Corp.............................     1,455        83,066
Flextronics International Ltd. (a)...    10,450       138,045
Molex, Inc...........................     1,680        43,747
Sanmina-SCI Corporation (a)..........     9,570        52,348
                                                  -----------
                                                      317,206
                                                  -----------
INTERNET SOFTWARE & SERVICES - 2.2%
VeriSign, Inc. (a)...................     4,255       122,374
Yahoo!, Inc. (a).....................    11,435       396,223
                                                  -----------
                                                      518,597
                                                  -----------
IT SERVICES - 2.0%
Cognizant Technology Solutions Corp.
  (a)................................     2,250       106,042
Fiserv, Inc. (a).....................     4,087       175,537
Paychex, Inc.........................     6,120       199,145
                                                  -----------
                                                      480,724
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT - 12.5%
Altera Corp. (a).....................     8,900       176,398
Applied Materials, Inc...............    14,475       234,206
ATI Technologies, Inc. (a)...........     4,225        50,066
Broadcom Corp. (a)...................     4,300       152,693
Intel Corp...........................    36,820       959,529
Intersil Corp. Class A...............     2,625        49,271
KLA-Tencor Corp......................     4,075       178,078
Lam Research Corp. (a)...............     2,450        70,903
Linear Technology Corp. .............     6,980       256,096
Marvell Technology Group Ltd. (a)....     4,550       173,082
Maxim Integrated Products, Inc.......     7,840       299,566
Microchip Technology, Inc............     2,950        87,379
Novellus Systems, Inc. (a)...........     2,400        59,304
Xilinx, Inc..........................     7,930       202,215
                                                  -----------
                                                    2,948,786
                                                  -----------
SOFTWARE - 16.0%
Adobe Systems, Inc...................     8,155       233,396
Autodesk, Inc........................     4,050       139,198
BEA Systems, Inc. (a)................     6,200        54,436
Check Point Software Technologies
  Ltd. (a)...........................     4,170        82,566
Citrix Systems, Inc. (a).............     3,425        74,185
Electronic Arts, Inc. (a)............     5,255       297,486
Intuit, Inc. (a).....................     3,890       175,478
Mercury Interactive Corp. (a)........     1,575        60,417
Microsoft Corp.......................    63,350     1,573,614

                                                     FAIR
COMMON STOCKS - 90.4%                   SHARES       VALUE
-------------------------------------------------------------
SOFTWARE (CONTINUED)
Oracle Corp. (a).....................    36,535   $   482,262
Siebel Systems, Inc..................    10,300        91,670
Symantec Corp. (a)...................    12,665       275,337
Synopsys, Inc. (a)...................     2,255        37,591
VERITAS Software Corp. (a)...........     7,435       181,414
                                                  -----------
                                                    3,759,050
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.........              12,218,431
                                                  -----------
MATERIALS - 0.5%
CHEMICALS - 0.3%
Sigma-Aldrich Corp...................     1,125        63,045
                                                  -----------
CONTAINERS & PACKAGING - 0.2%
Smurfit-Stone Container Corp. (a)....     4,250        43,223
                                                  -----------
TOTAL MATERIALS......................                 106,268
                                                  -----------
TELECOMMUNICATION SERVICES - 4.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
Level 3 Communications, Inc. (a).....    11,675        23,700
MCI, Inc. (a)........................     6,025       154,903
                                                  -----------
                                                      178,603
                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES - 3.3%
Nextel Communications, Inc. (a)......    24,055       777,217
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES.....                 955,820
                                                  -----------
TOTAL COMMON STOCKS
 (COST $22,430,183)..................             $21,305,189
                                                  -----------

                                                     FAIR
EXCHANGE TRADED FUNDS - 9.4%            SHARES      VALUE
------------------------------------------------------------
Nasdaq-100 Index Tracking Stock.......   60,165   $2,213,470
                                                  ----------
TOTAL EXCHANGE TRADED FUNDS
  (COST $2,221,927)...................            $2,213,470
                                                  ----------

                                         FACE        FAIR
SHORT-TERM NOTES - 1.3%                 AMOUNT       VALUE
-------------------------------------------------------------
Prudential Funding 3.000% 07/01/05...  $311,000   $   311,000
                                                  -----------
TOTAL SHORT-TERM NOTES
 (COST $311,000).....................             $   311,000
                                                  -----------
TOTAL INVESTMENTS - 101.1%
  (COST $24,963,110) (B).............             $23,829,659
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (1.1)%....................                (264,635)
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $23,565,024
                                                  ===========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
  ADR:  American Depository Receipts
Footnotes:
  (a)   Non-Income Producing
  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $24,963,110)......................  $23,829,659
  Cash......................................          648
  Receivable for fund shares sold...........       96,200
  Dividends and accrued interest
    receivable..............................        4,308
  Prepaid expenses and other assets.........           10
                                              -----------
    Total assets............................   23,930,825
                                              -----------
Liabilities:
  Payable for securities purchased..........      234,096
  Payable for fund shares redeemed..........      115,088
  Payable for investment management
    services................................        7,812
  Accrued custody expense...................          371
  Accrued professional fees.................        4,729
  Accrued accounting fees...................        2,102
  Accrued printing and proxy fees...........        1,161
  Other accrued expenses....................          442
                                              -----------
    Total liabilities.......................      365,801
                                              -----------
Net assets..................................  $23,565,024
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 6,120,721
  Paid-in capital in excess of par value....   23,179,265
  Accumulated net realized losses on
    investments.............................   (4,700,812)
  Net unrealized depreciation on
    investments.............................   (1,133,451)
  Undistributed net investment income.......       99,301
                                              -----------
Net assets..................................  $23,565,024
                                              ===========
Shares outstanding..........................    6,120,721
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $      3.85
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest...................................  $     2,625
  Dividends (net of withholding tax of
    $284)....................................       38,399
                                               -----------
    Total investment income..................       41,024
                                               -----------
Expenses:
  Management fees............................       64,341
  Custodian fees.............................        1,893
  Directors' fees............................          607
  Professional fees..........................        4,973
  Accounting fees............................        7,892
  Printing and proxy fees....................        1,281
  Other......................................          271
                                               -----------
    Total expenses...........................       81,258
      Less expenses voluntarily reduced or
         reimbursed by advisor...............      (22,854)
                                               -----------
    Net expenses.............................       58,404
                                               -----------
    Net investment loss......................      (17,380)
                                               -----------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments..............................      (93,985)
  Change in unrealized
    appreciation/depreciation on
    investments..............................   (1,481,565)
                                               -----------
    Net realized/unrealized gains (losses) on
      investments............................   (1,575,550)
                                               -----------
    Change in net assets from operations.....  $(1,592,930)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ-100 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment income (loss)..............................    $   (17,380)       $   116,681
  Realized gains (losses) on investments....................        (93,985)          (637,720)
  Change in unrealized appreciation/depreciation on
    investments.............................................     (1,481,565)         2,290,393
                                                                -----------        -----------
    Change in net assets from operations....................     (1,592,930)         1,769,354
                                                                -----------        -----------
Capital transactions:
  Received from shares sold.................................      7,817,333          5,385,918
  Paid for shares redeemed..................................     (2,155,923)        (4,355,256)
                                                                -----------        -----------
    Change in net assets from capital transactions..........      5,661,410          1,030,662
                                                                -----------        -----------
      Change in net assets..................................      4,068,480          2,800,016
Net Assets:
  Beginning of period.......................................     19,496,544         16,696,528
                                                                -----------        -----------
  End of period.............................................    $23,565,024        $19,496,544
                                                                ===========        ===========
  Undistributed net investment income.......................    $    99,301        $   116,681
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2005        -------------------------------------
                                                                (UNAUDITED)         2004      2003       2002       2001
                                                              ----------------      -----     -----     ------     ------
Per share operating performance:
Net asset value, beginning of period........................       $4.18            $3.80     $2.57     $ 4.10     $ 6.09
Investment activities:
  Net investment income (loss)..............................          --             0.03     (0.01)     (0.01)     (0.02)
  Net realized and unrealized gains (losses) on
    investments.............................................       (0.33)            0.35      1.24      (1.52)     (1.97)
                                                                   -----            -----     -----     ------     ------
      Total from investment activities......................       (0.33)            0.38      1.23      (1.53)     (1.99)
                                                                   -----            -----     -----     ------     ------
Net asset value, end of period..............................       $3.85            $4.18     $3.80     $ 2.57     $ 4.10
                                                                   =====            =====     =====     ======     ======
Total return................................................       (7.89)%(b)       10.00%    47.86%    (37.32)%   (32.68)%
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $23.6            $19.5     $16.7     $  7.7     $  9.9
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
      by advisor:
      Expenses..............................................        0.56%(a)         0.58%     0.67%      0.68%      0.74%
      Net investment income (loss)..........................       (0.17)%(a)        0.67%    (0.44)%    (0.56)%    (0.60)%
    Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
      Expenses..............................................        0.78%(a)         0.93%     1.05%      1.08%      1.05%
    Portfolio turnover rate.................................          26%              20%       64%       103%        58%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 OBJECTIVE

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    11.76%
Since inception (5/1/02)                     5.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Bristol Portfolio returned 5.17% versus (0.81%) for the current benchmark, the S&P 500 Index.

The first half of the year was challenging overall for the stock market indices, which struggled to make any significant gains. The demand for imported goods and surging oil prices weighed on investors. Consumer confidence held fairly steady however, and toward the end of the period, the economy began to make a solid recovery. Industrial production picked up, consumer spending rebounded and the unemployment rate fell to a forty-five month low of 5%. The CPI appeared to be moderating to below 2.2% indicating that core inflation is likely to remain stable. The Federal Reserve continued to raise short-term interest rates, ending the period at 3.25% while GDP grew at a fairly substantial pace.

Major outperformers for the period included health care stocks Accredo Health, Inc. up 57% on announcement of an acquisition by Medco Health Solutions, Inc. at a significant premium, Celgene Corporation, up 55% on positive Revlimid data, and Ivax Corp., up 36% on strong 2006 guidance. Health Net, Inc. a small managed care stock, was up 35% as the company revised its earnings estimates and continues to undergo a turnaround phase. Another outperformer, Nordstrom, Inc. was up 46% on earnings beats from strong sales trends and margin improvement.(1)

Detractors to performance included International Business Machines, down 23% after the company lowered its guidance based on fewer than expected bookings in its consulting business and weakness in its European IT division. Tyco International Ltd. was down 18% on concerns over its electronics division, and Electronic Arts was down 16% on weak guidance due to weakness in its franchise segment.(1)

Throughout the period, we increased our weighting in energy by 650 basis points. We began the year with a slight underweight, which cost the Portfolio close to 60 basis points. However, we added several energy stocks such as Suncor Energy, Inc., XTO Energy, Inc., Occidental Petroleum Corp., and Exxon Mobil Corp., which we began to view more positively. We are slightly overweight energy going into the second half of the year as we view these stocks as relatively cheap and expect numbers to continue to move up.(1)

We remained overweight in health care during the period while shifting specific stocks. We bought hospital stocks Triad Hospitals, Inc., LifePoint Hospitals, Inc., and Community Health Systems in the beginning of the year and eventually sold these stocks primarily on valuation. Throughout the period we added several Life Science stocks including PerkinElmer, Inc., Thermo Electron Corp., and Fisher Scientific International, Inc., which we expect to benefit from the discovery and development of new drugs. Toward the end of the period we also added drug distributor stocks Cardinal Health, Inc. and McKesson Corp. based on better margin visibility and improvements with inventory problems.(1)

We decreased our weighting in financials to a significant underweight. We sold Morgan Stanley following issues with fixed-income, litigation and management turnover. We also sold US Bancorp because we saw little opportunity for margin expansion going forward. Another financial stock, MBNA America Bank NA was partially sold after it bounced back following a weak earnings pre-announcement. We sold the rest after its announced acquisition by Bank of America Corp. We also sold Franklin Resources, Inc. in the mid 70s on valuation and unfortunately the stock continued to make further gains with the market. For now, we remain underweight financials, where we do not expect to see much improvement in numbers.(1)

While we are underweight financials, we remain overweight the technology and industrials sectors going into the second half of the year. The Portfolio is positioned to do well if the economy continues to gradually improve and the market moves in an upward direction. The Portfolio could be at risk if financials do particularly well since we are underweight

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO (CONTINUED)

this sector. The Portfolio could also be at risk if energy costs begin to dampen spending negatively impacting the economy. Overall, we are optimistic that the economy will continue to stabilize amidst a moderately improving global-political environment.(1)
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                BRISTOL PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 2002)                 S&P 500 INDEX
                                                                ----------------------------              -------------
5/1/02                                                                   10000.00                           10000.00
6/02                                                                      8951.00                            9138.00
                                                                          7901.05                            8197.70
6/03                                                                      8811.25                            9161.75
                                                                         10464.20                           10548.80
6/04                                                                     10695.50                           10911.70
                                                                         11366.10                           11695.20
6/05                                                                     11953.70                           11600.50

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                    % of Net Assets
Common Stocks (3)
                                               98.0
Repurchase Agreements Less Net
  Liabilities
                                                2.0
                                    ---------------
                                              100.0
                                    ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                     % of Net Assets
 1.  Procter & Gamble Co.                        2.4
 2.  Intel Corp.                                 2.4
 3.  Bank of America Corp.                       2.3
 4.  Citigroup, Inc.                             2.3
 5.  General Electric Co.                        2.3
 6.  Exxon Mobil Corp.                           2.3
 7.  Johnson & Johnson                           2.2
 8.  Apache Corp.                                2.2
 9.  The Boeing Co.                              2.1
10.  Oracle Corp.                                2.1

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                    % of Net Assets
      Health Care                                                              20.5
      Information Technology                                                   19.0
      Industrials                                                              17.0
      Financials                                                               11.6
      Energy                                                                   10.1
      Consumer Discretionary                                                    9.9
      Consumer Staples                                                          8.0
      Telecommunication Services                                                1.9
                                                                    ---------------
                                                                               98.0
                                                                    ===============

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 98.0%                   SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 9.9%
HOTELS, RESTAURANTS & LEISURE - 1.9%
Royal Caribbean Cruises Ltd. ........     7,700   $   372,372
                                                  -----------
MEDIA - 2.0%
The Walt Disney Co. .................    15,200       382,736
                                                  -----------
MULTILINE RETAIL - 3.7%
JC Penney Co. Inc. ..................     7,700       404,866
Nordstrom, Inc. .....................     4,600       312,662
                                                  -----------
                                                      717,528
                                                  -----------
SPECIALTY RETAIL - 2.3%
Best Buy Co., Inc. ..................     3,100       212,505
The Home Depot, Inc. ................     5,900       229,510
                                                  -----------
                                                      442,015
                                                  -----------
TOTAL CONSUMER DISCRETIONARY.........               1,914,651
                                                  -----------
CONSUMER STAPLES - 8.0%
BEVERAGES - 3.8%
PepsiCo, Inc. .......................     6,800       366,724
The Coca-Cola Co. ...................     9,100       379,925
                                                  -----------
                                                      746,649
                                                  -----------
FOOD PRODUCTS - 1.0%
Campbell Soup Co. ...................     6,000       184,620
                                                  -----------
HOUSEHOLD PRODUCTS - 2.4%
Procter & Gamble Co. ................     9,000       474,750
                                                  -----------
TOBACCO - 0.8%
Altria Group, Inc. ..................     2,400       155,184
                                                  -----------
TOTAL CONSUMER STAPLES...............               1,561,203
                                                  -----------
ENERGY - 10.1%
OIL & GAS - 10.1%
Apache Corp. ........................     6,500       419,900
Exxon Mobil Corp. ...................     7,700       442,519
Occidental Petroleum Corp. ..........     5,000       384,650
Suncor Energy, Inc. .................     8,500       402,220
XTO Energy, Inc. ....................     8,900       302,511
                                                  -----------
TOTAL ENERGY.........................               1,951,800
                                                  -----------
FINANCIALS - 11.6%
COMMERCIAL BANKS - 2.4%
Bank of America Corp. ...............    10,000       456,100
                                                  -----------
DIVERSIFIED FINANCIAL SERVICES - 4.3%
Citigroup, Inc. .....................     9,800       453,054
JPMorgan Chase & Co. ................    11,000       388,520
                                                  -----------
                                                      841,574
                                                  -----------
INSURANCE - 4.9%
American International Group,
  Inc. ..............................     6,700       389,270
Hartford Financial Services Group,
  Inc. ..............................     2,400       179,472
Lincoln National Corp. ..............     8,200       384,744
                                                  -----------
                                                      953,486
                                                  -----------
TOTAL FINANCIALS.....................               2,251,160
                                                  -----------

                                                     FAIR
COMMON STOCKS - 98.0%                   SHARES       VALUE
-------------------------------------------------------------
HEALTH CARE - 20.5%
HEALTH CARE EQUIPMENT &
  SUPPLIES - 7.2%
Fisher Scientific International, Inc.
  (a)................................     5,200   $   337,480
PerkinElmer, Inc. ...................    16,400       309,960
St Jude Medical, Inc. (a)............     8,300       361,963
Thermo Electron Corp. (a)............    14,500       389,615
                                                  -----------
                                                    1,399,018
                                                  -----------
HEALTH CARE PROVIDERS &
  SERVICES - 7.8%
Cardinal Health, Inc. ...............     7,100       408,818
Health Net, Inc. (a).................    10,000       381,600
McKesson Corp. ......................     8,200       367,278
Medco Health Solutions, Inc. (a).....     6,600       352,176
                                                  -----------
                                                    1,509,872
                                                  -----------
PHARMACEUTICALS - 5.5%
IVAX Corp. (a).......................    17,300       371,950
Johnson & Johnson....................     6,600       429,000
Pfizer, Inc. ........................     9,800       270,284
                                                  -----------
                                                    1,071,234
                                                  -----------
TOTAL HEALTH CARE....................               3,980,124
                                                  -----------
INDUSTRIALS - 17.0%
AEROSPACE & DEFENSE - 10.2%
General Dynamics Corp. ..............     3,400       372,436
Honeywell International, Inc. .......    11,100       406,593
L-3 Communications Holdings, Inc. ...     5,100       390,558
The Boeing Co. ......................     6,300       415,800
United Technologies Corp. ...........     7,500       385,125
                                                  -----------
                                                    1,970,512
                                                  -----------
ELECTRICAL EQUIPMENT - 1.5%
Rockwell Automation, Inc. ...........     6,000       292,260
                                                  -----------
INDUSTRIAL CONGLOMERATES - 4.2%
General Electric Co. ................    13,000       450,450
Tyco International Ltd. .............    12,700       370,840
                                                  -----------
                                                      821,290
                                                  -----------
MACHINERY - 1.1%
Caterpillar, Inc. ...................     2,300       219,213
                                                  -----------
TOTAL INDUSTRIALS....................               3,303,275
                                                  -----------
INFORMATION TECHNOLOGY - 19.0%
COMMUNICATIONS EQUIPMENT - 2.0%
Cisco Systems, Inc. (a)..............    20,000       382,200
                                                  -----------
COMPUTERS & PERIPHERALS - 3.4%
Dell, Inc. (a).......................     7,100       280,521
Hewlett-Packard Co. .................    16,100       378,511
                                                  -----------
                                                      659,032
                                                  -----------
INTERNET SOFTWARE & SERVICES - 1.8%
Google, Inc. (a).....................     1,200       352,980
                                                  -----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 7.6%
Altera Corp. (a).....................    20,000       396,400
Intel Corp. .........................    17,600       458,656

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 98.0%                   SHARES       VALUE
-------------------------------------------------------------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT (CONTINUED)
Maxim Integrated Products, Inc. .....    10,000   $   382,100
Texas Instruments, Inc. .............     8,900       249,823
                                                  -----------
                                                    1,486,979
                                                  -----------
SOFTWARE - 4.2%
Microsoft Corp. .....................    16,300       404,892
Oracle Corp. (a).....................    31,100       410,520
                                                  -----------
                                                      815,412
                                                  -----------
TOTAL INFORMATION TECHNOLOGY.........               3,696,603
                                                  -----------
TELECOMMUNICATION SERVICES - 1.9%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 1.9%
Sprint Corp. ........................    15,000       376,350
                                                  -----------
TOTAL TELECOMMUNICATION SERVICES.....                 376,350
                                                  -----------
TOTAL COMMON STOCKS
  (COST $18,241,506).................             $19,035,166
                                                  -----------

                                         FACE        FAIR
REPURCHASE AGREEMENTS - 4.9%            AMOUNT       VALUE
-------------------------------------------------------------
US Bank 2.100% 07/01/05..............  $959,000   $   959,000
                                                  -----------
 Repurchase price $959,056
 Collateralized by:
  Freddie Mac Gold Mortgage Back Pool
  #C01528 5.000% 04/01/33
  Fair Value: $393,962
  Freddie Mac Gold Mortgage Back Pool
  #E99430 4.500% 09/01/18
  Fair Value: $584,206
TOTAL REPURCHASE AGREEMENTS
  (COST $959,000)....................             $   959,000
                                                  -----------
TOTAL INVESTMENTS - 102.9%
  (COST $19,200,506) (B).............             $19,994,166
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (2.9)%....................                (567,247)
                                                  -----------
TOTAL NET ASSETS - 100.0%............             $19,426,919
                                                  ===========

--------------------------------------------------------------------------------
Percentages are stated as a percent of net assets.

Footnotes

  (a) Non-Income Producing

  (b) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $19,200,506)......................  $19,994,166
  Cash......................................          736
  Receivable for securities sold............      689,860
  Dividends and accrued interest
    receivable..............................       18,738
  Prepaid expenses and other assets.........            4
                                              -----------
    Total assets............................   20,703,504
                                              -----------
Liabilities:
  Payable for securities purchased..........    1,108,010
  Payable for fund shares redeemed..........      149,878
  Payable for investment management
    services................................       12,093
  Accrued custody expense...................          271
  Accrued professional fees.................        4,605
  Accrued accounting fees...................        1,437
  Accrued printing and proxy fees...........          291
                                              -----------
    Total liabilities.......................    1,276,585
                                              -----------
Net assets..................................  $19,426,919
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,836,024
  Paid-in capital in excess of par value....   16,134,516
  Accumulated net realized gains on
    investments.............................      601,977
  Net unrealized appreciation on
    investments.............................      793,660
  Undistributed net investment income.......       60,742
                                              -----------
Net assets..................................  $19,426,919
                                              ===========
Shares outstanding..........................    1,836,024
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     10.58
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest.....................................  $  5,035
  Dividends (net of withholding tax of $137)...    94,990
                                                 --------
    Total investment income....................   100,025
                                                 --------
Expenses:
  Management fees..............................    53,123
  Custodian fees...............................     1,703
  Directors' fees..............................       400
  Professional fees............................     4,770
  Accounting fees..............................     5,226
  Printing and proxy fees......................       733
  Other........................................       114
                                                 --------
    Total expenses.............................    66,069
                                                 --------
    Net investment income......................    33,956
                                                 --------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on investments...   345,215
  Change in unrealized
    appreciation/depreciation on investments...   392,912
                                                 --------
    Net realized/unrealized gains (losses) on
      investments..............................   738,127
                                                 --------
    Change in net assets from operations.......  $772,083
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRISTOL PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment income.....................................    $    33,956         $  107,234
  Realized gains (losses) on investments....................        345,215          1,013,946
  Change in unrealized appreciation/depreciation on
    investments.............................................        392,912           (494,578)
                                                                -----------         ----------
    Change in net assets from operations....................        772,083            626,602
                                                                -----------         ----------
Distributions to shareholders:
  Distributions paid from net investment income.............             --            (80,044)
  Distributions paid from net capital gains.................             --           (823,351)
                                                                -----------         ----------
    Change in net assets from distributions to
     shareholders...........................................             --           (903,395)
                                                                -----------         ----------
Capital transactions:
  Received from shares sold.................................     10,839,209            950,660
  Received from dividends and capital gains reinvested......             --            903,395
  Paid for shares redeemed..................................       (236,618)          (524,968)
                                                                -----------         ----------
    Change in net assets from capital transactions..........     10,602,591          1,329,087
                                                                -----------         ----------
      Change in net assets..................................     11,374,674          1,052,294
Net Assets:
  Beginning of period.......................................      8,052,245          6,999,951
                                                                -----------         ----------
  End of period.............................................    $19,426,919         $8,052,245
                                                                ===========         ==========
  Undistributed net investment income.......................    $    60,742         $   26,786
                                                                ===========         ==========

 FINANCIAL HIGHLIGHTS

                                                      SIX MONTHS ENDED        YEARS ENDED DECEMBER 31,          MAY 1, 2002 *
                                                       JUNE 30, 2005       ------------------------------            TO
                                                        (UNAUDITED)            2004              2003         DECEMBER 31, 2002
                                                      ----------------     ------------      ------------     -----------------
Per share operating performance:
Net asset value, beginning of period................      $ 10.06             $10.43            $ 7.90             $ 10.00
Investment activities:
  Net investment income (loss)......................         0.02               0.13              0.03               (0.01)
  Net realized and unrealized gains (losses) on
    investments.....................................         0.50               0.63              2.53               (2.09)
                                                          -------             ------            ------             -------
      Total from investment activities..............         0.52               0.76              2.56               (2.10)
                                                          -------             ------            ------             -------
Distributions:
  Distributions from net investment income..........           --              (0.10)            (0.03)                 --
  Distributions of net realized capital gains.......           --              (1.03)               --                  --
                                                          -------             ------            ------             -------
      Total distributions...........................           --              (1.13)            (0.03)                 --
                                                          -------             ------            ------             -------
Net asset value, end of period......................      $ 10.58             $10.06            $10.43             $  7.90
                                                          =======             ======            ======             =======
Total return........................................         5.17%(b)           8.62%            32.44%             (21.00)%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)............      $  19.4             $  8.1            $  7.0             $   3.0
  Ratios to average net assets:
    Ratios net of expenses reduced or reimbursed by
      advisor:
      Expenses......................................         0.98%(a)           0.27%             0.86%               1.71%(a)
      Net investment income (loss)..................         0.50%(a)           1.45%             0.39%              (0.24)%(a)
    Ratios assuming no expenses reduced or
      reimbursed by advisor:
      Expenses......................................         0.98%(a)           1.07%             1.25%               1.83%(a)
    Portfolio turnover rate.........................          116%               300%              224%                 98%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

* Represents date of commencement of operations.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 OBJECTIVE

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     3.23%
Since inception (5/1/02)                    -1.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more, or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Bryton Growth Portfolio returned (4.49%) versus (3.58%) for the current benchmark, the Russell 2000 Growth Index.

During the first 4-5 months, the equity market declined on rising interest rates, high energy prices and the sinking dollar. Regulatory probes negatively impacted the financial and health care sectors. The Russell 2000 Growth Index was down as much as 13% at one point. As we moved closer to the end of the second quarter, investors were encouraged that high energy prices and rising interest rates had not slowed the economy. The end of the Fed tightening was anticipated, and major indices started to recover.

We did not significantly change the Portfolio's sector weightings except by making small additions to health care holdings for stable growth, and reducing financials due to a difficult interest rate environment. We continued to overweight the aerospace and defense industry, as many companies will benefit from expected commercial aerospace recovery and defense/homeland security spending, and underweight the consumer discretionary sector, cautious on consumer spending being weighed by record energy prices.(1)

Outperformers included LCA-Vision, Inc., up 108% on strong earnings and pricing power, Accredo Health, Inc. up over 50% due to acquisition, and The9 Ltd. up over 40% on a successful product launch.(1)

A big disappointment was Able Laboratories, Inc. down 80% and adversely impacted performance by 120 basis points, manufacturing problem led to recalls and productions halt. Other underperformers included, Tibco Software, Inc. down 50% and Silicon Image, Inc., down 38% since missing earning targets.(1)

We are optimistic that the U.S. economy will continue to be resilient and create jobs. M&A activities due to improving corporate balance sheets coupled with still low interest rates create support for equity valuation. However, we are more cautious now that the expectation for an early end to Fed tightening seemed premature, and economic news out of Europe continues to have a negative bias. Historically high energy prices and ever present geo-political risks also warrant a cautious approach.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                            BRYTON GROWTH PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 2002)            RUSSELL 2000 GROWTH INDEX
                                                            ----------------------------------      -------------------------
5/1/02                                                                   10000.00                           10000.00
6/02                                                                      8171.00                            8630.00
                                                                          6880.80                            7281.13
6/03                                                                      8140.67                            8688.57
                                                                          9330.84                           10814.70
6/04                                                                      9280.45                           11427.90
                                                                         10030.30                           12360.40
6/05                                                                      9579.95                           11917.90

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               97.6
Repurchase Agreements
  Less Net Liabilities                           2.4
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                       % of Net Assets
 1.  Protein Design Labs, Inc.                     1.7
 2.  ValueClick, Inc.                              1.7
 3.  MEMC Electronic Materials,
     Inc.                                          1.7
 4.  Luminex Corp.                                 1.6
 5.  ArthroCare Corp.                              1.6
 6.  BE Aerospace, Inc.                            1.6
 7.  Quiksilver, Inc.                              1.6
 8.  Advanced Neuromodulation
     Systems, Inc.                                 1.6
 9.  Symyx Technologies                            1.6
10.  LCA-Vision, Inc.                              1.6

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Information Technology                                                    29.4
      Health Care                                                               27.9
      Consumer Discretionary                                                    13.3
      Industrials                                                               11.7
      Energy                                                                     5.7
      Financials                                                                 4.1
      Consumer Staples                                                           3.9
      Materials                                                                  1.6
                                                                     ---------------
                                                                                97.6
                                                                     ===============

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                      FAIR
COMMON STOCKS - 97.6%                   SHARES       VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 13.3%
HOTELS, RESTAURANTS & LEISURE - 1.5%
IHOP Corp. .........................       3,300   $  143,187
                                                   ----------
SPECIALTY RETAIL - 8.7%
AC Moore Arts & Crafts, Inc. (a)....       4,830      152,676
Claire's Stores, Inc. ..............       6,048      145,455
Dick's Sporting Goods, Inc. (a).....       3,474      134,062
Linens 'N Things, Inc. (a)..........       6,170      145,982
PETCO Animal Supplies, Inc. (a).....       4,435      130,034
The Talbots, Inc. ..................       4,500      146,115
                                                   ----------
                                                      854,324
                                                   ----------
TEXTILES, APPAREL & LUXURY
  GOODS - 3.1%
Quiksilver, Inc. (a)................       9,700      155,006
The Warnaco Group Inc. (a)..........       6,300      146,475
                                                   ----------
                                                      301,481
                                                   ----------
TOTAL CONSUMER DISCRETIONARY........                1,298,992
                                                   ----------
CONSUMER STAPLES - 3.9%
FOOD PRODUCTS - 1.2%
Corn Products International,
  Inc. .............................       5,000      118,800
                                                   ----------
PERSONAL PRODUCTS - 2.7%
Elizabeth Arden, Inc. (a)...........       6,500      152,035
Nu Skin Enterprises, Inc. ..........       5,000      116,500
                                                   ----------
                                                      268,535
                                                   ----------
TOTAL CONSUMER STAPLES..............                  387,335
                                                   ----------
ENERGY - 5.7
OIL & GAS - 5.7%
Berry Petroleum Co. - Class A.......       2,700      142,776
Forest Oil Corp. (a)................       3,500      147,000
Opti Canada, Inc. (a) (b)...........       5,800      126,627
Plains Exploration & Production
  Co. (a)...........................       4,000      142,120
                                                   ----------
TOTAL ENERGY........................                  558,523
                                                   ----------
FINANCIALS - 4.1%
CAPITAL MARKETS - 1.5%
Affiliated Managers Group,
  Inc. (a)..........................       2,200      150,326
                                                   ----------
COMMERCIAL BANKS - 1.3%
Amegy Bancorporation, Inc. .........       5,700      127,566
                                                   ----------
THRIFTS & MORTGAGE FINANCE - 1.3%
Flagstar Bancorp, Inc. .............       6,610      125,127
                                                   ----------
TOTAL FINANCIALS....................                  403,019
                                                   ----------

                                                      FAIR
COMMON STOCKS - 97.6%                   SHARES       VALUE
-------------------------------------------------------------
HEALTH CARE - 27.9%
BIOTECHNOLOGY - 10.9%
Cubist Pharmaceuticals, Inc. (a)....       9,800   $  129,066
Exelixis, Inc. (a)..................      20,000      148,600
Isis Pharmaceuticals, Inc. (a)......      28,000      109,480
Luminex Corp. (a)...................      16,000      157,440
NeoPharm, Inc. (a)..................      10,000       99,900
Protein Design Labs, Inc. (a).......       8,450      170,775
Serologicals Corp. (a)..............       6,584      139,910
Vion Pharmaceuticals, Inc. (a)......      50,000      108,500
                                                   ----------
                                                    1,063,671
                                                   ----------
HEALTH CARE EQUIPMENT &
  SUPPLIES - 9.0%
Advanced Neuromodulation Systems,
  Inc. (a)..........................       3,900      154,752
ArthroCare Corp. (a)................       4,500      157,230
Inamed Corp. (a)....................       2,080      139,298
PerkinElmer, Inc. ..................       7,400      139,860
Sybron Dental Specialties,
  Inc. (a)..........................       3,600      135,432
Syneron Medical Ltd. (a)............       4,200      153,678
                                                   ----------
                                                      880,250
                                                   ----------
HEALTH CARE PROVIDERS &
  SERVICES - 8.0%
Covance, Inc. (a)...................       3,000      134,610
IDX Systems Corp. (a)...............       2,000       60,280
LCA-Vision, Inc. ...................       3,175      153,860
Option Care, Inc. ..................      10,000      141,000
Priority Healthcare Corp. (a).......       6,000      152,160
Sierra Health Services (a)..........       2,000      142,920
                                                   ----------
                                                      784,830
                                                   ----------
TOTAL HEALTH CARE...................                2,728,751
                                                   ----------
INDUSTRIALS - 11.7%
AEROSPACE & DEFENSE - 6.0%
BE Aerospace, Inc. (a)..............      10,000      156,300
DRS Technologies, Inc. .............       3,000      153,840
Engineered Support Systems, Inc. ...       3,450      123,613
Hexcel Corp. (a)....................       9,000      152,280
                                                   ----------
                                                      586,033
                                                   ----------
COMMERCIAL SERVICES & SUPPLIES -1.1%
Navigant Consulting, Inc. (a).......       6,200      109,492
                                                   ----------
MACHINERY - 4.6%
Actuant Corp. (a)...................       3,200      153,408
Manitowoc Co. ......................       3,200      131,264
Terex Corp. (a).....................       1,000       39,400
Turbochef Technologies, Inc. (a)....       7,000      125,440
                                                   ----------
                                                      449,512
                                                   ----------
TOTAL INDUSTRIALS...................                1,145,037
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                      FAIR
COMMON STOCKS - 97.6%                   SHARES       VALUE
-------------------------------------------------------------
INFORMATION TECHNOLOGY - 29.4%
COMMUNICATIONS EQUIPMENT - 1.6%
Tekelec (a).........................       9,000   $  151,200
                                                   ----------
COMPUTERS & PERIPHERALS - 1.3%
Brocade Communications Systems,
  Inc. (a)..........................      32,500      126,100
                                                   ----------
INTERNET SOFTWARE & SERVICES - 4.7%
Akamai Technologies, Inc. (a).......      11,100      145,743
InfoSpace, Inc. (a).................       4,370      143,904
ValueClick, Inc. (a)................      13,580      167,442
                                                   ----------
                                                      457,089
                                                   ----------
IT SERVICES - 1.2%
CheckFree Corp. (a).................       3,500      119,210
                                                   ----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 12.8%
August Technology Corp. (a).........      10,000      116,500
Cypress Semiconductor Corp. (a).....      11,000      138,490
Genesis Microchip, Inc. (a).........       7,500      138,450
International Rectifier Corp. (a)...       3,000      143,160
Intersil Corp. Class A..............       7,000      131,390
MEMC Electronic Materials,
  Inc. (a)..........................      10,500      165,585
Micrel, Inc. (a)....................      13,000      149,760
PMC - Sierra, Inc. (a)..............      15,200      141,816
Silicon Image, Inc. (a).............      12,400      127,224
                                                   ----------
                                                    1,252,375
                                                   ----------
SOFTWARE - 7.8%
Business Objects SA - ADR (a).......       5,300      139,390
File Net Corp. (a)..................       6,000      150,840
Informatica Corp. (a)...............      17,000      142,630
Macromedia, Inc. (a)................       3,100      118,482
Quest Software, Inc. (a)............      11,000      149,930
The9 Ltd.  - ADR (a)................       2,500       65,100
                                                   ----------
                                                      766,372
                                                   ----------
TOTAL INFORMATION TECHNOLOGY........                2,872,346
                                                   ----------

                                                      FAIR
COMMON STOCKS - 97.6%                   SHARES       VALUE
-------------------------------------------------------------
MATERIALS - 1.6%
CHEMICALS - 1.6%
Symyx Technologies (a)..............       5,500   $  153,890
                                                   ----------
TOTAL MATERIALS.....................                  153,890
                                                   ----------
TOTAL COMMON STOCKS
  (COST $8,856,686).................               $9,547,893
                                                   ----------

                                         FACE         FAIR
REPURCHASE AGREEMENTS - 4.5%            AMOUNT       VALUE
-------------------------------------------------------------
US Bank 2.100% 07/01/05.............  $  433,000   $  433,000
                                                   ----------
 Repurchase price $433,025
 Collateralized by:
  Freddie Mac Gold Mortgage Back
  Pool
  #C01528 5.000% 04/01/33
  Fair Value: $177,878
  Freddie Mac Gold Mortgage Back
  Pool
  #E99430 4.500% 09/01/18
  Fair Value: $263,776
TOTAL REPURCHASE AGREEMENTS (COST
  $433,000).........................               $  433,000
                                                   ----------
TOTAL INVESTMENTS - 102.1%
  (COST $9,289,686)(C)..............               $9,980,893
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (2.1)%.............                 (200,724)
                                                   ----------
TOTAL NET ASSETS - 100.0%...........               $9,780,169
                                                   ==========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
  ADR: American Depository Receipts
Footnotes
  (a)  Non Income Producing.
  (b) Securities denominated in foreign currency and traded on a foreign exchange have been subjected to fair value procedures approved by the Fund Board of Directors. These securities represent $126,627 or 1.3% of the Portfolio's net assets. As discussed in Note 2 of the Notes to Financial
       Statements, not all investments are valued at an estimate of fair value that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with a holding is below the 75% threshold.
  (c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $9,289,686).......................  $ 9,980,893
  Cash......................................          509
  Receivable for securities sold............       58,739
  Receivable for fund shares sold...........       14,817
  Dividends and accrued interest
    receivable..............................          437
  Prepaid expenses and other assets.........            4
                                              -----------
    Total assets............................   10,055,399
                                              -----------
Liabilities:
  Payable for securities purchased..........      261,976
  Payable for fund shares redeemed..........          832
  Payable for investment management
    services................................        6,210
  Accrued custody expense...................          144
  Accrued professional fees.................        4,622
  Accrued accounting fees...................        1,067
  Accrued printing and proxy fees...........          379
                                              -----------
    Total liabilities.......................      275,230
                                              -----------
Net assets..................................  $ 9,780,169
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,020,525
  Paid-in capital in excess of par value....    8,436,911
  Accumulated net realized losses on
    investments.............................     (338,794)
  Net unrealized appreciation on
    investments.............................      691,207
  Accumulated net investment loss...........      (29,680)
                                              -----------
Net assets..................................  $ 9,780,169
                                              ===========
Shares outstanding..........................    1,020,525
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $      9.58
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest....................................  $   2,697
  Dividends...................................     10,545
                                                ---------
    Total investment income...................     13,242
                                                ---------
Expenses:
  Management fees.............................     33,627
  Custodian fees..............................      1,472
  Directors' fees.............................        238
  Professional fees...........................      4,719
  Accounting fees.............................      4,165
  Printing and proxy fees.....................        483
  Other.......................................         95
                                                ---------
    Total expenses............................     44,799
                                                ---------
    Net investment loss.......................    (31,557)
                                                ---------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments...............................    204,644
  Change in unrealized
    appreciation/depreciation on
    investments...............................   (468,119)
                                                ---------
    Net realized/unrealized gains (losses) on
      investments.............................   (263,475)
                                                ---------
    Change in net assets from operations......  $(295,032)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BRYTON GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2005       DECEMBER 31,
                                                                (UNAUDITED)            2004
                                                              ----------------     ------------
From investment activities:
Operations:
  Net investment income (loss)..............................     $  (31,557)       $     1,877
  Realized gains (losses) on investments....................        204,644            218,176
  Change in unrealized appreciation/depreciation on
    investments.............................................       (468,119)           284,079
                                                                 ----------        -----------
      Net change in net assets from operations..............       (295,032)           504,132
                                                                 ----------        -----------
Capital transactions:
  Received from shares sold.................................      3,342,660          1,812,254
  Paid for shares redeemed..................................       (249,939)        (1,189,825)
                                                                 ----------        -----------
    Change in net assets from capital transactions..........      3,092,721            622,429
                                                                 ----------        -----------
      Change in net assets..................................      2,797,689          1,126,561
Net Assets:
  Beginning of period.......................................      6,982,480          5,855,919
                                                                 ----------        -----------
  End of period.............................................     $9,780,169        $ 6,982,480
                                                                 ==========        ===========
  Undistributed net investment income (accumulated net
    investment loss)........................................     $  (29,680)       $     1,877
                                                                 ==========        ===========

 FINANCIAL HIGHLIGHTS

                                                                                      YEARS ENDED         MAY 1, 2002*
                                                              SIX MONTHS ENDED        DECEMBER 31,             TO
                                                               JUNE 30, 2005       ------------------     DECEMBER 31,
                                                                (UNAUDITED)         2004        2003          2002
                                                              ----------------     ------      ------     ------------
Per share operating performance:
Net asset value, beginning of period........................       $10.03          $ 9.33      $ 6.88       $ 10.00
Investment activities:
  Net investment income (loss)..............................        (0.03)             --       (0.05)        (0.06)
  Net realized and unrealized gains (losses) on
    investments.............................................        (0.42)           0.70        2.50         (3.06)
                                                                   ------          ------      ------       -------
      Total from investment activities......................        (0.45)           0.70        2.45         (3.12)
                                                                   ------          ------      ------       -------
Net asset value, end of period..............................       $ 9.58          $10.03      $ 9.33       $  6.88
                                                                   ======          ======      ======       =======
Total return................................................        (4.49)%(b)        7.5%      35.61%       (31.20)%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $  9.8          $  7.0      $  5.9       $   2.7
  Ratios to average net assets:
    Ratios net of expenses reduced or reimbursed by advisor:
      Expenses..............................................         1.11%(a)        0.30%       0.99%         1.77%(a)
      Net investment income (loss)..........................        -0.78%(a)        0.03%      (0.80)%       (1.45)%(a)
    Ratios assuming no expenses reduced or reimbursed by
      advisor:
      Expenses..............................................         1.11%(a)        1.15%       1.45%         1.98%(a)
    Portfolio turnover rate.................................           68%            150%        201%           38%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 OBJECTIVE

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    14.59%
Since inception (5/1/04)                    14.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National U.S. Equity Portfolio returned (0.09%) versus (0.31%) for the current benchmark, the S&P 1500 Supercomposite Index.

Investor concerns over rising oil prices once again dominated the investment environment, as crude oil futures hit the $60/bbl mark in late June. Ongoing concerns over the series of Federal Reserve interest rate hikes also weighed heavily on investor's minds over the period. Dating back to June, 2004, when the Fed began raising short-term rates, the overnight Fed Funds rate has risen from 1.00% to 3.25%. The sharp hike in short-term rates has been executed in a series of nine consecutive quarter point increases. This combination of rising oil prices and steadily increasing short-term interest rates took its toll on investor sentiment during the period. By mid-April, 2005, in the midst of a sharp decline in major market indexes, the American Association of Individual Investors Bullish Sentiment Index reached a twelve year low.

Despite the rise in oil prices and short-term rates, along with the decline in bullish investor sentiment, we remained focused on fundamental value. Using our bottom-up approach to calculating the intrinsic worth of the almost 1800 stocks in our universe, we saw the market as trading at about a 25% discount to fair value by the time the market (S&P 1500 Index) reached its 2005 low on April 20, 2005. Because we saw upside potential in the market, we remained fully invested and were able to capture the strong rally that ensued for the rest of the period.(1)

Our investment methodology continued to be implemented as it always has been, with a focus on identifying undervalued industries that are displaying leadership in the market. Consistent with our investment discipline, we tilted the Portfolio toward those industries that displayed above average value and relative strength. This translated into Portfolio exposure to approximately 90 of the 139 industries we track throughout the period, with the top 15 industry weightings comprising just over 40% of the Portfolio as of 6/30/05. The largest exposure to a single industry was in health care services, which had an average weight in the Portfolio of approximately 4.45% during the period. This industry was a strong contributor to overall performance.

As is generally the case, while we will take focused industry positions, we are less inclined to concentrate at the individual stock level. The most heavily weighted individual stock over the period was the Mexican wireless communications service provider America Movil (AMX), comprising on average less than 2.00% of the Portfolio during the period. By the end of the period, the Portfolio held 141 stocks with no stock representing more than 1.3% of the Portfolio.

Our ability to identify and tilt toward industries that are both undervalued and displaying strength relative to the broader market, accounted for this period's relative out-performance. A diverse group of industries contributed positively to the Portfolio's relative return, but those within the Health care sector had the largest positive impact. Managed health care, health care services, and health care facilities contributed approximately 0.94%, 0.67%, and 0.50% respectively to the Portfolio's return for the period. Additional industries that contributed to the period's out-performance were homebuilders and electric utilities. Both of these industries continued to benefit from a decline in long-term interest rates, even as the Fed hiked short-term rates. Labor Ready, Inc., Aetna, Inc., and Jos A. Bank Clothiers, Inc. contributed the most to the Portfolio's out-performance relative to the benchmark for the period. Employment services provider Labor Ready, Inc. continued to benefit from a firming employment market, rising 44.16%. Aetna, Inc., a leading player in the managed health care industry, rose 32.78%. Jos A. Bank Clothiers, Inc., a manufacturer of classic men's clothing, was up 44.53% amid continued strength in the retail sector of the economy.(1)

Sonic Solutions, Cree, Inc., and Overland Storage, Inc. were major detractors from Portfolio performance for the period. Sonic Solutions, a manufacturer of digital video disc publishing systems, fell more than 15% in early February after the company put out a warning for 2006 earnings. Sonic Solutions fell 30.21% for the full period. Cree, Inc., a maker of chips for light cellular phones and dashboards, also fell sharply early in the period on the heels of an earnings warning. Cree, Inc. declined 41.17% for the period. Overland

                                                                     (continued)

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO (CONTINUED)

Storage, the maker of computer data storage systems, dropped sharply early in the period after the company cut its second quarter earnings forecast.(1)

We believe that the rally that began this spring should continue as stocks are still priced below our estimate of fair value. Based on corporate earnings, long-term growth expectations, and current interest levels, we estimate stocks are trading at a 20% discount to their intrinsic worth.

On-going concerns about rising oil prices and the aggressiveness of the Fed rate hikes appears to have distracted investors from the sound company and economic fundamentals that currently exist.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                              U.S. EQUITY PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 2004)         S&P 1500 SUPERCOMPOSITE INDEX
                                                              --------------------------------    -----------------------------
5/1/04                                                                    10000.00                           10000.00
6/04                                                                      10210.00                           10358.00
12/04                                                                     11709.80                           11143.10
6/05                                                                      11699.30                           11108.60

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standard and Poor's 1500 Supercomposite is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994.

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               99.1
Short-Term Notes Less Net
  Liabilities                                    0.9
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                       % of Net Assets
 1.  McKesson Corp.                                1.3
 2.  Aetna, Inc.                                   1.3
 3.  Universal Health Services,
     Inc.                                          1.3
 4.  America Movil SA de CV - ADR                  1.2
 5.  Henry Schein, Inc.                            1.2
 6.  Community Health Systems, Inc.                1.2
 7.  WellChoice, Inc.                              1.2
 8.  L-3 Communications Holdings,
     Inc.                                          1.2
 9.  CIGNA Corp.                                   1.2
10.  Medco Health Solutions, Inc.                  1.2

-------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                    % of Net Assets
      Health Care                              20.1
      Consumer Discretionary                   19.5
      Industrials                              11.7
      Financials                               10.4
      Utilities                                 9.6
      Consumer Staples                          8.8
      Information Technology                    8.5
      Energy                                    4.7
      Materials                                 3.9
      Telecommunications Services               1.9
                                    ---------------
                                               99.1
                                    ===============

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                      FAIR
COMMON STOCKS - 99.1%                    SHARES      VALUE
-------------------------------------------------------------
CONSUMER DISCRETIONARY - 19.5%
HOTELS, RESTAURANTS & LEISURE - 2.7%
Darden Restaurants, Inc. .............     1,540   $   50,789
Jack in the Box, Inc. (a).............     1,730       65,602
Panera Bread Co. (a)..................       960       59,602
Sonic Corp. (a).......................     1,510       46,100
                                                   ----------
                                                      222,093
                                                   ----------
HOUSEHOLD DURABLES - 4.0%
D.R. Horton, Inc. ....................     1,990       74,844
Fortune Brands, Inc. .................     1,070       95,016
Hovnanian Enterprises, Inc. (a).......     1,150       74,980
Pulte Homes, Inc. ....................       920       77,510
                                                   ----------
                                                      322,350
                                                   ----------
INTERNET & CATALOG RETAIL - 0.7%
Coldwater Creek, Inc. (a).............     2,290       57,044
                                                   ----------
MEDIA - 0.7%
News Corp. ...........................     1,693       27,393
The Walt Disney Co. ..................     1,330       33,489
                                                   ----------
                                                       60,882
                                                   ----------
MULTILINE RETAIL - 1.4%
Kohl's Corp. (a)......................     1,300       72,683
Target Corp. .........................       730       39,719
                                                   ----------
                                                      112,402
                                                   ----------
SPECIALTY RETAIL - 6.4%
AnnTaylor Stores Corp. (a)............     2,150       52,202
Best Buy Co., Inc. ...................     1,090       74,719
Finish Line, Inc. ....................     2,880       54,490
Jos. A Bank Clothiers, Inc. (a).......     1,450       62,785
Michaels Stores, Inc. ................     1,190       49,230
O'Reilly Automotive, Inc. (a).........     2,100       62,601
Ross Stores, Inc. ....................     2,260       65,337
The Sherwin-Williams Co. .............       780       36,730
Urban Outfitters, Inc. (a)............     1,000       56,690
                                                   ----------
                                                      514,784
                                                   ----------
TEXTILES, APPAREL & LUXURY GOODS -3.6%
Brown Shoe Co., Inc. .................     1,880       73,602
Polo Ralph Lauren Corp. ..............       720       31,039
Quiksilver, Inc. (a)..................     3,760       60,085
Reebok International Ltd. ............     1,470       61,490
Timberland Co. (a)....................     1,600       61,952
                                                   ----------
                                                      288,168
                                                   ----------
TOTAL CONSUMER DISCRETIONARY..........              1,577,723
                                                   ----------

                                                      FAIR
COMMON STOCKS - 99.1%                    SHARES      VALUE
-------------------------------------------------------------
CONSUMER STAPLES - 8.8%
BEVERAGES - 0.7%
Coca-Cola Enterprises, Inc. ..........     2,530   $   55,685
                                                   ----------
FOOD & STAPLES RETAILING - 4.6%
CVS Corp. ............................     3,190       92,733
Performance Food Group Co. (a)........     1,600       48,336
Rite Aid Corp. (a)....................    13,790       57,642
Safeway, Inc. ........................     3,200       72,288
SUPERVALU, Inc. ......................     1,270       41,415
United Natural Foods, Inc. (a)........     2,030       61,651
                                                   ----------
                                                      374,065
                                                   ----------
FOOD PRODUCTS - 1.6%
Campbell Soup Co. ....................     2,180       67,079
Dean Foods Co. (a)....................     1,520       53,565
Treehouse Foods, Inc. (a).............       304        8,667
                                                   ----------
                                                      129,311
                                                   ----------
HOUSEHOLD PRODUCTS - 1.3%
Church & Dwight, Inc. ................     1,510       54,662
Colgate-Palmolive Co. ................     1,030       51,407
                                                   ----------
                                                      106,069
                                                   ----------
TOBACCO - 0.6%
Altria Group, Inc. ...................       750       48,495
                                                   ----------
TOTAL CONSUMER STAPLES................                713,625
                                                   ----------
ENERGY - 4.7%
ENERGY EQUIPMENT & SERVICES - 1.6%
Helmerich & Payne, Inc. ..............     1,260       59,119
Patterson-UTI Energy, Inc. ...........     2,620       72,915
                                                   ----------
                                                      132,034
                                                   ----------
OIL & GAS - 3.1%
Dampskibsselskabet Torm AS - ADR......     1,200       64,498
General Maritime Corp. ...............       850       36,040
Nordic American Tanker Shipping.......       800       33,960
Teekay Shipping Corp. ................     1,150       50,485
Ultra Petroleum Corp. (a).............     2,020       61,327
                                                   ----------
                                                      246,310
                                                   ----------
TOTAL ENERGY..........................                378,344
                                                   ----------
FINANCIALS - 10.4%
CAPITAL MARKETS - 2.1%
AG Edwards, Inc. .....................     1,210       54,632
Lehman Brothers Holdings, Inc. .......       550       54,604
State Street Corp. ...................     1,180       56,935
                                                   ----------
                                                      166,171
                                                   ----------
CONSUMER FINANCE - 0.7%
Providian Financial Corp. (a).........     3,370       59,413
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                      FAIR
COMMON STOCKS - 99.1%                    SHARES      VALUE
-------------------------------------------------------------
INSURANCE - 7.6%
Allmerica Financial Corp. (a).........     1,450   $   53,780
American Financial Group Inc. ........     1,790       60,001
Aon Corp. ............................     2,320       58,093
HCC Insurance Holdings, Inc. .........     1,380       52,261
MetLife, Inc. ........................     2,020       90,779
Philadelphia Consolidated Holding Co.
  (a).................................       740       62,722
Prudential Financial, Inc. ...........     1,000       65,660
Selective Insurance Group.............     1,810       89,686
The Allstate Corp. ...................     1,350       80,662
                                                   ----------
                                                      613,644
                                                   ----------
TOTAL FINANCIALS......................                839,228
                                                   ----------
HEALTH CARE - 20.1%
BIOTECHNOLOGY - 0.7%
Affymetrix, Inc. (a)..................     1,010       54,470
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES -2.6%
CONMED Corp. (a)......................     1,230       37,847
Diagnostic Products Corp. ............     1,400       66,262
SurModics, Inc. (a)...................     1,400       60,718
West Pharmaceutical Services, Inc. ...     1,800       50,490
                                                   ----------
                                                      215,317
                                                   ----------
HEALTH CARE PROVIDERS &
  SERVICES - 15.1%
Aetna, Inc. ..........................     1,240      102,697
Caremark Rx, Inc. (a).................     1,480       65,889
CIGNA Corp. ..........................       900       96,327
Community Health Systems, Inc. (a)....     2,640       99,765
HCA, Inc. ............................     1,260       71,404
Henry Schein, Inc. (a)................     2,410      100,063
Laboratory Corp Of America Holdings
  (a).................................       910       45,409
McKesson Corp. .......................     2,330      104,361
Medco Health Solutions, Inc. (a)......     1,800       96,048
Quest Diagnostics, Inc. ..............     1,140       60,728
Triad Hospitals, Inc. (a).............     1,520       83,053
UnitedHealth Group, Inc. .............     1,840       95,938
Universal Health Services, Inc. ......     1,640      101,975
WellChoice, Inc. (a)..................     1,410       97,953
                                                   ----------
                                                    1,221,610
                                                   ----------
PHARMACEUTICALS - 1.7%
Eli Lilly & Co. ......................       330       18,384
Johnson & Johnson.....................       270       17,550
Merck & Co., Inc. ....................     1,500       46,200
Sanofi-Aventis - ADR..................     1,300       53,287
                                                   ----------
                                                      135,421
                                                   ----------
TOTAL HEALTH CARE.....................              1,626,818
                                                   ----------
INDUSTRIALS - 11.7%
AEROSPACE & DEFENSE - 2.5%
L-3 Communications Holdings, Inc. ....     1,260       96,491
Lockheed Martin Corp. ................     1,430       92,764
Northrop Grumman Corp. ...............       230       12,707
                                                   ----------
                                                      201,962
                                                   ----------

                                                      FAIR
COMMON STOCKS - 99.1%                    SHARES      VALUE
-------------------------------------------------------------
AIRLINES - 0.8%
SkyWest, Inc. ........................     3,720   $   67,630
                                                   ----------
BUILDING PRODUCTS - 1.2%
Masco Corp. ..........................     1,140       36,206
Universal Forest Products, Inc. ......     1,440       59,688
                                                   ----------
                                                       95,894
                                                   ----------
COMMERCIAL SERVICES & SUPPLIES - 3.0%
John H Harland Co. ...................       920       34,960
Labor Ready, Inc. (a).................     3,500       81,585
Portfolio Recovery Associates, Inc.
  (a).................................     1,450       60,929
Waste Connections, Inc. (a)...........     1,720       64,139
                                                   ----------
                                                      241,613
                                                   ----------
MACHINERY - 2.1%
Flowserve Corp. (a)...................     2,240       67,782
Manitowoc Co. ........................     1,440       59,069
Watts Water Technologies, Inc. .......     1,310       43,872
                                                   ----------
                                                      170,723
                                                   ----------
ROAD & RAIL - 2.1%
Burlington Northern Santa Fe Corp. ...       920       43,314
Canadian National Railway Co. ........     1,000       57,650
CSX Corp. ............................     1,590       67,829
                                                   ----------
                                                      168,793
                                                   ----------
TOTAL INDUSTRIALS.....................                946,615
                                                   ----------
INFORMATION TECHNOLOGY - 8.5%
COMMUNICATIONS EQUIPMENT - 0.4%
Nokia Corp. - ADR.....................     1,760       29,287
                                                   ----------
COMPUTERS & PERIPHERALS - 1.0%
Diebold, Inc. ........................       700       31,577
Logitech International SA - ADR (a)...       700       44,646
                                                   ----------
                                                       76,223
                                                   ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.2%
Itron, Inc. (a).......................       410       18,319
                                                   ----------
INTERNET SOFTWARE & SERVICES - 0.9%
Digital Insight Corp. (a).............     1,950       46,644
j2 Global Communications, Inc. (a)....       820       28,241
                                                   ----------
                                                       74,885
                                                   ----------
IT SERVICES - 3.5%
Anteon International Corp. (a)........     2,020       92,152
CACI International, Inc. - Class A
  (a).................................     1,150       72,634
Cognizant Technology Solutions Corp.
  (a).................................     1,190       56,085
Fiserv, Inc. (a)......................     1,500       64,425
                                                   ----------
                                                      285,296
                                                   ----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 2.0%
Altera Corp. (a)......................     2,400       47,568
Intel Corp. ..........................     1,170       30,490
Marvell Technology Group Ltd. (a).....       470       17,879
Texas Instruments, Inc. ..............     2,290       64,280
                                                   ----------
                                                      160,217
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                      FAIR
COMMON STOCKS - 99.1%                    SHARES      VALUE
-------------------------------------------------------------
SOFTWARE - 0.5%
Fair Isaac Corp. .....................     1,100   $   40,150
                                                   ----------
TOTAL INFORMATION TECHNOLOGY..........                684,377
                                                   ----------
MATERIALS - 3.9%
CHEMICALS - 1.4%
Agrium, Inc. .........................     2,930       57,458
The Scotts Co. (a)....................       820       58,392
                                                   ----------
                                                      115,850
                                                   ----------
CONSTRUCTION MATERIALS - 2.0%
Cemex S.A. de C.V. - ADR..............     1,000       42,420
Eagle Materials, Inc. ................       670       62,035
Lafarge North America, Inc. ..........       950       59,318
                                                   ----------
                                                      163,773
                                                   ----------
CONTAINERS & PACKAGING - 0.5%
Owens-Illinois, Inc. (a)..............     1,420       35,571
                                                   ----------
TOTAL MATERIALS.......................                315,194
                                                   ----------
TELECOMMUNICATION SERVICES - 1.9%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 0.7%
Sprint Corp. .........................       880       22,079
Telefonos de Mexico SA de CV - ADR....     1,800       34,002
                                                   ----------
                                                       56,081
                                                   ----------
WIRELESS TELECOMMUNICATION
  SERVICES - 1.2%
America Movil SA de CV - ADR..........     1,680      100,145
                                                   ----------
TOTAL TELECOMMUNICATION SERVICES......                156,226
                                                   ----------
UTILITIES - 9.6%
ELECTRIC UTILITIES - 5.0%
Allegheny Energy, Inc. (a)............       880       22,194
DTE Energy Co. .......................     1,680       78,574
El Paso Electric Co. (a)..............     2,570       52,556
FirstEnergy Corp. ....................     1,440       69,278
FPL Group, Inc. ......................       640       26,918
PG&E Corp. ...........................       570       21,398
PNM Resources, Inc. ..................       660       19,015
The Southern Co. .....................     1,860       64,486
TECO Energy, Inc. ....................     2,700       51,057
                                                   ----------
                                                      405,476
                                                   ----------

                                                      FAIR
COMMON STOCKS - 99.1%                    SHARES      VALUE
-------------------------------------------------------------
GAS UTILITIES - 1.5%
Equitable Resources, Inc. ............       550   $   37,400
NiSource, Inc. .......................     1,340       33,138
Northwest Natural Gas Co. ............       860       32,886
ONEOK, Inc. ..........................       350       11,428
                                                   ----------
                                                      114,852
                                                   ----------
MULTI-UTILITIES & UNREGULATED
  POWER - 1.2%
Duke Energy Corp. ....................       720       21,405
Public Service Enterprise Group,
  Inc. ...............................       480       29,194
Vectren Corp. ........................     1,600       45,968
                                                   ----------
                                                       96,567
                                                   ----------
WATER UTILITIES - 1.9%
American States Water Co. ............     2,920       85,760
California Water Service Group........     1,840       69,074
                                                   ----------
                                                      154,834
                                                   ----------
TOTAL UTILITIES.......................                771,729
                                                   ----------
TOTAL COMMON STOCKS
  (COST $7,382,299)...................             $8,009,879
                                                   ----------

                                          FACE        FAIR
SHORT-TERM NOTES - 6.6%                  AMOUNT      VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY ISSUES - 6.6%
Federal Home Loan Bank Discount Note
  2.975% 07/01/05.....................  $539,000   $  539,000
                                                   ----------
VARIABLE RATE DEMAND NOTES - 0.0%
Wisconsin Corporate Central Credit
  Union 3.000% 12/31/31 (b)...........       125          125
                                                   ----------
TOTAL SHORT-TERM NOTES
  (COST $539,125).....................             $  539,125
                                                   ----------
TOTAL INVESTMENTS - 105.7%
  (COST $7,921,424) (C)...............             $8,549,004
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (5.7)%...............               (464,311)
                                                   ----------
TOTAL NET ASSETS - 100.0%.............             $8,084,693
                                                   ==========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.

Abbreviations:
    ADR: American Depository Receipts
Footnotes:
    (a)  Non-Income Producing.
    (b) Security is a variable rate instrument in which the coupon rate is adjusted weekly based on the one-month LIBOR rate.
         The interest rate stated is the rate in effect at period-end.
    (c) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $7,921,424).......................  $ 8,549,004
  Cash......................................          481
  Receivable for securities sold............      113,655
  Receivable for fund shares sold...........        2,606
  Dividends and accrued interest
    receivable..............................        5,481
                                              -----------
    Total assets............................    8,671,227
                                              -----------
Liabilities:
  Payable for securities purchased..........      575,249
  Payable for fund shares redeemed..........           14
  Payable for investment management
    services................................        4,515
  Accrued custody expense...................           49
  Accrued professional fees.................        4,565
  Accrued accounting fees...................        1,969
  Accrued printing and proxy fees...........          173
                                              -----------
    Total liabilities.......................      586,534
                                              -----------
Net assets..................................  $ 8,084,693
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   690,722
  Paid-in capital in excess of par value....    6,784,303
  Accumulated net realized losses on
    investments.............................      (20,695)
  Net unrealized appreciation on
    investments.............................      627,580
  Undistributed net investment income.......        2,783
                                              -----------
Net assets..................................  $ 8,084,693
                                              ===========
Shares outstanding..........................      690,722
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========

Net asset value per share...................  $     11.70
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest.....................................  $ 4,054
  Dividends (net of withholding tax of
    $1,221)....................................   32,364
                                                 -------
    Total investment income....................   36,418
                                                 -------
Expenses:
  Management fees..............................   21,812
  Custodian fees...............................    1,343
  Directors' fees..............................      173
  Professional fees............................    4,657
  Accounting fees..............................    5,633
  Other........................................       17
                                                 -------
    Total expenses.............................   33,635
                                                 -------
    Net investment income......................    2,783
                                                 -------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on investments...   22,415
  Change in unrealized
    appreciation/depreciation on investments...   45,546
                                                 -------
    Net realized/unrealized gains (losses) on
      investments..............................   67,961
                                                 -------
    Change in net assets from operations.......  $70,744
                                                 =======

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
U.S. EQUITY PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED        FOR THE PERIOD
                                                               JUNE 30, 2005        FROM MAY 1, 2004*
                                                                (UNAUDITED)        TO DECEMBER 31, 2004
                                                              ----------------     --------------------
From investment activities:
Operations:
  Net investment income (loss)..............................     $    2,783             $   (4,240)
  Realized gains (losses) on investments....................         22,415                (43,110)
  Change in unrealized appreciation/depreciation on
    investments.............................................         45,546                582,034
                                                                 ----------             ----------
      Change in assets from operations......................         70,744                534,684
                                                                 ----------             ----------
Capital transactions:
  Received from shares sold.................................      3,371,566              4,950,141
  Paid for shares redeemed..................................       (193,064)              (649,378)
                                                                 ----------             ----------
    Change in net assets from capital transactions..........      3,178,502              4,300,763
                                                                 ----------             ----------
         Change in net assets...............................      3,249,246              4,835,447
Net Assets:
  Beginning of period.......................................      4,835,447                     --
                                                                 ----------             ----------
  End of period.............................................     $8,084,693             $4,835,447
                                                                 ==========             ==========
  Undistributed net investment income.......................     $    2,783             $       --
                                                                 ==========             ==========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED        FOR THE PERIOD
                                                               JUNE 30, 2005        FROM MAY 1, 2004*
                                                                (UNAUDITED)        TO DECEMBER 31, 2004
                                                              ----------------     --------------------
Per share operating performance:
Net asset value, beginning of period........................       $11.71                 $10.00
Investment activities:
  Net investment income (loss)..............................         0.00                  (0.01)
  Net realized and unrealized gains (losses) on
    investments.............................................        (0.01)                  1.72
                                                                   ------                 ------
      Total from investment activities......................        (0.01)                  1.71
                                                                   ------                 ------
Net asset value, end of period..............................       $11.70                 $11.71
                                                                   ======                 ======
Total return................................................        (0.09)% (b)            17.10% (b)
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $  8.1                 $  4.8
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
     by advisor:
      Expenses..............................................         1.14% (a)              1.40% (a)
      Net investment income (loss)..........................         0.09% (a)             (0.30)% (a)
    Ratios assuming no expenses voluntarily reduced or
     reimbursed by advisor:
      Expenses..............................................         1.14% (a)              2.02% (a)
    Portfolio turnover rate.................................           58%                    39%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 OBJECTIVE

The Balanced Portfolio seeks capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     9.26%
Since inception (5/1/04)                    11.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Balanced Portfolio remained unchanged (0.00%) versus 0.82% for the current benchmark, which is composed of 60% S&P 1500 Supercomposite Index and 40% the Lehman Brothers U.S. Universal Index.

Investor concerns over rising oil prices once again dominated the investment environment, as crude oil futures hit the $60/bbl mark in late June. Ongoing concerns over the series of Federal Reserve interest rate hikes also weighed heavily on investor's minds over the period. Dating back to June, 2004, when the Fed began raising short-term rates, the overnight Fed Funds rate has risen from 1.00% to 3.25%. The sharp hike in short-term rates has been executed in a series of nine consecutive quarter point increases. The yield curve continues along a moderate slope as the 3-month T-Bill jumped from 2.22% to 3.12% (as of 12/31/04 and 6/30/05) and the 10-year Treasury Note decreased from 4.22% to 3.92% (as of 12/31/04 and 6/30/05) during the period. This combination of rising oil prices and steadily increasing short-term interest rates took its toll on investor sentiment during the period. By mid-April, 2005, in the midst of a sharp decline in major market indexes, the American Association of Individual Investors Bullish Sentiment Index reached a twelve year low.

Despite the rise in oil prices and short-term rates, along with the decline in bullish investor sentiment, we remained focused on fundamental value. Using our bottom-up approach to calculating the intrinsic worth of the almost 1800 stocks in our universe, we saw the market as trading at about a 25% discount to fair value by the time the market (S&P 1500 Index) reached its 2005 low on April 20, 2005. Because we saw upside potential in the market, we remained invested and were able to capture the strong rally that ensued for the rest of the period.(1)

Our investment methodology continued to be implemented as it always has been, with a focus on identifying undervalued industries that are displaying leadership in the market. Consistent with our investment discipline, we tilted the Portfolio toward those industries that displayed above average value and relative strength. As is generally the case, while we will take focused industry positions, we are less inclined to concentrate at the individual stock level.

While there has been no significant change in the risk profile of the Portfolio, there are key factors that have the potential to negatively impact the Portfolio. First, rising interest rates will have a negative impact on our estimation of the intrinsic value of the stocks held. Put simply, all else held constant, stocks are worth less as interest rates rise (opportunity cost relative to bonds increases). Equities become more attractive relative to fixed income investments when interest rates are declining (opportunity cost relative to bonds decreases). Therefore, a rising interest rate environment has the potential to depress equity prices. A sharp increase in interest rates would also result in the capital depreciation of the principle value of bonds.

There were no changes to the methodology used to select holdings, nor were there any environmental changes that affected our selection criteria. We follow a disciplined, systematic value driven approach to investing that is not altered by day-to-day events and news headlines.

A diverse group of industries contributed positively to the Portfolio's relative return, but those within the Health Care sector had the largest positive impact. Managed health care and health care services contributed approximately .70%, and ..78% respectively to the Portfolio's return for the period. Additional industries that contributed positively to the period's performance were homebuilders and electric utilities. Both of these industries continued to benefit from a decline in long-term interest rates, even as the Fed hiked short-term rates.(1)

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

Detractors from performance can primarily be attributed to industries within the Financial and Information Technology sectors as a broad sell off hindered performance in the first quarter. With greater exposure to equities in the Portfolio, addition ground was lost as bonds generally out-paced equities during the period.(1)

Top contributors for period include: Computer Programs & Systems, Inc., CIGNA Corp., and Michaels Stores, Inc. Computer Programs & Systems, Inc. gained approximately 48.28% during the period while managed care provider CIGNA Corp. contributed with a 31.28% return. Michaels Stores, Inc., benefiting from strength in the retail segment, returned approximately 38.61% for the period.(1)

Detractors for the period include Cree, Inc., Cash America International, Inc., and Factset Research Systems, Inc. Cree, Inc., a maker of chips for light cellular phones and dashboards, fell sharply early in the period on the heels of an earnings warning. Cree, Inc. declined 40% for the period. Cash America International, Inc. and Factset Research Systems, Inc. declined approximately (26.17%) and (18.63%) respectively.(1)

We believe that the rally that began this spring should continue as stocks are still priced below our estimate of fair value. Based on corporate earnings, long-term growth expectations, and current interest levels, we estimate stocks are trading at a 20% discount to their intrinsic worth.

On-going concerns about rising oil prices and the aggressiveness of the Fed rate hikes appear to have distracted investors from the sound company and economic fundamentals that currently exist. Based upon metrics within our bond model, we anticipate that the spread between short- and long-term interest rates will continue to narrow.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                                                  60% S&P 1500
                                                   BALANCED PORTFOLIO       SUPERCOMPOSITE INDEX/40%
                                                (COMMENCED OPERATIONS MAY     LEHMAN BROTHERS U.S.       S&P 1500 SUPERCOMPOSITE
                                                        1, 2004)                 UNIVERSAL INDEX                  INDEX
                                                -------------------------   ------------------------     -----------------------
5/1/04                                                  10000.00                    10000.00                     9980.40
6/04                                                    10370.00                    10358.00                    10200.80
12/04                                                   11330.30                    11143.10                    10860.10
6/05                                                    11330.30                    11108.60                    10949.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standard and Poor's 1500 Supercomposite is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994.

The unmanaged Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

We are now using a blended benchmark, 60% of S&P 1500 Supercomposite Index and 40% of Lehman Brothers U.S. Universal Index, as this Portfolio's benchmark because we believe the Portfolio's investments more closely resemble the securities represented in that Index than those only in the former benchmark, the S&P 1500 Supercomposite Index.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                               72.6
Corporate Bonds (3)                              8.5
U.S. Government Agency Issues                    6.3
U.S. Treasury Obligations                        6.7
Short-Term Notes
  and Other Net Assets                           5.9
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                       % of Net Assets
 1.  Fannie Mae 1.875% 09/15/05                    2.2
 2.  U.S. Treasury Bond 6.875%
     08/15/25                                      2.0
 3.  U.S. Treasury Bond 7.500%
     11/15/16                                      1.5
 4.  U.S. Treasury Bond 5.250%
     02/15/29                                      1.3
 5.  U.S. Treasury Note 5.000%
     02/15/11                                      1.2
 6.  Pfizer, Inc.                                  1.1
 7.  Brown Shoe Co., Inc.                          1.1
 8.  Bank of America Corp.                         1.0
 9.  Fannie Mae 7.125% 01/15/30                    1.0
10.  Computer Programs & Systems,
     Inc.                                          0.9

--------------------------------------------------------------------------------

(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.
(3) Sectors (Combined):

                                                                     % of Net Assets
      Consumer Discretionary                                                    14.7
      Health Care                                                               13.5
      Financials                                                                12.4
      Industrials                                                                9.8
      Information Technology                                                     8.2
      Utilities                                                                  7.9
      Consumer Staples                                                           7.9
      Materials                                                                  3.6
      Energy                                                                     2.7
      Telecommunication Services                                                 0.4
                                                                     ---------------
                                                                                81.1
                                                                     ===============

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 72.6%                    SHARES     VALUE
------------------------------------------------------------
CONSUMER DISCRETIONARY - 14.2%
HOTELS, RESTAURANTS & LEISURE - 2.0%
CEC Entertainment, Inc. (a)............    400    $   16,836
Darden Restaurants, Inc. ..............    580        19,129
Sonic Corp. (a)........................    570        17,402
                                                  ----------
                                                      53,367
                                                  ----------
HOUSEHOLD DURABLES - 4.1%
D.R. Horton, Inc. .....................    550        20,685
Fortune Brands, Inc. ..................    250        22,200
Hovnanian Enterprises, Inc. (a)........    350        22,820
Ryland Group, Inc. ....................    280        21,244
Tupperware Corp. ......................  1,050        24,539
                                                  ----------
                                                     111,488
                                                  ----------
INTERNET & CATALOG RETAIL - 0.8%
Coldwater Creek, Inc. (a)..............    830        20,675
                                                  ----------
SPECIALTY RETAIL - 3.7%
Abercrombie & Fitch Co. - Class A......    330        22,671
Finish Line, Inc. .....................    970        18,352
GameStop Corp. (a).....................    480        15,701
Michaels Stores, Inc. .................    400        16,548
Ross Stores, Inc. .....................    560        16,190
The Sherwin-Williams Co. ..............    200         9,418
                                                  ----------
                                                      98,880
                                                  ----------
TEXTILES, APPAREL & LUXURY GOODS - 3.6%
Brown Shoe Co., Inc. ..................    730        28,579
K-Swiss, Inc. .........................    490        15,847
Oxford Industries, Inc. ...............    440        18,942
Reebok International Ltd. .............    370        15,477
V.F. Corp. ............................    310        17,738
                                                  ----------
                                                      96,583
                                                  ----------
TOTAL CONSUMER DISCRETIONARY...........              380,993
                                                  ----------
CONSUMER STAPLES - 6.8%
FOOD & STAPLES RETAILING - 1.4%
BJ's Wholesale Club, Inc. (a)..........    590        19,169
United Natural Foods, Inc. (a).........    650        19,741
                                                  ----------
                                                      38,910
                                                  ----------
FOOD PRODUCTS - 2.0%
Campbell Soup Co. .....................    570        17,539
Dean Foods Co. (a).....................    440        15,506
General Mills, Inc. ...................    380        17,780
Treehouse Foods, Inc. (a)..............     88         2,509
                                                  ----------
                                                      53,334
                                                  ----------
HOUSEHOLD PRODUCTS - 2.0%
Church & Dwight, Inc. .................    500        18,100
Colgate-Palmolive Co. .................    330        16,470
Kimberly-Clark Corp. ..................    290        18,151
                                                  ----------
                                                      52,721
                                                  ----------

                                                     FAIR
COMMON STOCKS - 72.6%                    SHARES     VALUE
------------------------------------------------------------
TOBACCO - 1.4%
Altria Group, Inc. ....................    320    $   20,691
Reynolds American, Inc. ...............    200        15,760
                                                  ----------
                                                      36,451
                                                  ----------
TOTAL CONSUMER STAPLES.................              181,416
                                                  ----------
ENERGY - 2.7%
OIL & GAS - 2.7%
ConocoPhillips.........................    400        22,996
Marathon Oil Corp. ....................    290        15,477
Remington Oil & Gas Corp. (a)..........    530        18,921
Royal Dutch Petroleum Co. - ADR........    250        16,225
                                                  ----------
TOTAL ENERGY...........................               73,619
                                                  ----------
FINANCIALS - 9.2%
CAPITAL MARKETS - 1.0%
AG Edwards, Inc. ......................    330        14,899
The Bear Stearns Companies Inc. .......    120        12,473
                                                  ----------
                                                      27,372
                                                  ----------
COMMERCIAL BANKS - 1.8%
Bank of America Corp. .................    610        27,822
Wells Fargo & Co. .....................    320        19,706
                                                  ----------
                                                      47,528
                                                  ----------
CONSUMER FINANCE - 1.3%
AmeriCredit Corp. (a)..................    630        16,065
Providian Financial Corp. (a)..........  1,010        17,806
                                                  ----------
                                                      33,871
                                                  ----------
DIVERSIFIED FINANCIAL SERVICES - 0.5%
ING Groep NV - ADR.....................    514        14,418
                                                  ----------
INSURANCE - 4.0%
First American Corp. ..................    530        21,274
Hartford Financial Services Group,
  Inc. ................................    280        20,938
Selective Insurance Group..............    430        21,307
The Allstate Corp. ....................    360        21,510
Unitrin, Inc. .........................    460        22,586
                                                  ----------
                                                     107,615
                                                  ----------
THRIFTS & MORTGAGE FINANCE - 0.6%
Washington Mutual, Inc. ...............    360        14,648
                                                  ----------
TOTAL FINANCIALS.......................              245,452
                                                  ----------
HEALTH CARE - 13.5%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
Merit Medical Systems, Inc. (a)........  1,410        21,728
Smith & Nephew PLC - ADR...............    200         9,882
West Pharmaceutical Services, Inc. ....    760        21,318
                                                  ----------
                                                      52,928
                                                  ----------
HEALTH CARE PROVIDERS & SERVICES - 8.2%
Aetna, Inc. ...........................    280        23,190
AMERIGROUP Corp. (a)...................    430        17,286
CIGNA Corp. ...........................    230        24,617
Community Health Systems, Inc. (a).....    520        19,651
Computer Programs & Systems, Inc. .....    670        24,971

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 72.6%                    SHARES     VALUE
------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES
  (CONTINUED)
HCA, Inc. .............................    400    $   22,668
Manor Care, Inc. ......................    580        23,043
McKesson Corp. ........................    440        19,707
Medco Health Solutions, Inc. (a).......    410        21,878
Owens & Minor, Inc. ...................    660        21,351
                                                  ----------
                                                     218,362
                                                  ----------
PHARMACEUTICALS - 3.3%
Abbott Laboratories....................    390        19,114
Johnson & Johnson......................    340        22,100
Merck & Co., Inc. .....................    650        20,020
Pfizer, Inc. ..........................  1,040        28,683
                                                  ----------
                                                      89,917
                                                  ----------
TOTAL HEALTH CARE......................              361,207
                                                  ----------
INDUSTRIALS - 8.3%
AEROSPACE & DEFENSE - 2.3%
Goodrich Corp. ........................    450        18,432
Honeywell International, Inc. .........    410        15,019
L-3 Communications Holdings, Inc. .....    140        10,721
Lockheed Martin Corp. .................    260        16,866
                                                  ----------
                                                      61,038
                                                  ----------
AIRLINES - 0.4%
SkyWest, Inc. .........................    600        10,908
                                                  ----------
CONSTRUCTION & ENGINEERING - 1.4%
Jacobs Engineering Group, Inc. (a).....    330        18,566
URS Corp. (a)..........................    480        17,928
                                                  ----------
                                                      36,494
                                                  ----------
INDUSTRIAL CONGLOMERATES - 0.7%
Textron, Inc. .........................    260        19,721
                                                  ----------
MACHINERY - 2.1%
Manitowoc Co. .........................    470        19,279
Stewart & Stevenson Services...........    950        21,527
The Toro Co. ..........................    380        14,672
                                                  ----------
                                                      55,478
                                                  ----------
ROAD & RAIL - 1.2%
Burlington Northern Santa Fe Corp. ....    380        17,890
Canadian National Railway Co. .........    230        13,260
                                                  ----------
                                                      31,150
                                                  ----------
TRADING COMPANIES & DISTRIBUTORS - 0.2%
Hughes Supply, Inc. ...................    240         6,744
                                                  ----------
TOTAL INDUSTRIALS......................              221,533
                                                  ----------
INFORMATION TECHNOLOGY - 6.9%
COMMUNICATIONS EQUIPMENT - 0.7%
Nokia Corp. - ADR......................  1,140        18,970
                                                  ----------
COMPUTERS & PERIPHERALS - 0.5%
Logitech International SA - ADR (a)....    230        14,669
                                                  ----------

                                                     FAIR
COMMON STOCKS - 72.6%                    SHARES     VALUE
------------------------------------------------------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 1.5%
Jabil Circuit, Inc. (a)................    420    $   12,906
Mettler-Toledo International, Inc.
  (a)..................................    260        12,111
Park Electrochemical Corp. ............    610        15,372
                                                  ----------
                                                      40,389
                                                  ----------
INTERNET SOFTWARE & SERVICES - 0.7%
j2 Global Communications, Inc. (a).....    510        17,565
                                                  ----------
IT SERVICES - 1.5%
Cognizant Technology Solutions Corp.
  (a)..................................    420        19,795
MAXIMUS, Inc. .........................    570        20,115
                                                  ----------
                                                      39,910
                                                  ----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 2.0%
Intel Corp. ...........................    640        16,679
Marvell Technology Group Ltd. (a)......    430        16,357
Texas Instruments, Inc. ...............    690        19,368
                                                  ----------
                                                      52,404
                                                  ----------
TOTAL INFORMATION TECHNOLOGY...........              183,907
                                                  ----------
MATERIALS - 3.6%
CHEMICALS - 1.5%
E.I. Du Pont de Nemours & Co. .........    280        12,043
Eastman Chemical Co. ..................    130         7,169
Methanex Corp. ........................    700        11,529
PPG Industries, Inc. ..................    160        10,042
                                                  ----------
                                                      40,783
                                                  ----------
CONSTRUCTION MATERIALS - 1.4%
Eagle Materials, Inc. .................    200        18,518
Florida Rock Industries, Inc. .........    240        17,604
                                                  ----------
                                                      36,122
                                                  ----------
CONTAINERS & PACKAGING - 0.7%
Owens-Illinois, Inc. (a)...............    770        19,288
                                                  ----------
TOTAL MATERIALS........................               96,193
                                                  ----------
UTILITIES - 7.4%
ELECTRIC UTILITIES - 3.9%
CenterPoint Energy, Inc. ..............  1,770        23,382
Consolidated Edison, Inc. .............    390        18,267
PPL Corp. .............................    370        21,971
TECO Energy, Inc. .....................  1,070        20,234
The Southern Co. ......................    590        20,455
                                                  ----------
                                                     104,309
                                                  ----------
GAS UTILITIES - 0.7%
ONEOK, Inc. ...........................    590        19,264
                                                  ----------
MULTI-UTILITIES & UNREGULATED
  POWER - 1.3%
Energy East Corp. .....................    560        16,229
Public Service Enterprise Group,
  Inc. ................................    280        17,029
                                                  ----------
                                                      33,258
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 72.6%                    SHARES     VALUE
------------------------------------------------------------
WATER UTILITIES - 1.5%
American States Water Co. .............    740    $   21,734
California Water Service Group.........    510        19,145
                                                  ----------
                                                      40,879
                                                  ----------
TOTAL UTILITIES........................              197,710
                                                  ----------
TOTAL COMMON STOCKS
  (COST $1,779,077)....................           $1,942,030
                                                  ----------

                                          FACE       FAIR
CORPORATE BONDS - 8.5%                   AMOUNT     VALUE
-----------------------------------------------------------
CONSUMER DISCRETIONARY - 0.5%
HOTELS, RESTAURANTS & LEISURE - 0.1%
Bally Total Fitness Holding Corp.
  10.500% 07/15/11.....................  $2,000    $  2,008
                                                   --------
MEDIA - 0.4%
Mediacom Broadband LLC
  11.000% 07/15/13.....................  10,000      10,875
                                                   --------
TOTAL CONSUMER DISCRETIONARY...........              12,883
                                                   --------
CONSUMER STAPLES - 1.1%
FOOD PRODUCTS - 0.5%
Archer-Daniels-Midland Co.
  8.375% 04/15/17......................  10,000      13,054
                                                   --------
TOBACCO - 0.6%
Altria Group, Inc.
  6.950% 06/01/06......................  15,000      15,358
                                                   --------
TOTAL CONSUMER STAPLES.................              28,412
                                                   --------
FINANCIALS - 3.2%
CAPITAL MARKETS - 0.4%
Merrill Lynch & Co., Inc.
  5.000% 02/03/14......................  10,000      10,263
                                                   --------
COMMERCIAL BANKS - 0.7%
First Tennessee Bank
  3.210% 11/18/05 (b)..................  20,000      19,999
                                                   --------
CONSUMER FINANCE - 0.4%
General Motors Acceptance Corp.
  5.125% 05/09/08......................  10,000       9,405
                                                   --------
DIVERSIFIED FINANCIAL SERVICES - 0.4%
Citigroup, Inc.
  5.125% 05/05/14......................  10,000      10,451
                                                   --------
INSURANCE - 0.8%
AFC Capital Trust I
  8.207% 02/03/27......................  10,000      11,384
Fairfax Financial Holdings Ltd.
  7.750% 04/26/12......................  10,000       9,550
                                                   --------
                                                     20,934
                                                   --------
THRIFTS & MORTGAGE FINANCE - 0.5%
Countrywide Home Loans, Inc.
  4.000% 03/22/11......................  15,000      14,484
                                                   --------
TOTAL FINANCIALS.......................              85,536
                                                   --------
INDUSTRIALS - 1.5%

                                          FACE       FAIR
CORPORATE BONDS - 8.5%                   AMOUNT     VALUE
-----------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.5%
United Rentals North America, Inc.
  7.750% 11/15/13......................  $15,000   $ 14,813
                                                   --------
INDUSTRIAL CONGLOMERATES - 0.6%
General Electric Co.
  5.000% 02/01/13......................  15,000      15,512
                                                   --------
MACHINERY - 0.4%
Caterpillar Financial Services Corp.
  4.000% 07/15/09......................  10,000       9,847
                                                   --------
TOTAL INDUSTRIALS......................              40,172
                                                   --------
INFORMATION TECHNOLOGY - 1.3%
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 0.8%
Avnet, Inc.
  8.000% 11/15/06......................  20,000      20,900
                                                   --------
IT SERVICES - 0.5%
First Data Corp.
  4.700% 11/01/06......................  15,000      15,162
                                                   --------
TOTAL INFORMATION TECHNOLOGY...........              36,062
                                                   --------
TELECOMMUNICATION SERVICES - 0.4%
DIVERSIFIED TELECOMMUNICATION
  SERVICES - 0.4%
Bell Atlantic Pennsylvania, Inc.
  6.000% 12/01/28......................  10,000      10,287
                                                   --------
TOTAL TELECOMMUNICATION SERVICES.......              10,287
                                                   --------
UTILITIES - 0.5%
GAS UTILITIES - 0.5%
SEMCO Energy, Inc.
  8.000% 06/30/16......................  14,000      14,127
                                                   --------
TOTAL UTILITIES........................              14,127
                                                   --------
TOTAL CORPORATE BONDS
  (COST $226,442)......................            $227,479
                                                   --------

                                          FACE       FAIR
U.S. GOVERNMENT AGENCY ISSUES - 6.3%     AMOUNT     VALUE
-----------------------------------------------------------
FANNIE MAE - 4.2%
  1.875% 09/15/05......................  $60,000   $ 59,798
  6.250% 05/15/29......................  20,000      24,834
  7.125% 01/15/30......................  20,000      27,437
                                                   --------
                                                    112,069
                                                   --------
FEDERAL HOME LOAN BANK - 1.6%
  4.500% 09/16/13......................  20,000      20,400
  5.375% 08/15/18......................  20,000      21,885
                                                   --------
                                                     42,285
                                                   --------
FREDDIE MAC - 0.5%
  5.000% 09/09/16......................  15,000      15,006
                                                   --------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
  (COST $160,955)......................            $169,360
                                                   --------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                          FACE       FAIR
U.S. TREASURY OBLIGATIONS - 6.7%         AMOUNT     VALUE
-----------------------------------------------------------
U.S. TREASURY BONDS - 4.8%
  7.500% 11/15/16......................  $30,000   $ 39,329
  6.875% 08/15/25......................  40,000      53,856
  5.250% 02/15/29......................  30,000      34,321
                                                   --------
TOTAL U.S. TREASURY BONDS..............             127,506
                                                   --------
U.S. TREASURY NOTES - 1.9%
  5.000% 02/15/11......................  30,000      31,883
  3.875% 02/15/13......................  19,000      19,029
                                                   --------
TOTAL U.S. TREASURY NOTES..............              50,912
                                                   --------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $171,230)......................            $178,418
                                                   --------

                                          FACE        FAIR
SHORT-TERM INVESTMENTS - 5.8%            AMOUNT      VALUE
-------------------------------------------------------------
U.S. GOVERNMENT AGENCY ISSUES - 5.8%
Federal Home Loan Bank Discount Note
  2.975% 07/01/05.....................  $156,000   $  156,000
                                                   ----------
VARIABLE RATE DEMAND NOTES - 0.0%
Wisconsin Corporate Central Credit
  Union
  3.000% 12/31/31 (c).................       954          954
                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
  (COST $156,954).....................             $  156,954
                                                   ----------
TOTAL INVESTMENTS - 99.9%
  (COST $2,494,658) (D)...............             $2,674,241
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.1%..................                  1,398
                                                   ----------
TOTAL NET ASSETS - 100.0%.............             $2,675,639
                                                   ==========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
  ADR:  American Depository Receipts
Footnotes:
   (a)  Non-Income Producing.
   (b) Security is a variable rate instrument in which the coupon rate is adjusted quarterly based on the three-month LIBOR rate minus six basis points. The interest rate stated is the rate in effect at period-end.
   (c) Security is a variable rate instrument in which the coupon rate is adjusted weekly based on the one-month LIBOR rate.
        The interest rate stated is the rate in effect at period-end.
   (d) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $2,494,658).......................  $ 2,674,241
  Cash......................................          105
  Dividends and accrued interest
    receivable..............................        9,458
                                              -----------
    Total assets............................    2,683,804
                                              -----------
Liabilities:
  Payable for fund shares redeemed..........           98
  Payable for investment management
    services................................        1,594
  Accrued custody expense...................           47
  Accrued professional fees.................        4,573
  Accrued accounting fees...................        1,420
  Accrued printing and proxy fees...........          433
                                              -----------
    Total liabilities.......................        8,165
                                              -----------
Net assets..................................  $ 2,675,639
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   236,205
  Paid-in capital in excess of par value....    2,269,051
  Accumulated net realized losses on
    investments.............................      (25,685)
  Net unrealized appreciation on
    investments.............................      179,583
  Undistributed net investment income.......       16,485
                                              -----------
Net assets..................................  $ 2,675,639
                                              ===========
Shares outstanding..........................      236,205
                                              ===========
Authorized Fund shares allocated to
  Portfolio.................................   10,000,000
                                              ===========
Net asset value per share...................  $     11.33
                                              ===========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest.....................................  $ 14,190
  Dividends (net of withholding tax of $235)...    14,054
                                                 --------
    Total investment income....................    28,244
                                                 --------
Expenses:
  Management fees..............................     7,735
  Custodian fees...............................     1,278
  Directors' fees..............................        59
  Professional fees............................     4,605
  Accounting fees..............................     4,988
  Other........................................        10
                                                 --------
    Total expenses.............................    18,675
      Less expenses voluntarily reduced or
         reimbursed by advisor.................    (1,652)
                                                 --------
    Net expenses...............................    17,023
                                                 --------
    Net investment income......................    11,221
                                                 --------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on investments...   (10,150)
  Change in unrealized
    appreciation/depreciation on investments...    16,060
                                                 --------
    Net realized/unrealized gains (losses) on
      investments..............................     5,910
                                                 --------
    Change in net assets from operations.......  $ 17,131
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BALANCED PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED        FOR THE PERIOD
                                                               JUNE 30, 2005        FROM MAY 1, 2004*
                                                                (UNAUDITED)        TO DECEMBER 31, 2004
                                                              ----------------     --------------------
From investment activities:
Operations:
  Net investment income.....................................     $   11,221             $    5,264
  Realized gains (losses) on investments....................        (10,150)               (15,535)
  Change in unrealized appreciation/depreciation on
    investments.............................................         16,060                163,523
                                                                 ----------             ----------
      Change in assets from operations......................         17,131                153,252
                                                                 ----------             ----------
Capital transactions:
  Received from shares sold.................................      1,110,298              2,257,551
  Paid for shares redeemed..................................       (118,097)              (744,496)
                                                                 ----------             ----------
    Change in net assets from capital transactions..........        992,201              1,513,055
                                                                 ----------             ----------
      Change in net assets..................................      1,009,332              1,666,307
Net Assets:
  Beginning of period.......................................      1,666,307                     --
                                                                 ----------             ----------
  End of period.............................................     $2,675,639             $1,666,307
                                                                 ==========             ==========
  Undistributed net investment income.......................     $   16,485             $    5,264
                                                                 ==========             ==========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED        FOR THE PERIOD
                                                               JUNE 30, 2005        FROM MAY 1, 2004*
                                                                (UNAUDITED)        TO DECEMBER 31, 2004
                                                              ----------------     --------------------
Per share operating performance:
Net asset value, beginning of period........................       $11.33                $ 10.00
Investment activities:
  Net investment income.....................................         0.05                   0.04
  Net realized and unrealized gains (losses) on
    investments.............................................        (0.05)                  1.29
                                                                   ------                -------
      Total from investment activities......................         0.00                   1.33
                                                                   ------                -------
Net asset value, end of period..............................       $11.33                $ 11.33
                                                                   ======                =======
Total return................................................         0.00% (b)             13.30% (b)
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $  2.7                $   1.7
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
     by advisor:
      Expenses..............................................         1.63% (a)              1.46% (a)
      Net investment income.................................         1.07% (a)              0.78% (a)
    Ratios assuming no expenses voluntarily reduced or
     reimbursed by advisor:
      Expenses..............................................         1.79% (a)              3.52% (a)
    Portfolio turnover rate.................................           45%                    39%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 OBJECTIVE

The Covered Call Portfolio seeks modest capital appreciation by investing within under-priced sectors and industries and maximization of realized gains from writing covered call options.

 PERFORMANCE AS OF JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     4.59%
Since inception (5/1/04)                     5.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

The Portfolio is not open to direct retail investment. Shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ended June 30, 2005, the Ohio National Covered Call Portfolio returned (0.47%) versus (0.31%) for the current benchmark, the S&P 1500 Supercomposite Index.

Investor concerns over rising oil prices once again dominated the investment environment, as crude oil futures hit the $60/bbl mark in late June. Ongoing concerns over the series of Federal Reserve interest rate hikes also weighed heavily on investor's minds over the period. Dating back to June, 2004, when the Fed began raising short-term rates, the overnight Fed Funds rate has risen from 1.00% to 3.25%. The sharp hike in short-term rates has been executed in a series of nine consecutive quarter point increases. This combination of rising oil prices and steadily increasing short-term interest rates took its toll on investor sentiment during the period. By mid-April, 2005, in the midst of a sharp decline in major market indexes, the American Association of Individual Investors Bullish Sentiment Index reached a twelve year low.

Despite the rise in oil prices and short-term rates, along with the decline in bullish investor sentiment, we remained focused on fundamental value. Using our bottom-up approach to calculating the intrinsic worth of the almost 1800 stocks in our universe, we saw the market as trading at about a 25% discount to fair value by the time the market (S&P 1500 Index) reached its 2005 low on April 20, 2005. Because we saw upside potential in the market, we remained fully invested and were able to capture the strong rally that ensued for the rest of the period despite the limiting factor of having calls written against the long equity positions. From the April 20, 2005 low to the end of the second quarter, the S&P 1500 Index was up 5.64%, while the Covered Call Portfolio rose 4.70%.

There has been no significant change in the risk profile of the Portfolio, but there are key factors that have the potential to negatively impact the portfolio. First, rising interest rates will have a negative impact on our estimation of the intrinsic value of the stocks held. Put simply, all else held constant, stocks are worth less as interest rates rise (opportunity cost relative to bonds increases). Equities become more attractive relative to fixed income investments when interest rates are declining (opportunity cost relative to bonds decreases). Therefore, a rising interest rate environment has the potential to depress equity prices.

Another risk associated with the Portfolio pertains to the value of the options written against the underlying stocks. A critical component of valuing an option is the market's estimate of future volatility (typically referred to as implied volatility). If the volatility of equity prices is expected to increase going forward, investors are generally willing to pay more for options, all else held constant. Since call options are written against the underlying long equity positions in the Portfolio, a rise in anticipated equity volatility will cause a rise in option prices. Since the Portfolio is short these options, the increased value of the calls could have a negative impact on the Portfolio. Another primary risk relates to how far out-of-the-money the calls are written. The further out-of-the-money that calls are written, the less downside protection they provide and the greater the volatility of the portfolio. Of course, this also enables the Portfolio to capture more of the potential upside. Currently, while there are some far out-of-the-money calls written against the long equity positions in the Portfolio, near-the-money calls make up the majority of calls written.

There were no changes to the methodology used to select holdings, nor were there any environmental changes that affected our selection criteria. We follow a disciplined, systematic value driven approach to investing that is not altered by day-to-day events and news headlines.

A diverse group of industries contributed positively to the Portfolio's relative return, but those within the Health Care sector had the largest positive impact. Managed health care and health care facilities contributed approximately 1.27%

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

and 1.13% respectively to the Portfolio's return for the period. Additional industries that contributed to the period's performance were oil & gas exploration and production, homebuilders, and electric utilities. Rising oil prices continued to positively impact energy related issues, while homebuilders and utilities continued to benefit from a decline in long-term interest rates, even as the Fed hiked short-term rates.(1)

CIGNA Corp., Aetna, Inc., and Abercrombie & Fitch Co. were among the top contributors to performance for the period. Both CIGNA Corp. and Aetna, Inc., leading players in the managed health care industry, rose approximately 31.28% and 32.78% respectively. Abercrombie & Fitch Co., a specialty apparel retailer, was up approximately 46.98% amid continued strength in the retail sector of the economy.(1)

Doral Financial Corp., Harman International Industries, Inc., and Diagnostic Products Corp. were among the detractors from performance for the period. Doral Financial Corp., a diversified financial services company, fell approximately 46.19% amid analysts' downgrades and a negative outlook on its credit rating from Standard & Poor's. Harman International Industries, Inc., a manufacturer of high end audio and electronic systems, dropped sharply over concerns that sales were being lost to competitors with cheaper products. Diagnostic Products Corp., a health care equipment manufacturer, declined approximately 20.69% as first quarter earnings fell short of analyst expectations.(1)

Option premiums continued to steadily decline, ending the period hovering just above historical lows as measured by the CBOE Volatility Index. This decrease in premium levels reduced the amount of yield the Portfolio was able to generate through the call writing strategy.

We believe that the rally that began this spring should continue as stocks are still priced below our estimate of fair value. Based on corporate earnings, long-term growth expectations, and current interest levels, we estimate stocks are trading at a 20% discount to their intrinsic worth.

On-going concerns about rising oil prices and the aggressiveness of the Fed rate hikes appear to have distracted investors from the sound company and economic fundamentals that currently exist. While we cannot predict the premium levels that options will trade at going forward, they are currently well below historical averages. Although there is certainly a possibility that these low levels could remain for an extended period of time, we would not be surprised to see a gradual reversion back toward the higher historical mean.
-------------------------------------------------------------

(1) The Portfolio's composition is subject to change. Holdings and weightings are as of June 30, 2005.


 CHANGE IN VALUE OF $10,000 INVESTMENT

[PERFORMANCE GRAPH]

                                                             COVERED CALL PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 2004)         S&P 1500 SUPERCOMPOSITE INDEX
                                                             ---------------------------------    -----------------------------
5/1/04                                                                   10000.00                            10000.00
6/04                                                                     10230.00                            10358.00
12/04                                                                    10749.70                            11143.10
6/05                                                                     10699.20                            11108.60

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio's returns reflect reinvested dividends. The Portfolio's holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Standards and Poor's 1500 Supercomposite is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 PORTFOLIO COMPOSITION AS OF JUNE 30, 2005 (1)

                                     % of Net Assets
Common Stocks (3)                              101.7
Short-Term Notes
  Less Net Liabilities                          (1.7)
                                     ---------------
                                               100.0
                                     ===============

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2005 (1) (2)

                                       % of Net Assets
 1.  CIGNA Corp.                                   1.6
 2.  Aetna, Inc.                                   1.5
 3.  Loews Corp.                                   1.4
 4.  American Healthways, Inc.                     1.4
 5.  Coca-Cola Enterprises, Inc.                   1.4
 6.  Lockheed Martin Corp.                         1.4
 7.  Hartford Financial Services
     Group, Inc.                                   1.4
 8.  Selective Insurance Group                     1.4
 9.  Coventry Health Care, Inc.                    1.3
10.  Burlington Northern Santa Fe
     Corp.                                         1.3

--------------------------------------------------------------------------------
(1) Composition of Portfolio subject to change.

(2) Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3) Sectors:

                                                                     % of Net Assets
      Health Care                                                               20.4
      Consumer Discretionary                                                    19.2
      Industrials                                                               13.0
      Financials                                                                11.7
      Consumer Staples                                                           9.3
      Utilities                                                                  8.3
      Information Technology                                                     7.8
      Energy                                                                     6.2
      Materials                                                                  3.9
      Telecommunication Services                                                 1.9
                                                                     ---------------
                                                                               101.7
                                                                     ===============

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 101.7%                  SHARES      VALUE
------------------------------------------------------------
CONSUMER DISCRETIONARY - 19.2%
HOTELS, RESTAURANTS & LEISURE - 2.1%
CBRL Group, Inc. .....................      400   $   15,544
Jack in the Box, Inc. (a).............      900       34,128
Sonic Corp. (a).......................      600       18,318
                                                  ----------
                                                      67,990
                                                  ----------
HOUSEHOLD DURABLES - 5.6%
D.R. Horton, Inc. ....................      900       33,849
Fortune Brands, Inc. .................      400       35,520
Hovnanian Enterprises, Inc. (a).......      500       32,600
Pulte Homes, Inc. ....................      300       25,275
Ryland Group, Inc. ...................      200       15,174
Toll Brothers, Inc. (a)...............      100       10,155
Tupperware Corp. .....................      800       18,696
Yankee Candle Co., Inc. ..............      300        9,630
                                                  ----------
                                                     180,899
                                                  ----------
MEDIA - 1.4%
Clear Channel Communications, Inc. ...      500       15,465
Comcast Corp. (a).....................      200        6,140
Entercom Communications Corp. (a).....      300        9,987
The E.W. Scripps Company..............      300       14,640
                                                  ----------
                                                      46,232
                                                  ----------
SPECIALTY RETAIL - 6.2%
Abercrombie & Fitch Co. - Class A.....      400       27,480
Best Buy Co., Inc. ...................      500       34,275
Finish Line, Inc. ....................      700       13,244
Hot Topic, Inc. (a)...................      700       13,384
Jos. A Bank Clothiers, Inc. (a).......      600       25,980
Michaels Stores, Inc. ................      400       16,548
O'Reilly Automotive, Inc. (a).........      600       17,886
Ross Stores, Inc. ....................      600       17,346
The Sherwin-Williams Co. .............      400       18,836
Urban Outfitters, Inc. (a)............      300       17,007
                                                  ----------
                                                     201,986
                                                  ----------
TEXTILES, APPAREL & LUXURY GOODS -3.9%
K-Swiss, Inc. ........................      400       12,936
Nike, Inc. ...........................      100        8,660
Polo Ralph Lauren Corp. ..............      100        4,311
Quiksilver, Inc. (a)..................    1,600       25,568
Reebok International Ltd. ............      500       20,915
Timberland Co. (a)....................      800       30,976
V.F. Corp. ...........................      400       22,888
                                                  ----------
                                                     126,254
                                                  ----------
TOTAL CONSUMER DISCRETIONARY..........               623,361
                                                  ----------
CONSUMER STAPLES - 9.3%
BEVERAGES - 2.4%
Coca-Cola Enterprises, Inc. ..........    2,100       46,220
Constellation Brands, Inc. - Class A
  (a).................................      400       11,800
PepsiCo, Inc. ........................      400       21,572
                                                  ----------
                                                      79,592
                                                  ----------

                                                     FAIR
COMMON STOCKS - 101.7%                  SHARES      VALUE
------------------------------------------------------------
FOOD & STAPLES RETAILING - 2.8%
CVS Corp. ............................      800   $   23,256
Nash Finch Co. .......................      500       18,370
Performance Food Group Co. (a)........    1,200       36,252
SUPERVALU, Inc. ......................      400       13,044
                                                  ----------
                                                      90,922
                                                  ----------
FOOD PRODUCTS - 1.0%
Dean Foods Co. (a)....................      400       14,096
Hormel Foods Corp. ...................      500       14,665
Treehouse Foods, Inc. (a).............       80        2,281
                                                  ----------
                                                      31,042
                                                  ----------
HOUSEHOLD PRODUCTS - 1.3%
Church & Dwight, Inc. ................      500       18,100
Kimberly-Clark Corp. .................      400       25,036
                                                  ----------
                                                      43,136
                                                  ----------
TOBACCO - 1.8%
Altria Group, Inc. ...................      500       32,330
Reynolds American, Inc. ..............      200       15,760
UST, Inc. ............................      200        9,132
                                                  ----------
                                                      57,222
                                                  ----------
TOTAL CONSUMER STAPLES................               301,914
                                                  ----------
ENERGY - 6.2%
OIL & GAS - 6.2%
Ashland, Inc. ........................      200       14,374
ChevronTexaco Corp. ..................      400       22,368
General Maritime Corp. ...............      300       12,720
Marathon Oil Corp. ...................      300       16,011
Newfield Exploration Co. (a)..........      400       15,956
Nordic American Tanker Shipping.......      200        8,490
OMI Corp. ............................    1,200       22,812
Overseas Shipholding Group............      400       23,860
Teekay Shipping Corp. ................      300       13,170
TOP Tankers, Inc. ....................      400        6,348
Ultra Petroleum Corp. (a).............    1,300       39,468
XTO Energy, Inc. .....................      134        4,555
                                                  ----------
TOTAL ENERGY..........................               200,132
                                                  ----------
FINANCIALS - 11.7%
CAPITAL MARKETS - 1.7%
AG Edwards, Inc. .....................      300       13,545
Investment Technology Group, Inc.
  (a).................................      600       12,612
Lehman Brothers Holdings, Inc. .......      200       19,856
The Goldman Sachs Group, Inc. ........      100       10,202
                                                  ----------
                                                      56,215
                                                  ----------
CONSUMER FINANCE - 0.3%
Capital One Financial Corp. ..........      100        8,001
                                                  ----------
INSURANCE - 9.7%
ACE Ltd. .............................      300       13,455
Everest Re Group Ltd. ................      200       18,600
Hartford Financial Services Group,
  Inc. ...............................      600       44,868
Hilb Rogal & Hobbs Co. ...............      600       20,640
Loews Corp. ..........................      600       46,500

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 101.7%                  SHARES      VALUE
------------------------------------------------------------
INSURANCE (CONTINUED)
MetLife, Inc. ........................      700   $   31,458
Old Republic International Corp. .....    1,300       32,877
Prudential Financial, Inc. ...........      400       26,264
Selective Insurance Group.............      900       44,595
The Allstate Corp. ...................      600       35,850
                                                  ----------
                                                     315,107
                                                  ----------
TOTAL FINANCIALS......................               379,323
                                                  ----------
HEALTH CARE - 20.4%
HEALTH CARE EQUIPMENT &
  SUPPLIES - 1.9%
CONMED Corp. (a)......................      600       18,462
Resmed, Inc. (a)......................      200       13,198
Respironics, Inc. (a).................      800       28,888
                                                  ----------
                                                      60,548
                                                  ----------
HEALTH CARE PROVIDERS &
  SERVICES - 15.9%
Aetna, Inc. ..........................      600       49,692
American Healthways, Inc. (a).........    1,100       46,497
AMERIGROUP Corp. (a)..................      500       20,100
CIGNA Corp. ..........................      500       53,515
Community Health Systems, Inc. (a)....      600       22,674
Coventry Health Care, Inc. (a)........      600       42,450
HCA, Inc. ............................      700       39,669
Health Net, Inc. (a)..................      600       22,896
Henry Schein, Inc. (a)................      600       24,912
Laboratory Corp Of America Holdings
  (a).................................      500       24,950
LifePoint Hospitals, Inc. (a).........      500       25,260
McKesson Corp. .......................      600       26,874
Patterson Cos., Inc. (a)..............      400       18,032
Quest Diagnostics, Inc. ..............      600       31,962
United Surgical Partners
  International, Inc. (a).............      600       31,248
Universal Health Services, Inc. ......      600       37,308
                                                  ----------
                                                     518,039
                                                  ----------
PHARMACEUTICALS - 2.6%
AstraZeneca PLC - ADR.................      300       12,378
Eli Lilly & Co. ......................      200       11,142
Johnson & Johnson.....................      400       26,000
Merck & Co., Inc. ....................      300        9,240
Pfizer, Inc. .........................      300        8,274
Teva Pharmaceutical Industries,
  Ltd. - ADR..........................      600       18,684
                                                  ----------
                                                      85,718
                                                  ----------
TOTAL HEALTH CARE.....................               664,305
                                                  ----------
INDUSTRIALS - 13.0%
AEROSPACE & DEFENSE - 2.7%
Alliant Techsystems, Inc. (a).........      300       21,180
Goodrich Corp. .......................      500       20,480
Lockheed Martin Corp. ................      700       45,409
                                                  ----------
                                                      87,069
                                                  ----------
AIR FREIGHT & LOGISTICS - 0.3%
CNF, Inc. ............................      200        8,980
                                                  ----------

                                                     FAIR
COMMON STOCKS - 101.7%                  SHARES      VALUE
------------------------------------------------------------
AIRLINES - 1.6%
Alaska Air Group, Inc. (a)............      400   $   11,900
AMR Corp. (a).........................    1,100       13,321
Continental Airlines, Inc. - Class B
  (a).................................    1,000       13,280
SkyWest, Inc. ........................      700       12,726
                                                  ----------
                                                      51,227
                                                  ----------
COMMERCIAL SERVICES & SUPPLIES - 2.3%
Labor Ready, Inc. (a).................      900       20,979
Stericycle, Inc. (a)..................      500       25,160
Waste Connections, Inc. (a)...........      800       29,832
                                                  ----------
                                                      75,971
                                                  ----------
CONSTRUCTION & ENGINEERING - 0.9%
Granite Construction, Inc. ...........      200        5,620
Jacobs Engineering Group, Inc. (a)....      300       16,878
The Shaw Group Inc. (a)...............      400        8,604
                                                  ----------
                                                      31,102
                                                  ----------
MACHINERY - 3.0%
Caterpillar, Inc. ....................      300       28,593
Ingersoll-Rand Co. Ltd. ..............      300       21,405
Oshkosh Truck Corp. ..................      400       31,312
The Toro Co. .........................      400       15,444
                                                  ----------
                                                      96,754
                                                  ----------
ROAD & RAIL - 2.2%
Burlington Northern Santa Fe Corp. ...      900       42,372
CSX Corp. ............................      700       29,862
                                                  ----------
                                                      72,234
                                                  ----------
TOTAL INDUSTRIALS.....................               423,337
                                                  ----------
INFORMATION TECHNOLOGY - 7.8%
COMPUTERS & PERIPHERALS - 0.2%
SanDisk Corp. (a).....................      300        7,119
                                                  ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS - 1.2%
Amphenol Corp. .......................      600       24,102
Nam Tai Electronics, Inc. ............      700       15,918
                                                  ----------
                                                      40,020
                                                  ----------
INTERNET SOFTWARE & SERVICES - 0.9%
Digital Insight Corp. (a).............      600       14,352
j2 Global Communications, Inc. (a)....      400       13,776
                                                  ----------
                                                      28,128
                                                  ----------
IT SERVICES - 2.9%
Anteon International Corp. (a)........      700       31,934
CACI International, Inc. - Class A
  (a).................................      500       31,580
Cognizant Technology Solutions Corp.
  (a).................................      200        9,426
Fiserv, Inc. (a)......................      500       21,475
                                                  ----------
                                                      94,415
                                                  ----------
SEMICONDUCTOR & SEMICONDUCTOR
  EQUIPMENT - 1.8%
International Rectifier Corp. (a).....      600       28,632
Texas Instruments, Inc. ..............    1,100       30,877
                                                  ----------
                                                      59,509
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2005 (UNAUDITED)

                                                     FAIR
COMMON STOCKS - 101.7%                  SHARES      VALUE
------------------------------------------------------------
SOFTWARE - 0.8%
Fair Isaac Corp. .....................      400   $   14,600
Take-Two Interactive Software, Inc.
  (a).................................      400       10,180
                                                  ----------
                                                      24,780
                                                  ----------
TOTAL INFORMATION TECHNOLOGY..........               253,971
                                                  ----------
MATERIALS - 3.9%
CHEMICALS - 0.7%
Headwaters, Inc. (a)..................      600       20,628
                                                  ----------
CONSTRUCTION MATERIALS - 1.6%
Eagle Materials, Inc. ................      300       27,777
Lafarge North America, Inc. ..........      400       24,976
                                                  ----------
                                                      52,753
                                                  ----------
CONTAINERS & PACKAGING - 0.6%
Owens-Illinois, Inc. (a)..............      800       20,040
                                                  ----------
METALS & MINING - 1.0%
Aleris International, Inc. (a)........      600       13,530
Reliance Steel & Aluminum Co. ........      500       18,535
                                                  ----------
                                                      32,065
                                                  ----------
TOTAL MATERIALS.......................               125,486
                                                  ----------
TELECOMMUNICATION SERVICES - 1.9%
WIRELESS TELECOMMUNICATION
  SERVICES - 1.9%
America Movil SA de CV - ADR..........      700       41,727
NII Holdings, Inc. (a)................      300       19,182
                                                  ----------
TOTAL TELECOMMUNICATION SERVICES......                60,909
                                                  ----------
UTILITIES - 8.3%
ELECTRIC UTILITIES - 4.0%
American Electric Power Co., Inc. ....      400       14,748
DTE Energy Co. .......................      700       32,739
FirstEnergy Corp. ....................      700       33,677
FPL Group, Inc. ......................      300       12,618
PG&E Corp. ...........................      500       18,770
PPL Corp. ............................      300       17,814
                                                  ----------
                                                     130,366
                                                  ----------

                                                     FAIR
COMMON STOCKS - 101.7%                  SHARES      VALUE
------------------------------------------------------------
GAS UTILITIES - 1.6%
Equitable Resources, Inc. ............      500   $   34,000
Questar Corp. ........................      300       19,770
                                                  ----------
                                                      53,770
                                                  ----------
MULTI-UTILITIES & UNREGULATED
  POWER - 2.7%
Constellation Energy Group, Inc. .....      300       17,307
Public Service Enterprise Group,
  Inc. ...............................      600       36,492
Sempra Energy.........................      800       33,048
                                                  ----------
                                                      86,847
                                                  ----------
TOTAL UTILITIES.......................               270,983
                                                  ----------
TOTAL COMMON STOCKS
  (COST $3,021,777) (C)...............            $3,303,721
                                                  ----------

                                         FACE        FAIR
SHORT-TERM NOTES - 2.2%                 AMOUNT      VALUE
------------------------------------------------------------
U.S. GOVERNMENT AGENCY ISSUES - 2.2%
Federal Home Loan Bank Discount Note
  2.975% 07/01/05.....................  $70,000   $   70,000
                                                  ----------
VARIABLE RATE DEMAND NOTES - 0.0%
Wisconsin Corporate Central Credit
  Union 3.000% 12/31/31 (b)...........     734           734
                                                  ----------
TOTAL SHORT-TERM NOTES
  (COST $70,734)......................            $   70,734
                                                  ----------
TOTAL INVESTMENTS - 103.9%
  (COST $3,092,511) (D)...............            $3,374,455
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (3.9)%...............              (125,642)
                                                  ----------
TOTAL NET ASSETS - 100.0%.............            $3,248,813
                                                  ==========

--------------------------------------------------------------------------------

Percentages are stated as a percent of net assets.
Abbreviations:
 ADR:  American Depository Receipts
Footnotes:
  (a)  Non-Income Producing
  (b) Security is a variable interest rate instrument in which the coupon rate is adjusted weekly based on the one-month LIBOR rate. The interest rate stated is the rate in effect at period-end.
  (c) All common stocks are fully or partially pledged as collateral for call options outstanding, which are presented in the following schedule of outstanding call options.
  (d) Represents cost for financial reporting purposes, which differs from cost basis for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2005 (UNAUDITED)

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           ABERCROMBIE & FITCH CO. -- CLASS A
           Expiration August 2005/Exercise Price $60.00................         1        $  1,000
           Expiration August 2005/Exercise Price $70.00................         3             885
           ACE LTD.
           Expiration August 2005/Exercise Price $45.00................         3             450
           AETNA, INC.
           Expiration August 2005/Exercise Price $85.00................         6           1,350
           AG EDWARDS, INC.
           Expiration August 2005/Exercise Price $40.00................         1             570
           Expiration August 2005/Exercise Price $45.00................         2             300
           ALASKA AIR GROUP, INC.
           Expiration August 2005/Exercise Price $30.00................         3             390
           Expiration October 2005/Exercise Price $35.00...............         1              45
           ALERIS INTERNATIONAL, INC.
           Expiration August 2005/Exercise Price $22.50................         1             155
           Expiration August 2005/Exercise Price $25.00................         5             300
           ALLIANT TECHSYSTEMS, INC.
           Expiration August 2005/Exercise Price $75.00................         3             150
           ALTRIA GROUP, INC.
           Expiration September 2005/Exercise Price $70.00.............         5             425
           AMERICA MOVIL SA DE CV
           Expiration August 2005/Exercise Price $55.00................         2           1,180
           Expiration August 2005/Exercise Price $60.00................         5           1,175
           AMERICAN ELECTRIC POWER CO., INC.
           Expiration July 2005/Exercise Price $37.50..................         1              15
           Expiration August 2005/Exercise Price $35.00................         3             675
           AMERICAN HEALTHWAYS, INC.
           Expiration August 2005/Exercise Price $40.00................         3           1,140
           Expiration August 2005/Exercise Price $45.00................         8           1,000
           AMERIGROUP CORP.
           Expiration July 2005/Exercise Price $40.00..................         3             352
           Expiration September 2005/Exercise Price $40.00.............         2             565
           AMPHENOL CORP.
           Expiration July 2005/Exercise Price $40.00..................         4             450
           Expiration August 2005/Exercise Price $45.00................         2              55
           AMR CORP.
           Expiration August 2005/Exercise Price $15.00................        11             247
           ANTEON INTERNATIONAL CORP.
           Expiration July 2005/Exercise Price $45.00..................         5             600
           Expiration October 2005/Exercise Price $50.00...............         2             290
           ASHLAND, INC.
           Expiration July 2005/Exercise Price $70.00..................         2             460
           ASTRAZENECA PLC
           Expiration July 2005/Exercise Price $45.00..................         1               5
           Expiration August 2005/Exercise Price $40.00................         2             470
           BEST BUY CO., INC.
           Expiration July 2005/Exercise Price $70.00..................         2             180
           Expiration September 2005/Exercise Price $70.00.............         3             960

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2005 (UNAUDITED)

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           BURLINGTON NORTHERN SANTA FE CORP.
           Expiration July 2005/Exercise Price $50.00..................         2        $     30
           Expiration August 2005/Exercise Price $50.00................         7             420
           CACI INTERNATIONAL, INC. -- CLASS A
           Expiration September 2005/Exercise Price $65.00.............         5           1,700
           CAPITAL ONE FINANCIAL CORP.
           Expiration September 2005/Exercise Price $75.00.............         1             690
           CATERPILLAR, INC.
           Expiration August 2005/Exercise Price $105.00...............         3             180
           CBRL GROUP, INC.
           Expiration September 2005/Exercise Price $40.00.............         4             430
           CHEVRONTEXACO CORP.
           Expiration August 2005/Exercise Price $60.00................         4             260
           CHURCH & DWIGHT, INC.
           Expiration July 2005/Exercise Price $35.00..................         2             295
           Expiration August 2005/Exercise Price $35.00................         3             592
           CIGNA CORP.
           Expiration July 2005/Exercise Price $105.00.................         3           1,260
           Expiration August 2005/Exercise Price $110.00...............         2             640
           CLEAR CHANNEL COMMUNICATIONS, INC.
           Expiration July 2005/Exercise Price $30.00..................         5             500
           CNF, INC.
           Expiration July 2005/Exercise Price $45.00..................         2             170
           COCA-COLA ENTERPRISES, INC.
           Expiration August 2005/Exercise Price $22.50................        21           1,260
           COGNIZANT TECHNOLOGY SOLUTIONS CORP.
           Expiration July 2005/Exercise Price $45.00..................         2             620
           COMCAST CORP.
           Expiration July 2005/Exercise Price $32.50..................         2              20
           COMMUNITY HEALTH SYSTEMS, INC.
           Expiration September 2005/Exercise Price $35.00.............         2             690
           Expiration September 2005/Exercise Price $40.00.............         4             310
           CONMED CORP.
           Expiration August 2005/Exercise Price $30.00................         2             345
           Expiration August 2005/Exercise Price $35.00................         4              50
           CONSTELLATION BRANDS, INC. -- CLASS A
           Expiration August 2005/Exercise Price $30.00................         3             360
           Expiration August 2005/Exercise Price $32.50................         1              40
           CONSTELLATION ENERGY GROUP, INC.
           Expiration August 2005/Exercise Price $55.00................         3           1,050
           CONTINENTAL AIRLINES, INC. -- CLASS B
           Expiration September 2005/Exercise Price $15.00.............        10             750
           COVENTRY HEALTH CARE, INC.
           Expiration July 2005/Exercise Price $75.00..................         3              75
           Expiration August 2005/Exercise Price $75.00................         3             315
           CSX CORP.
           Expiration August 2005/Exercise Price $45.00................         7             385
           CVS CORP.
           Expiration August 2005/Exercise Price $27.50................         6           1,320

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2005 (UNAUDITED)

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           DEAN FOODS CO.
           Expiration September 2005/Exercise Price $40.00.............         4        $    980
           DIGITAL INSIGHT CORP.
           Expiration August 2005/Exercise Price $22.50................         6           1,305
           D.R. HORTON, INC.
           Expiration July 2005/Exercise Price $35.00..................         7           2,100
           DTE ENERGY CO.
           Expiration August 2005/Exercise Price $45.00................         3             697
           EAGLE MATERIALS, INC.
           Expiration July 2005/Exercise Price $90.00..................         2             660
           Expiration August 2005/Exercise Price $95.00................         1             247
           ELI LILLY & CO.
           Expiration August 2005/Exercise Price $60.00................         2              60
           ENTERCOM COMMUNICATIONS CORP.
           Expiration August 2005/Exercise Price $35.00................         3             135
           EQUITABLE RESOURCES, INC.
           Expiration September 2005/Exercise Price $65.00.............         3           1,200
           EVEREST RE GROUP LTD.
           Expiration July 2005/Exercise Price $90.00..................         2             650
           FAIR ISAAC CORP.
           Expiration July 2005/Exercise Price $35.00..................         3             510
           FINISH LINE, INC.
           Expiration August 2005/Exercise Price $17.50................         1             187
           Expiration August 2005/Exercise Price $20.00................         6             300
           FIRSTENERGY CORP.
           Expiration July 2005/Exercise Price $45.00..................         2             625
           Expiration August 2005/Exercise Price $50.00................         5             175
           FISERV, INC.
           Expiration September 2005/Exercise Price $45.00.............         5             425
           FORTUNE BRANDS, INC.
           Expiration July 2005/Exercise Price $90.00..................         1              75
           Expiration September 2005/Exercise Price $90.00.............         3             900
           FPL GROUP, INC.
           Expiration September 2005/Exercise Price $40.00.............         1             260
           Expiration September 2005/Exercise Price $42.50.............         2             240
           GENERAL MARITIME CORP.
           Expiration August 2005/Exercise Price $45.00................         3             315
           GOODRICH CORP.
           Expiration July 2005/Exercise Price $40.00..................         2             275
           Expiration July 2005/Exercise Price $45.00..................         3              30
           GRANITE CONSTRUCTION, INC.
           Expiration September 2005/Exercise Price $25.00.............         1             365
           HARTFORD FINANCIAL SERVICES GROUP, INC.
           Expiration September 2005/Exercise Price $75.00.............         2             590
           Expiration September 2005/Exercise Price $80.00.............         4             290
           HCA, INC.
           Expiration August 2005/Exercise Price $55.00................         7           2,380
           HEADWATERS, INC.
           Expiration July 2005/Exercise Price $35.00..................         6             285

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2005 (UNAUDITED)

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           HEALTH NET, INC.
           Expiration July 2005/Exercise Price $35.00..................         3        $  1,005
           Expiration August 2005/Exercise Price $37.50................         3             637
           HENRY SCHEIN, INC.
           Expiration July 2005/Exercise Price $40.00..................         4             730
           HILB ROGAL & HOBBS CO.
           Expiration October 2005/Exercise Price $40.00...............         6             105
           HORMEL FOODS CORP.
           Expiration September 2005/Exercise Price $30.00.............         3             255
           Expiration September 2005/Exercise Price $35.00.............         2              20
           HOT TOPIC, INC.
           Expiration August 2005/Exercise Price $22.50................         7             245
           HOVNANIAN ENTERPRISES, INC.
           Expiration August 2005/Exercise Price $60.00................         1             720
           Expiration August 2005/Exercise Price $65.00................         3           1,110
           Expiration August 2005/Exercise Price $70.00................         1             165
           INGERSOLL-RAND CO. LTD.
           Expiration September 2005/Exercise Price $80.00.............         3             150
           INTERNATIONAL RECTIFIER CORP.
           Expiration July 2005/Exercise Price $50.00..................         3             105
           Expiration September 2005/Exercise Price $45.00.............         3           1,425
           J2 GLOBAL COMMUNICATIONS, INC.
           Expiration September 2005/Exercise Price $40.00.............         4             220
           JACK IN THE BOX, INC.
           Expiration August 2005/Exercise Price $40.00................         3             157
           Expiration September 2005/Exercise Price $40.00.............         6             555
           JACOBS ENGINEERING GROUP, INC.
           Expiration July 2005/Exercise Price $55.00..................         3             630
           JOHNSON & JOHNSON
           Expiration August 2005/Exercise Price $65.00................         3             420
           Expiration October 2005/Exercise Price $70.00...............         1              45
           JOS. A BANK CLOTHIERS, INC.
           Expiration July 2005/Exercise Price $40.00..................         2             760
           Expiration August 2005/Exercise Price $45.00................         4             700
           K-SWISS, INC.
           Expiration October 2005/Exercise Price $35.00...............         4             460
           KIMBERLY-CLARK CORP.
           Expiration July 2005/Exercise Price $65.00..................         3              30
           Expiration August 2005/Exercise Price $65.00................         1              60
           LABOR READY, INC.
           Expiration August 2005/Exercise Price $20.00................         9           3,870
           LABORATORY CORP OF AMERICA HOLDINGS
           Expiration August 2005/Exercise Price $50.00................         5             800
           LAFARGE NORTH AMERICA, INC.
           Expiration July 2005/Exercise Price $65.00..................         2              60
           Expiration August 2005/Exercise Price $65.00................         2             200
           LEHMAN BROTHERS HOLDINGS, INC.
           Expiration August 2005/Exercise Price $95.00................         1             570
           Expiration August 2005/Exercise Price $100.00...............         1             237

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2005 (UNAUDITED)

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           LIFEPOINT HOSPITALS, INC.
           Expiration July 2005/Exercise Price $50.00..................         3        $    480
           Expiration August 2005/Exercise Price $50.00................         2             540
           LOCKHEED MARTIN CORP.
           Expiration August 2005/Exercise Price $65.00................         1             175
           Expiration September 2005/Exercise Price $65.00.............         5           1,000
           LOEWS CORP.
           Expiration September 2005/Exercise Price $75.00.............         3           1,245
           Expiration September 2005/Exercise Price $80.00.............         3             435
           MARATHON OIL CORP.
           Expiration August 2005/Exercise Price $55.00................         3             570
           MCKESSON CORP.
           Expiration July 2005/Exercise Price $40.00..................         3           1,455
           Expiration July 2005/Exercise Price $42.50..................         3             728
           MERCK & CO., INC.
           Expiration August 2005/Exercise Price $30.00................         2             350
           Expiration August 2005/Exercise Price $32.50................         1              45
           METLIFE, INC.
           Expiration September 2005/Exercise Price $45.00.............         7           1,505
           MICHAELS STORES, INC.
           Expiration September 2005/Exercise Price $40.00.............         4           1,240
           NAM TAI ELECTRONICS, INC.
           Expiration July 2005/Exercise Price $22.50..................         4             340
           Expiration September 2005/Exercise Price $22.50.............         3             563
           NASH FINCH CO.
           Expiration August 2005/Exercise Price $35.00................         5           1,500
           NEWFIELD EXPLORATION CO.
           Expiration September 2005/Exercise Price $37.50.............         4           1,520
           NII HOLDINGS, INC.
           Expiration September 2005/Exercise Price $55.00.............         1             930
           Expiration September 2005/Exercise Price $65.00.............         2             640
           NIKE, INC.
           Expiration July 2005/Exercise Price $90.00..................         1              15
           NORDIC AMERICAN TANKER SHIPPING
           Expiration July 2005/Exercise Price $40.00..................         2             520
           OLD REPUBLIC INTERNATIONAL CORP.
           Expiration October 2005/Exercise Price $25.00...............        11           1,458
           OMI CORP.
           Expiration July 2005/Exercise Price $20.00..................         2              40
           Expiration August 2005/Exercise Price $20.00................        10             600
           O'REILLY AUTOMOTIVE, INC.
           Expiration August 2005/Exercise Price $27.50................         2             540
           Expiration August 2005/Exercise Price $30.00................         4             460
           OSHKOSH TRUCK CORP.
           Expiration July 2005/Exercise Price $80.00..................         2             190
           Expiration July 2005/Exercise Price $85.00..................         2              25
           OVERSEAS SHIPHOLDING GROUP
           Expiration July 2005/Exercise Price $60.00..................         4             680

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2005 (UNAUDITED)

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           OWENS-ILLINOIS, INC.
           Expiration August 2005/Exercise Price $25.00................         8        $  1,080
           PATTERSON COS., INC.
           Expiration July 2005/Exercise Price $45.00..................         3             345
           Expiration August 2005/Exercise Price $45.00................         1             178
           PEPSICO, INC.
           Expiration August 2005/Exercise Price $55.00................         4             320
           PERFORMANCE FOOD GROUP CO.
           Expiration August 2005/Exercise Price $30.00................         5             663
           Expiration September 2005/Exercise Price $30.00.............         7           1,190
           PFIZER, INC.
           Expiration September 2005/Exercise Price $30.00.............         3              75
           PG&E CORP.
           Expiration September 2005/Exercise Price $35.00.............         2             640
           Expiration December 2005/Exercise Price $40.00..............         3             270
           POLO RALPH LAUREN CORP.
           Expiration August 2005/Exercise Price $45.00................         1              73
           PPL CORP.
           Expiration August 2005/Exercise Price $60.00................         3             270
           PRUDENTIAL FINANCIAL, INC.
           Expiration September 2005/Exercise Price $65.00.............         4           1,480
           PUBLIC SERVICE ENTERPRISE GROUP, INC.
           Expiration August 2005/Exercise Price $60.00................         2             445
           Expiration September 2005/Exercise Price $60.00.............         4           1,030
           PULTE HOMES, INC.
           Expiration July 2005/Exercise Price $80.00..................         3           1,680
           QUEST DIAGNOSTICS INC.
           Expiration August 2005/Exercise Price $55.00................         4             440
           Expiration August 2005/Exercise Price $57.50................         2              55
           QUESTAR CORP.
           Expiration July 2005/Exercise Price $65.00..................         3             540
           QUIKSILVER, INC.
           Expiration July 2005/Exercise Price $17.50..................         8              20
           Expiration August 2005/Exercise Price $17.50................         8             240
           REEBOK INTERNATIONAL LTD.
           Expiration July 2005/Exercise Price $42.50..................         4             160
           Expiration August 2005/Exercise Price $42.50................         1             103
           RESMED, INC.
           Expiration October 2005/Exercise Price $65.00...............         1             450
           Expiration October 2005/Exercise Price $70.00...............         1             175
           RESPIRONICS, INC.
           Expiration July 2005/Exercise Price $35.00..................         8           1,120
           REYNOLDS AMERICAN, INC.
           Expiration August 2005/Exercise Price $85.00................         2             100
           ROSS STORES, INC.
           Expiration August 2005/Exercise Price $27.50................         3             630
           Expiration August 2005/Exercise Price $30.00................         3             233
           RYLAND GROUP, INC.
           Expiration August 2005/Exercise Price $75.00................         2             960

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2005 (UNAUDITED)

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           SANDISK CORP.
           Expiration July 2005/Exercise Price $25.00..................         2        $     70
           Expiration August 2005/Exercise Price $25.00................         1             115
           SELECTIVE INSURANCE GROUP
           Expiration August 2005/Exercise Price $50.00................         2             225
           Expiration September 2005/Exercise Price $50.00.............         7           1,068
           SEMPRA ENERGY
           Expiration July 2005/Exercise Price $40.00..................         7           1,154
           Expiration August 2005/Exercise Price $40.00................         1             200
           SKYWEST, INC.
           Expiration July 2005/Exercise Price $17.50..................         5             850
           Expiration August 2005/Exercise Price $20.00................         2             100
           SONIC CORP.
           Expiration September 2005/Exercise Price $30.00.............         2             400
           Expiration September 2005/Exercise Price $35.00.............         4             100
           STERICYCLE, INC.
           Expiration August 2005/Exercise Price $50.00................         3             555
           SUPERVALU, INC.
           Expiration October 2005/Exercise Price $35.00...............         4             240
           TAKE-TWO INTERACTIVE SOFTWARE, INC.
           Expiration September 2005/Exercise Price $30.00.............         1              28
           Expiration September 2005/Exercise Price $31.63.............         2**            30
           TEEKAY SHIPPING CORP.
           Expiration July 2005/Exercise Price $45.00..................         3             195
           TEVA PHARMACEUTICAL INDUSTRIES, LTD.
           Expiration July 2005/Exercise Price $32.50..................         3              60
           Expiration September 2005/Exercise Price $32.50.............         3             330
           TEXAS INSTRUMENTS, INC.
           Expiration July 2005/Exercise Price $27.50..................         6             480
           Expiration August 2005/Exercise Price $27.50................         2             320
           Expiration August 2005/Exercise Price $30.00................         3             105
           THE ALLSTATE CORP.
           Expiration July 2005/Exercise Price $60.00..................         6             300
           THE E.W. SCRIPPS COMPANY
           Expiration September 2005/Exercise Price $50.00.............         2             225
           Expiration September 2005/Exercise Price $55.00.............         1              10
           THE GOLDMAN SACHS GROUP, INC.
           Expiration July 2005/Exercise Price $105.00.................         1              40
           THE SHERWIN-WILLIAMS CO.
           Expiration September 2005/Exercise Price $45.00.............         4           1,200
           THE TORO CO.
           Expiration September 2005/Exercise Price $45.00.............         4             150
           TIMBERLAND CO.
           Expiration August 2005/Exercise Price $37.50................         8           1,800
           TOLL BROTHERS, INC.
           Expiration September 2005/Exercise Price $100.00............         1             830
           TUPPERWARE CORP.
           Expiration July 2005/Exercise Price $22.50..................         8           1,040

                                                                     (continued)

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO (CONTINUED)

 SCHEDULE OF WRITTEN OPTIONS                           JUNE 30, 2005 (UNAUDITED)

                               UNDERLYING SECURITY                                         FAIR
                          EXPIRATION DATE/EXERCISE PRICE                   CONTRACTS*     VALUE
           --------------------------------------------------------------------------------------
                                                CALL OPTIONS
           ULTRA PETROLEUM CORP.
           Expiration August 2005/Exercise Price $30.00................         5        $    900
           Expiration September 2005/Exercise Price $27.50.............         8           3,200
           UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
           Expiration August 2005/Exercise Price $47.50................         2           1,120
           Expiration August 2005/Exercise Price $55.00................         4             570
           UNIVERSAL HEALTH SERVICES, INC.
           Expiration July 2005/Exercise Price $65.00..................         4              20
           Expiration October 2005/Exercise Price $65.00...............         2             410
           URBAN OUTFITTERS, INC.
           Expiration August 2005/Exercise Price $60.00................         1             200
           Expiration September 2005/Exercise Price $60.00.............         2             500
           UST, INC.
           Expiration July 2005/Exercise Price $45.00..................         2             195
           V.F. CORP.
           Expiration August 2005/Exercise Price $60.00................         4             210
           WASTE CONNECTIONS, INC.
           Expiration August 2005/Exercise Price $35.00................         4           1,100
           Expiration October 2005/Exercise Price $40.00...............         4             270
                                                                              ---        --------
           TOTAL OPTIONS OUTSTANDING (PREMIUMS RECEIVED OF $105,713)...       739        $118,972
                                                                              ===        ========

--------------------------------------------------------------------------------

 * 100 shares per contract unless otherwise noted.

** 150 shares per contract.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2005 (Unaudited)

Assets:
  Investments in securities, at fair value
    (Cost $3,092,511)........................    $3,374,455
  Receivable for options written.............         7,922
  Receivable for fund shares sold............         8,983
  Dividends and accrued interest
    receivable...............................         3,630
                                                 ----------
    Total assets.............................     3,394,990
                                                 ----------
Liabilities:
  Options written, at fair value (premiums
    received of $105,713)....................       118,972
  Payable for written options closed.........        18,057
  Payable for investment management
    services.................................         2,079
  Accrued custody expense....................            98
  Accrued professional fees..................         4,577
  Accrued accounting fees....................         1,994
  Accrued printing and proxy fees............           400
                                                 ----------
    Total liabilities........................       146,177
                                                 ----------
Net assets...................................    $3,248,813
                                                 ==========
Net assets consist of:
  Par value, $1 per share....................    $  303,581
  Paid-in capital in excess of par value.....     2,807,235
  Accumulated net realized losses on
    investments and written options..........      (125,410)
  Net unrealized appreciation on
    investments..............................       281,944
  Net unrealized depreciation on written
    options..................................       (13,259)
  Accumulated net investment loss............        (5,278)
                                                 ----------
Net assets...................................    $3,248,813
                                                 ==========
Shares outstanding...........................       303,581
                                                 ==========
Authorized Fund shares allocated to
  Portfolio..................................    10,000,000
                                                 ==========
Net asset value per share....................    $    10.70
                                                 ==========

 STATEMENT OF OPERATIONS

                              For the Six Months Ended June 30, 2005 (Unaudited)

Investment income:
  Interest....................................    $  2,426
  Dividends (net of withholding tax of $7)....      13,407
                                                  --------
    Total investment income...................      15,833
                                                  --------
Expenses:
  Management fees.............................      10,078
  Custodian fees..............................       1,339
  Directors' fees.............................          75
  Professional fees...........................       4,614
  Accounting fees.............................       6,862
  Other.......................................          17
                                                  --------
    Total expenses............................      22,985
      Less expenses voluntarily reduced or
         reimbursed by advisor................      (1,874)
                                                  --------
    Net expenses..............................      21,111
                                                  --------
    Net investment loss.......................      (5,278)
                                                  --------
Realized/unrealized gains (losses) on
  investments:
  Net realized gains (losses) on
    investments...............................      (4,231)
  Net realized gains (losses) on written
    options...................................     (11,917)
  Change in unrealized
    appreciation/depreciation on investments
    and written options.......................      22,325
                                                  --------
    Net realized/unrealized gains (losses) on
      investments.............................       6,177
                                                  --------
    Change in net assets from operations......    $    899
                                                  ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
COVERED CALL PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED       FOR THE PERIOD
                                                               JUNE 30, 2005       FROM MAY 1, 2004*
                                                                (UNAUDITED)       TO DECEMBER 31, 2004
                                                              ----------------    --------------------
From investment activities:
Operations:
  Net investment loss.......................................    $    (5,278)          $    (5,149)
  Realized gains (losses) on investments and written
    options.................................................        (16,148)             (109,262)
  Change in unrealized appreciation/depreciation on
    investments and written options.........................         22,325               246,360
                                                                -----------           -----------
      Change in assets from operations......................            899               131,949
                                                                -----------           -----------
Capital transactions:
  Received from shares sold.................................      3,895,784             3,151,757
  Paid for shares redeemed..................................     (2,618,528)           (1,313,048)
                                                                -----------           -----------
    Change in net assets from capital transactions..........      1,277,256             1,838,709
                                                                -----------           -----------
      Change in net assets..................................      1,278,155             1,970,658
  Beginning of period.......................................      1,970,658                    --
                                                                -----------           -----------
  End of period.............................................    $ 3,248,813           $ 1,970,658
                                                                ===========           ===========
  Accumulated net investment loss...........................    $    (5,278)          $        --
                                                                ===========           ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED       FOR THE PERIOD
                                                               JUNE 30, 2005        FROM MAY 1, 2004*
                                                                (UNAUDITED)       TO DECEMBER 31, 2004
                                                              ----------------    ---------------------
Per share operating performance:
Net asset value, beginning of period........................       $10.75                $10.00
Investment activities:
  Net investment loss.......................................        (0.02)                (0.03)
  Net realized and unrealized gains (losses) on
    investments.............................................        (0.03)                 0.78
                                                                   ------                ------
      Total from investment activities......................        (0.05)                 0.75
                                                                   ------                ------
Net asset value, end of period..............................       $10.70                $10.75
                                                                   ======                ======
Total return................................................        (0.47)%(b)             7.50%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)....................       $  3.2                $  2.0
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or reimbursed
     by advisor:
      Expenses..............................................         1.65%(a)              1.49%(a)
      Net investment loss...................................        (0.41)%(a)            (0.53)%(a)
    Ratios assuming no expenses voluntarily reduced or
     reimbursed by advisor:
      Expenses..............................................         1.80%(a)              2.91%(a)
    Portfolio turnover rate.................................           57%                   70%

--------------------------------------------------------------------------------

(a) Annualized.

(b) Not annualized.

*   Represents date of commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

   Ohio National Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund consists of twenty one separate investment portfolios (the "Portfolios") that seek the following objectives and investment strategies:

   - Equity Portfolio -- Long-term growth of capital by investing primarily in common stocks or other equity securities.

   - Money Market Portfolio -- Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

   - Bond Portfolio -- High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

   - Omni Portfolio -- High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- Total return on assets by investing primarily in equity securities of foreign companies.

   - Capital Appreciation Portfolio -- Long term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

   - Discovery Portfolio -- Maximum capital growth by investing primarily in common stocks of small sized companies.

   - International Small Company Portfolio -- Long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $5 billion or less.

   - Aggressive Growth Portfolio -- Long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

   - Small Cap Growth Portfolio -- Long-term capital appreciation by investing in stocks of small companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

   - Mid Cap Opportunity Portfolio -- Long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- Total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment-grade corporate bonds and money market instruments.

   - Blue Chip Portfolio -- Growth of capital and income by investing primarily in securities of high quality companies.

   - High Income Bond Portfolio -- High current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The Portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch.

   - Capital Growth Portfolio -- Long-term capital appreciation by investing in and actively managing equity securities in small cap growth companies.

   - Nasdaq-100 Index Portfolio -- Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100 Index. Unlike the other Portfolios, the Nasdaq-100 Index Portfolio is a non-diversified portfolio.

   - Bristol Portfolio -- Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

   - Bryton Growth Portfolio -- Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

   - U.S. Equity Portfolio -- Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing within under-priced sectors and industries.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - Balanced Portfolio -- Capital appreciation and income by investing within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

   - Covered Call Portfolio -- Modest capital appreciation by investing within under-priced sectors and industries and maximization of realized gains from writing covered call options.

   Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information ("SAI") of Ohio National Fund, Inc. There are no assurances these objectives will be met. Each Portfolio, except the Nasdaq-100 Index Portfolio, is classified as a diversified fund.

   At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company ("ONLIC"), Ohio National Life Assurance Corporation ("ONLAC"), and National Security Life and Annuity Company ("NSLA") to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

   Interest in each Portfolio is represented by a separate class of the Fund's capital stock, par value $1. Each class represents an undivided interest in the assets of the Portfolio corresponding to that class. Each share of a Portfolio may participate equally in the Portfolio's dividends, distributions, net assets, and voting matters.

   The Fund is authorized to issue 350,000,000 of its capital shares, of which 270,000,000 have been allocated to specific Portfolios of the Fund. 30,000,000 shares are allocated to the Money Market Portfolio, 20,000,000 shares each are allocated to the Equity, Omni, International and S&P 500 Index Portfolios, and 10,000,000 shares are allocated to each of the other Portfolios. The shares outstanding in the Bond Portfolio were in excess of the authorized Fund shares allocated to this Portfolio at June 30, 2005. These shares, however, were not issued in excess of the Fund's total authorized shares. The Fund's Board of Directors ("Board") periodically reallocates total authorized shares to the various Portfolios of the Fund as deemed necessary.

   Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   SECURITY VALUATION

   All investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 1940 Act. Should the money market component of the Omni Portfolio maintain a dollar-weighted average maturity of 120 days or less and have no maturities greater than one year, such money market component of the Omni Portfolio will be valued at amortized cost. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less are consistently valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating interest rates on the fair value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolios would receive if a security were sold.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Investments, other than those securities aforementioned, are valued using pricing procedures approved by the Board. The following is an overview of these procedures:

     Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the daily closing price on the exchange on which each security is principally traded. Option securities are currently valued on a composite price basis. Over-the-counter domestic equity securities are valued at the last sale price reported daily as of 4:00 pm Eastern Time. If, on a particular day, a domestic equity security is not traded, the mean between the bid and ask prices reported at 4:00 pm Eastern Time will generally be used for valuation purposes. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

     Fixed income securities with a remaining maturity exceeding sixty days, other than U.S. Government and agency securities, are valued using specific market quotations or a matrix method provided by independent pricing services approved by the Board. If such information is unavailable, the mean between the daily close bid and ask prices is used. U.S. Government and agency securities are valued at the mean between the daily close bid and ask prices.

     Repurchase agreements are valued at original cost.

     Restricted securities, illiquid securities, and other investments for which market quotations are not readily available are valued at estimated fair market value using methods determined in good faith by the Fund's Pricing Committee under the supervision of the Board.

     Foreign equity securities are initially priced at the last sale price at the close of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and the ask quotes at daily close, or the last sale price when appropriate. Non-traded foreign equity securities are priced on last trades or at the mean value between the daily close bid and ask quotes where readily available. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

     Securities that are primarily traded on foreign exchanges are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time. Multiple factors may be considered in performing this valuation, including an issue's local close price, relevant general and sector indices, currency fluctuations, and pricing of related ADRs, NY registered shares, iShares, and futures. The assumptions selected by the Fund that are used in the valuation include a zero-basis trigger using the S&P 500 Index and a 75% confidence interval. These assumptions result in the performance of the pricing procedures each day there is a change in the S&P 500 Index from the time of local close to the 4:00 pm Eastern Time U.S. market close for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by the management of the Fund as well as the Fund's Board. Prior results have indicated that the fair value procedures have been effective in reaching valuation objectives.

   The differences between cost and fair market values of investments are reflected as unrealized appreciation or unrealized depreciation.

   FOREIGN SECURITIES AND CURRENCY

   The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions. Events that could impact the exchange rates may occur between the time at which the exchange rates are determined and the time the Portfolios' net assets are valued. For those Portfolios holding foreign investments, the computation of the respective net asset value would not include the impact of such events. If such events are detected and are determined to materially affect the currency exchange rates during such time period, the securities are valued at their estimated fair value as determined in good faith by Fund's Pricing Committee under the supervision of the Board.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by Federal income tax regulations.

   All Portfolios of the Fund may invest in foreign investments, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

   OPTIONS

   Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio's total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The S&P 500 Index and Covered Call Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with the Portfolios' stated investment objectives. Options are recorded at fair value, and the related realized and unrealized gains and losses are included in the Statements of Operations, if any. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

   FUTURES CONTRACTS

   Each Portfolio, other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts. Futures contracts are used for the purpose of hedging its existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as "variation margin", are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolios recognize a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market.

   The S&P 500 Index Portfolio may purchase or sell stock index futures contracts, and options thereon, and the Nasdaq-100 Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100 Index in accordance with their stated investment objectives.

   FOREIGN CURRENCY CONTRACTS, FUTURES, AND OPTIONS

   In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency exchange contracts, foreign currency options,

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures, generally. A forward contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. These contracts are recorded at fair value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Portfolios could be exposed to foreign currency fluctuations. The use of foreign currency hedging transactions might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and do not eliminate fluctuations in the prices of other securities.

   REPURCHASE AGREEMENTS

   The Portfolios may acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Portfolio securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). At June 30, 2005, certain Portfolios invested in repurchase agreements, which in the aggregate amounted to $24,257,340. These securities are collateralized by various U.S. Treasury bonds and agency obligations with a fair value of $24,751,915. The Fund only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund through its custodian.

   RESTRICTED AND ILLIQUID SECURITIES

   Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 ("the 1933 Act") or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Section 4(2) commercial paper is issued pursuant to section 4(2) of the 1933 Act which exempts an issue from registration. This paper is used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. 144(A) securities, in which the Portfolios also invest, may include securities issued by corporations without registration under the 1933 Act, in reliance on the private resale of securities to institutions in Section 5 of the 1933 Act ("Rule 144(A)"). Rule 144(A) securities are exempt from the registration requirements for the resale of restricted securities to qualified institutional buyers. Investments by a Portfolio in Rule 144(A) securities could have the effect of decreasing the liquidity of the Portfolio during any period in which institutional investors were no longer interested in purchasing these securities.

   Not all restricted securities are considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its assets in illiquid securities.

   BORROWING AND SECURITIES LENDING

   Certain Portfolios in the Fund are allowed to borrow for investment purposes. This is generally unsecured borrowing, except to the extent the Portfolios enter into reverse repurchase agreements. The 1940 Act requires the Portfolios to maintain continuous asset coverage equal to three times the amount borrowed. No borrowing was conducted by the Fund during the period ended June 30, 2005.

   All Portfolios, with the exception of the Money Market Portfolio, are able to lend securities if the loan is adequately secured, is immediately callable, allows for all interest and dividend payments, and the aggregate value of securities loaned does not exceed one third of the total assets. There were no Fund securities lent during the period ended June 30, 2005.

   INVESTMENT TRANSACTIONS AND RELATED INCOME

   For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund investment transactions are

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, certain differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise. Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

   DISTRIBUTIONS TO SHAREHOLDERS AND FEDERAL TAXES

   Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund has the intent to comply with tax provisions pertaining to regulated investment companies and makes distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. As such, no provisions for Federal income or excise taxes have been recorded.

   The character of income and gains distributed are determined in accordance with income tax regulations that may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gains/losses, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distribution from net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

   EXPENSE ALLOCATION

   Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

   FOREIGN WITHHOLDING TAXES

   Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. These Portfolios accrue such taxes as the related income is earned.

(3) FINANCIAL FUTURES CONTRACTS

   The S&P 500 Index Portfolio held investments in S&P 500 Index Futures Contracts as of June 30, 2005. These are stock index futures contracts, which are developed by and traded on national commodity exchanges, whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   The contracts in the S&P 500 Index Portfolio are fully collateralized with commercial paper and cash on deposit with brokers. The futures contracts in the Portfolio at June 30, 2005 are as follows:

                                                         NOTIONAL       UNREALIZED    COLLATERAL HELD FOR
      PURCHASED CONTRACTS              EXPIRATION         VALUE        DEPRECIATION   MARGIN REQUIREMENTS
      ----------------------------     ----------     --------------   ------------   -------------------
      Long S&P 500 Index Contracts   September 2005     $2,997,625       $(8,875)         $3,691,074

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) RELATED PARTY AND OTHER TRANSACTIONS

   The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board. As compensation for its services, ONI receives from the Fund advisory fees on the basis of each Portfolio's average daily net assets. Fees prior to May 1, 2005 were charged according to the following schedule:

      EQUITY PORTFOLIO                                            INTERNATIONAL*, CAPITAL GROWTH, AND BLUE CHIP
      0.80% of first $500 million                                 PORTFOLIOS
      0.75% over $500 million                                     0.90% of all net assets
      MONEY MARKET PORTFOLIO*                                     CAPITAL APPRECIATION, DISCOVERY AND AGGRESSIVE GROWTH
      0.30% of first $100 million                                 PORTFOLIOS
      0.25% of next $150 million                                  0.80% of all net assets
      0.23% of next $250 million                                  INTERNATIONAL SMALL COMPANY PORTFOLIO
      0.20% of next $500 million                                  1.00% of first $100 million
      0.15% over $1 billion                                       0.90% over $100 million
      SMALL CAP GROWTH PORTFOLIO                                  HIGH INCOME BOND AND NASDAQ-100 INDEX* PORTFOLIOS
      0.95% of first $150 million                                 0.75% of all net assets
      0.80% over $150 million                                     BRYTON GROWTH PORTFOLIO
      MID CAP OPPORTUNITY PORTFOLIO                               0.85% of first $100 million
      0.85% of first $200 million                                 0.80% of next $400 million
      0.80% over $200 million                                     0.75% over $500 million
      S&P 500 INDEX PORTFOLIO                                     BOND AND OMNI PORTFOLIOS
      0.40% of first $100 million                                 0.60% of first $100 million
      0.35% of next $150 million                                  0.50% of next $150 million
      0.33% over $250 million                                     0.45% of next $250 million
      BRISTOL PORTFOLIO                                           0.40% of next $500 million
      0.80% of first $100 million                                 0.30% of next $1 billion
      0.75% of next $400 million                                  0.25% over $2 billion
      0.70% over $500 million                                     U.S. EQUITY AND BALANCED PORTFOLIOS
      COVERED CALL                                                0.75% of first $200 million
      0.80% of first $200 million                                 0.70% of next $300 million
      0.75% of next $300 million                                  0.65% over $500 million
      0.70% over $500 million

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Effective May 1, 2005, advisory fees were charged to the Portfolios according to the following schedule:


      EQUITY PORTFOLIO                                            AGGRESSIVE GROWTH PORTFOLIO
      0.80% of first $500 million                                 0.80% of first $100 million
      0.75% of next $500 million                                  0.75% of next $400 million
      0.70% over $1 billion                                       0.70% over $500 million
      MONEY MARKET PORTFOLIO*                                     BOND PORTFOLIO
      0.30% of first $100 million                                 0.60% of first $100 million
      0.25% of next $150 million                                  0.50% of next $150 million
      0.23% of next $250 million                                  0.45% of next $250 million
      0.20% of next $500 million                                  0.40% of next $500 million
      0.15% over $1 billion                                       0.30% of next $1 billion
      SMALL CAP GROWTH PORTFOLIO                                  0.25% over $2 billion
      0.95% of first $100 million                                 CAPITAL APPRECIATION PORTFOLIO
      0.90% of next $50 million                                   0.80% of first $100 million
      0.80% of next $150 million                                  0.75% of next $300 million
      0.75% over $300 million                                     0.65% of next $600 million
      MID CAP OPPORTUNITY PORTFOLIO                               0.60% over $1 billion
      0.85% of first $100 million                                 DISCOVERY PORTFOLIO
      0.80% of next $100 million                                  0.80% of first $150 million
      0.75% of next $300 million                                  0.75% of next $150 million
      0.70% over $500 million                                     0.70% of next $300 million
      S&P 500 INDEX PORTFOLIO                                     0.65% over $600 million
      0.40% of first $100 million                                 OMNI PORTFOLIO
      0.35% of next $150 million                                  0.60% of first $100 million
      0.33% over $250 million                                     0.50% of next $150 million
      BRISTOL PORTFOLIO                                           0.45% of next $250 million
      0.80% of first $100 million                                 0.40% of next $500 million
      0.70% of next $400 million                                  0.30% of next $1 billion
      0.65% over $500 million                                     0.25% over $2 billion
      COVERED CALL                                                BLUE CHIP PORTFOLIO
      0.80% of first $200 million                                 0.75% of first $100 million
      0.75% of next $300 million                                  0.70% of next $400 million
      0.70% over $500 million                                     0.65% of next $500 million
      INTERNATIONAL PORTFOLIO*                                    U.S. EQUITY PORTFOLIO
      0.85% of first $100 million                                 0.75% of first $200 million
      0.80% of next $100 million                                  0.70% of next $300 million
      0.70% over $200 million                                     0.65% over $500 million
      INTERNATIONAL SMALL COMPANY PORTFOLIO                       NASDAQ-100 INDEX PORTFOLIO*
      1.00% of first $100 million                                 0.40% of first $100 million
      0.90% of next $100 million                                  0.35% of next $150 million
      0.85% over $200 million                                     0.33% over $250 million
      CAPITAL GROWTH PORTFOLIO                                    HIGH INCOME BOND PORTFOLIO
      0.90% of first $100 million                                 0.75% of first $75 million
      0.85% of next $100 million                                  0.70% of next $75 million
      0.80% of next $300 million                                  0.65% of next $75 million
      0.75% over $500 million                                     0.60% over $225 million
      BALANCED PORTFOLIO                                          BRYTON GROWTH PORTFOLIO
      0.75% of first $200 million                                 0.85% of first $100 million
      0.70% of next $300 million                                  0.75% of next $400 million
      0.65% over $500 million                                     0.70% over $500 million

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   * For the period ended June 30, 2005, ONI has waived fees for these Portfolios in excess of the following amounts:

      Money Market Portfolio                                      0.25% of average daily net assets
      International Portfolio                                     0.85% of average daily net assets
      Nasdaq-100 Index Portfolio                                  0.40% of average daily net assets

        Waivers related to the Money Market Portfolio, International Portfolio, and Nasdaq-100 Index Portfolio are voluntary and are not subject to recoupment in subsequent fiscal periods. Waivers related to the International Portfolio and Nasdaq-100 Index Portfolio were discontinued on April 30, 2005. For each of these Portfolios, the gross advisory fee, beginning May 1, 2005, was revised to equate to the previous advisory fee, net of waiver. If ONI did not agree to reimburse these expenses, the total expenses for the period ended June 30, 2005 that were incurred by these Portfolios would have been higher than the net expenses reflected in the financial statements.

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the Capital Appreciation, Discovery, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, Blue Chip, High Income Bond, International, International Small Company, Equity, Omni, Bristol, Bryton Growth, U.S. Equity, Balanced, and Covered Call Portfolios subject to the approval of the Board. ONI has entered into Sub-Advisory Agreements with Jennison Associates LLC ("Jennison"), Founders Asset Management LLC ("Founders"), Janus Capital Management LLC ("Janus"), UBS Global Asset Management (Americas), Inc. ("UBS Global"), RS Investments Management, L.P. ("RSIM"), Eagle Asset Management, Inc. ("Eagle"), Federated Equity Management Company of Pennsylvania ("Federated Equity"), Federated Investment Management Company ("Federated Investment"), Federated Global Investment Management Corp. ("Federated Global"), Legg Mason Funds Management, Inc. ("Legg Mason"), Suffolk Capital Management, LLC ("Suffolk"), and ICON Advisers, Inc. (ICON), to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   As compensation for their services, the sub-advisors receive fees from ONI based on each Portfolio's average daily net assets and the following schedule:

      EQUITY PORTFOLIO (LEGG MASON)                               INTERNATIONAL SMALL COMPANY PORTFOLIO (FEDERATED
      0.45% of first $500 million                                 GLOBAL)
      0.40% over $500 million                                     0.75% of first $100 million
      CAPITAL APPRECIATION PORTFOLIO (JENNISON)                   0.65% over $100 million
      0.75% of first $10 million                                  DISCOVERY PORTFOLIO (FOUNDERS)
      0.50% of next $30 million                                   0.55% of first $150 million
      0.35% of next $25 million                                   0.50% of next $150 million
      0.25% of next $335 million                                  0.40% over $300 million
      0.22% of next $600 million                                  SMALL CAP PORTFOLIO (UBS GLOBAL)
      0.20% over $1 billion                                       0.65% of first $50 million
      AGGRESSIVE GROWTH PORTFOLIO (JANUS)                         0.60% of next $100 million
      0.55% of first $100 million                                 0.50% over $150 million
      0.50% of the next $400 million                              CAPITAL GROWTH PORTFOLIO (EAGLE)
      0.45% over $500 million                                     0.59% of first $100 million
      MID CAP OPPORTUNITY PORTFOLIO (RSIM)                        0.55% of next $100 million
      0.60% of first $100 million                                 0.50% over $200 million
      0.55% of next $100 million                                  BLUE CHIP PORTFOLIO (FEDERATED EQUITY)
      0.50% over $200 million                                     0.50% of first $35 million
      HIGH INCOME BOND PORTFOLIO (FEDERATED INVESTMENT)           0.35% of next $65 million
      0.50% of first $30 million                                  0.25% over $100 million
      0.40% of next $20 million                                   BRISTOL PORTFOLIO (SUFFOLK)
      0.30% of next $25 million                                   0.45% of first $100 million
      0.25% over $75 million                                      0.40% of next $400 million
      OMNI PORTFOLIO (SUFFOLK)                                    0.35% over $500 million
      0.30% of first $100 million                                 BRYTON GROWTH PORTFOLIO (SUFFOLK)
      0.25% of next $150 million                                  0.50% of first $100 million
      0.225% of next $250 million                                 0.45% of next $400 million
      0.20% of next $500 million                                  0.40% over $500 million
      0.15% of next $1 billion                                    U.S. EQUITY AND BALANCED** PORTFOLIOS (ICON)
      0.125% over $2 billion                                      0.50% of first $200 million
      INTERNATIONAL PORTFOLIO (FEDERATED GLOBAL)                  0.45% of next $300 million
      0.40% of first $200 million                                 0.40% over $500 million
      0.35% over $200 million                                     COVERED CALL PORTFOLIO (ICON)
                                                                  0.55% of first $200 million
                                                                  0.50% of next $300 million
                                                                  0.45% over $500 million

   ** Effective December 1, 2004, ICON voluntarily began waiving all of its fees for the Balanced Portfolio. This waiver is not subject to recoupment in subsequent fiscal periods.

   Pursuant to the Investment Advisory Agreement, if in any calendar quarter the total of all ordinary expenses of any Portfolio should exceed one quarter of one percent of the average net assets, ONI shall pay such excess. Ordinary expenses for purposes of this calculation exclude the advisory fee paid to ONI, taxes, brokerage commissions, and interest. Expense reimbursements incurred by ONI for the six-month period ended June 30, 2005 were as follows:

      Balanced Portfolio..........................................  $1,652
      Covered Call Portfolio......................................  $1,874

        If ONI did not agree to reimburse these expenses, the total expenses incurred by these Portfolios would have been higher than what is reflected in the financial statements for the period ended June 30, 2005. The expenses reimbursed are not subject to recoupment in subsequent fiscal periods. The Investment Advisory Agreement is subject to renewal on an annual basis.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Each director who is not an officer of the Fund nor an employee of ONI, or its corporate affiliates, is currently paid a quarterly retainer fee of $5,000, $1,500 for each Board meeting attended, and $500 for each Board committee or independent directors meetings attended. During the six-month period ended June 30, 2005, compensation of these directors by the Fund totaled $49,500.

   Under a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

   U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small Company Portfolios. The accounting agent and custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board.

(5) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the six-month period ended June 30, 2005 and the year, or period, ended December 31, 2004 were as follows:

                                                         EQUITY                   MONEY MARKET                     BOND
                                                ------------------------    -------------------------    ------------------------
                                                SIX MONTHS                  SIX MONTHS                   SIX MONTHS
                                                   ENDED                       ENDED                        ENDED
                                                 06/30/05     YEAR ENDED     06/30/05     YEAR ENDED      06/30/05     YEAR ENDED
                                                (UNAUDITED)    12/31/04     (UNAUDITED)    12/31/04      (UNAUDITED)    12/31/04
                                                -----------   ----------    -----------   -----------    -----------   ----------
      Capital shares issued on sales..........    930,848      2,719,328     6,654,059     12,005,449     1,264,305     2,712,812
      Capital shares issued on reinvested
        dividends.............................         --          7,416       175,823        130,092            --            --
      Capital shares redeemed.................   (744,508)    (1,369,123)   (5,202,652)   (10,967,205)     (406,549)   (1,050,636)
                                                 --------     ----------    ----------    -----------    ----------    ----------
      Net increase/(decrease).................    186,340      1,357,621     1,627,230      1,168,336       857,756     1,662,176
                                                 ========     ==========    ==========    ===========    ==========    ==========

                                                          OMNI                    INTERNATIONAL            CAPITAL APPRECIATION
                                                ------------------------    -------------------------    ------------------------
                                                SIX MONTHS                  SIX MONTHS                   SIX MONTHS
                                                   ENDED                       ENDED                        ENDED
                                                 06/30/05     YEAR ENDED     06/30/04     YEAR ENDED      06/30/05     YEAR ENDED
                                                (UNAUDITED)    12/31/04     (UNAUDITED)    12/31/04      (UNAUDITED)    12/31/04
                                                -----------   ----------    -----------   -----------    -----------   ----------
      Capital shares issued on sales..........    177,473        706,105     4,169,392      5,213,925     1,368,157     1,066,893
      Capital shares issued on reinvested
        dividends.............................         --         73,862            --             --            --        28,598
      Capital shares redeemed.................   (683,124)      (682,184)     (357,066)      (909,922)     (446,630)     (683,455)
                                                 --------     ----------    ----------    -----------    ----------    ----------
      Net increase/(decrease).................   (505,651)        97,783     3,812,326      4,304,003       921,527      (412,036)
                                                 ========     ==========    ==========    ===========    ==========    ==========

                                                                                  INTERNATIONAL
                                                       DISCOVERY                  SMALL COMPANY             AGGRESSIVE GROWTH
                                                ------------------------    -------------------------    ------------------------
                                                SIX MONTHS                  SIX MONTHS                   SIX MONTHS
                                                   ENDED                       ENDED                        ENDED
                                                 06/30/05     YEAR ENDED     06/30/05     YEAR ENDED      06/30/05     YEAR ENDED
                                                (UNAUDITED)    12/31/04     (UNAUDITED)    12/31/04      (UNAUDITED)    12/31/04
                                                -----------   ----------    -----------   -----------    -----------   ----------
      Capital shares issued on sales..........     73,398        197,956       347,790        398,320       167,176       359,985
      Capital shares issued on reinvested
        dividends.............................         --             --            --         19,664            --            --
      Capital shares redeemed.................   (628,449)      (958,378)     (141,080)      (362,364)     (321,215)     (595,827)
                                                 --------     ----------    ----------    -----------    ----------    ----------
      Net increase/(decrease).................   (555,051)      (760,422)      206,710         55,620      (154,039)      235,842
                                                 ========     ==========    ==========    ===========    ==========    ==========

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                    SMALL CAP GROWTH           MID CAP OPPORTUNITY            S&P 500 INDEX
                                                ------------------------    -------------------------    ------------------------
                                                SIX MONTHS                  SIX MONTHS                   SIX MONTHS
                                                   ENDED                       ENDED                        ENDED
                                                 06/30/05     YEAR ENDED     06/30/05     YEAR ENDED      06/30/05     YEAR ENDED
                                                (UNAUDITED)    12/31/04     (UNAUDITED)    12/31/04      (UNAUDITED)    12/31/04
                                                -----------   ----------    -----------   -----------    -----------   ----------
      Capital shares issued on sales..........    112,473        323,088       185,816        572,304       695,959     1,505,793
      Capital shares issued on reinvested
        dividends.............................         --             --            --             --            --       167,102
      Capital shares redeemed.................   (241,786)      (574,828)     (701,715)      (876,641)   (1,117,019)   (1,935,538)
                                                 --------     ----------    ----------    -----------    ----------    ----------
      Net increase/(decrease).................   (129,313)      (251,740)     (515,899)      (304,337)     (421,060)     (262,643)
                                                 ========     ==========    ==========    ===========    ==========    ==========

                                                       BLUE CHIP                HIGH INCOME BOND              CAPITAL GROWTH
                                                ------------------------    -------------------------    ------------------------
                                                SIX MONTHS                  SIX MONTHS                   SIX MONTHS
                                                   ENDED                       ENDED                        ENDED
                                                 06/30/05     YEAR ENDED     06/30/05     YEAR ENDED      06/30/05     YEAR ENDED
                                                (UNAUDITED)    12/31/04     (UNAUDITED)    12/31/04      (UNAUDITED)    12/31/04
                                                -----------   ----------    -----------   -----------    -----------   ----------
      Capital shares issued on sales..........     96,961        420,273       921,150      1,739,742       152,018       278,651
      Capital shares issued on reinvested
        dividends.............................         --         37,583            --         14,817            --            --
      Capital shares redeemed.................   (195,042)      (297,002)     (398,272)      (504,862)     (210,836)     (384,798)
                                                 --------     ----------    ----------    -----------    ----------    ----------
      Net increase/(decrease).................    (98,081)       160,854       522,878      1,249,697       (58,818)     (106,147)
                                                 ========     ==========    ==========    ===========    ==========    ==========

                                                    NASDAQ-100 INDEX                 BRISTOL                  BRYTON GROWTH
                                                ------------------------    -------------------------    ------------------------
                                                SIX MONTHS                  SIX MONTHS                   SIX MONTHS
                                                   ENDED                       ENDED                        ENDED
                                                 06/30/05     YEAR ENDED     06/30/05     YEAR ENDED      06/30/05     YEAR ENDED
                                                (UNAUDITED)    12/31/04     (UNAUDITED)    12/31/04      (UNAUDITED)    12/31/04
                                                -----------   ----------    -----------   -----------    -----------   ----------
      Capital shares issued on sales..........   2,011,822     1,411,791     1,058,154         90,015       349,934       194,675
      Capital shares issued on reinvested
        dividends.............................          --            --            --         89,711            --            --
      Capital shares redeemed.................    (551,229)   (1,146,659)      (22,778)       (50,000)      (25,819)     (125,937)
                                                 ---------    ----------    ----------    -----------    ----------    ----------
      Net increase/(decrease).................   1,460,593       265,132     1,035,376        129,726       324,115        68,738
                                                 =========    ==========    ==========    ===========    ==========    ==========

                                                      U.S. EQUITY                   BALANCED                   COVERED CALL
                                                ------------------------    -------------------------    ------------------------
                                                SIX MONTHS                  SIX MONTHS                   SIX MONTHS
                                                   ENDED       05/01/04        ENDED       05/01/04         ENDED       05/01/04
                                                 06/30/05         TO         06/30/05         TO          06/30/05         TO
                                                (UNAUDITED)    12/31/04     (UNAUDITED)    12/31/04      (UNAUDITED)    12/31/04
                                                -----------   ----------    -----------   -----------    -----------   ----------
      Capital shares issued on sales..........    294,773        476,467        99,911        217,507       369,925       311,638
      Capital shares issued on reinvested
        dividends.............................         --             --            --             --            --            --
      Capital shares redeemed.................    (16,942)       (63,576)      (10,840)       (70,373)     (249,594)     (128,388)
                                                 --------     ----------    ----------    -----------    ----------    ----------
      Net increase/(decrease).................    277,831        412,891        89,071        147,134       120,331       183,250
                                                 ========     ==========    ==========    ===========    ==========    ==========

(6) INVESTMENT TRANSACTIONS

   Purchases and sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2005 were as follows:

                                                                                                               CAPITAL
                                                 EQUITY          BOND           OMNI       INTERNATIONAL     APPRECIATION
                                               -----------   -------------   -----------   -------------   ----------------
      Stocks & Bonds:
        Purchases............................  $49,740,457    $22,834,902    $66,024,518   $115,396,943      $73,674,255
        Sales................................  $45,020,421    $ 8,359,366    $71,579,553   $ 80,417,167      $58,943,505

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                             INTERNATIONAL   AGGRESSIVE      SMALL CAP         MID CAP
                                                DISCOVERY    SMALL COMPANY     GROWTH         GROWTH         OPPORTUNITY
                                               -----------   -------------   -----------   -------------   ----------------
      Stocks & Bonds:
        Purchases............................  $64,845,089    $13,938,947    $ 9,297,526   $  3,302,897      $85,033,547
        Sales................................  $74,746,535    $10,667,343    $ 9,844,484   $  4,272,084      $90,785,031

                                                 S&P 500                     HIGH INCOME      CAPITAL
                                                  INDEX        BLUE CHIP        BOND          GROWTH       NASDAQ-100 INDEX
                                               -----------   -------------   -----------   -------------   ----------------
      Stocks & Bonds:
        Purchases............................  $ 7,027,756    $ 9,887,901    $12,532,717   $  8,017,048      $11,107,527
        Sales................................  $ 8,730,704    $10,394,706    $ 7,664,000   $  9,973,896      $ 5,441,337

                                                 BRISTOL     BRYTON GROWTH   U.S. EQUITY     BALANCED        COVERED CALL
                                               -----------   -------------   -----------   -------------   ----------------
      Stocks & Bonds
        Purchases............................  $25,445,765    $ 8,234,551    $ 6,728,596   $  1,520,129      $ 2,828,995
        Sales................................  $15,013,916    $ 5,331,533    $ 3,322,154   $    765,815      $ 1,397,949

   Purchases and sales of government securities for the six-month period ended June 30, 2005 were as follows:

                                                                                               OMNI            BALANCED
                                                                                           -------------   ----------------
      Purchases.........................................................................   $         --      $   197,344
      Sales.............................................................................   $    583,414      $   100,389

(7) OPTIONS CONTRACTS WRITTEN

   The activity in the option contracts written and the premiums received by the Covered Call Portfolio for the six-month period ended June 30, 2005 is detailed as follows:

                                                                    NUMBER OF   PREMIUMS
                                                                    CONTRACTS   RECEIVED
                                                                    ---------   ---------
      Options outstanding, beginning of period....................      395     $  42,771
      Options written during period...............................     2604       288,326
      Options exercised during period.............................      (89)       (9,393)
      Options expired during period...............................     (630)      (55,604)
      Options closed during period................................   (1,541)     (160,387)
                                                                     ------     ---------
      Options outstanding, end of period..........................      739     $ 105,713
                                                                     ======     =========

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(8) FEDERAL INCOME TAX INFORMATION

   At June 30, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                    UNDISTRIBUTED
                                                      LONG-TERM                                                         TOTAL
                                    UNDISTRIBUTED      CAPITAL                    ACCUMULATED       UNREALIZED       ACCUMULATED
                                      ORDINARY          GAINS       ACCUMULATED   CAPITAL AND      APPRECIATION        EARNINGS
   PORTFOLIO                           INCOME         (LOSSES)       EARNINGS     OTHER LOSSES   (DEPRECIATION)(1)    (DEFICIT)
   ---------                        -------------   -------------   -----------   ------------   -----------------   ------------
   Equity.........................   $  140,459      $       --     $  140,459    $(74,147,413)    $147,024,907      $ 73,017,953
   Money Market...................          127              --            127            (445)              --              (318)
   Bond...........................    5,101,659              --      5,101,659      (1,497,074)       6,018,734         9,623,319
   Omni...........................      325,809              --        325,809     (13,557,109)       2,793,492       (10,437,808)
   International..................       92,855              --         92,855     (38,993,525)      15,312,461       (23,588,209)
   Capital Appreciation...........      150,764       7,136,407      7,287,171              --       14,121,297        21,408,468
   Discovery......................           --              --             --     (41,345,836)      14,560,027       (26,785,809)
   International Small Co. .......      209,127              --        209,127      (3,400,239)       8,342,721         5,151,609
   Aggressive Growth..............        3,726              --          3,726     (17,345,008)       3,234,425       (14,106,857)
   Small Cap Growth...............           --              --             --     (21,814,162)       5,146,109       (16,668,053)
   Mid Cap Opportunity............      292,406              --        292,406     (17,397,256)      15,044,062        (2,060,788)
   S&P 500 Index..................      697,760              --        697,760     (30,793,512)       5,588,386       (24,507,366)
   Blue Chip......................      111,194              --        111,194      (3,543,530)       4,252,222           819,886
   High Income Bond...............    2,536,738              --      2,536,738      (3,499,561)       2,354,082         1,391,259
   Capital Growth.................           --              --             --     (22,763,179)       6,741,977       (16,021,202)
   Nasdaq-100 Index...............      116,681              --        116,681      (3,487,281)        (771,432)       (4,142,032)
   Bristol........................      236,345          60,992        297,337              --          386,959           684,296
   Bryton Growth..................        1,877              --          1,877        (533,177)       1,149,065           617,765
   U.S. Equity....................           --              --             --         (43,110)         582,034           538,924
   Balanced.......................        8,278              --          8,278         (15,535)         160,509           153,252
   Covered Call...................           --              --             --        (108,419)         245,517           137,098

   (1) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain instruments, and the difference between book and tax amortization methods for premium and market discounts.

   Under current tax law, capital losses realized after October 31 of a Portfolio's fiscal year may be deferred and treated as occurring on the first business day or the following fiscal year for tax purposes. The following Portfolios had deferred post October capitals losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2005.

                                                                    POST-OCTOBER    POST-OCTOBER
      PORTFOLIO                                                     CURRENCY LOSS      LOSSES
      ---------                                                     -------------   ------------
      Equity......................................................     $    --       $2,340,575
      International...............................................      26,175               --
      International Small Company.................................      12,421               --
      Nasdaq-100 Index............................................          --          463,334
      Bryton Growth...............................................          --          132,452
      Covered Call................................................          --           45,865

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2004, which are available to offset future realized gains, if any:

                                                         EXPIRATION AMOUNT BY YEAR
                               TOTAL LOSS    -------------------------------------------------
      PORTFOLIO               CARRYFORWARD   2005   2006     2007        2008         2009
      ---------               ------------   ----   ----   --------   ----------   -----------
      Equity...............   $71,806,838    $ --   $ --   $     --   $       --   $ 6,500,258
      Money Market.........           445      --     --         --          319            96
      Bond.................     1,497,074      --     --         --           --            --
      Omni.................    13,557,109      --     --         --           --       986,296
      International........    38,967,350      --     --         --           --    19,788,913
      Discovery............    41,345,836      --     --         --           --    15,527,806
      International Small
        Company............     3,387,818      --     --         --           --       763,470
      Aggressive Growth....    17,345,008      --     --    990,191    1,779,157    10,160,501
      Small Cap Growth.....    21,814,162      --     --         --           --    18,142,224
      Mid Cap
        Opportunity........    17,397,256      --     --         --           --            --
      S&P 500 Index........    30,793,512      --     --         --           --    17,114,642
      Blue Chip............     3,543,530      --     --         --       84,549     1,112,295
      High Income Bond.....     3,499,561      --     --         --      118,063     1,533,582
      Capital Growth.......    22,763,179      --     --         --           --    13,444,397
      Nasdaq-100 Index.....     3,023,947      --     --         --       35,446            --
      Bryton Growth........       400,725      --     --         --           --            --
      U.S. Equity..........        43,110      --     --         --           --            --
      Balanced.............        15,535      --     --         --           --            --
      Covered Call.........        62,554      --     --         --           --            --

                                    EXPIRATION AMOUNT BY YEAR
                             ---------------------------------------
      PORTFOLIO                 2010          2011          2012
      ---------              -----------   -----------   -----------
      Equity...............  $53,143,754   $ 4,991,940   $ 7,170,886
      Money Market.........           30            --            --
      Bond.................           --     1,497,074            --
      Omni.................   11,416,040     1,154,773            --
      International........   19,052,263       126,174            --
      Discovery............   24,207,445     1,610,585            --
      International Small
        Company............    2,624,348            --            --
      Aggressive Growth....    4,415,159            --            --
      Small Cap Growth.....    3,671,938            --            --
      Mid Cap
        Opportunity........   17,397,256            --            --
      S&P 500 Index........   13,544,388            --       134,482
      Blue Chip............    1,433,633       913,053            --
      High Income Bond.....    1,284,828       563,088            --
      Capital Growth.......    9,318,782            --            --
      Nasdaq-100 Index.....    1,176,725     1,110,252       701,524
      Bryton Growth........      241,712       159,013            --
      U.S. Equity..........           --            --        43,110
      Balanced.............           --            --        15,535
      Covered Call.........           --            --        62,554

   The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

   The tax characteristics of dividends paid to shareholders for the year ended December 31, 2004, were as follows:

                                                                                    NET             NET           TOTAL
                                                                   ORDINARY     SHORT-TERM       LONG-TERM     DISTRIBUTION
      PORTFOLIO                                                     INCOME     CAPITAL GAINS   CAPITAL GAINS       PAID
      ---------                                                   ----------   -------------   -------------   ------------
      Equity....................................................  $  207,281     $     --        $     --       $  207,281
      Money Market..............................................   1,300,925           --              --        1,300,925
      Omni......................................................     963,899           --              --          963,899
      Capital Appreciation......................................     467,017           --              --          467,017
      International Small Company...............................     289,074           --              --          289,074
      S&P 500 Index.............................................   2,102,145           --              --        2,102,145
      Blue Chip.................................................     411,920           --              --          411,920
      High Income Bond..........................................     128,169           --              --          128,169
      Bristol...................................................      80,044      577,335         246,017          903,396

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Cost basis for Federal income tax purposes differs from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities for Federal income tax purposes.

                                                                                                 CAPITAL
                                     EQUITY           BOND          OMNI       INTERNATIONAL   APPRECIATION     DISCOVERY
                                  -------------   ------------   -----------   -------------   ------------    -----------
Gross unrealized:
  Appreciation..................  $ 181,548,758   $  8,510,644   $ 7,013,198   $ 15,718,188    $ 16,855,512    $15,544,485
  Depreciation..................    (45,799,783)      (961,365)   (1,182,369)    (6,553,137)     (6,185,313)    (3,520,584)
                                  -------------   ------------   -----------   ------------    ------------    -----------
Net unrealized:
  Appreciation (depreciation)...  $ 135,748,975   $  7,549,279   $ 5,830,829   $  9,165,051    $ 10,670,199    $12,023,901
                                  =============   ============   ===========   ============    ============    ===========
Aggregate cost of securities:...  $ 361,110,253   $117,405,003   $61,993,603   $146,717,217    $129,965,155    $65,261,280
                                  =============   ============   ===========   ============    ============    ===========

                                   INTERNATIONAL
                                       SMALL        AGGRESSIVE     SMALL CAP       MID CAP
                                      COMPANY         GROWTH        GROWTH       OPPORTUNITY    S&P 500 INDEX     BLUE CHIP
                                   -------------   ------------   -----------   -------------   -------------    -----------
Gross unrealized:
  Appreciation...................  $ 10,169,921    $  3,617,110   $ 6,314,946   $ 16,910,645    $ 35,502,078     $ 5,441,458
  Depreciation...................      (470,639)       (350,300)   (1,099,467)    (2,368,493)    (31,921,500)     (1,026,714)
                                   ------------    ------------   -----------   ------------    ------------     -----------
Net unrealized:
  Appreciation (depreciation)....  $  9,699,282    $  3,266,810   $ 5,215,479   $ 14,542,152    $  3,580,578     $ 4,414,744
                                   ============    ============   ===========   ============    ============     ===========
Aggregate cost of securities:....  $ 25,773,133    $ 12,078,832   $12,118,855   $ 73,878,166    $184,943,473     $26,862,079
                                   ============    ============   ===========   ============    ============     ===========

                                    HIGH INCOME      CAPITAL      NASDAQ-100
                                       BOND           GROWTH         INDEX         BRISTOL      BRYTON GROWTH    U.S. EQUITY
                                   -------------   ------------   -----------   -------------   -------------    -----------
Gross unrealized:
  Appreciation...................  $  3,609,354    $  7,350,527   $ 3,264,471   $  1,474,786    $  1,285,172     $   731,377
  Depreciation...................    (1,091,937)     (1,138,827)   (5,628,838)      (315,774)       (431,158)        (78,597)
                                   ------------    ------------   -----------   ------------    ------------     -----------
Net unrealized:
  Appreciation (depreciation)....  $  2,517,417    $  6,211,700   $(2,364,367)  $  1,159,012    $    854,014     $   652,780
                                   ============    ============   ===========   ============    ============     ===========
Aggregate cost of securities:....  $ 43,821,434    $ 22,378,533   $26,194,026   $ 18,835,154    $  9,126,879     $ 7,896,224
                                   ============    ============   ===========   ============    ============     ===========

                                                     COVERED
                                     BALANCED          CALL
                                   -------------   ------------
Gross unrealized:
  Appreciation...................  $    205,610    $    337,527
  Depreciation...................       (27,961)       (104,381)
                                   -------------   ------------
Net unrealized:
  Appreciation (depreciation)....  $    177,649    $    233,146
                                   =============   ============
Aggregate cost of securities:....  $  2,496,592    $  3,141,309
                                   =============   ============

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   For corporate shareholders, the percentage of the total ordinary income dividends paid during the year ended December 31, 2004 qualify for the corporate dividends received deduction for the following Portfolios:

                                                                    DIVIDENDS
                                                                    RECEIVED
      PORTFOLIO                                                     DEDUCTION
      ---------                                                     ---------
      Equity......................................................       100%
      Omni........................................................      60.6%
      Capital Appreciation........................................       100%
      International Small Company.................................         0%
      S&P 500 Index...............................................       100%
      Blue Chip...................................................       100%
      Capital Growth..............................................         0%
      Bristol.....................................................      18.8%
      High Income.................................................       0.4%

                   END OF NOTES TO THE FINANCIAL STATEMENTS.

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)

 ADDITIONAL INFORMATION

   An individual may not buy or own shares of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity or variable insurance contract and allocating premium or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

   As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

   The example is based on an investment of $1,000 invested at January 1, 2005 and held through June 30, 2005.

   Actual Expenses

   The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled "Expenses Paid During Period".

                                                              BEGINNING      ENDING       EXPENSE PAID      EXPENSE RATIO
                                                              INVESTMENT   INVESTMENT        DURING         DURING PERIOD
                                                                VALUE        VALUE          PERIOD*        1/1/05 - 6/30/05
PORTFOLIO                                                       1/1/05      6/30/05     1/1/05 - 6/30/05     (ANNUALIZED)
---------                                                     ----------   ----------   ----------------   ----------------
Equity......................................................  $1,000.00    $  977.40         $4.44              0.89%
Money Market................................................   1,000.00     1,011.80          1.72              0.34%
Bond........................................................   1,000.00     1,012.40          3.50              0.69%
Omni........................................................   1,000.00     1,045.20          3.66              0.71%
International...............................................   1,000.00       953.30          5.46              1.11%
Capital Appreciation........................................   1,000.00       973.60          4.43              0.89%
Discovery...................................................   1,000.00       975.20          4.48              0.90%
International Small Company.................................   1,000.00     1,044.20          7.83              1.52%
Aggressive Growth...........................................   1,000.00     1,003.40          5.15              1.02%
Small Cap Growth............................................   1,000.00     1,006.10          5.71              1.13%
Mid Cap Opportunity.........................................   1,000.00       996.20          4.78              0.95%
S&P 500 Index...............................................   1,000.00       990.40          2.41              0.48%
Blue Chip...................................................   1,000.00     1,005.50          5.11              1.01%
High Income Bond............................................   1,000.00     1,003.50          5.00              0.99%
Capital Growth..............................................   1,000.00       984.30          5.15              1.03%
Nasdaq-100 Index............................................   1,000.00       921.10          2.71              0.56%
Bristol.....................................................   1,000.00     1,051.70          5.07              0.98%
Bryton Growth...............................................   1,000.00       955.10          5.47              1.11%
U.S. Equity.................................................   1,000.00       999.10          5.74              1.14%
Balanced....................................................   1,000.00     1,000.00          8.22              1.63%
Covered Call................................................   1,000.00       995.30          8.30              1.65%

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)

 ADDITIONAL INFORMATION                                              (CONTINUED)

   Hypothetical Example for Comparison Purposes

   The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                               BEGINNING      ENDING       EXPENSE PAID      EXPENSE RATIO
                                                               INVESTMENT   INVESTMENT        DURING         DURING PERIOD
                                                                 VALUE        VALUE          PERIOD*        1/1/05 - 6/30/05
   PORTFOLIO                                                     1/1/05      6/30/05     1/1/05 - 6/30/05     (ANNUALIZED)
   ---------                                                   ----------   ----------   ----------------   ----------------
   Equity....................................................  $1,000.00    $1,020.38         $4.46              0.89%
   Money Market..............................................   1,000.00     1,023.11          1.71              0.34%
   Bond......................................................   1,000.00     1,021.37          3.46              0.69%
   Omni......................................................   1,000.00     1,021.27          3.56              0.71%
   International.............................................   1,000.00     1,019.29          5.56              1.11%
   Capital Appreciation......................................   1,000.00     1,020.38          4.46              0.89%
   Discovery.................................................   1,000.00     1,020.33          4.51              0.90%
   International Small Company...............................   1,000.00     1,017.26          7.60              1.52%
   Aggressive Growth.........................................   1,000.00     1,019.74          5.11              1.02%
   Small Cap Growth..........................................   1,000.00     1,019.19          5.66              1.13%
   Mid Cap Opportunity.......................................   1,000.00     1,020.08          4.76              0.95%
   S&P 500 Index.............................................   1,000.00     1,022.41          2.41              0.48%
   Blue Chip.................................................   1,000.00     1,019.79          5.06              1.01%
   High Income Bond..........................................   1,000.00     1,019.89          4.96              0.99%
   Capital Growth............................................   1,000.00     1,019.69          5.16              1.03%
   Nasdaq-100 Index..........................................   1,000.00     1,022.02          2.81              0.56%
   Bristol...................................................   1,000.00     1,019.93          4.91              0.98%
   Bryton Growth.............................................   1,000.00     1,019.29          5.56              1.11%
   U.S. Equity...............................................   1,000.00     1,019.14          5.71              1.14%
   Balanced..................................................   1,000.00     1,016.71          8.15              1.63%
   Covered Call..............................................   1,000.00     1,016.61          8.25              1.65%

   * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, the table is useful in comparing ongoing costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if these transactional costs were included, costs may be higher for a Portfolio as well as for a fund being compared.

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)

 INFORMATION ABOUT DIRECTORS AND OFFICERS

                                                                     TERM SERVED    NUMBER OF
                                                                     AS OFFICER   PORTFOLIOS IN
      NAME AND ADDRESS              AGE    POSITION WITH THE FUND    OR DIRECTOR  FUND COMPLEX
      ----------------              ---   -------------------------  -----------  -------------
      INDEPENDENT DIRECTORS
      James E. Bushman              60    Director, Member of Audit  Since March       29
      3040 Forrer Street                  and Independent Directors     2000
      Cincinnati, Ohio                    Committees
      Joseph A. Campanella          63    Director, Member of Audit   Since May        29
      6179 Paderborne Drive               and Independent Directors     2002
      Hudson, Ohio                        Committees
      Ross Love                     58    Director, Member of Audit     Since          29
      615 Windings Way                    and Independent Directors    October
      Cincinnati, Ohio                    Committees                    1998
      George M. Vredeveld           62    Director, Chairman of      Since March       29
      University of Cincinnati            Audit Committee, Member       1996
      P.O. Box 210223                     of Independent Directors
      Cincinnati, Ohio                    Committee

      INTERESTED DIRECTOR AND OFFICERS
      John J. Palmer                65    President and Director        Since          29
      One Financial Way                                               July 1997
      Cincinnati, Ohio
      Thomas A. Barefield           52    Vice President                Since          29
      One Financial Way                                               February
      Cincinnati, Ohio                                                  1998
      Christopher A. Carlson        46    Vice President             Since March       29
      One Financial Way                                                 2000
      Cincinnati, Ohio
      Marc L. Collins               36    Secretary                  Since March       29
      One Financial Way                                                 2000
      Cincinnati, Ohio
      R. Todd Brockman              36    Treasurer                     Since          29
      One Financial Way                                              August 2004
      Cincinnati, Ohio
      Dennis R. Taney               57    Chief Compliance Officer   Since June        29
      One Financial Way                                                 2004
      Cincinnati, Ohio
      Maureen Kiefer-Goldenberg     36    Compliance Director        Since March       29
      One Financial Way                                                 2001
      Cincinnati, Ohio


                                          PRINCIPAL OCCUPATION AND OTHER
      NAME AND ADDRESS                 DIRECTORSHIPS DURING PAST FIVE YEARS
      ----------------              ------------------------------------------
      INDEPENDENT DIRECTORS
      James E. Bushman              Director, President and CEO: Cast-Fab
      3040 Forrer Street            Technologies, Inc. (a manufacturing
      Cincinnati, Ohio              company); Director: The Midland Company,
                                    ABX Air Inc., The Health Alliance of
                                    Greater Cincinnati, and The Elizabeth
                                    Gamble Deaconess Home Association;
                                    Commissioner: Hamilton County Park
                                    District.
      Joseph A. Campanella          Retired. Until 2001, was Executive Vice
      6179 Paderborne Drive         President, Community Banking Division,
      Hudson, Ohio                  U.S. Bank; Director: Ohio Savings Bank,
                                    Ohio Savings Financial Corporation
      Ross Love                     Director, President and CEO: Blue Chip
      615 Windings Way              Enterprises Ltd. (a company with holdings
      Cincinnati, Ohio              in the automotive manufacturing,
                                    communications and medical equipment
                                    industries. Director: Radio One Inc., CBS
                                    Technologies; Trustee: Syracuse
                                    University, Greater Cincinnati Chamber of
                                    Commerce; Chairman, Board of Trustees:
                                    United Way of Greater Cincinnati.
      George M. Vredeveld           Alpaugh Professor of Economics, University
      University of Cincinnati      of Cincinnati; President: Economics Center
      P.O. Box 210223               for Education & research; Director: Games
      Cincinnati, Ohio              Inc.
      INTERESTED DIRECTOR AND OFFICERS
      John J. Palmer                Director and Vice Chairman: ONLIC;
      One Financial Way             Director and CEO: NSLA; Director: ONI and
      Cincinnati, Ohio              various other Ohio National-affiliated
                                    companies; Trustee: Cincinnati Symphony
                                    Orchestra, Cincinnati Opera.
      Thomas A. Barefield           Senior Vice President, Institutional
      One Financial Way             Sales: ONLIC; Prior to November 1997 was
      Cincinnati, Ohio              Senior Vice President of Life Insurance
                                    Company of Virginia.
      Christopher A. Carlson        Senior Vice President, Chief Investment
      One Financial Way             Officer: ONLIC; President and Director:
      Cincinnati, Ohio              ONI
      Marc L. Collins               Second Vice President and Counsel, ONLIC;
      One Financial Way             Secretary, ONI.
      Cincinnati, Ohio
      R. Todd Brockman              Assistant Vice President, Mutual Funds
      One Financial Way             Operations: ONLIC; Prior to July 2004 was
      Cincinnati, Ohio              an Assurance Manager with Grant Thornton
                                    LLP, a certified public accounting firm.
      Dennis R. Taney               Second Vice President, Chief Compliance
      One Financial Way             Officer: ONLIC; Prior to August 2004 was
      Cincinnati, Ohio              Treasurer of the Fund.
      Maureen Kiefer-Goldenberg     Prior to January 2001 was mutual fund
      One Financial Way             assistant for ONLIC.
      Cincinnati, Ohio

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2005 (Unaudited)

 INFORMATION ABOUT DIRECTORS AND OFFICERS                            (CONTINUED)

                                                                     TERM SERVED    NUMBER OF
                                                                     AS OFFICER   PORTFOLIOS IN
      NAME AND ADDRESS              AGE    POSITION WITH THE FUND    OR DIRECTOR  FUND COMPLEX
      ----------------              ---   -------------------------  -----------  -------------
      Catherine E. Gehr             33    Assistant Treasurer        Since March       29
      One Financial Way                                                 2005
      Cincinnati, Ohio
      Kimberly A. Plante            31    Assistant Secretary        Since March       29
      One Financial Way                                                 2005
      Cincinnati, Ohio
      William C. Price              42    AML Principal Compliance   Since March       29
      One Financial Way                   Officer                       2003
      Cincinnati, Ohio


                                          PRINCIPAL OCCUPATION AND OTHER
      NAME AND ADDRESS                 DIRECTORSHIPS DURING PAST FIVE YEARS
      ----------------              ------------------------------------------
      Catherine E. Gehr             Manager, Mutual Fund Operations: ONLIC;
      One Financial Way             Prior to April 2004 was an Accounting
      Cincinnati, Ohio              Consultant in the financial control area
                                    for ONLIC.
      Kimberly A. Plante            Assistant Counsel: ONLIC; Prior to
      One Financial Way             December 2004 was an Associate with
      Cincinnati, Ohio              Dinsmore & Shohl LLP, attorneys at law.
      William C. Price              Vice President and Assistant General
      One Financial Way             Counsel: ONLIC; Prior to January 2001 was
      Cincinnati, Ohio              a partner and co-chairman of the
                                    litigation department of Wood & Lamping,
                                    attorneys at law.

Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201

Form 1325 Rev. 8/05

ITEM 2.  CODE OF ETHICS

         As of the end of the period covered by this report, Ohio National Fund, Inc. (the "Fund") has adopted a code of ethics (the "Code") that applies to the Fund's principal executive officer and principal financial officer. A copy of the Code is filed as an exhibit to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Fund's Board of Directors has determined that the Fund has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Mr. James E. Bushman and Mr. Joseph A. Campanella. Mr. Bushman and Mr. Campanella are independent for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

         (a)      Audit Fees.

                  Fiscal year ended December 31, 2004:    $191,700
                  Fiscal year ended December 31, 2003:    $153,150

         (b)      Audit-Related Fees. None.
         (c)      Tax Fees. None.
         (d)      All Other Fees. None.

         (e)(1)   Audit Committee Pre-Approval Policies and Procedures:

         The Fund's Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund's financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

         (e)(2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

         During the fiscal years ended December 31, 2004 and 2003, there were no non-audit services provided by the Fund's principal accountant that would have required pre-approval by the Fund's Audit Committee.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

         Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

         Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         There were no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES

         (a) The Fund's principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Fund's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 12. EXHIBITS

         (a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODE.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99. CERT.

                  The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as
                  Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:   /s/ John J. Palmer
      John J. Palmer
      President and Director
      September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.


By:   /s/ John J. Palmer
      John J. Palmer
      President and Director
      September 6, 2005



By:   /s/ R. Todd Brockman
      R. Todd Brockman
      Treasurer
      September 6, 2005